[LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]


                                                          [ARTWORK APPEARS HERE]






November 30, 1998

SEMI-ANNUAL REPORT
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--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   3
Portfolio Performance Discussion............................................   5

Statements of Assets and Liabilities........................................  21
Statements of Operations....................................................  26
Statements of Changes in Net Assets.........................................  31
Statements of Cash Flows....................................................  40
Schedules of Portfolio Investments..........................................  43
Notes to Financial Statements...............................................  95
Financial Highlights........................................................ 121

--------------------------------------------------------------------------------
A Message From The Chairman

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

Dear Shareholders:

I am pleased to be writing to you on behalf of your new Board of Trustees who are listed on the inside back cover of this report. This report covers performance of each of the Parkstone Group of Funds during the six months ended November 30, 1998.

Volatility in the Marketplace

Over the course of the last six months, investors experienced a true adventure on Wall Street that served as a great test for individual risk tolerances. During this period, the fixed-income and equity markets experienced extreme levels of volatility. Despite the challenges in the financial markets, the Parkstone Funds improved their one-year relative performance ratings in almost every case. The key to this success has been the experience of our investment portfolio management teams.

National City Investment Management Company Named Adviser

Effective August 5, 1998, National City Investment Management Company (IMC) was named as adviser to the Parkstone Funds. In addition, this group is also adviser to the Armada Funds. This team uses a disciplined style-specific investment approach, focusing on diversification and risk management. For more information on IMC and its strategies, you can refer to the winter edition of the TIP newsletter enclosed with your year-end statement.

Diversification Is Critical

The Parkstone and Armada fund families in total offer shareholders over 35 different choices to achieve a well diversified portfolio. Our experienced managers understand the financial markets and the potential impact on their investment styles. While investment decisions are always challenging and never guaranteed, the benefits of such experience are most apparent during periods of volatility. If you'd like to know more about any of the Parkstone Funds, or Armada Funds, please call us at 1-800-451-8377, or 1-888-ARMADA5, respectively.

Best wishes for a happy, healthy and prosperous 1999, and thank you for your continued investment in the Parkstone Funds.

Sincerely,

/s/ Robert D. Neary

Robert D. Neary
Chairman
                         [Parkstone Logo Appears Here]

            Notice to Shareholders
            Please be advised of the following facts about mutual funds:

                   . Your principal is at risk.

                   . Not an obligation of First of America or National City.

                   . No FDIC coverage.

--------------------------------------------------------------------------------
Message From Your Investment Adviser

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Dear Shareholders:

Very simply, during the six months ended November 30, 1998, the financial markets were more turbulent than they have been in decades. As the period opened, aftershocks from the turmoil in Asia reached our shores. At home, signs appeared that our economy's growth was moderating . After years of strong and stable growth, investors were unnerved. Anxiety mounted. Then, in August, evidence that the Russian economy was in far worse shape than previously suspected sent investors' anxiety soaring. While the fate of Russia has, in fact, only minimal impact on the global economy, the psychological impact was far-reaching. These factors, combined with continuing weakness in Asia, instability in Latin America and the potential implosion of several highly leveraged hedge funds, had a powerful effect on the markets. Investors ran for cover. Liquidity vanished. Markets worldwide dropped significantly--and no region was spared. Perceived to be the safest of safe havens, U.S. Treasury securities surged. In markets abroad and here at home, virtually all other fixed-income and equity securities suffered to some degree.

A Virtual Correction?

Many of the situations that triggered the decline had eased somewhat by late September. In Southeast Asia, governments were making progress toward structural, economic reforms. In an effort to pull their economy out of the doldrums, the Japanese were moving toward real banking reform. In Latin America, the Brazilians were moving toward an austerity budget with the help of the IMF, to be funded by the United States. At home, a group of investment banks, with the help of monetary authorities, provided Long Term Capital Management, a multi-billion-dollar hedge fund, with the capital to gradually unwind their positions. Finally, and perhaps most importantly, citing a desire to cushion U.S. economic growth against weakness in foreign economies and recognizing that financial conditions had become less accommodating to growth domestically, the Federal Reserve Board made the first of three cuts in short-term interest rates over the course of the next two months.

With these indications that problems were being addressed, confidence began returning. Liquidity began to trickle back into the marketplace. Moreover, as the environment eased, investors noticed signs of the U.S. economy's underlying strength and impressive resilience. The rate of real growth in the second quarter--despite a reduction in inventories and a large decrease in net exports--was 1.8%. The rate of growth in the third quarter was 3.9%. "Real final sales" (GDP less inventories) were no longer increasing at the phenomenal pace seen in the past, but they were still advancing. Business investment was also increasing, just not at the torrid pace of the past year. In short, our economy was still growing. Globally, progress was being made.

A Virtual Recovery?

Seeing this, market sentiment grew more positive. By October, stocks were recovering, and the move upward was a powerful one. This time, too, the advance was not as narrow as it had been earlier in the year. Smaller and mid-capitalization issues received some long-overdue attention. By the period's end, many of the biggest and best-known names had regained most, if not all, of the ground lost, and any smaller and mid-cap stocks were well on their way. Clearly, for the moment at least, stock investors seem willing to look beyond whatever problems remain unresolved at home or abroad.

While the environment also improved in the fixed-income markets, investors were more wary, and the rebound was slower. Sentiment still favored high- quality, intermediate-term securities. Nonetheless, in the closing weeks of the period, several large corporate issues were brought to market and were well supported. Clearly, confidence once again reigned in the stock market and was on the comeback in the fixed-income arena as the period closed.

--------------------------------------------------------------------------------
Message From Your Investment Adviser, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

A Realistic Approach

Much of the optimism the recovery indicates is justified. Historically, the type of low-interest-rate, low-inflation, stable-growth environment we see ahead has proved to be very favorable for the financial markets. In the short-term, however, there is reason for caution. The problems that caused such great concern in the summer are being addressed and have been reduced in severity, but none have been resolved. Abroad, Russian, Brazilian and Japanese economies are still weak. Singapore recently reported a large decline in its GDP. At home, we see a deceleration in the growth of our economy. While a deceleration is very different from a decline, corporate profits are expected to drop off in the coming year.

Against this backdrop, the sheer strength and speed of the recovery in the equities market has been surprising. While the economic news and the financial environment have improved significantly, we are not out of the woods yet--and the markets may be volatile in the months ahead as we work our way out. Much depends on the willingness of governments abroad to carry out promised reforms. Very simply, investors worldwide will be watching, closely, the speed and depth of the follow-through by those governments.

Sincerely,

/S/ Mark R. Kummerer

Mark R. Kummerer
Director of Fixed Income
National City Investment Management Company

--------------------------------------------------------------------------------
Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                           Small Capitalization Fund
The six-month period ended November 30, 1998, was an extremely volatile one for small-cap investors. Throughout the summer, aftershocks from the financial quakes that rocked Asia reached our market. Concerns about the stability of the Russian economy and our own domestic political situation added even more uncertainty to the mix. As a result, investors fled to quality--and all but the most defensive stocks saw declines in August and September. Once again, smaller cap issues, particularly smaller cap growth issues, took the hardest hits.

But, by October, investors' fears--while not completely gone--had eased. Small-cap stocks, particularly small-cap growth stocks, which were at their lowest valuations on a relative basis in decades, stormed back and climbed steadily upward during October and November. Moreover, just as they had experienced the sharpest declines, they made some of the largest gains. But, despite these substantial gains, there was still a way to go before regaining all the ground lost earlier in the year. As a result, for the six months ended November 30, 1998, the Fund posted a return of -14.15% (Investor A Shares without sales charge)* compared to its benchmark, the Russell 2000 Stock Index,/1/ which returned -12.35% for the period.

Growth in a Slowing Economy

Going forward, we're optimistic about the prospects for small-cap stocks in general and the Fund's holdings in particular. Despite the recent rally, valuations in the sector are still attractive--in fact, some 40% of NASDAQ issues have yet to regain their '96 highs. In addition, with their lower valuations and higher growth rates than the larger cap issues, these stocks are likely to become more and more attractive to investors as our economy slows in the coming months.

            Average Annual Total Return As of
                    November 30, 1998

                1 Year  5 Years 10 Years
------------------------------------------
Investor A*     -19.67%  8.03%   14.46%
------------------------------------------
Institutional   -14.76%  9.47%   15.26%
------------------------------------------
* Reflects 5.50% Sales Charge

Given the rather uncertain environment, however, the marketplace may continue to be rather volatile. Consequently, in an effort to minimize the impact of any such swings on the Fund, we've capitalized on a number of attractive situations and increased the number of names in the portfolio in recent weeks. At the same time, however, we've subjected all stocks considered to increased scrutiny-- particularly with regard to valuation. As a result, while the road just ahead may be bumpy, we believe the Fund is well positioned for the ride.

   Average Annual Total Return As of
           November 30, 1998
----------------------------------------
                         Since
               1 Year  Inception
                       (2/4/94)
----------------------------------------
Investor B**   -19.54%   8.17%
----------------------------------------
** Reflects Applicable Contingent
   Deferred Sales Charge

As of November 30, 1998, the top five holdings in the Fund's portfolio were Serologicals Corp. (2.6% of the Fund's net assets), Annuity & Life (2.5%), Pacific Gateway (2.4%), NCO Group, Inc. (2.2%) and Visio Corp. (2.1%).**

-------
Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.

* The total return, with the maximum 5.50% sales charge, was -18.88% for the period.

** The Portfolio's composition is subject to change.

/1/The Small Capitalization Fund's performance is compared to the Russell 2000 Stock Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                            Mid Capitalization Fund
The six months ended November 30, 1998, were quite volatile as investors were unsettled by events in Asia, Russia and Latin America. From its peak on July 20 through the bottom on October 8, the S&P MidCap 400 Index/1/ fell 27%. While all stocks suffered, the performance of small- and mid-cap stocks reflected this anxiety to a greater degree. Then, in early fall, action by the Fed to ease interest rates, Japanese banking reform, and IMF aid to Latin America calmed investors' fears.

Equities rebounded strongly in October and November. Moreover, this time, the advance was more broad based--and mid-cap stocks bounced back strongly. Many of the Fund's holdings performed extremely well.

Brightpoint rose 95% in the eight weeks from the end of September to the period's close. Among other stand outs were Sanmina Corp. (2.2% of the Fund's net assets), Office Depot (2.4%) and Comverse Technology, Inc. (1.4%), all of which gained more than 40% in the same time frame. As a result, while the six months ended November 30, 1998, were challenging ones, they were, in the end, good ones for our portfolio. For the period, the Fund posted a total return of -8.54% (Investor A Shares without sales charge).* The S&P MidCap 400 Index,/1/ the Fund's benchmark, posted a return of -1.56% for the same period.

Earnings Are Key

Clearly, investors' fears have eased, and market sentiment has again grown positive, particularly with regard to mid- and smaller capitalization stocks. At the same time, however, we believe it is clear that our economy is slowing. Consequently, earnings expectations have been lowered--and having been lowered, it is apparent there will be little tolerance for misses or near misses. As a result, the markets could be somewhat choppy in the months ahead.

    Average Annual Total Return As of
            November 30, 1998
---------------------------------------
                1 Year 5 Years 10 Years
---------------------------------------
Investor A*     -5.79%  9.28%   12.65%
---------------------------------------
Institutional   -0.23% 10.65%   13.36%
---------------------------------------
  * Reflects 5.50% Sales Charge

Nonetheless, we believe it may be a very good period for mid- and smaller cap stocks. Having been out of favor throughout much of the market's rise over the past several years and battered badly in August and September, these stocks have valuations that are noteworthy, relative to larger capitalization issues. From this viewpoint alone, they are in a prime position to take over the leadership of the market. When they will, of course, is impossible to predict. Nevertheless, we are optimistic about the Fund's prospects in the months ahead.

Average Annual Total Return As of
        November 30, 1998
----------------------------------
                        Since
               1 Year Inception
                      (2/4/94)
----------------------------------
Investor B**   -4.94%   9.35%
----------------------------------
** Reflects Applicable Contingent
   Deferred Sales Charge


As of November 30, 1998, the top five equity holdings in the Fund's portfolio were Concord EFS, Inc. (2.4% of the Fund's net assets), Office Depot (2.5%), Cintas Corp. (2.3%), Finova (2.2%), and Sanmina Corp. (2.2%).**

-------
* The total return, with maximum 5.50% sales charge, was -13.57% for the period.

** The Portfolio's composition is subject to change.

/1/The Parkstone Mid Capitalization Fund's performance is being compared to the Standard & Poor's MidCap 400 Index to reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Parkstone Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                           Large Capitalization Fund
During the six months ended November 30, 1998--Asian currencies continued to weaken and the Russian economy threatened to collapse--many investors fled the marketplace. Those that stayed turned to bigger names for safety and liquidity. As a result, while virtually all stocks saw declines in August and September, large capitalization stocks lost less ground than others. Moreover, as the market rebounded in October and November, larger cap stocks bounced back strongly--and by the period's end, several were approaching new highs.

Concentrated in this sector, the Fund performed very well during the period. After holding its own through the months of August and September, the portfolio advanced. In fact, some of our holdings, America On-line among them, made such strong gains in October and November, that positions were trimmed slightly. In short, despite all the sound and fury, the period was a good one for the Fund. We're pleased to report that for the six months ended November 30, 1998, it posted a total return of 11.55% (Investor A Shares without sales charge),* handily beating its benchmark, the S&P 500 Index,/1/ which gained 7.50% over the same period.

Optimistic, but Cautious

The improvement in market sentiment over the past several months has been positive. In short, while problems remain both at home and abroad, investors seem more than willing to look beyond them. And with good reason; long-term prospects remain bright. In the short-term, however, there is reason for caution as well. With profits dependent upon activities domestically and globally, larger corporations may face pressure in both arenas. At home, we think our economy is slowing. Abroad, many of the economies that triggered the August debacle are instituting reforms--but change takes time to implement and impact the marketplace. As a result, while we are optimistic about the prospects for larger cap issues, we continue to closely monitor the pressures they face.

Average Annual Total Return
  As of November 30, 1998
--------------------------------
                       Since
              1 Year Inception
                     (2/1/96)
--------------------------------
Investor A*   24.17%  24.86%
--------------------------------
Investor B**  25.46%  25.57%
--------------------------------
*  Reflects 5.50% Sales Charge
** Reflects Applicable Contingent
   Deferred Sales Charge

As of November 30, 1998, the top five holdings in the Fund's portfolio were Cisco Systems (3.9% of the Fund's net assets), Microsoft Corp (3.3%), Pfizer, Inc. (3.2%), Lucent Technologies, Inc. (3.0%) and Warner Lambert Co. (3.0%).**

Average Annual Total Return
  As of November 30, 1998
---------------------------------
                        Since
               1 Year Inception
                      (12/28/95)
---------------------------------
Institutional  31.65%   28.08%
---------------------------------

-------
* The total return, with the 5.50% maximum sales charge, was 5.43% for the period.

** The Portfolio's composition is subject to change.

/1/The Large Capitalization Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The performance of the Parkstone Large Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                          International Discovery Fund
Triggered by the Russian government's default on outstanding debt, stock prices around the world plunged in late summer. While the default itself had little impact on the global economy, the psychological impact was far-reaching. Unnerved by events in Asia earlier in the year and by stocks hitting prices far in excess of anyone's wildest expectations of future discounted profits, investors worldwide ran for the exits. The implosion of several well-known hedge funds that had made highly leveraged bets--which, as events played out, did not pay off--intensified anxiety. Liquidity evaporated, and prices plummeted. No region was spared.

The situation had improved somewhat by early fall due to events in three major markets. In Japan, the government took several steps, albeit small ones, toward structural reform. In Latin America, the Brazilians, aided by the IMF and the United States, adopted austerity budgeting. In the United States, the Federal Reserve lowered interest rates to provide liquidity and restore confidence. As the period drew to a close, several markets were making strong comebacks. But the gains were not sharp or strong enough to offset the damage done earlier. For the six months ended November 30, 1998, the portfolio generated a total return of -7.09% (Investor A Shares without sales charge),* versus its benchmark, the EAFE Index,/1/ which posted a return of 0.34% for the same period.

Quality Is Key Looking ahead, we are cautiously optimistic. Given the Japanese government's recent actions, we expect conditions to improve, and we may increase our exposures there soon. In Europe, the recent trend toward consolidation continues. We believe, more efficiency can only bode well over the long-term for investors, and given its long-term focus, the Fund remains heavily weighted in this region. In Southeast Asia, the markets appear to have bottomed, and are now recovering. In the long run, renewed economic growth should create buying opportunities. In the short term, due to quality considerations, the Fund may remain somewhat underweighted in this region.

      Average Annual Total Return
       As of November 30, 1998
-----------------------------------------
                                Since
               1 Year 5 Years Inception
                              (12/29/92)
-----------------------------------------
Investor A*    -0.13%  5.34%    8.15%
-----------------------------------------
Institutional   5.95%  6.77%    9.46%
-----------------------------------------
* Reflects 5.50% Sales Charge

As of November 30, 1998, the top five holdings in the Fund's portfolio were Altran Technologies (3.1% of the Fund's net assets), Takeda Chemical (3.2%), Nestle (2.8%), Nokia Corp. (2.8%) and Mannesmann AG (2.5%).**

Average Annual Total Return
  As of November 30, 1998
--------------------------------
                      Since
              1 Year Inception
                     (2/4/94)
--------------------------------
Investor B**  0.10%    2.47%
--------------------------------
** Reflects Applicable
   Contingent Deferred Sales
   Charge

-------
International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and/or differences in accounting and other financial standards.

* The total return, with the maximum 5.50% sales charge, was -12.19% for the period.

** The Portfolio's composition is subject to change.

/1/The International Discovery Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                          Conservative Allocation Fund
Worries about the stability of markets in Asia and Russia swirled through the U.S. markets during the six months ended November 30, 1998. In August, as concern escalated and with news that an over-leveraged, multi-billion-dollar hedge fund was on the verge of collapse, investors fled. Across all sectors, stocks declined. Investors sought safety and liquidity in Treasury securities, and interest rates moved lower. But, with the Fund's solid underpinning in high-quality, fixed-income securities and strong larger cap stocks, the effect of all of this sound and fury was minimized.

Moreover, when stocks regained their footing and moved higher in October and November, the large caps posted strong gains. Also, as November drew to a close, the Fed made the third of its three moves during the period to cut rates. Investor enthusiasm for high-quality securities beyond Treasuries grew-- and our fixed-income holdings across the spectrum advanced. As a result, while the period was extremely volatile, it was also a relatively good one. For the six months ended November 30, 1998, the Fund produced a total return of 3.54%. The Fund is compared to the S&P 500 Index,/1/ which returned 7.50%; the Lehman Brothers Intermediate Government/Corporate Bond Index,/1/ which returned 5.05%; and the Salomon Brothers Broad Index,/1/ which returned 4.57% for the period.

Choppy Seas Ahead?

Despite investors' renewed enthusiasm for equities, many of the problems in economies globally, and in our own economy, that wreaked such havoc in the U.S. stock market this past summer still exist. On the positive side, however, steps are being taken to address them. Domestically, the Fed's recent actions to lower interest rates should make the transition to a slower-growing economy easier. Abroad, the Japanese are moving toward bank reform, and the Brazilians, with the help of the IMF, are getting their house in order. So, while we remain cautious, we are optimistic. Looking at the bigger picture, while the markets may be volatile in the months ahead, long-term prospects remain bright.

Average Annual Total Return
  As of November 30, 1998
----------------------------------
                        Since
               1 Year Inception
                      (12/30/96)
----------------------------------
Institutional  10.29%   10.32%
----------------------------------

As of November 30, 1998, the Fund was conservatively positioned. The portfolio's equity allocation was near the low end of its possible range, with 22.3% of its net assets invested in stocks. As of the same date, the Fund's fixed-income allocation was near the high end, with 73.2% of the portfolio invested in high-quality fixed-income securities. The remainder of the Fund's net assets were held in cash or cash equivalents.*

-------
* The Portfolio's composition is subject to change.

/1/The Fund's performance is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Intermediate Government/Corporate Bond Index. The S&P 500 Index represents the performance of the U.S. stock market as a whole; and the Lehman Brothers Intermediate Government/Corporate Bond Index is representative of intermediate-term bonds. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Conservative Allocation Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                            Balanced Allocation Fund
Concerns about events in Asia and Russia, and uncertainty about the economic and political environment in the United States, dominated the market environment during the six months ended November 30, 1998. In August, as worry reached a fever pitch, the equities market declined sharply--and stocks across all sectors were battered as investors fled to the safety and liquidity of high-quality fixed-income securities. Conservatively positioned with approximately 45% of its assets invested in high-quality bonds,* the Fund was hit as the market declined, but the blow was cushioned.

As fears eased in October, stocks rebounded, and by the end of the period, much of the ground lost had been regained. Even more importantly, this rally was a broader-based advance than those seen earlier. Lagging the large caps for more than two years, smaller and mid-cap issues made strong gains in October and November, and exposures in these sectors made solid contributions to performance. Large-cap growth stocks also came back strongly. As a result, while the period was extremely volatile--and very challenging--our conservative and balanced approach to the marketplace served shareholders well. For the six months ended November 30, 1998, the Fund produced a total return of 1.05%. The Fund's benchmarks, the S&P 500 Index/1/ and the Salomon Brothers Broad Index,/1/ produced returns of 7.50% and 4.57%, respectively.

Market Sentiment Rules

Given the rebound we saw in stocks in October and November, it is clear that the market is very powerful. For the moment, at least, investors appear to be assessing the situation from a long-term perspective. And, long-term prospects are indeed bright. In the short term, however, we feel the situation calls for caution. Clearly, steps are being taken in markets overseas to address structural problems--but these changes will not happen overnight. In addition, we believe our own economy is slowing, and corporate profits are expected to drop. As a result, while we are optimistic about prospects for the financial markets in the months ahead, we are more committed than ever to taking a cautious and balanced approach to the marketplace.


        Average Annual Total Return
          As of November 30, 1998
-----------------------------------------
                                Since
               1 Year 5 Years Inception
                              (1/31/92)
-----------------------------------------
Investor A*    3.75%   9.49%    9.88%
-----------------------------------------
Institutional  9.11%  10.80%   10.85%
-----------------------------------------
* Reflects 4.75% Sales Charge

As of November 30, 1998, the Fund's equity allocation was near the low end of its possible range, with approximately 52% of its assets invested in stocks. As of the same date, the Fund's fixed-income allocation was near the high end of its range, with some 45% of the portfolio invested in high-quality fixed-income securities. The remainder of the Fund's net assets were held in cash or cash equivalents.*




  Average Annual Total Return
    As of November 30, 1998
--------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
--------------------------------
Investor B**  3.08%    9.43%
--------------------------------
** Reflects Applicable
   Contingent Deferred Sales
   Charge

-------
* The Portfolio's composition is subject to change.

/1/The performance of the Parkstone Balanced Allocation Fund is compared to the Standard & Poor's 500 Stock Index and the Salomon Brothers Broad Index. The Standard & Poor's 500 Stock Index represents the performance of the U.S. stock market as a whole. The Salomon Brothers Broad Index represents the performance of overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The performance of the Parkstone Balanced Allocation Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

                           Aggressive Allocation Fund

Turmoil in Asia and Russia, coupled with concerns about our own economy, roiled the markets in the six months ended November 30, 1998. In August, with news that a multi-billion-dollar hedge fund was on the verge of collapse, selling rose to a fever pitch in the equities markets. With a majority of its assets invested in stocks and with exposures in the small, mid- and international sectors, the Fund was impacted as the market declined by double digits. Here, however, the Fund's larger-than-normal allocation to high-quality, fixed-income securities cushioned performance as investors fled to quality, and Treasury securities experienced a surge in popularity.*

As of November 30, 1998, 72.6% of the Fund was invested in equities. As of the same date, 26.2% of the portfolio was invested in high-quality fixed-income securities. The remainder of our assets were held in cash or cash equivalents.*

In October, as concern about the situation overseas and our own economy eased somewhat, equities rebounded. Moreover, this advance was not limited to just the biggest and best-known companies. Many smaller and mid-cap stocks made strong gains as well. As a result, while the period was an extremely challenging one, it was a relatively good one for the Fund. For the six months ended November 30, 1998, the Fund posted a total return of -2.36%. The Fund's benchmarks, the S&P 500 Index/1/ and the Salomon Brothers Broad Index,/1/ produced returns of 7.50% and 4.57%, respectively.

Cautiously Optimistic

Going forward, we believe the months ahead will be good ones for the markets. While there is no denying that problems still exist abroad, the investors seem more than willing to take a long-term approach to investing. Such optimism is not completely irrational: The Japanese are taking steps to restructure their economy, albeit baby steps, and the IMF is working with Brazil to stabilize its economy. While a disequilibrium still exists, the liquidity crunch is easing. Nonetheless, there is reason to be cautious as well. In our opinion, our own economy is slowing, and corporate profits will fall in the year ahead. In addition, while problems abroad have eased, they have not been resolved--and uncertainty concerning the global situation lingers. As a result, while we are optimistic about prospects for the financial markets in the months ahead, we also believe the environment now calls for caution as well.

 Average Annual Total Return
   As of November 30, 1998
---------------------------------
                        Since
               1 Year Inception
                      (12/30/96)
---------------------------------
Institutional  6.64%    8.44%
---------------------------------

-------
* The Portfolio's composition is subject to change.

/1/The performance of the Parkstone Aggressive Allocation Fund is compared to the Standard & Poor's 500 Stock Index and the Salomon Brothers Broad Index. The Standard & Poor's 500 Stock Index represents the performance of the U.S. stock market as a whole. The Salomon Brothers Broad Index represents the performance of overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The performance of the Parkstone Aggressive Allocation Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

                               Equity Income Fund

Like other funds of this kind, our portfolio was heavily weighted in dividend-paying stocks throughout the six months ended November 30, 1998. Historically, these stocks have been relatively less volatile than others in times of market turbulence, and that was the case this time as well. In the rough-and-tumble environment of August and September, valuations of our holdings corrected, but to a far lesser degree than many other Fund's holdings. Then, as the market recovered in the fall, they steadily regained ground.

At the same time, however, the Fund held a number of positions in convertibles, particularly in smaller and mid-cap growth issues. These holdings did not fare well during the correction, and liquidity was constrained. Throughout the period, these holdings were reduced. This process was a relatively slow one, however, due to our efforts to control capital gains. As a result, the underperformance of these holdings did negatively impact the Fund's performance. For the six months ended November 30, 1998, the Fund produced a total return of 0.43% (Investor A Shares without sales charge),* lagging its benchmark, the S&P 500 Index,/1/ which posted a return of 7.50% for the same period.

Looking Ahead

We believe the marketplace may continue to be somewhat volatile in the months ahead. Despite the decline in August, the valuations of larger cap growth stocks are again returning to all-time highs. As a result, while we are optimistic, we are somewhat cautious. Designed to protect assets in down drafts and provide a competitive total rate return over a market cycle, the Fund remains heavily weighted in dividend-paying stocks. In the months ahead, we will continue to work to seek out and capitalize on those stocks that are currently undervalued in terms of their future growth prospects, as well as exhibiting improvements in investor sentiment.

       Average Annual Total Return
         As of November 30, 1998

               1 Year 5 Years 10 Years
----------------------------------------
Investor A*     4.65% 12.47%   13.55%
----------------------------------------
Institutional  11.01% 13.93%   14.29%
----------------------------------------
* Reflects 5.50% Sales Charge


As of November 30, 1998, the Fund was overweighted in energy, industrials, utilities and consumer cyclicals versus its benchmark, the S&P 500 Index. As of the same date, the Fund was underweighted in technology, health care and telecommunications. The top five holdings in the Fund's portfolio were Emerson Electric Co. (3.6% of the Fund's net assets), Bristol Myers Squibb Co. (3.2%), Pitney Bowes, Inc. (3.1%), United Technologies Corp. (3.0%) and Masco Corp. (2.8%).**


   Average Annual Total Return
    As of November 30, 1998
---------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
---------------------------------
Investor B**  5.24%   12.33%
---------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge

-------
* The total return, with the maximum 5.50% sales charge, was -5.08% for the period.

** The Portfolio's composition is subject to change.

/1/The Equity Income Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The performance of the Parkstone Equity Income Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

                               Fixed Income Funds

In short, the six months ended November 30, 1998, were very challenging ones for fixed-income investors. As the period opened, aftershocks from events in Asian markets reached our own--and indications that our economy was slowing began to materialize. While worries about inflation were nonexistent, concern about deflation increased. Anxiety in the marketplace, already high, mounted. Then, in August, evidence that the Russian economy was on the verge of disintegration sent anxiety skyrocketing. Investors ran for cover. In the days that followed the collapse of Long Term Capital Management, a highly leveraged, multi-billion-dollar hedge fund, exacerbated the situation. Liquidity evaporated. Looking for a safe haven, investors worldwide poured money into U.S. Treasury securities, and fixed-income sectors across the spectrum felt the effects.

Many of the situations that had convulsed the markets in August eased somewhat by late September. Abroad, monetary authorities took the first steps toward making long overdue changes in their economies. At home, in a effort to provide liquidity and restore confidence, the Federal Reserve made three cuts in short-term interest rates. As a result, by the period's end, the environment had improved. Nonetheless, throughout the period, as uncertainty wreaked havoc, intermediate and short-term Treasury securities were the place to be. Due to our belief that interest rates would fall, our portfolios were positioned to benefit and at no point did we compromise our high-quality standards to chase yield. In recent weeks, the markets have been more liquid, and confidence has been coming back, albeit slowly. Nonetheless, sentiment still favors high-quality, intermediate-term securities--and this may be the case over the near-term while the environment clears. Consequently, we expect to approach the marketplace cautiously in the weeks ahead.

At the same time, however, we are optimistic about our Funds' prospects. Given the environment of the past several months, there is a good deal of supply in the pipeline, particularly in the corporate arena. Many of these securities, when issued, will present attractive opportunities for investors. As a result, we believe our Funds are well positioned for the declining rate environment and somewhat choppy markets we see ahead.


Bond Fund

In the tumultuous environment of the six months ended November 30, 1998, we're pleased to report that the Fund held its own. As interest rates fell, the Fund benefited from its conservative positioning along the yield curve, some 5% longer than the market benchmark, the Salomon Brothers Broad Index./1/ Also, the portfolio was underweighted in longer corporate bonds, which took the brunt of the market's shift in sentiment. Over the course of the period, too, exposures in mortgage-backed securities, a sector that also underperformed, were slightly reduced. While not overweighted in intermediate Treasuries, the Fund did hold 10.96% of its assets in these securities--and in the environment of the period, this sector was virtually the only place to be. Intermediate- and shorter-term Treasury securities outperformed all others. Consequently, the Fund's exposures here provided a strong, stable foundation for the portfolio. As a result, in the very challenging environment of the six months ended November 30,

Average Annual Total Return
  As of November 30, 1998

               1 Year 5 Years 10 Years
----------------------------------------
Investor A*    3.32%   5.45%   7.74%
----------------------------------------
Institutional  8.67%   6.82%   8.44%
----------------------------------------
* Reflects 4.75% Sales Charge


  Average Annual Total Return
    As of November 30, 1998

                       Since
              1 Year Inception
                     (2/4/94)
-------------------------------
Investor B**  2.56%    5.43%
-------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge


1998, the Fund produced a total return of 4.35% (Investor A Shares without sales charge)* compared to its benchmark, the Salomon Brothers Broad Index, which returned 4.57% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998

Capitalizing on the Environment
Historically, major shifts in sentiment have created opportunities, and that was the case this time as well. As all eyes focused on the Treasury sector, other issues grew more and more attractive. In recent weeks, we have moved to capitalize on several of these opportunities and added slightly to our positions in the corporate and mortgage-backed sectors. Nonetheless, it is clear that uncertainty is, while not rampant, still present in the marketplace. Until the environment changes significantly, we expect to maintain our conservative posture.

As of November 30, 1998, 48.4% of the Fund's net assets were invested in U.S. Treasury and Agency securities, 5.4% in mortgage-backed securities, 6.5% in corporate bonds and 29.8% in asset-backed securities, with the remainder invested in a range of government securities. As of the same date, the average maturity of the portfolio's holdings was 12.8 years; the average credit quality, AAA.**

-------
* The total return, with the maximum 4.75% sales charge, was -0.63% for the period.

** The Portfolio's composition is subject to change.

/1/The Bond Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                             Limited Maturity Fund
Consistent with our belief that interest rates would trend downward, the average duration of the Fund was somewhat longer than that of the index throughout the period. This positioning contributed positively to performance. However, in this Fund, our efforts are focused on maintaining a yield advantage with high-quality spread product--and virtually all higher yielding issues suffered as investors fled to Treasuries in August and September. As the markets calmed down throughout the fall, many of these securities strengthened, and as the period drew to a close, they began gaining on Treasuries. Nevertheless, due to its heavy weighting in asset-backed securities and exposures in nongovernment sectors, the Fund produced a total return of 3.52% (Investor A Shares without sales charge)* for November 30, 1998, versus its benchmark, the Salomon Brothers 1-5-Year Investment Grade Bond Index,/1/ which produced a return of 3.94% for the same period.

A Measured, Cautious Approach

In recent weeks, as confidence and liquidity have begun to reappear in the marketplace, sectors beyond Treasuries are strengthening. However, while the situations have improved significantly, investors are still wary, domestically and globally, and problems can always resurface. As a result, while we are optimistic about the Fund's prospects in the months ahead, we continue to take a cautious and conservative approach to the marketplace.

     Average Annual Total Return
       As of November 30, 1998

               1 Year 5 Years 10 Years
----------------------------------------
Investor A*    3.28%   4.47%   6.42%
----------------------------------------
Institutional  6.49%   5.32%   6.85%
----------------------------------------
* Reflects 2.75% Sales Charge

As of November 30, 1998, 27.5% of the Fund's net assets were invested in U.S. Treasury and Agency securities, 3.3% in mortgage-backed securities, 35.1% in corporate bonds, and 25.2% in asset-backed securities, with the remainder invested in a range of government securities. As of the same date, the average maturity of the portfolio's holdings was 4.5 years; the average credit quality, AA1.**

  Average Annual Total Return
    As of November 30, 1998
-------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
-------------------------------
Investor B**  0.38%    3.98%
-------------------------------
** Reflects Applicable
   Contingent Deferred Sales
   Charge

-------
*The total return, with the maximum 2.75% sales charge, was 0.66% for the period.

** The Portfolio's composition is subject to change.

/1/The Limited Maturity Fund's performance is compared to the Salomon Brothers 1-5-Year Investment Grade Bond Index, which represents the performance of U.S. government and investment-grade corporate bonds with maturities of 1 to 5 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Limited Maturity Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                    Intermediate Government Obligations Fund
Invested in intermediate government securities, the Fund benefited as investors fled to quality during the six months ended November 30, 1998. During the period, Treasury and agency securities in the intermediate range of the yield curve outperformed virtually all other fixed-income securities. At the same time, however, as rates dropped, prepayment risk rose, and mortgage-backed securities lagged Treasuries.

Nonetheless, because our objective is yield, as opposed to appreciation, the Fund held 21.9% of its assets in mortgage-backed securities. As a result, the Fund fell just short of its benchmark, the Salomon Brothers 1-10-Year Treasury Index,/1/ which produced a return of 5.05% and is very heavily weighted in agency and Treasury securities. For the six months ended November 30, 1998, the Fund produced a total return of 4.48% (Investor A Shares without load).*

Average Annual Total Return
  As of November 30, 1998
----------------------------------------
               1 Year 5 Years 10 Years
----------------------------------------
Investor A*    2.51%   4.37%   6.63%
----------------------------------------
Institutional  7.78%   5.61%   7.27%
----------------------------------------
* Reflects 4.75% Sales Charge

Focusing on Yield

Going forward, we expect to see interest rates trend lower. Nonetheless, because the Fund holds primarily seasoned mortgages that experience lower-than-average prepayments and produce solid yields, we do not expect to make a major change in the portfolio's allocation in the near-term. As of November 30, 1998, 86.3% of the Fund's net assets were invested in U.S. Treasury and agency securities, with the remainder invested in mortgage-backed securities and government agency-backed CMOs. As of the same date, the average maturity of the Fund's holdings was 5.3 years.**

  Average Annual Total Return
    As of November 30, 1998
-------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
-------------------------------
Investor B**  1.80%    4.29%
-------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge

-------
* The total return, with the maximum 4.75% sales charge, was -0.46% for the period.

** The Portfolio's composition is subject to change.

/1/The Intermediate Government Obligations Fund's performance is compared to the Salomon Brothers 1-10-Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Intermediate Government Obligations Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                          U.S. Government Income Fund
As uncertainty swirled around the marketplace and interest rates dropped, prepayment risks rose. Mortgage-backed securities weakened and underperformed Treasuries. Invested primarily in very seasoned mortgages, the Fund experienced a lower level of prepayment. Over the course of the period, the portfolio continued to achieve our objective and produce a solid yield. For the six months ended November 30, 1998, the Fund produced a total return of 3.55% (Investor A Shares without sales charge)* compared to its benchmark, the Salomon Brothers 1-10-Year Treasury Index,/1/ which produced a return of 5.05%.

Looking Ahead

As always, however, all good things eventually come to an end. While prepayments were not high during the period, there were some. In addition, many of the older mortgages in the portfolio are now retiring.

      Average Annual Total Return
       As of November 30, 1998
-----------------------------------------
                                Since
               1 Year 5 Years Inception
                              (11/12/92)
-----------------------------------------
Investor A*    2.48%   5.31%    5.56%
-----------------------------------------
Institutional  7.88%   6.55%    6.61%
-----------------------------------------
* Reflects 4.75% Sales Charge

Meanwhile the current market volatility presents many attractive opportunities to reinvest funds in very high-quality securities. We will make every effort to capitalize on these in the months ahead.


As of November 30, 1998, 31.4% of the Fund's net assets were invested in mortgage-backed securities and commercial mortgage obligations, and 66.3% in U.S. Treasury and agency securities.**

Average Annual Total Return
  As of November 30, 1998
---------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
---------------------------------
Investor B**  1.68%    5.20%
---------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge

-------
* The total return, with the maximum 4.75% sales charge, was -1.34% for the period.

** The Portfolio's composition is subject to change.

/1/The U.S. Government Income Fund's performance is compared to the Salomon Brothers 1-10-Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone U.S. Government Income Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                              Municipal Bond Funds
Uncertainty regarding the impact of events abroad on the U.S. economy rippled through the financial markets during the six months ended November 30, 1998.
All markets and all sectors were affected. Enthusiasm for Treasury securities skyrocketed. Not quite as liquid, but perceived to be quite safe, munis also experienced price gains as the Federal Reserve moved to lower interest rates three times over the period. As a result, despite the volatile environment in the taxable markets, municipal markets were quiet in comparison and posted gains.

Going forward, we believe the months ahead will be good for the municipals and the fixed-income markets. Balance sheets across the country are very strong, and surpluses abound. While rates may drop lower in the coming months, many municipalities may not need to issue new bonds, or, given the surpluses, they have the taxpayer support to do so. In addition, many municipalities completed restructuring outstanding debt in the low interest-rate environment of the past year. Consequently, new issuance in the year ahead may be rather light--and tighter supply will further stabilize the market. Given the instability of other financial markets in recent months, we believe, the sheer stability of munis alone may attract more investors in the near-term, and over the long run.


Municipal Bond Fund

Attention focused on the intermediate range of the yield curve as interest rates dropped and investors looked to lengthen maturities during the six months ended November 30, 1998. Given the market environment, quality, too, was a key concern. Invested primarily in high-quality, intermediate-term securities, the Fund benefited as these issues performed very strongly. As a result, we're pleased to report that the Fund produced a total return of 3.32% (Investor A Shares without sales charge)+ for the period. The Fund's benchmark, the Lehman Brothers Mutual Fund Intermediate Index,/1/ produced a return of 3.88% for the same six-month period.

    Average Annual Total Return
     As of November 30, 1998
---------------------------------------
               1 Year 5 Years 10 Years
---------------------------------------
Investor A*    0.81%   3.80%   5.73%
---------------------------------------
Institutional  6.09%   5.05%   6.38%
---------------------------------------
* Reflects 4.75% Sales Charge

Looking ahead, we believe that interest rates may move lower. Nonetheless, because many municipalities have already taken advantage of the low interest-rate environment and because short-term capital is available at such low rates, we do not expect the supply of municipals to surge in the coming months. Consequently, we're optimistic about the Fund's prospects in the months ahead. With the holdings still concentrated in high-quality, intermediate-term securities, the Fund should do well in the declining rate environment we see ahead.

Average Annual Total Return
  As of November 30, 1998
--------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
--------------------------------
Investor B**  -0.04%   3.41%
--------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge

As of November 30, 1998, the average maturity of the Fund was 6.9 years. Widely diversified, the portfolio held securities issued by more than 20 municipalities, and the average credit quality of these holdings was a strong AA.**

-------
+ The total return, with the maximum 4.75% sales charge, was -1.55% for the period.

** The Portfolio's composition is subject to change.

/1/The performance of the Parkstone Municipal Bond Fund is compared to the Lehman Brothers Mutual Fund Intermediate Index, which consists of the Lehman Brothers Municipal Bond Index from 10/31/88 through 10/31/95; thereafter, the data is from the Lehman Brothers Mutual Fund Intermediate Index, which corresponds with the inception of the Index on 10/31/95. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                          Michigan Municipal Bond Fund
Supply, rather than problems in Asia or Russia, was a key factor in the Michigan market over the course of the six months ended November 30, 1998. The low interest-rate environment and the ratings upgrade of qualified school district bonds prompted several new issues. Demand, however, remained strong as market sentiment shifted toward high-quality bonds. Like virtually all fixed-income securities, Michigan municipal bonds lagged Treasury securities, but still did quite well. Intermediate issues were particularly strong performers, and with its assets concentrated in these securities, the Fund benefited. As a result, for the six months ended November 30, 1998, we're pleased to report that the Fund produced a total return of 3.22% (Investor A Shares without sales charge)* compared to its benchmark, the Lehman Brothers Mutual Fund Intermediate Index,/1/ which returned 3.88% for the period. We're optimistic about the Fund's prospects in the months ahead. Supply is expected to tighten again. In addition, given the volatility in the financial markets, quality and stability may become even more attractive characteristics going forward. As a result, no significant changes are anticipated in the Fund's allocation. As of November 30, 1998, the average maturity of the holdings in the Fund's portfolio was 7.4 years; the average credit quality was a strong AA. No more than 5% of the Fund's net assets were invested in any one issue.**

      Average Annual Total Return
       As of November 30, 1998
-----------------------------------------
                                Since
               1 Year 5 Years Inception
                              (7/2/90)
-----------------------------------------
Investor A*    0.92%   4.09%    5.74%
-----------------------------------------
Institutional  6.22%   5.36%    6.51%
-----------------------------------------
* Reflects 4.75% Sales
  Charge

  Average Annual Total Return
    As of November 30, 1998
--------------------------------
                       Since
              1 Year Inception
                     (2/4/94)
--------------------------------
Investor B**  0.15%    3.70%
--------------------------------
** Reflects Applicable
   Contingent Deferred
   Sales Charge

-------
+ Investing in a regional fund may involve more risk, since the companies are located in the same geographical area.

* The total return, with the maximum 4.75% sales charge, was -1.67% for the period.

** The Portfolio's composition is subject to change.

/1/The performance of the Parkstone Michigan Municipal Bond Fund is compared to the Lehman Brothers Mutual Fund Intermediate Index, which consists of the Lehman Brothers Municipal Bond Index from 10/31/88 through 10/31/95; thereafter, the data is from the Lehman Brothers Mutual Fund Intermediate Index, which corresponds with the inception of the Index on 10/31/95. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Michigan Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                               Money Market Funds
The money markets were extremely volatile over the course of the six months ended November 30, 1998. Events in markets abroad and indications that our own economy was slowing prompted a stampede to quality. In August, the possible collapse of a multi-billion-dollar hedge fund exacerbated the situation. Treasury securities traded at rich premiums, and liquidity virtually vanished from all other sectors of the marketplace. In the final two months of the period, the Federal Reserve cut interest rates. On this, as well as positive moves by governments overseas to reform their markets and economies, anxiety subsided, but did not disappear completely. As the period drew to a close, liquidity began to trickle tentatively back into the markets.

Consistent with our belief that rates would decline, we had worked hard earlier in the year to extend the maturities of the Funds. As a result, all performed well in the tumultuous environment of the period. Going forward, we believe rates will continue to trend downward. While opportunities to extend maturities are still few and far between, we will continue to seek and capitalize on them whenever they appear in the months ahead. At the same time, however, we will not compromise the Funds' high-quality standards in order to do so.

PRIME OBLIGATIONS FUND
As of November 30, 1998, 80.3% of the Fund's net assets were invested in commercial paper with the remainder invested in overnight securities. The average maturity of the Fund's holdings was 57 days.*

U.S. GOVERNMENT OBLIGATIONS FUND
As of November 30, 1998, the Fund's net assets were invested in overnight securities, and short-term agency and Treasury securities. The average maturity of the portfolio was approximately 46 days.*

TREASURY FUND
The Fund was invested primarily in repurchase agreements as of November 30, 1998, and the average maturity of the portfolio was 26 days.*

TAX-FREE FUND
As of November 30, 1998, the average maturity of assets in the Fund's portfolio was approximately 48 days. As of the same date, assets were invested primarily in high-quality variable demand notes, tax-exempt commercial paper and short-term bonds.*

-------
* The portfolio's composition is subject to change.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Parkstone Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Investment Management Company and is not a bank. This report must be preceded or accompanied by a current Parkstone Funds prospectus. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                     (Amounts in Thousands, except Per Share
                                                    Amounts)
                                     Prime    U.S. Government
                                  Obligations   Obligations   Tax-Free Treasury
                                     Fund          Fund         Fund     Fund
                                  ----------- --------------- -------- --------
Assets:
Investments, at value (Amortized
 cost $677,082; $153,971;
 $112,903 and
 $65,244, respectively).........   $677,082      $153,971     $112,903 $ 65,244
Repurchase agreements, at cost..     68,250        31,823          --   230,878
                                   --------      --------     -------- --------
Total Investments...............    745,332       185,794      112,903  296,122
Cash............................        --              1          --        28
Interest and dividends
 receivable.....................        700           255          957      781
Receivable for capital shares
 issued.........................         21           --           --       --
Prepaid expenses and other
 assets.........................          1           --             3       16
                                   --------      --------     -------- --------
Total Assets....................    746,054       186,050      113,863  296,947
                                   --------      --------     -------- --------
Liabilities:
Dividends payable...............      2,904           689          236    1,176
Payable for capital shares
 redeemed.......................         36           --           --       --
Accrued expenses and other
 payables:
 Investment advisory fees.......         56            14            9       23
 Administration fees............         51            13            8       12
 12b-1 fees (Investor A)........          2             1          --         1
 Accounting fees................         10             3            3        3
 Transfer agent fees............         12            17           14       16
 Legal fees.....................          9             6            1        5
 Audit fees.....................         16             5            4        7
 Trustees' fees and expenses....          6           --             1        3
 Other..........................         54            19           17       39
                                   --------      --------     -------- --------
Total Liabilities...............      3,156           767          293    1,285
                                   --------      --------     -------- --------
Net Assets:
Paid-in capital.................    742,898       185,285      113,568  295,630
Accumulated undistributed
 (distributions in excess) of
 net investment income..........        --             (1)         --       --
Net unrealized appreciation
 (depreciation) on investments..        --            --           --       --
Accumulated undistributed net
 realized gains (losses) on
 investment transactions........        --             (1)           2       32
                                   --------      --------     -------- --------
Net Assets......................   $742,898      $185,283     $113,570 $295,662
                                   ========      ========     ======== ========
Net Assets
 Investor A.....................   $ 16,669      $    941     $  1,617 $  8,162
 Investor B.....................        551           --           --       --
 Institutional..................    725,678       184,342      111,953  287,500
                                   --------      --------     -------- --------
   Total........................   $742,898      $185,283     $113,570 $295,662
                                   ========      ========     ======== ========
Outstanding units of beneficial
 interest (shares)
 Investor A.....................     16,672           941        1,617    8,152
 Investor B.....................        551           --           --       --
 Institutional..................    725,677       184,310      111,948  287,478
                                   --------      --------     -------- --------
   Total........................    742,900       185,251      113,565  295,630
                                   ========      ========     ======== ========
Net Asset Value--offering and
 redemption price per share
 Investor A.....................      $1.00         $1.00        $1.00    $1.00
                                      =====         =====        =====    =====
 Investor B.....................      $1.00         $ --         $ --     $ --
                                      =====         =====        =====    =====
 Institutional..................      $1.00         $1.00        $1.00    $1.00
                                      =====         =====        =====    =====

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                               (Amounts in Thousands, except Per Share Amounts)
                              Small           Mid           Large      International
                          Capitalization Capitalization Capitalization   Discovery
                               Fund           Fund           Fund          Fund
                          -------------- -------------- -------------- -------------
Assets:
Investments, at value
 (Cost $513,994;
 $510,468; $299,051 and
 $298,191,
 respectively)..........     $571,229       $616,818       $481,396      $399,553
Repurchase agreements,
 at cost................       12,300         31,312         18,220           --
                             --------       --------       --------      --------
Total Investments.......      583,529        648,130        499,616       399,553
Cash....................        1,692          1,568            --            --
Interest and dividends
 receivable.............          124            292            298           335
Foreign currency (Cost
 $0; $0; $0 and $1,755,
 respectively)..........          --             --             --          1,755
Receivable from brokers
 for investments sold...        2,209          5,583            --            --
Receivable for capital
 shares issued..........          153             35              2             9
Reclaims receivable.....          --             --             --            376
Prepaid expenses and
 other assets...........           15              3              2             4
                             --------       --------       --------      --------
Total Assets............      587,722        655,611        499,918       402,032
                             --------       --------       --------      --------
Liabilities:
Payable for return of
 collateral received for
 securities on loan.....      107,297        136,213         71,717           --
Cash overdraft..........          --             --             --            321
Payable to brokers for
 investments purchased..          101         11,011            --            --
Payable for capital
 shares redeemed........          113             98             66            35
Payable for foreign
 currency contracts.....          --             --             --             16
Net variation margin on
 open future contracts..          663          1,103            --            --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................           92            100             67            90
 Administration fees....           37             40             33            31
 12b-1 fees (Investor
  A)....................           21             13              5             7
 12b-1 fees (Investor
  B)....................           18             12              7             6
 Accounting fees........            7              7              4             7
 Transfer agent fees....          100             42             12            39
 Legal fees.............           20              6              3             4
 Audit fees.............           12             11              6             6
 Trustees' fees and
  expenses..............            4              4              2             1
 Other..................           58             39             25           110
                             --------       --------       --------      --------
Total Liabilities.......      108,543        148,699         71,947           673
                             --------       --------       --------      --------
Net Assets:
Paid-in capital.........      333,409        318,825        234,611       297,399
Accumulated
 undistributed
 (distributions in
 excess) of net
 investment income......       (2,786)        (2,336)          (644)       (1,273)
Net unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....       61,575        111,357        182,345       101,357
Accumulated
 undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........       86,981         79,066         11,659         3,876
                             --------       --------       --------      --------
Net Assets..............     $479,179       $506,912       $427,971      $401,359
                             ========       ========       ========      ========
Net Assets
 Investor A.............     $103,249       $ 63,622       $ 22,901      $ 33,033
 Investor B.............       29,259         19,106         12,485        10,132
 Institutional..........      346,671        424,184        392,585       358,194
                             --------       --------       --------      --------
   Total................     $479,179       $506,912       $427,971      $401,359
                             ========       ========       ========      ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A.............        4,677          4,645          1,268         2,153
 Investor B.............        1,368          1,477            705           685
 Institutional..........       15,427         30,646         21,613        23,052
                             --------       --------       --------      --------
   Total................       21,472         36,768         23,586        25,890
                             ========       ========       ========      ========
Net Asset Value--
 offering and redemption
 price per share
 Investor A.............       $22.08         $13.70         $18.06        $15.34
                               ======         ======         ======        ======
 Investor B*............       $21.40         $12.93         $17.72        $14.79
                               ======         ======         ======        ======
 Institutional..........       $22.47         $13.84         $18.16        $15.54
                               ======         ======         ======        ======
Maximum Sales Charge
 (Investor A)...........         5.50%          5.50%          5.50%         5.50%
                                =====          =====          =====         =====
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per share
 (Investor A)...........       $23.37         $14.50         $19.11        $16.23
                               ======         ======         ======        ======

-------
* Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                   (Amounts in Thousands, except Per Share
                                                   Amounts)
                                              Intermediate    U.S.
                                   Limited     Government  Government
                                Maturity Bond Obligations    Income     Bond
                                    Fund          Fund        Fund      Fund
                                ------------- ------------ ---------- --------
Assets:
Investments, at value (Cost
 $172,717; $168,441; $221,992
 and $564,441, respectively)..    $173,441      $171,834    $226,052  $572,836
Repurchase agreements, at
 cost.........................      36,903        38,936      36,439    28,590
                                  --------      --------    --------  --------
Total Investments.............     210,344       210,770     262,491   601,426
Interest and dividends
 receivable...................       2,127         2,481       2,176     4,767
Receivable from brokers for
 investments sold.............       4,074           628         569        10
Receivable for capital shares
 issued.......................           1             1           5         3
Prepaid expenses and other
 assets.......................           8            10           9         5
                                  --------      --------    --------  --------
Total Assets..................     216,554       213,890     265,250   606,211
                                  --------      --------    --------  --------
Liabilities:
Payable for return of
 collateral received for
 securities on loan...........      36,903        38,936      46,429   109,443
Payable to brokers for
 investments purchased........       2,300           --          --     10,275
Payable for capital shares
 redeemed.....................          48           106         209        19
Accrued expenses and other
 payables:
 Investment advisory fees.....          19            23          19        65
 Administration fees..........          10            10          13        28
 12b-1 fees (Investor A)......           7             3           9         3
 12b-1 fees (Investor B)......           1             1          13         4
 Accounting fees..............           2             3           4         6
 Transfer agent fees..........          14            16          23        20
 Legal fees...................           2             1           2         4
 Audit fees...................           4             3           5         7
 Trustees' fees and expenses..           1           --          --          3
 Other........................          11            14          20        37
                                  --------      --------    --------  --------
Total Liabilities.............      39,322        39,116      46,746   119,914
                                  --------      --------    --------  --------
Net Assets:
Paid-in capital...............     185,475       182,654     222,233   477,217
Accumulated undistributed
 (distributions in excess) of
 net investment income........           1            (6)          1         2
Net unrealized appreciation
 (depreciation) from
 investments .................         724         3,393       4,060     8,395
Accumulated undistributed net
 realized gains (losses) from
 investment transactions......      (8,968)      (11,267)     (7,790)      683
                                  --------      --------    --------  --------
Net Assets....................    $177,232      $174,774    $218,504  $486,297
                                  ========      ========    ========  ========
Net Assets
 Investor A...................    $ 32,892      $ 12,462    $ 45,499  $ 15,041
 Investor B...................       1,233         1,689      21,366     6,146
 Institutional................     143,107       160,623     151,639   465,110
                                  --------      --------    --------  --------
   Total......................    $177,232      $174,774    $218,504  $486,297
                                  ========      ========    ========  ========
Outstanding units of
 beneficial interest (shares)
 Investor A...................       3,438         1,238       4,884     1,485
 Investor B...................         129           168       2,299       605
 Institutional................      14,959        15,960      16,276    45,672
                                  --------      --------    --------  --------
   Total......................      18,526        17,366      23,459    47,762
                                  ========      ========    ========  ========
Net Asset Value--offering and
 redemption price per share
 Investor A...................       $9.57        $10.07       $9.32    $10.13
                                     =====        ======       =====    ======
 Investor B*..................       $9.57        $10.04       $9.29    $10.15
                                     =====        ======       =====    ======
 Institutional................       $9.57        $10.06       $9.32    $10.18
                                     =====        ======       =====    ======
Maximum Sales Charge (Investor
 A)...........................        2.75%         4.75%       4.75%     4.75%
                                     =====         =====       =====     =====
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent) per
 share (Investor A)...........       $9.84        $10.57       $9.78    $10.64
                                     =====        ======       =====    ======

-------
* Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                       (Amounts in Thousands, except Per Share
                                                      Amounts)
                                                Michigan
                                     Municipal  Municipal  Conservative  Balanced
                                       Bond       Bond      Allocation  Allocation
                                       Fund       Fund         Fund        Fund
                                     ---------  ---------  ------------ ----------
Assets:
Investments, at value (Cost
 $118,191; $218,385; $17,723 and
 $256,842, respectively)...........  $122,681   $233,090     $18,582     $293,242
Repurchase agreements, at cost.....       --         --        4,636       28,102
                                     --------   --------     -------     --------
Total Investments..................   122,681    233,090      23,218      321,344
Interest and dividends receivable..     2,021      2,714         124        1,357
Foreign currency (Cost $0; $0; $0
 and $111, respectively)...........       --         --          --           111
Receivable from brokers for
 investments sold..................       --         --          230          --
Receivable for capital shares
 issued............................       --         --          --           124
Reclaims receivable................       --         --          --            26
Prepaid expenses and other assets..         7        --          --             1
                                     --------   --------     -------     --------
Total Assets.......................   124,709    235,804      23,572      322,963
                                     --------   --------     -------     --------
Liabilities:
Payable for return of collateral
 received for securities on loan...       --         --        4,636       60,100
Payable to brokers for investments
 purchased.........................                1,037         220        2,277
Payable for capital shares
 redeemed..........................       --           5         --            48
Payable for foreign currency
 contracts.........................       --         --          --             1
Accrued expenses and other
 payables:
 Investment advisory fees..........        13         25           3           38
 Administration fees...............         5          9           1           20
 12b-1 fees (Investor A)...........         2          7         --             4
 12b-1 fees (Investor B)...........       --           2         --             4
 Accounting fees...................         3          4           1            6
 Transfer agent fees...............        27         15           7           19
 Legal fees........................         1          2         --             5
 Audit fees........................         3          4           6            5
 Trustees' fees and expenses.......       --         --          --             2
 Other.............................        18         34          10           52
                                     --------   --------     -------     --------
Total Liabilities..................        72      1,144       4,884       62,581
                                     --------   --------     -------     --------
Net Assets:
Paid-in capital....................   118,755    218,465      17,139      218,551
Accumulated undistributed
 (distributions in excess) of net
 investment income.................        (8)       (32)         39          279
Net unrealized appreciation
 (depreciation) from investments
 and translation of assets and
 liabilities in foreign currencies.     4,490     14,705         859       36,400
Accumulated undistributed net
 realized gains (losses) from
 investment and foreign currency
 transactions......................     1,400      1,522         651        5,152
                                     --------   --------     -------     --------
Net Assets.........................  $124,637   $234,660     $18,688     $260,382
                                     ========   ========     =======     ========
Net Assets
 Investor A........................  $  8,405   $ 33,155     $   --      $ 17,992
 Investor B........................       646      3,420         --         7,311
 Institutional.....................   115,586    198,085      18,688      235,079
                                     --------   --------     -------     --------
   Total...........................  $124,637   $234,660     $18,688     $260,382
                                     ========   ========     =======     ========
Outstanding units of beneficial
 interest (shares)
 Investor A........................       787      2,966         --         1,305
 Investor B........................        61        306         --           530
 Institutional.....................    10,824     17,713       1,658       17,069
                                     --------   --------     -------     --------
   Total...........................    11,672     20,985       1,658       18,904
                                     ========   ========     =======     ========
Net Asset Value--offering and
 redemption price per share
 Investor A........................    $10.68     $11.18      $  --        $13.79
                                       ======     ======      ======       ======
 Investor B*.......................    $10.65     $11.19      $  --        $13.79
                                       ======     ======      ======       ======
 Institutional.....................    $10.68     $11.18      $11.27       $13.77
                                       ======     ======      ======       ======
Maximum Sales Charge (Investor A)..      4.75%      4.75%        --          4.75%
                                        =====      =====       =====        =====
Maximum Offering Price
 (100%/(100%--Maximum Sales Charge)
 of net asset value adjusted to
 nearest cent) per share (Investor
 A)................................    $11.21     $11.74      $  --        $14.48
                                       ======     ======      ======       ======

-------
* Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                                (Amounts in
                                                             Thousands, except
                                                            Per Share Amounts)
                                                            Aggressive  Equity
                                                            Allocation  Income
                                                               Fund      Fund
                                                            ---------- --------
Assets:
Investment, at value (Cost $25,178 and $323,841,
 respectively)............................................   $29,762   $417,314
Repurchase agreements, at cost............................     5,018     26,895
                                                             -------   --------
Total Investments.........................................    34,780    444,209
Interest and dividends receivable.........................       101      1,022
Foreign currency (Cost $19 and $0, respectively)..........        19        --
Receivable from brokers for investments sold..............       --      13,483
Receivable for capital shares issued......................       --           5
Reclaims receivable.......................................         8        --
Prepaid expenses and other assets.........................         6          6
                                                             -------   --------
Total Assets..............................................    34,914    458,725
                                                             -------   --------
Liabilities:
Payable for return of collateral received for securities
 on loan..................................................     5,018     74,395
Payable to brokers for investments purchased..............       233     12,594
Payable for capital shares redeemed.......................       --         273
Accrued expenses and other payables:
 Investment advisory fees.................................         5         72
 Administration fees......................................         2         29
 12b-1 fees (Investor A)..................................       --          19
 12b-1 fees (Investor B)..................................       --          16
 Accounting fees..........................................         9          6
 Transfer agent fees......................................         6         46
 Legal fees...............................................       --           6
 Audit fees...............................................         4          8
 Trustees' fees and expenses..............................       --           3
 Other....................................................        34         25
                                                             -------   --------
Total Liabilities.........................................     5,311     87,492
                                                             -------   --------
Net Assets:
Paid-in capital...........................................    24,823    205,815
Accumulated undistributed (distributions in excess) of net
 investment income........................................        13        570
Net unrealized appreciation (depreciation) from
 investments and translation of assets and liabilities in
 foreign currencies.......................................     4,584     93,473
Accumulated undistributed net realized gains (losses) from
 investment and foreign currency transactions.............       183     71,375
                                                             -------   --------
Net Assets................................................   $29,603   $371,233
                                                             =======   ========
Net Assets
 Investor A...............................................   $   --    $ 91,557
 Investor B...............................................       --      25,428
 Institutional............................................    29,603    254,248
                                                             -------   --------
   Total..................................................   $29,603   $371,233
                                                             =======   ========
Outstanding units of beneficial interest (shares)
 Investor A...............................................       --       4,890
 Investor B...............................................       --       1,366
 Institutional............................................     2,592     13,647
                                                             -------   --------
   Total..................................................     2,592     19,903
                                                             =======   ========
Net Asset Value--offering and redemption price per share
 Investor A...............................................    $  --      $18.72
                                                              ======     ======
 Investor B*..............................................    $  --      $18.61
                                                              ======     ======
 Institutional............................................    $11.42     $18.63
                                                              ======     ======
Maximum Sales Charge (Investor A).........................       --        5.50%
                                                               =====      =====
Maximum Offering Price (100%/(100%--Maximum Sales Charge)
 of net asset value adjusted to nearest cent) per share
 (Investor A).............................................    $  --      $19.81
                                                              ======     ======

-------
* Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                             (Amounts in Thousands)
                                     Prime    U.S. Government
                                  Obligations   Obligations   Tax-Free Treasury
                                     Fund          Fund         Fund     Fund
                                  ----------- --------------- -------- --------
Investment Income:
Interest income..................   $22,131       $9,136       $2,355  $14,417
Dividend income..................         6            4           54        3
                                    -------       ------       ------  -------
Total Income.....................    22,137        9,140        2,409   14,420
                                    -------       ------       ------  -------
Expenses:
Investment advisory fees.........     1,588          667          278    1,066
Administration fees..............       794          334          139      533
12b-1 fees (Investor A)..........       133          180           52      264
12b-1 fees (Investor B)..........         2          --           --       --
Shareholder service fees
 (Investor B)....................         1          --           --       --
Accounting fees..................        81           34           19       50
Custodian fees...................        13            7            6       11
Legal fees.......................        20           10            3       13
Audit fees.......................         8            5            4        7
Trustees' fees and expenses......        15            5            2        8
Transfer agent fees..............        66           32           18       47
Registration and filing fees.....        13            5            5       10
Printing costs...................        70           19            4       26
Other............................         8            3            1       10
                                    -------       ------       ------  -------
Total Expenses...................     2,812        1,301          531    2,045
                                    -------       ------       ------  -------
Expenses voluntarily reduced.....      (159)        (141)         (45)    (425)
                                    -------       ------       ------  -------
Net Expenses.....................     2,653        1,160          486    1,620
                                    -------       ------       ------  -------
Net Investment Income............    19,484        7,980        1,923   12,800
                                    -------       ------       ------  -------
Realized/Unrealized Gains
 (Losses) from Investments:
Net realized gains (losses) from
 investment transactions.........       --           --             3       22
                                    -------       ------       ------  -------
Net realized gains (losses) from
 investments.....................       --           --             3       22
                                    -------       ------       ------  -------
Change in net assets resulting
 from operations.................   $19,484       $7,980       $1,926  $12,822
                                    =======       ======       ======  =======

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                            (Amounts in Thousands)
                              Small           Mid           Large      International
                          Capitalization Capitalization Capitalization   Discovery
                               Fund           Fund           Fund          Fund
                          -------------- -------------- -------------- -------------
Investment Income:
Interest income.........     $    648       $    387       $    43       $    --
Dividend income.........          336            963         1,515          2,962
Securities lending
 income.................          240            154            67            --
Foreign withholding tax
 expense................          --              (6)          --            (108)
                             --------       --------       -------       --------
Total Income............        1,224          1,498         1,625          2,854
                             --------       --------       -------       --------
Expenses:
Investment advisory
 fees...................        2,750          2,803         1,603          2,475
Administration fees.....          550            561           401            427
12b-1 fees (Investor A).          148             92            27             45
12b-1 fees (Investor B).          124             79            42             41
12b-1 fees (Investor
 C)*....................           23              4             1              2
Shareholder service fees
 (Investor B)...........           41             26            14             13
Shareholder service fees
 (Investor C)*..........            8              1           --               1
Accounting fees.........           74             76            55             93
Custodian fees..........           10              4             8            143
Legal fees..............           14             11             9             11
Audit fees..............            7              6             6              6
Trustees' fees and
 expenses...............           13             11             6              6
Transfer agent fees.....          201            120            63             93
Registration and filing
 fees...................           25             14            11              8
Printing costs..........           18             20            19             17
Other...................            4              6             4              3
                             --------       --------       -------       --------
Total Expenses..........        4,010          3,834         2,269          3,384
                             --------       --------       -------       --------
Net Investment Income
 (Loss).................       (2,786)        (2,336)         (644)          (530)
                             --------       --------       -------       --------
Realized/Unrealized
 Gains (Losses) from
 Investments and Foreign
 Currencies:
Net realized gains
 (losses) from
 investment and foreign
 currency transactions..       (5,825)        34,208        13,437        (10,962)
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      (85,307)       (83,661)       32,677        (24,256)
                             --------       --------       -------       --------
Net realized/unrealized
 gains (losses) from
 investments and foreign
 currencies.............      (91,132)       (49,453)       46,114        (35,218)
                             --------       --------       -------       --------
Change in net assets
 resulting from
 operations.............     $(93,918)      $(51,789)      $45,470       $(35,748)
                             ========       ========       =======       ========

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                             (Amounts in Thousands)
                                                Intermediate    U.S.
                                     Limited     Government  Government
                                  Maturity Bond Obligations    Income    Bond
                                      Fund          Fund        Fund     Fund
                                  ------------- ------------ ---------- -------
Investment Income:
Interest income.................     $6,091        $5,385      $7,800   $15,859
Dividend income.................         60            26          37       280
Securities lending income.......         25            27          33       279
                                     ------        ------      ------   -------
Total Income....................      6,176         5,438       7,870    16,418
                                     ------        ------      ------   -------
Expenses:
Investment advisory fees........        704           674         847     1,847
Administration fees.............        190           182         229       499
12b-1 fees (Investor A).........         47            17          61        19
12b-1 fees (Investor B).........          5             6          83        23
12b-1 fees (Investor C)*........          4           --            1         1
Shareholder service fees
 (Investor B)...................          2             2          28         8
Shareholder service fees
 (Investor C)*..................          1           --          --        --
Accounting fees.................         35            41          54        69
Custodian fees..................          5             4           5         7
Legal fees......................          5             4           6        12
Audit fees......................          4             4           4         6
Trustees' fees and expenses.....          3             3           3         8
Transfer agent fees.............         37            37          60        54
Registration and filing fees....          8             4           9         9
Printing costs..................         12             9          14        22
Other...........................        --              3           1         4
                                     ------        ------      ------   -------
Total Expenses..................      1,062           990       1,405     2,588
                                     ------        ------      ------   -------
Expenses voluntarily reduced....       (228)          (82)       (389)     (224)
                                     ------        ------      ------   -------
Net Expenses....................        834           908       1,016     2,364
                                     ------        ------      ------   -------
Net Investment Income (Loss)....      5,342         4,530       6,854    14,054
                                     ------        ------      ------   -------
Realized/Unrealized Gains
 (Losses) from Investments:
Net realized gains (losses) from
 investments....................        728           571        (249)    4,151
Net change in unrealized
 appreciation (depreciation)
 from investments...............        573         2,931       1,493     3,259
                                     ------        ------      ------   -------
Net realized/unrealized gains
 (losses) from investments......      1,301         3,502       1,244     7,410
                                     ------        ------      ------   -------
Change in net assets resulting
 from operations................     $6,643        $8,032      $8,098   $21,464
                                     ======        ======      ======   =======

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                              (Amounts in Thousands)
                                              Michigan
                                    Municipal Municipal Conservative  Balanced
                                      Bond      Bond     Allocation  Allocation
                                      Fund      Fund        Fund        Fund
                                    --------- --------- ------------ ----------
Investment Income:
Interest income...................   $2,898    $6,009      $ 381      $ 4,215
Dividend income...................       18        29         23          618
Securities lending income.........      --        --           3           54
Foreign withholding tax expense...      --        --         --           (11)
                                     ------    ------      -----      -------
Total Income......................    2,916     6,038        407        4,876
                                     ------    ------      -----      -------
Expenses:
Investment advisory fees..........      478       900         88        1,370
Administration fees...............      129       243         18          274
12b-1 fees (Investor A)...........       11        43        --            23
12b-1 fees (Investor B)...........        2        14        --            29
12b-1 fees (Investor C)*..........      --        --         --             2
Shareholder service fees (Investor
 B)...............................        1         5        --            10
Shareholder service fees (Investor
 C)*..............................      --        --         --             1
Accounting fees...................       32        49          6           56
Custodian fees....................        2         4          1           34
Legal fees........................        3         6        --             8
Audit fees........................        4         5        --             5
Trustees' fees and expenses.......        2         3        --             4
Transfer agent fees...............       16        36          4           54
Registration and filing fees......        2         3        --            22
Printing costs....................        7        11          4           35
Other.............................        1         2        --             2
                                     ------    ------      -----      -------
Total Expenses....................      690     1,324        121        1,929
                                     ------    ------      -----      -------
Expenses voluntarily reduced......     (188)     (353)       (26)        (343)
                                     ------    ------      -----      -------
Net Expenses......................      502       971         95        1,586
                                     ------    ------      -----      -------
Net Investment Income (Loss)......    2,414     5,067        312        3,290
                                     ------    ------      -----      -------
Realized/Unrealized Gains (Losses)
 from Investments and Foreign
 Currencies:
Net realized gains (losses) from
 investment and foreign currency
 transactions.....................      228       811        468          966
Net change in unrealized
 appreciation (depreciation) from
 investments and translation of
 assets and liabilities in foreign
 currencies.......................    1,612     1,931       (168)      (1,956)
                                     ------    ------      -----      -------
Net realized/unrealized gains
 (losses) from investments and
 foreign currencies...............    1,840     2,742        300         (990)
                                     ------    ------      -----      -------
Change in net assets resulting
 from operations..................   $4,254    $7,809      $ 612      $ 2,300
                                     ======    ======      =====      =======

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                                      (Amounts in Thousands)
                                                       Aggressive     Equity
                                                       Allocation     Income
                                                          Fund         Fund
                                                      ------------- ------------
Investment Income:
Interest income.....................................    $     270   $        641
Dividend income.....................................           93          4,895
Securities lending income...........................            6             66
Foreign withholding tax expense.....................           (2)           --
                                                        ---------   ------------
Total Income........................................          367          5,602
                                                        ---------   ------------
Expenses:
Investment advisory fees............................          154          1,898
Administration fees.................................           31            380
12b-1 fees (Investor A).............................          --             118
12b-1 fees (Investor B).............................          --              96
12b-1 fees (Investor C)*............................          --               2
Shareholder service fees (Investor B)...............          --              32
Shareholder service fees (Investor C)*..............          --               1
Accounting fees.....................................           23             55
Custodian fees......................................           15              4
Legal fees..........................................            1             10
Audit fees..........................................            2              6
Trustees' fees and expenses.........................            1              6
Transfer agent fees.................................            3            118
Registration and filing fees........................            2              5
Printing costs......................................            6             16
Other...............................................          --               3
                                                        ---------   ------------
Total Expenses......................................          238          2,750
                                                        ---------   ------------
Expenses voluntarily reduced........................          (23)           --
                                                        ---------   ------------
Net Expenses........................................          215          2,750
                                                        ---------   ------------
Net Investment Income (Loss)........................          152          2,852
                                                        ---------   ------------
Realized/Unrealized Gains (Losses) from Investments
 and Foreign Currencies:
Net realized gains (losses) from investment and
 foreign currency transactions......................         (298)        51,421
Net change in unrealized appreciation (depreciation)
 from investments and translation of assets and
 liabilities in foreign currencies..................         (626)       (53,843)
                                                        ---------   ------------
Net realized/unrealized gains (losses) from
 investments and foreign currencies.................         (924)        (2,422)
                                                        ---------   ------------
Change in net assets resulting from operations......    $    (772)  $        430
                                                        =========   ============

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                     (Amounts in Thousands)
                                                                              U.S. Government
                                  Prime Obligations Fund                      Obligations Fund
                          ---------------------------------------  --------------------------------------
                           Six months   Eleven months    Year       Six months  Eleven months    Year
                             ended          ended        ended        ended         ended        ended
                          November 30,     May 31,     June 30,    November 30,    May 31,     June 30,
                              1998          1998         1997          1998         1998         1997
                          ------------  ------------- -----------  ------------ ------------- -----------
                          (Unaudited)                              (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income..  $    19,484    $    40,253  $    42,020   $   7,980     $  16,969   $    20,287
 Net realized gains
  (losses) from
  investment
  transactions..........          --             --             6         --              7            (3)
                          -----------    -----------  -----------   ---------     ---------   -----------
Change in net assets
 resulting from
 operations.............       19,484         40,253       42,026       7,980        16,976        20,284
                          -----------    -----------  -----------   ---------     ---------   -----------
Distributions to
 Investor A
 Shareholders:
 From net investment
  income................       (2,580)        (9,052)      (8,431)     (3,428)       (8,537)       (9,313)
Distributions to
 Investor B
 Shareholders(a):
 From net investment
  income................          (11)            (6)         --          --            --            --
Distributions to
 Institutional
 Shareholders:
 From net investment
  income................      (16,893)       (31,193)     (33,589)     (4,553)       (8,396)      (10,974)
                          -----------    -----------  -----------   ---------     ---------   -----------
Change in net assets
 from shareholder
 distributions..........      (19,484)       (40,251)     (42,020)     (7,981)      (16,933)      (20,287)
                          -----------    -----------  -----------   ---------     ---------   -----------
Capital Transactions:
 Proceeds from shares
  issued................      898,825      2,013,196    1,684,473     429,342       878,515     1,128,455
 Dividends reinvested...        3,372          8,892        8,193         557         1,315         1,537
 Cost of shares
  redeemed..............   (1,068,567)    (1,985,192)  (1,563,855)   (599,209)     (947,523)   (1,102,140)
                          -----------    -----------  -----------   ---------     ---------   -----------
Change in net assets
 from capital
 transactions...........     (166,370)        36,896      128,811    (169,310)      (67,693)       27,852
                          -----------    -----------  -----------   ---------     ---------   -----------
Change in net assets....     (166,370)        36,898      128,817    (169,311)      (67,650)       27,849
Net Assets:
 Beginning of period....      909,268        872,370      743,553     354,594       422,244       394,395
                          -----------    -----------  -----------   ---------     ---------   -----------
 End of period..........  $   742,898    $   909,268  $   872,370   $ 185,283     $ 354,594   $   422,244
                          ===========    ===========  ===========   =========     =========   ===========

-------
(a)Fund commenced offering of Investor B shares on September 26, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    (Amounts in Thousands)
                                     Tax-Free Fund                          Treasury Fund
                          ------------------------------------  ---------------------------------------
                           Six months  Eleven months   Year      Six months   Eleven months    Year
                             ended         ended       ended       ended          ended        ended
                          November 30,    May 31,    June 30,   November 30,     May 31,     June 30,
                              1998         1998        1997         1998          1998         1997
                          ------------ ------------- ---------  ------------  ------------- -----------
                          (Unaudited)                           (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income..   $   1,923     $   4,624   $   4,686  $    12,800    $    23,648  $    19,396
 Net realized gains
  (losses) from
  investment
  transactions..........           3            (1)        (28)          22             31           46
                           ---------     ---------   ---------  -----------    -----------  -----------
Change in net assets
 resulting from
 operations.............       1,926         4,623       4,658       12,822         23,679       19,442
                           ---------     ---------   ---------  -----------    -----------  -----------
Distributions to
 Investor A
 Shareholders:
 From net investment
  income................        (569)       (1,482)     (1,450)      (5,056)        (8,907)      (6,104)
 From net realized gains
  from investment
  transactions..........         --            --          --           --             (20)         --
Distributions to
 Institutional
 Shareholders:
 From net investment
  income................      (1,354)       (3,142)     (3,236)      (7,744)       (14,741)     (13,292)
 From net realized gains
  from investment
  transactions..........         --            --          --           --             (32)         --
                           ---------     ---------   ---------  -----------    -----------  -----------
Change in net assets
 from shareholder
 distributions..........      (1,923)       (4,624)     (4,686)     (12,800)       (23,700)     (19,396)
                           ---------     ---------   ---------  -----------    -----------  -----------
Capital Transactions:
 Proceeds from shares
  issued................     152,903       442,581     407,038    1,322,375      1,682,410    1,723,599
 Dividends reinvested...         443           914         824          201            554          627
 Cost of shares
  redeemed..............    (198,947)     (440,676)   (399,351)  (1,588,728)    (1,621,534)  (1,606,028)
                           ---------     ---------   ---------  -----------    -----------  -----------
Change in net assets
 from capital
 transactions...........     (45,601)        2,819       8,511     (266,152)        61,430      118,198
                           ---------     ---------   ---------  -----------    -----------  -----------
Change in net assets....     (45,598)        2,818       8,483     (266,130)        61,409      118,244
Net Assets:
 Beginning of period....     159,168       156,350     147,867      561,792        500,383      382,139
                           ---------     ---------   ---------  -----------    -----------  -----------
 End of period..........   $ 113,570     $ 159,168   $ 156,350  $   295,662    $   561,792  $   500,383
                           =========     =========   =========  ===========    ===========  ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    (Amounts in Thousands)
                                Small Capitalization Fund              Mid Capitalization Fund
                          -------------------------------------  ------------------------------------
                           Six months  Eleven months    Year      Six months  Eleven months   Year
                             ended         ended       ended        ended         ended       ended
                          November 30,    May 31,     June 30,   November 30,    May 31,    June 30,
                              1998         1998         1997         1998         1998        1997
                          ------------ ------------- ----------  ------------ ------------- ---------
                          (Unaudited)                            (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................   $  (2,786)    $  (8,901)  $   (7,542)  $  (2,336)    $  (5,117)  $  (5,674)
 Net realized gains
  (losses) from
  investment
  transactions..........      (5,825)      124,813       47,197      34,208       108,493      90,985
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments ..........     (85,307)     (119,617)     (53,844)    (83,661)        3,191     (46,690)
                           ---------     ---------   ----------   ---------     ---------   ---------
Change in net assets
 resulting from
 operations.............     (93,918)       (3,705)     (14,189)    (51,789)      106,567      38,621
                           ---------     ---------   ----------   ---------     ---------   ---------
Distributions to
 Investor A
 shareholders:
 From net realized gains
  from investment
  transactions..........         --         (8,917)     (25,439)        --        (15,794)    (23,501)
Distributions to
 Investor B
 shareholders:
 From net realized gains
  from investment
  transactions..........         --         (2,324)      (5,903)        --         (4,492)     (5,643)
Distributions to
 Investor C
 shareholders*:
 From net realized gains
  from investment
  transactions..........         --           (759)      (1,578)        --           (409)       (458)
Distributions to
 Institutional
 shareholders:
 From net realized gains
  from investment
  transactions..........         --        (27,708)     (78,723)        --        (97,196)   (167,629)
                           ---------     ---------   ----------   ---------     ---------   ---------
Change in net assets
 from shareholder
 distributions..........         --        (39,708)    (111,643)        --       (117,891)   (197,231)
                           ---------     ---------   ----------   ---------     ---------   ---------
Capital Transactions:
 Proceeds from shares
  issued................     361,792       901,362    1,051,669     133,074       344,908     344,245
 Dividends reinvested...         --         31,608       85,417         --         87,033     140,424
 Cost of shares
  redeemed..............    (535,824)     (995,717)    (909,908)   (208,644)     (435,074)   (411,014)
                           ---------     ---------   ----------   ---------     ---------   ---------
Change in net assets
 from share
 transactions...........    (174,032)      (62,747)     227,178     (75,570)       (3,133)     73,655
                           ---------     ---------   ----------   ---------     ---------   ---------
Change in net assets....    (267,950)     (106,160)     101,346    (127,359)      (14,457)    (84,955)
Net Assets:
 Beginning of period....     747,129       853,289      751,943     634,271       648,728     733,683
                           ---------     ---------   ----------   ---------     ---------   ---------
 End of period..........   $ 479,179     $ 747,129   $  853,289   $ 506,912     $ 634,271   $ 648,728
                           =========     =========   ==========   =========     =========   =========

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   (Amounts in Thousands)
                               Large Capitalization Fund            International Discovery Fund
                          ------------------------------------  ------------------------------------
                           Six months  Eleven months   Year      Six months  Eleven months   Year
                             ended         ended       ended       ended         ended       ended
                          November 30,    May 31,    June 30,   November 30,    May 31,    June 30,
                              1998         1998        1997         1998         1998        1997
                          ------------ ------------- ---------  ------------ ------------- ---------
                          (Unaudited)                           (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $   (644)    $    (751)  $     622    $   (530)    $ (1,318)   $    (577)
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.      13,437        23,283      16,112     (10,962)      27,623       12,746
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....      32,677        63,562      75,519     (24,256)      (1,902)      55,463
                            --------     ---------   ---------    --------     --------    ---------
Change in net assets
 resulting from
 operations.............      45,470        86,094      92,253     (35,748)      24,403       67,632
                            --------     ---------   ---------    --------     --------    ---------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................         --            --           (4)        --           --           --
 Tax return of capital..         --            (37)        --          --           --           --
 From net realized gains
  from investment and
  foreign currency
  transactions..........         --         (1,885)        (19)        --        (1,516)         --
Distributions to
 Investor B
 shareholders:
 Tax return of capital..         --            (14)        --          --           --           --
 From net realized gains
  from investment and
  foreign currency
  transactions..........         --           (694)        (12)        --          (442)         --
Distributions to
 Investor C
 shareholders*:
 From net realized gains
  from investment and
  foreign currency
  transactions..........         --            (14)        --          --           (32)         --
Distributions to
 Institutional
 shareholders:
 From net investment
  income................         --            --         (728)        (64)         --           --
 In excess of net
  investment income.....         --            --          --          --           --          (108)
 Tax return of capital..         --           (700)        --          --           --           --
 From net realized gains
  from investment and
  foreign currency
  transactions..........         --        (35,301)     (2,346)        --       (13,139)         --
                            --------     ---------   ---------    --------     --------    ---------
Change in net assets
 from shareholder
 distributions..........         --        (38,645)     (3,109)        (64)     (15,129)        (108)
                            --------     ---------   ---------    --------     --------    ---------
Capital Transactions:
 Proceeds from shares
  issued................      35,915        87,053     151,936      16,777       68,864      188,198
 Dividends reinvested...         --         26,512       2,462          37        9,533           62
 Cost of shares
  redeemed..............     (43,700)     (125,548)   (165,363)    (64,699)     (91,674)    (180,358)
                            --------     ---------   ---------    --------     --------    ---------
Change in net assets
 from share
 transactions...........      (7,785)      (11,983)    (10,965)    (47,885)     (13,277)       7,902
                            --------     ---------   ---------    --------     --------    ---------
Change in net assets....      37,685        35,466      78,179     (83,697)      (4,003)      75,426
Net Assets:
 Beginning of period....     390,286       354,820     276,641     485,056      489,059      413,633
                            --------     ---------   ---------    --------     --------    ---------
 End of period..........    $427,971     $ 390,286   $ 354,820    $401,359     $485,056    $ 489,059
                            ========     =========   =========    ========     ========    =========

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  (Amounts in Thousands)
                                   Limited Maturity                  Intermediate Government
                                       Bond Fund                        Obligations Fund
                          -----------------------------------  -----------------------------------
                           Six months  Eleven months   Year     Six months  Eleven months   Year
                             ended         ended      ended       ended         ended      ended
                          November 30,    May 31,    June 30,  November 30,    May 31,    June 30,
                              1998         1998        1997        1998         1998        1997
                          ------------ ------------- --------  ------------ ------------- --------
                          (Unaudited)                          (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $  5,342     $  9,501    $  9,196    $  4,530     $ 10,166    $ 12,905
 Net realized gains
  (losses) from
  investment
  transactions..........         728         (546)       (256)        571        2,682       1,200
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments ..........         573          860         467       2,931          675        (461)
                            --------     --------    --------    --------     --------    --------
Change in net assets
 resulting from
 operations.............       6,643        9,815       9,407       8,032       13,523      13,644
                            --------     --------    --------    --------     --------    --------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................      (1,012)      (1,734)     (1,142)       (316)        (822)     (1,130)
 In excess of net
  investment income.....         --           (11)        --          --           --          --
 Tax return of capital..         --            (4)         (6)        --           (16)        --
Distributions to
 Investor B
 shareholders:
 From net investment
  income................         (32)         (62)        (78)        (34)         (87)        (90)
 In excess of net
  investment income.....         --           --          --          --           --          --
 Tax return of capital..         --           --          --          --            (2)        --
Distributions to
 Investor C
 shareholders*:
 From net investment
  income................         (23)         (61)         (1)         (3)         (10)         (7)
Distributions to
 Institutional
 shareholders:
 From net investment
  income................      (4,275)      (7,645)     (8,051)     (4,183)      (9,353)    (11,898)
 In excess of net
  investment income.....         --           (48)        --          --           --          --
 Tax return of capital..         --           (16)        (29)        --          (174)        --
                            --------     --------    --------    --------     --------    --------
Change in net assets
 from shareholder
 distributions..........      (5,342)      (9,581)     (9,307)     (4,536)     (10,464)    (13,125)
                            --------     --------    --------    --------     --------    --------
Capital Transactions:
 Proceeds from shares
  issued................      25,989       94,826      67,317       7,934       32,342      28,502
 Dividends reinvested...       2,417        4,297       4,250       1,421        3,151       3,965
 Cost of shares
  redeemed..............     (48,308)     (68,564)    (59,256)    (26,106)     (59,097)    (74,602)
                            --------     --------    --------    --------     --------    --------
Change in net assets
 from share
 transactions...........     (19,902)      30,559      12,311     (16,751)     (23,604)    (42,135)
                            --------     --------    --------    --------     --------    --------
Change in net assets....     (18,601)      30,793      12,411     (13,255)     (20,545)    (41,616)
Net Assets:
 Beginning of period....     195,833      165,040     152,629     188,029      208,574     250,190
                            --------     --------    --------    --------     --------    --------
 End of period..........    $177,232     $195,833    $165,040    $174,774     $188,029    $208,574
                            ========     ========    ========    ========     ========    ========

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   (Amounts in Thousands)
                                    U.S. Government
                                      Income Fund                           Bond Fund
                          -----------------------------------  ------------------------------------
                           Six months  Eleven months   Year     Six months  Eleven months   Year
                             ended         ended      ended       ended         ended       ended
                          November 30,    May 31,    June 30,  November 30,    May 31,    June 30,
                              1998         1998        1997        1998         1998        1997
                          ------------ ------------- --------  ------------ ------------- ---------
                          (Unaudited)                          (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $  6,854     $ 16,234    $ 16,601    $ 14,054     $  29,000   $  33,325
 Net realized gains
  (losses) from
  investment
  transactions..........        (249)        (115)     (2,156)      4,151        14,967       5,014
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       1,493        2,119         (99)      3,259         2,035       4,705
                            --------     --------    --------    --------     ---------   ---------
Change in net assets
 resulting from
 operations.............       8,098       18,238      14,346      21,464        46,002      43,044
                            --------     --------    --------    --------     ---------   ---------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................      (1,445)      (3,394)     (3,562)       (427)       (1,029)     (1,195)
 Tax return of capital..         --          (266)       (661)        --            --          --
Distributions to
 Investor B
 shareholders:
 From net investment
  income................        (565)      (1,251)     (1,259)       (146)         (302)       (256)
 Tax return of capital..         --          (111)       (233)        --            --          --
Distributions to
 Investor C
 shareholders*:
 From net investment
  income................          (3)          (8)         (4)         (7)          (26)        (17)
 Tax return of capital..         --            (1)         (1)        --            --          --
Distributions to
 Institutional
 shareholders:
 From net investment
  income................      (4,840)      (9,477)     (9,151)    (13,678)      (27,889)    (31,847)
 Tax return of capital..         --          (718)     (1,697)        --            --          --
                            --------     --------    --------    --------     ---------   ---------
Change in net assets
 from shareholder
 distributions..........      (6,853)     (15,226)    (16,568)    (14,258)      (29,246)    (33,315)
                            --------     --------    --------    --------     ---------   ---------
Capital Transactions:
 Proceeds from shares
  issued................      15,397       63,657      72,865      25,726        84,885      99,111
 Dividends reinvested...       1,819        4,148       4,289       9,500        19,777      23,608
 Cost of shares
  redeemed..............     (40,336)     (61,398)    (46,463)    (61,820)     (134,070)   (188,258)
                            --------     --------    --------    --------     ---------   ---------
Change in net assets
 from share
 transactions...........     (23,120)       6,407      30,691     (26,594)      (29,408)    (65,539)
                            --------     --------    --------    --------     ---------   ---------
Change in net assets....     (21,875)       9,419      28,469     (19,388)      (12,652)    (55,810)
Net Assets:
 Beginning of period....     240,379      230,960     202,491     505,685       518,337     574,147
                            --------     --------    --------    --------     ---------   ---------
 End of period..........    $218,504     $240,379    $230,960    $486,297     $ 505,685   $ 518,337
                            ========     ========    ========    ========     =========   =========

-------
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  (Amounts in Thousands)
                                       Municipal                       Michigan Municipal
                                       Bond Fund                            Bond Fund
                          -----------------------------------  -----------------------------------
                           Six months  Eleven months   Year     Six months  Eleven months   Year
                             ended         ended      ended       ended         ended      ended
                          November 30,    May 31,    June 30,  November 30,    May 31,    June 30,
                              1998         1998        1997        1998         1998        1997
                          ------------ ------------- --------  ------------ ------------- --------
                          (Unaudited)                          (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $  2,414     $  4,984    $  6,295    $  5,067     $  9,887    $ 10,862
 Net realized gains
  (losses) from
  investment
  transactions..........         228        2,879         798         811        1,120         370
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       1,612          (21)        950       1,931        3,953       2,487
                            --------     --------    --------    --------     --------    --------
Change in net assets
 resulting from
 operations.............       4,254        7,842       8,043       7,809       14,960      13,719
                            --------     --------    --------    --------     --------    --------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................        (149)        (361)       (344)       (695)      (1,611)     (1,596)
 In excess of net
  investment income.....         --            (5)        --          --            (6)        --
 From net realized gains
  from investment
  transactions..........         --          (172)        (42)        --          (112)       (125)
Distributions to
 Investor B
 shareholders:
 From net investment
  income................          (9)         (25)        (28)        (59)        (127)       (118)
 In excess of net
  investment income.....         --           --          --          --            (1)        --
 From net realized gains
  from investment
  transactions..........         --           (13)         (5)        --           (10)        (11)
Distributions to
 Institutional
 shareholders:
 From net investment
  income................      (2,262)      (5,004)     (5,598)     (4,346)      (8,863)     (8,576)
 In excess of net
  investment income.....         --           (69)        --          --           (34)        --
 From net realized gains
  from investment
  transactions..........         --        (2,220)       (635)        --          (561)       (626)
                            --------     --------    --------    --------     --------    --------
 Change in net assets
  from shareholder
  distributions.........      (2,420)      (7,869)     (6,652)     (5,100)     (11,325)    (11,052)
                            --------     --------    --------    --------     --------    --------
Capital Transactions:
 Proceeds from shares
  issued................       6,564       17,096      30,200      12,617       49,586      43,600
 Dividends reinvested...         297          949         686       1,162        2,688       2,460
 Cost of shares
  redeemed..............     (18,122)     (29,067)    (28,261)    (30,593)     (43,899)    (37,409)
                            --------     --------    --------    --------     --------    --------
Change in net assets
 from share
 transactions...........     (11,261)     (11,022)      2,625     (16,814)       8,375       8,651
                            --------     --------    --------    --------     --------    --------
Change in net assets....      (9,427)     (11,049)      4,016     (14,105)      12,010      11,318
Net Assets:
 Beginning of period....     134,064      145,113     141,097     248,765      236,755     225,437
                            --------     --------    --------    --------     --------    --------
 End of period..........    $124,637     $134,064    $145,113    $234,660     $248,765    $236,755
                            ========     ========    ========    ========     ========    ========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    (Amounts in Thousands)
                                       Conservative                           Balanced
                                     Allocation Fund                       Allocation Fund
                          -------------------------------------- -----------------------------------
                           Six months  Eleven months December 30  Six months  Eleven months   Year
                             ended         ended       1996 to      ended         ended      ended
                          November 30,    May 31,     June 30,   November 30,    May 31,    June 30,
                              1998         1998        1997(a)       1998         1998        1997
                          ------------ ------------- ----------- ------------ ------------- --------
                          (Unaudited)                            (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $   312       $   530      $   139     $  3,290     $  6,604    $  5,337
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.        468           387         (102)         966        8,982      12,043
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....       (168)          692          335       (1,956)      16,238       5,097
                            -------       -------      -------     --------     --------    --------
Change in net assets
 resulting from
 operations.............        612         1,609          372        2,300       31,824      22,477
                            -------       -------      -------     --------     --------    --------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................        --            --           --          (202)        (460)       (454)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --          (504)     (1,957)
Distributions to
 Investor B
 shareholders:
 From net investment
  income................        --            --           --           (50)        (125)        (90)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --          (192)       (547)
Distributions to
 Investor C
 shareholders*:
 From net investment
  income................        --            --           --            (3)         (16)        (10)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --           (26)        (56)
Distributions to
 Institutional
 shareholders:
 From net investment
  income................       (309)         (515)        (122)      (3,072)      (6,660)     (4,750)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            (98)         --           --        (6,807)    (13,278)
                            -------       -------      -------     --------     --------    --------
Change in net assets
 from shareholder
 distributions..........       (309)         (613)        (122)      (3,327)     (14,790)    (21,142)
                            -------       -------      -------     --------     --------    --------
Capital Transactions:
 Proceeds from shares
  issued................      2,019         9,933       11,873       19,914       72,317     167,477
 Dividends reinvested...        246           610          122        3,026       13,392      17,657
 Cost of shares
  redeemed..............       (911)       (4,795)      (1,958)     (52,383)     (83,157)    (50,433)
                            -------       -------      -------     --------     --------    --------
Change in net assets
 from share
 transactions...........      1,354         5,748       10,037      (29,443)       2,552     134,701
                            -------       -------      -------     --------     --------    --------
Change in net assets....      1,657         6,744       10,287      (30,470)      19,586     136,036
Net Assets:
 Beginning of period....     17,031        10,287          --       290,852      271,266     135,230
                            -------       -------      -------     --------     --------    --------
 End of period..........    $18,688       $17,031      $10,287     $260,382     $290,852    $271,266
                            =======       =======      =======     ========     ========    ========

-------
(a) Period from commencement of operations.
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    (Amounts in Thousands)
                                        Aggressive                             Equity
                                     Allocation Fund                         Income Fund
                          -------------------------------------- -----------------------------------
                           Six months  Eleven months December 30  Six months  Eleven months   Year
                             ended         ended       1996 to      ended         ended      ended
                          November 30,    May 31,     June 30,   November 30,    May 31,    June 30,
                              1998         1998        1997(a)       1998         1998        1997
                          ------------ ------------- ----------- ------------ ------------- --------
                          (Unaudited)                            (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $   152       $   412      $   232     $  2,852     $  5,994    $  7,779
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.       (298)        1,126         (648)      51,421       48,190      49,802
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....       (626)        2,816        2,394      (53,843)      13,536      38,267
                            -------       -------      -------     --------     --------    --------
Change in net assets
 resulting from
 operations.............       (772)        4,354        1,978          430       67,720      95,848
                            -------       -------      -------     --------     --------    --------
Distributions to
 Investor A
 shareholders:
 From net investment
  income................        --            --           --          (698)      (1,126)     (1,408)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --       (15,973)     (8,386)
Distributions to
 Investor B
 shareholders:
 From net investment
  income................        --            --           --          (109)        (127)       (150)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --        (3,858)     (1,419)
Distributions to
 Investor C
 shareholders*:
 From net investment
  income................        --            --           --            (2)          (4)         (4)
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --          (116)        (25)
Distributions to
 Institutional
 shareholders:
 From net investment
  income................       (138)         (437)        (195)      (2,249)      (3,961)     (6,142)
 In excess of net
  investment income.....        --            (10)         --           --           --          --
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --            --           --           --       (48,180)    (32,123)
                            -------       -------      -------     --------     --------    --------
Change in net assets
 from shareholder
 distributions..........       (138)         (447)        (195)      (3,058)     (73,345)    (49,657)
                            -------       -------      -------     --------     --------    --------
Capital Transactions:
 Proceeds from shares
  issued................      1,808         9,513       39,922       17,623       41,683      78,441
 Dividends reinvested...        136           446          195        1,270       31,258      18,619
 Cost of shares
  redeemed..............     (5,247)      (19,093)      (2,857)     (59,791)     (89,674)   (138,602)
                            -------       -------      -------     --------     --------    --------
Change in net assets
 from share
 transactions...........     (3,303)       (9,134)      37,260      (40,898)     (16,733)    (41,542)
                            -------       -------      -------     --------     --------    --------
Change in net assets....     (4,213)       (5,227)      39,043      (43,526)     (22,358)      4,649
Net Assets:
 Beginning of period....     33,816        39,043          --       414,759      437,117     432,468
                            -------       -------      -------     --------     --------    --------
 End of period..........    $29,603       $33,816      $39,043     $371,233     $414,759    $437,117
                            =======       =======      =======     ========     ========    ========

-------
(a) Period from commencement of operations.
* Investor C class of shares closed on August 28, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Cash Flows

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                          (Amounts in Thousands)
                              Small           Mid           Large       Limited
                          Capitalization Capitalization Capitalization Maturity
                               Fund           Fund           Fund      Bond Fund
                          -------------- -------------- -------------- ---------
Cash flows from
 operating activities:
 Total Net Investment
  Income (loss).........   $    (2,786)   $    (2,336)    $    (644)   $   5,342
Adjustments to reconcile
 net investment income
 to net cash provided
 (used) by operating
 activities:
 Purchases of
  investments...........    (3,117,869)    (2,119,327)     (277,833)    (528,559)
 Proceeds from
  disposition of
  investment securities.     3,291,939      2,191,834       286,252      547,588
 Decrease (increase) in
  investments purchased
  with cash collateral
  from securities
  lending...............      (107,297)        69,317        41,217       10,079
 Decrease (increase) in
  dividends and interest
  receivable............            (2)          (115)          (71)         652
 Increase (decrease) in
  payable for return of
  collateral received
  from securities
  lending...............       107,297        (69,317)      (41,217)     (10,079)
 Increase (decrease) in
  accrued expenses......            19             48            71           25
 Net
  amortization/accretion
  from investments......          (103)           (86)           (2)         --
 Increase in variation
  margin payable........         4,953          7,330           --           --
                           -----------    -----------     ---------    ---------
   Net cash provided
    (used) by operating
    activities..........       176,151         77,348         7,773       25,048
                           -----------    -----------     ---------    ---------
Cash flows from
 financing activities:
 Proceeds from shares
  issued................       361,741        133,108        35,936       26,167
 Payment of shares
  redeemed..............      (536,200)      (208,889)      (43,709)     (48,290)
 Cash distributions
  paid..................           --             --            --        (2,925)
                           -----------    -----------     ---------    ---------
   Net cash provided
    (used) by financing
    activities..........      (174,459)       (75,781)       (7,773)     (25,048)
                           -----------    -----------     ---------    ---------
Net increase (decrease)
 in cash................         1,692          1,567           --           --
Cash:
 Beginning balance......           --               1           --           --
                           -----------    -----------     ---------    ---------
 Ending balance.........   $     1,692    $     1,568     $     --     $     --
                           ===========    ===========     =========    =========

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $0, $0, $0 and $2,417, respectively.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Cash Flows

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                         (Amounts in Thousands)
                            Intermediate    U.S.
                             Government  Government               Conservative
                            Obligations    Income       Bond       Allocation
                                Fund        Fund        Fund          Fund
                            ------------ ----------  -----------  ------------
Cash flows from operating
 activities:
 Total Net Investment
  Income (loss)............  $   4,530   $   6,854   $    14,054   $     312
Adjustments to reconcile
 net investment income to
 net cash provided (used)
 by operating activities:
 Purchases of investments..   (221,475)   (160,333)   (2,424,668)   (106,890)
 Proceeds from disposition
  of investment
  securities...............    238,266     183,393     2,450,407     105,501
 Decrease (increase) in
  investments purchased
  with cash collateral
  from securities lending..     (3,516)    (15,525)       20,829      (2,207)
 Decrease (increase) in
  dividends and interest
  receivable...............         80         193         1,663          43
 Increase (decrease) in
  payable for return of
  collateral received from
  securities lending.......      3,516      15,525       (20,829)      2,207
 Increase (decrease) in
  accrued expenses.........         25          30            43           1
 Net
  amortization/accretion
  from investments.........       (175)       (226)         (528)        (13)
                             ---------   ---------   -----------   ---------
   Net cash provided (used)
    by operating
    activities.............     21,251      29,911        40,971      (1,046)
                             ---------   ---------   -----------   ---------
Cash flows from financing
 activities:
 Proceeds from shares
  issued...................      7,933      15,434        25,726       2,019
 Payment of shares
  redeemed.................    (26,069)    (40,312)      (61,940)       (911)
 Cash distributions paid...     (3,115)     (5,034)       (4,758)        (63)
                             ---------   ---------   -----------   ---------
   Net cash provided (used)
    by financing
    activities.............    (21,251)    (29,912)      (40,972)      1,045
                             ---------   ---------   -----------   ---------
Net increase (decrease) in
 cash......................        --           (1)           (1)         (1)
Cash:
 Beginning balance.........        --            1             1           1
                             ---------   ---------   -----------   ---------
 Ending balance............  $     --    $     --    $       --    $     --
                             =========   =========   ===========   =========

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,421, $1,819, $9,500 and $246, respectively.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Cash Flows

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1998
                                                                     (Unaudited)

                                                  (Amounts in Thousands)
                                               Balanced   Aggressive  Equity
                                              Allocation  Allocation  Income
                                                 Fund        Fund      Fund
                                              ----------  ---------- ---------
Cash flows from operating activities:
 Total Net Investment Income (loss).......... $   3,290    $    152  $   2,852
Adjustments to reconcile net investment
 income to net cash provided (used) by
 operating activities:
 Purchases of investments....................  (808,968)    (97,655)  (482,084)
 Proceeds from disposition of investment
  securities.................................   837,871     100,910    522,619
 Decrease (increase) in investments
  purchased with cash collateral from
  securities lending.........................   (10,513)      1,905     29,747
 Decrease (increase) in dividends and
  interest receivable........................       611          15        433
 Increase (decrease) in payable for return
  of collateral received from securities
  lending....................................    10,513      (1,905)   (29,747)
 Increase (decrease) in accrued expenses.....        63          21         49
 Net amortization/accretion from
  investments................................       (16)         (3)       --
                                              ---------    --------  ---------
   Net cash provided (used) by operating
    activities...............................    32,851       3,440     43,869
                                              ---------    --------  ---------
Cash flows from financing activities:
 Proceeds from shares issued.................    19,790       1,808     17,697
 Payment of shares redeemed..................   (52,341)     (5,247)   (59,779)
 Cash distributions paid.....................      (301)         (2)    (1,788)
                                              ---------    --------  ---------
   Net cash provided (used) by financing
    activities...............................   (32,852)     (3,441)   (43,870)
                                              ---------    --------  ---------
Net increase (decrease) in cash..............        (1)         (1)        (1)
Cash:
 Beginning balance...........................         1           1          1
                                              ---------    --------  ---------
 Ending balance.............................. $     --     $    --   $     --
                                              =========    ========  =========

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $3,026, $2 and $1,270, respectively.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Prime Obligations Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper (80.3%):
 Agriculture (0.7%):
 $  5,000  Cargill, 4.97%, 3/11/99..................................   $   4,931
                                                                       ---------
 Automotive (2.7%):
    5,000  Daimler Benz, 5.17%, 1/21/99.............................       4,963
    5,000  Daimler Benz, 5.15%, 3/10/99.............................       4,929
   10,000  Daimler Benz, 5.01%, 3/19/99.............................       9,850
                                                                       ---------
                                                                          19,742
                                                                       ---------
 Banking (1.3%):
    5,000  Bank America Corp., 5.23%, 12/3/98.......................       4,998
    5,000  First Chicago NBD Corp., 5.06%, 1/27/99..................       4,960
                                                                       ---------
                                                                           9,958
                                                                       ---------
 Chemicals and Allied Products (3.4%):
    5,000  Akzo Nobel, Inc., 5.08%, 1/26/99.........................       4,960
    5,000  Akzo Nobel, Inc., 5.25%, 2/12/99.........................       4,947
    5,000  Akzo Nobel, Inc., 5.07%, 3/23/99.........................       4,921
    5,550  Monsanto Co., 5.50%, 12/18/98............................       5,536
    5,000  Monsanto Co., 5.02%, 3/9/99..............................       4,932
                                                                       ---------
                                                                          25,296
                                                                       ---------
 Diversified Operation (4.7%):
    5,000  BTR Dunlop Finance Inc., 5.05%, 12/17/98.................       4,989
    5,000  GE Capital, 5.48%, 1/20/99...............................       4,962
    5,000  GE Capital, 5.49%, 2/1/99................................       4,953
    5,000  GE Capital, 5.20%, 2/9/99................................       4,949
    5,000  GE Capital, 5.44%, 2/10/99...............................       4,946
    5,000  GE Capital, 5.35%, 2/16/99...............................       4,943
    5,000  GE Capital, 5.14%, 3/15/99...............................       4,926
                                                                       ---------
                                                                          34,668
                                                                       ---------
 Education (0.7%):
    5,000  Stanford University, 5.42%, 2/23/99......................       4,937
                                                                       ---------
 Electric Utility (2.0%):
    5,000  Southern Co., 5.25%, 2/5/99..............................       4,952
    5,000  Southern Co., 5.10%, 11/18/98............................       4,941
    5,000  Vattenfall Treasury, 5.21%, 1/5/99.......................       4,975
                                                                       ---------
                                                                          14,868
                                                                       ---------
 Electrical & Electronic (2.7%):
    5,000  Avnet, 5.25%, 1/20/99....................................       4,964
    5,000  Avnet, 5.12%, 2/25/99....................................       4,939
   10,000  Eaton, 5.13%, 3/11/99....................................       9,857
                                                                       ---------
                                                                          19,760
                                                                       ---------
 Finance - Conduit (5.3%):
    5,000  Ciesco, 5.27%, 2/10/99...................................       4,948
    5,000  Ciesco, 5.15%, 2/17/99...................................       4,944
    5,000  Delaware Funding, 5.22%, 1/6/99..........................       4,975
    5,000  Delaware Funding, 5.15%, 1/20/99.........................       4,964

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Commercial Paper, continued:
 Finance - Conduit, continued:
 $  5,000  Delaware Funding, 5.28%, 1/28/99........................   $   4,957
    5,000  Preferred Receivables, 5.21%, 1/11/99...................       4,970
    5,000  Preferred Receivables, 5.20%, 1/11/99...................       4,971
    4,365  Preferred Receivables, 5.20%, 1/19/99...................       4,334
                                                                      ---------
                                                                         39,063
                                                                      ---------
 Financial Services (30.2%):
    5,000  ABB Treasury, 5.05%, 2/17/99............................       4,945
    5,000  ABB Treasury, 4.93%, 3/24/99............................       4,923
    5,000  ABB Treasury, 4.95%, 3/25/99............................       4,922
    5,000  Abbey National, 5.50%, 2/4/99...........................       4,950
    5,000  Abbey National, 5.20%, 2/10/99..........................       4,949
    5,000  Abbey National, 5.06%, 2/18/99..........................       4,944
    5,000  ABN-Amro North America Finance Inc., 5.14%, 1/14/99.....       4,969
    5,000  Associates Corporation of North America, 5.03%, 1/28/99.       4,959
    5,000  Associates First Capital, 5.18%, 2/11/99................       4,948
    5,000  Associates First Capital, 5.18%, 2/17/99................       4,944
    5,000  Avco Financial Services Inc., 5.44%, 12/3/98............       4,998
    5,000  Avco Financial Services Inc., 5.15%, 2/2/99.............       4,955
    5,000  Bear Stearns Cos. Inc., 5.46%, 2/3/99...................       4,951
    5,000  Block Financial Corp., 5.10%, 2/19/98...................       4,943
   10,000  Block Financial Corp., 5.15%, 2/26/99...................       9,876
    5,000  Cemex South America, 5.50%, 12/4/98.....................       4,998
    5,000  Corporate Asset Funding, 5.13%, 1/19/99.................       4,965
    5,000  Corporate Asset Funding, 5.30%, 2/1/99..................       4,954
    5,000  Corporate Asset Funding, 5.10%, 2/2/99..................       4,955
    5,000  Credit Suisse Financial Services Inc., 5.18%, 2/9/99....       4,950
   10,000  Ford Motor Credit Corp., 5.16%, 12/1/98.................      10,000
   10,000  Ford Motor Credit Corp., 5.25%, 1/21/99.................       9,926
    5,000  Ford Motor Credit Corp., 4.95%, 3/18/99.................       4,926
    5,000  Franklin Resources, 4.88%, 12/1/98......................       5,000
    5,000  Franklin Resources, 5.37%, 12/10/98.....................       4,993
    5,000  General Motors Acceptance Corp., 5.49%, 1/20/99.........       4,962
   10,000  General Motors Acceptance Corp., 5.06%, 1/21/99.........       9,928
    6,000  General Motors Acceptance Corp., 5.14%, 1/26/99.........       5,952
    5,000  Goldman Sachs, 5.26%, 3/3/99............................       4,933
    5,000  Goldman Sachs, 5.10%, 3/17/99...........................       4,925
    5,000  Merrill Lynch & Co., Inc., 5.50%, 1/4/99................       4,974
    5,000  Merrill Lynch & Co., Inc., 5.10%, 1/28/99...............       4,959
    5,000  Merrill Lynch & Co., Inc., 5.01%, 2/11/99...............       4,950
    5,000  Morgan Stanley, 5.43%, 2/12/99..........................       4,945

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Prime Obligations Fund
(Amounts in Thousands) (Unaudited)

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Commercial Paper, continued:
 Financial Services, continued:
 $  5,000  National Rural Utilities Cooperative Finance Corp.,
            5.10%, 1/28/99.........................................   $   4,959
    5,000  National Rural Utilities Cooperative Finance Corp.,
            5.05%, 2/12/99.........................................       4,949
    6,300  New Center Asset Trust, 5.43%, 12/17/98.................       6,285
    5,000  New York Life, 5.18%, 2/23/99...........................       4,940
    5,000  New York Life, 5.12%, 3/17/99...........................       4,925
   10,000  UBS Finance, 5.48%, 1/8/99..............................       9,942
                                                                      ---------
                                                                        225,371
                                                                      ---------
 Financial - Banking (1.3%):
   10,000  Cregem North America, 5.49%, 1/5/99.....................       9,947
                                                                      ---------
 Food & Beverage (2.0%):
    5,000  Diageo, 5.20%, 12/11/98.................................       4,992
    5,000  Diageo, 5.47%, 1/14/99..................................       4,967
    5,000  Diageo, 5.18%, 2/9/99...................................       4,950
                                                                      ---------
                                                                         14,909
                                                                      ---------
 Food and Kindred Products (1.8%):
    3,500  Archer Daniels Midland Co., 5.06%, 2/2/99...............       3,469
    5,000  Archer Daniels Midland Co., 5.02%, 4/1/99...............       4,916
    5,000  Campbell Soup, 5.42%, 2/24/99...........................       4,936
                                                                      ---------
                                                                         13,321
                                                                      ---------
 Foreign Banking & Financial Services (7.3%):
    5,000  Commerz Bank, 5.45%, 2/12/99............................       4,945
    5,000  Commerz Bank, 5.16%, 1/6/99.............................       4,974
    5,000  Commerz Bank, 5.07%, 1/13/99............................       4,970
    5,000  Commerz Bank, 5.18%, 1/20/99............................       4,964
    5,000  Deutche Bank, 5.22%, 1/5/99.............................       4,975
    5,000  International Nederladen, 5.49%, 1/27/99................       4,957
    5,000  Nordbanken, 5.07%, 12/14/98.............................       4,990
    5,000  Nordbanken, 5.48%, 1/20/99..............................       4,962
    5,000  Svenska Handelsbanken, 5.19%, 1/14/99...................       4,968
    5,000  Svenska Handlesbanken, 5.19%, 1/13/99...................       4,969
    5,000  Westpac Capital Corp., 5.47%, 1/13/99...................       4,967
                                                                      ---------
                                                                         54,641
                                                                      ---------
 Gas Utility (0.7%):
    5,000  Deer Park Refining, 5.70%, 12/9/98......................       5,000
                                                                      ---------
 Glass Products (1.3%):
    5,000  Guardian Industries, 5.35%, 12/18/98....................       4,987
    5,000  Guardian Industries, 5.20%, 1/15/99.....................       4,968
                                                                      ---------
                                                                          9,955
                                                                      ---------

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper, continued:
 Insurance (2.7%):
 $  5,000  Allianz of America Finance Corp., 5.20%, 1/8/99..........   $   4,973
    5,000  Allstate Corp., 5.32%, 1/20/99...........................       4,963
    5,000  Allstate Corp., 5.17%, 1/28/99...........................       4,958
    5,000  American General Finance Corp., 5.07%, 2/25/99...........       4,939
                                                                       ---------
                                                                          19,833
                                                                       ---------
 Machinery & Equipment (2.0%):
    5,000  Caterpillar Financial, 5.45%, 2/16/99....................       4,942
    5,000  Caterpillar Financial, 5.22%, 3/10/99....................       4,928
    5,000  John Deere & Co., 5.19%, 2/9/99..........................       4,949
                                                                          14,819
                                                                       ---------
 Metals & Mining (1.3%):
    5,000  Rio Tinto American, 5.13%, 12/21/98......................       4,986
    5,000  Rio Tinto American, 5.13%, 1/20/99.......................       4,964
                                                                       ---------
                                                                           9,950
                                                                       ---------
 Oil & Exploration, Production & Services (0.7%):
    5,000  Pemex, 5.09%, 12/21/98...................................       4,986
                                                                       ---------
 Oil & Gas (3.5%):
    6,500  Burmah Castrol Finance PLC, 5.11%, 1/27/99...............       6,447
    5,000  Explorer Pipeline, 5.30%, 1/20/99........................       4,963
    5,000  Explorer Pipeline, 5.17%, 1/27/99........................       4,959
    5,000  Statoil, 5.32%, 1/22/99..................................       4,962
    5,000  Statoil, 5.13%, 2/18/99..................................       4,961
                                                                       ---------
                                                                          26,292
                                                                       ---------
 Pharmaceuticals (1.3%):
    5,000  Glaxo Wellcome, 5.09%, 2/25/99...........................       4,939
    5,000  Johnson & Johnson, 5.08%, 1/29/99........................       4,959
                                                                       ---------
                                                                           9,898
                                                                       ---------
 Telecommunications (0.7%):
    5,000  BellSouth Telecommunications Inc., 5.42%, 2/17/99........       4,941
                                                                       ---------
 Total Commercial Paper                                                  597,086
                                                                       ---------
 Corporate Bonds (10.8%):
 Financial & Insurance (0.7%):
    5,000  SMM Trust, 5.50%, 3/23/98................................       5,000
                                                                       ---------
 Financial Services (8.8%):
   10,000  All State Funding, 5.80%, 12/1/98........................      10,000
   10,000  All State Funding, 5.82%*, 8/31/99.......................      10,000
   10,000  Key Bank North America, 5.18%*, 9/23/99..................       9,996

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Prime Obligations Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Corporate Bonds, continued:
 Financial Services, continued:
 $ 10,000  Merrill Lynch & Co., Inc., 5.26%*, 9/29/99...............   $  10,000
   10,000  Morgan Guarantee Trust, 5.35%*, 11/29/99.................      10,000
    5,000  Travelers Funding Agreement, 5.36%, 3/26/99..............       5,000
   10,000  Travelers Funding Agreement, 5.51%*, 8/17/99.............      10,000
                                                                       ---------
                                                                          64,996
                                                                       ---------
 Insurance (1.3%):
   10,000  John Hancock Mutual, 5.28%*, 1/22/99.....................      10,000
                                                                       ---------
  Total Corporate Bonds                                                   79,996
                                                                       ---------

 Principal                        Security                          Amortized
  Amount                         Description                          Cost
 --------- ------------------------------------------------------   ---------

 Repurchase Agreements (9.2%):
 $ 43,250  Lehman Brothers, 5.40%, 12/1/98, (Collateralized by
            $44,210, Federal National Mortgage Assoc. Notes,
            0.00%--6.32%, 5/4/99-5/23/05,
            market value--$44,119)...............................   $  43,250
   25,000  Morgan Stanley, 5.73%, 12/18/98, (Collateralized by
            $1,500, Aeltus CBOII Ltd., 0.00%, 8/6/09, market
            value--$1,386 and $29,000, Capital One Financial,
            7.13%, 8/1/08, market value--$26,886) ...............      25,000
                                                                    ---------
  Total Repurchase Agreements                                          68,250
                                                                    ---------
  Total Investments (Cost $745,332)(a)--100.3%                        745,332
                                                                    ---------
  Liabilities in excess of other assets (0.3)%                         (2,434)
                                                                    ---------
  Total Net Assets--100.0%                                          $ 742,898
                                                                    =========

-------
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30,1998.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
U.S. Government Obligations Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Principal                          Security                           Amortized
  Amount                           Description                           Cost
 --------- ----------------------------------------------------------  ---------
 U.S. Government Agencies (83.1%):
 Federal Home Loan Bank (26.7%):
  $ 5,000  4.77%, 12/4/98............................................  $  4,998
    5,000  5.40%, 12/22/98...........................................     4,999
    5,000  5.36%, 1/4/99.............................................     4,975
    5,000  5.37%, 1/8/99.............................................     4,972
    5,000  5.37%, 1/20/99............................................     4,963
    4,782  5.35%, 1/27/99............................................     4,741
    5,000  5.35%, 2/3/99.............................................     4,952
    5,000  4.68%, 2/10/99............................................     4,954
    5,000  5.35%, 2/17/99............................................     4,942
    5,000  5.13%*, 11/10/99..........................................     4,997
                                                                       --------
                                                                         49,493
                                                                       --------
 Federal Home Loan Mortgage Corp.(26.7%):
    5,000  5.37%, 12/2/98............................................     4,999
    5,000  4.79%, 12/18/98...........................................     4,989
    5,000  5.04%, 1/22/99............................................     4,964
    5,000  4.76%, 2/12/99............................................     4,952
    5,000  5.02%, 2/16/99............................................     4,946
    5,000  4.96%, 2/19/99............................................     4,945
   10,000  5.00%, 2/25/99............................................     9,881
    5,000  5.11%, 3/22/99............................................     4,921
    5,000  4.90%, 4/12/99............................................     4,910
                                                                       --------
                                                                         49,507
                                                                       --------
 Federal National Mortgage Assoc. (24.3%):
    5,000  5.34%, 12/8/98............................................     4,995
    5,000  5.39%, 12/15/98...........................................     4,990
    5,000  5.35%, 1/4/99.............................................     4,975
    5,000  5.05%, 1/7/99.............................................     4,974

 Principal                          Security                          Amortized
  Amount                          Description                           Cost
 --------- ---------------------------------------------------------  ---------
 U.S. Government Agencies, continued:
 Federal National Mortgage Assoc., continued:
  $ 5,000  4.84%, 1/27/99...........................................  $  4,962
    5,000  4.65%, 2/9/99............................................     4,955
    5,000  4.95%*, 3/3/99...........................................     4,999
    5,000  5.00%, 3/15/99...........................................     4,928
    5,250  5.65%, 4/9/99............................................     5,250
                                                                      --------
                                                                        45,028
                                                                      --------
 Student Loan Marketing Assoc. (2.7%):
    5,000  5.31%*, 11/12/99.........................................     5,000
                                                                      --------
 Tennessee Valley Authority (2.7%):
    5,000  4.91%, 2/22/99...........................................     4,943
                                                                      --------
  Total U.S. Government Agencies                                       153,971
                                                                      --------
 Repurchase Agreements (17.2%):
   31,823  Lehman Brothers, 5.40%, 12/1/98, (Collateralized by
            $40,430, Federal National Mortgage Assoc. Notes,
            0.00%--6.32%, 9/25/00--5/23/05, market value--$32,462)..    31,823
                                                                      --------
  Total Repurchase Agreements                                           31,823
                                                                      --------
  Total Investments (Cost $185,794)(a)--100.3%                         185,794
                                                                      --------
  Liabilities in excess of other assets (0.3)%                            (511)
                                                                      --------
  Total Net Assets--100.0%                                            $185,283
                                                                      ========

-------
* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on November 30, 1998.
(a) Cost for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Tax-Free Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper (95.3%):
 Alaska (1.3%):
  $ 1,500  Valdez Alaska Marine Pipeline Project, 3.30%*, 12/15/33.   $  1,500
                                                                      --------
 Colorado (0.1%):
      140  Colorado Health Facilities Authority Revenue, Catholic
            Health Initiatives, Series A, 3.75%, 12/1/98...........        140
                                                                      --------
 Florida (0.7%):
      760  Gainesville Florida Utilities System, 3.55%, 12/8/98....        760
                                                                      --------
 Georgia (6.6%):
    4,500  Burke County Georgia, 3.65%*, 7/1/24, Development
            Authority PCR..........................................      4,500
    2,315  Cobb County School District, 3.70%, 2/1/99..............      2,320
      670  Georgia Municipal Electric Authority, 3.10%*, 1/1/26....        670
                                                                      --------
                                                                         7,490
                                                                      --------
 Illinois (5.2%):
    1,000  Chicago Park District Tax Anticipation Warrants, 4.30%,
            9/17/99................................................      1,006
    1,900  Illinois Health Facilities Authority Advocate, Health
            Care, Series B, 4.05%*, 8/15/22........................      1,900
    2,000  Illinois Health Facilities Authority, Southern Illinois
            Healthcare, Series B, 3.15%*, 3/1/21...................      1,999
    1,000  Lake County, Illinois Certificates of Participation,
            7.00%, 6/1/99..........................................      1,017
                                                                      --------
                                                                         5,922
                                                                      --------
 Indiana (0.6%):
      665  Purdue University, Indiana Student Fee, Series K,
            3.10%*, 7/1/20.........................................        665
                                                                      --------
 Iowa (0.6%):
      730  Polk County, Iowa Hospital Equipment, 3.15%*, 12/1/05...        730
                                                                      --------
 Kentucky (0.6%):
      700  Kentucky Economic Development Catholic Health
            Initiatives, Series A, 3.75%, 12/1/98..................        700
                                                                      --------

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Louisiana (2.9%):
  $ 1,300  De Soto Parish, LA PCR, Central Louisiana Electric Co.,
            Refunding Bonds, Series A, 3.85%*, 7/1/18**............   $  1,300
    2,000  East Baton Rouge, LA PCR, Exxon Corp., 3.85%, 10/1/27**.      2,000
                                                                      --------
                                                                         3,300
                                                                      --------
 Maryland (2.5%):
    1,000  Maryland State, GO, 6.80%, 3/1/01, Prerefunded 3/1/99
            @100.5.................................................      1,014
    1,800  Montgomery County, Maryland Consolidated Public,
            Improvement, Series 1992-A, 5.10%, 7/1/99..............      1,815
                                                                      --------
                                                                         2,829
                                                                      --------
 Massachusetts (2.6%):
    3,000  Massachusetts State GO, 3.05%*, 9/1/16..................      3,000
                                                                      --------
 Michigan (14.2%):
    1,000  Board of Control, Michigan Technological University,
            3.20%*, 10/1/18........................................      1,000
    1,000  Delta County, Economic Development Corp., Environmental
            Improvement Revenue Bonds, (Mead Escanaba Paper),
            Series E, 4.00%*, 12/1/23..............................      1,000
    1,000  Michigan Municipal Bond Authority Local Government,
            Revenue Bond, 6.90%, 5/1/99............................      1,013
    1,500  Michigan Municipal Bond Authority Series D-2, 4.25%,....      1,507
    2,700  Michigan Strategic Fund Limited Obligation Revenue,
            Consumers Power Co., Series A, 3.35%*, 6/15/10, Loc:
            Canadian Imperial Bank.................................      2,700
      500  Monroe Co., Michigan Economic Development Corp. Limited
            Obligation, Detroit Edison, Series Cc, 3.35%*, 10/1/24,
            LOC: Barclays Bank PLC.................................        500
    2,500  Royal Oak, Hospital Financial Authority, William
            Beaumont Hospital, Series C, 7.38%, 1/1/20**...........      2,557
      500  University of Michigan Hospital, Revenue Bond, Series A,
            4.00%*, 12/1/27........................................        500
    3,100  University of Michigan, Hospital Revenue, Series A,
            3.90%*, 12/1/27........................................      3,101
    2,400  Wayne Charter County, Airport Revenue, AMT, 3.85%*,
            12/1/16**..............................................      2,400
                                                                      --------
                                                                        16,278
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Tax-Free Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Minnesota (4.3%):
  $ 1,900  Becker, Northern States Power, Series 1992-A, 3.25%,....   $  1,900
    1,000  Minneapolis, Minnesota Government Obligation, Series
            1997-B, Vrn, 10/1/07...................................      1,000
    2,000  Minnesota School Districts Tax & Aid Anticipation,
            Certificates, Series B, 3.63%, 8/27/99.................      2,000
                                                                      --------
                                                                         4,900
                                                                      --------
 Mississippi (0.9%):
    1,000  Jackson County, Mississippi PCR, Chevron U.S.A., Inc.
            Project, 3.25%*, 12/1/16...............................      1,000
                                                                      --------
 Missouri (1.3%):
    1,500  Missouri State Health & Educational Facilities
            Authority, Washington Univ., 3.25%*, 9/1/30............      1,500
                                                                      --------
 New York (0.9%):
    1,000  Long Island Power Authority, 3.20%, 1/11/99, LOC:
            Westdeutch 50%, Bayerische 50%.........................      1,000
                                                                      --------
 North Carolina (2.2%):
    2,500  North Carolina Chapel Hill University Revenue, 3.20%*,
            7/1/12, LOC: Nations Bank..............................      2,500
                                                                      --------
 Ohio (8.1%):
    1,000  Cuyahoga County, Cleveland Clinic, 3.15%*, 1/1/26.......      1,000
      500  Cuyahoga County, Cleveland Clinic, 3.30%*, 1/1/26.......        500
    1,700  Highland Heights, Ohio, 3.95%, 8/19/99..................      1,703
    1,955  Ohio Air Quality Development Authority, Duquesne, Light,
            3.20%, 1/29/99, LOC: First Chicago.....................      1,955
    2,500  Ohio State University Capital Receipts Revenue, 3.10%*,
            12/1/06................................................      2,500
    1,500  Student Loan Funding Corp., 3.25%*, 12/29/98............      1,500
                                                                      --------
                                                                         9,158
                                                                      --------
 Oklahoma (2.0%):
    1,200  Muskogee, PCR, Oklahoma Gas & Electric Co., Series A,
            4.00%*, 1/1/25.........................................      1,200
    1,000  Tulsa Oklahoma, 6.20%, 6/1/99...........................      1,016
                                                                      --------
                                                                         2,216
                                                                      --------

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Oregon (1.8%):
  $ 2,000  State Housing & Community Service, Series C, 3.75%,
            5/13/99................................................   $  2,000
                                                                      --------
 Pennsylvania (3.9%):
    1,000  Geisinger Authority, Pennstate Geisinger Health System,
            Series 1998-B, 3.25%*, 8/15/28.........................      1,000
    2,100  N.E. Penn Hospital Authority, 3.40%, 12/16/98...........      2,100
    1,300  Washington County Higher Education, Pooled Equipment
            Lease Revenue, 3.85%*, 11/1/05.........................      1,300
                                                                      --------
                                                                         4,400
                                                                      --------
 South Carolina (4.9%):
    1,500  South Carolina Public Service, 3.15%, 1/29/99...........      1,500
    3,000  South Carolina Public Service Notice, 3.25%, 1/8/99.....      3,000
    1,000  South Carolina State, 5.50%, 4/1/99.....................      1,009
                                                                      --------
                                                                         5,509
                                                                      --------
 Tennessee (3.1%):
    3,500  Tennessee State School Bond Authority, 3.45%, 3/10/99...      3,500
                                                                      --------
 Texas (4.4%):
    2,000  Houston Texas, 3.35%, 12/17/98..........................      2,000
    3,000  San Antonio, Texas Electric & Gas, 3.55%, 2/10/99.......      3,000
                                                                      --------
                                                                         5,000
                                                                      --------
 Utah (3.5%):
    1,500  Intermountain Power Agency, 3.25%, 1/7/99...............      1,500
    1,500  Salt Lake County, PCR, Service Station Holding Project,
            Series B, 3.80%*, 8/1/07...............................      1,500
    1,000  Utah County, Utah PCR, USX Corp., 3.60%, 11/1/17, LOC:
            Wachovia...............................................      1,000
                                                                      --------
                                                                         4,000
                                                                      --------
 Virginia (1.8%):
    1,000  Chesapeake, Water & Sewer System Revenue Bond, 6.50%,
            12/1/20, Prerefunded 12/1/98 @102......................      1,000
    1,000  Virginia State, Refunding Bonds, 5.50%, 12/1/98.........      1,000
                                                                      --------
                                                                         2,000
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Tax-Free Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Washington (9.7%):
  $ 3,000  King County Washington Sewer System, 3.40%, 12/10/98....   $  3,000
    2,000  King County Washington Sewer System, 3.40%, 12/11/98....      2,000
    3,000  Washington Health Care Facilities Authority, Revenue,
            Series A, 3.30%*, 1/1/18, Fred Hutchinson Cancer, LOC:
            Morgan Guaranty Trust..................................      3,000
    3,000  Washington State, GO, Vrn, 6/1/20.......................      3,000
                                                                      --------
                                                                        11,000
                                                                      --------
 Wisconsin (2.6%):
    1,250  Milwaukee, WI Metropolitan Sewer District, 7.00%,
            9/1/99.................................................      1,280
    1,640  Wisconsin State Clean Water Revenue Bond, Series 1,
            4.50%, 6/1/99..........................................      1,648
                                                                      --------
                                                                         2,928
                                                                      --------
 Wyoming (2.0%):
    2,300  Lincoln County, PCR, Exxon Project-A, 4.05%* 11/1/14....      2,300
                                                                      --------
  Total Municipal Bonds, Notes, & Commercial Paper                     108,225
                                                                      --------

   Shares
     or
  Principal                          Security                          Amortized
   Amount                          Description                           Cost
 ----------- -------------------------------------------------------   ---------

 Investment Companies (1.0%):
   1,111,377 Municipal Cash Mutual Fund.............................   $  1,111
                                                                       --------
  Total Investment Companies                                              1,111
                                                                       --------
 Cash Equivalents (3.1%):
 $     3,567 Goldman Sachs Financial Square
              Tax Exempt............................................      3,567
                                                                       --------
  Total Cash Equivalents                                                  3,567
                                                                       --------
  Total Investments (Cost $112,903)(a)--99.4%                           112,903
                                                                       --------
  Other assets in excess of liabilities 0.6%                                667
                                                                       --------
  Total Net Assets--100.0%                                             $113,570
                                                                       ========

-------
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1998.
** Put and demand features exists allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
AMT--Alternative Minimum Tax
IDR--Industrial Development Revenue
LOC--Letter of Credit
PCR--Pollution Control Revenue

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Treasury Fund
(Amounts in Thousands) (Unaudited)

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 U.S. Treasury Notes (22.1%):
  $ 5,000  5.75%, 12/31/98.........................................   $  5,001
   10,000  6.38%, 1/15/99..........................................     10,010
    5,000  5.88%, 3/31/99..........................................      5,006
   17,500  6.25%, 3/31/99..........................................     17,555
   27,500  6.38%, 4/30/99..........................................     27,672
                                                                      --------
  Total U.S. Treasury Notes                                             65,244
                                                                      --------
 Repurchase Agreements (78.1%):
   73,640  Bank of America Securities, 5.32%, 12/1/98,
            (Collateralized by $68,930, U.S. Treasury Notes, 6.63%-
            6.88%, 6/30/01-5/15/06, market value--$74,819).........     73,640
   14,500  Dresdner Securities, 5.20%, 12/1/98, (Collateralized by
            $12,132 U.S. Treasury Bonds, 6.63%, 2/15/27, market
            value--$14,728)........................................     14,500
   73,930  Greenwich Capital, 5.30%, 12/1/98, (Collateralized by
            $146,170, U.S. Treasury Note Strips, 0.00%, 5/15/10-
            5/15/12, market value--$75,410)........................     73,930
   14,500  J.P. Morgan, 5.15%, 12/1/98, (Collateralized by $12,224,
            U.S. Treasury Bonds, 6.75%, 8/15/26, market value--
            $15,033)...............................................     14,500

 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------

 Repurchase Agreements, continued:
 $ 14,790  Lehman Brothers, 5.40%, 12/1/98, (Collateralized by
            $9,690, U.S.Treasury Bond, 12.00%, 8/15/13, market
            value--$15,082).......................................   $ 14,790
   14,500  Merrill Lynch, 5.27%, 12/1/98, (Collateralized by
            $14,650, U.S. Government Agency Securities, 3.38%,
            1/15/07, market value--$14,793).......................     14,500
   10,518  Prudential Securities, 5.10%, 12/1/98, (Collateralized
            by $7,855, U.S. Treasury Bonds, 8.13%, 8/15/19, market
            value--$10,649).......................................     10,518
   14,500  Warburg Dillon Reed, 5.20%, 12/1/98, (Collateralized by
            $$12,655, U.S. Treasury Bonds, 6.50%, 11/15/26, market
            value--$14,791).......................................     14,500
                                                                     --------
  Total Repurchase Agreements                                         230,878
                                                                     --------
  Total Investments (Cost $296,122)(a)--100.2%                        296,122
                                                                     --------
  Liabilities in excess of other assets (0.2)%                           (460)
                                                                     --------
  Total Net Assets--100.0%                                           $295,662
                                                                     ========

-------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Small Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (87.1%):
 Advertising (1.6%):
  239,225  HA-LO Industries, Inc.(b)(c)..............................   $  7,640
                                                                        --------
 Business Services (13.5%):
  216,525  Concord EFS, Inc.(b)(c)...................................      6,888
  217,700  FYI, Inc..................................................      6,858
  197,500  Hagler Bailly, Inc.(b)(c).................................      3,580
  149,850  International Telecommunications Data Systems, Inc.(b)....      3,690
  269,869  Iron Mountain, Inc.(b)....................................      7,894
   59,600  Lason, Inc.(b)(c).........................................      3,658
  174,600  Metzler Group, Inc.(b)(c).................................      7,246
  285,000  NCO Group, Inc.(b)........................................     10,509
  197,000  NOVA Corp (Georgia)(b)(c).................................      6,267
  181,700  QRS Corp.(b)..............................................      7,654
                                                                        --------
                                                                          64,244
                                                                        --------
 Computer Hardware (1.5%):
  172,000  Insight Enterprises(b)....................................      7,246
                                                                        --------
 Computer Services (0.8%):
  182,000  Pegasus Systems, Inc.(b)..................................      4,050
                                                                        --------
 Computer Software & Peripherals (14.0%):
  179,750  Apex PC Solutions, Inc.(b)................................      4,651
  227,800  Ardent Software, Inc......................................      4,043
  242,300  Aspen Technologies, Inc.(b)(c)............................      3,407
  264,000  Axnet Technologies, Inc.(b)...............................      6,882
  239,100  Datastream Systems, Inc.(b)...............................      2,421
  322,750  Deltek Systems, Inc.(b)...................................      5,688
  114,300  Engineering Animation, Inc.(b)(c).........................      4,472
   68,000  HNC Software(b)...........................................      2,244
   43,000  Infinium Software, Inc.(b)................................        271
  162,300  Macrovision Corp.(b)......................................      5,904
  156,100  New Dimension Software(c).................................      5,190
  352,000  Software AG Systems, Inc.(b)(c)...........................      6,776
  119,100  Symix Systems(b)..........................................      2,382
  168,100  Unigraphics Solutions, Inc.(b)............................      2,500
  279,350  Visio Corp.(b)............................................      9,883
                                                                        --------
                                                                          66,714
                                                                        --------
 Correctional Facilities (2.0%):
  356,000  Wackenhut Corrections Corp.(b)(c).........................      9,612
                                                                        --------
 Environmental Services (1.2%):
  186,800  Casella Waste Systems, Inc., Series A(b)..................      5,838
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued
 Financial Services (4.4%):
  220,000  Amresco, Inc.(b)..........................................   $  1,609
  157,700  DVI, Inc.(b)..............................................      2,789
  519,600  Franchise Mortgage Acceptance Co.(b)......................      5,001
  111,300  Healthcare Financial Partners, Inc.(b)(c).................      3,659
  233,250  Inspire Insurance Solutions(b)............................      7,814
                                                                        --------
                                                                          20,872
                                                                        --------
 Food Products & Services (0.5%):
  380,000  NBTY, Inc.(b).............................................      2,328
                                                                        --------
 Funeral Services (1.7%):
  323,300  Equity Corp. International(b).............................      8,365
                                                                        --------
 Health Care - Services (14.3%):
  287,100  ABR Information Services, Inc.(b)(c)......................      4,881
  445,000  American Oncology Resources, Inc.(b)......................      4,978
  188,900  Boron, Lepore & Assoc., Inc.(b)(c)........................      5,809
  263,300  Carematrix Corp.(b)(c)....................................      7,372
  278,000  Medquist, Inc.(b).........................................      8,444
  243,143  NCS HealthCare, Inc., Class A(b)(c).......................      4,924
  319,600  Orthodontic Centers of America, Inc.(b)(c)................      6,112
  203,200  Parexel International Corp.(b)............................      5,296
   21,700  Priority Healthcare Corp. Class B(b)......................        795
  240,600  Quadramed Corp.(b)(c).....................................      5,774
  430,200  Serologicals Corp.(b).....................................     12,637
   26,600  Sunrise Assisted Living, Inc.(b)(c).......................      1,147
                                                                        --------
                                                                          68,169
                                                                        --------
 Insurance (3.0%):
  462,900  Annuity and Life Re(b)....................................     11,746
  218,000  Scottish Annuity & Life Holdings(b).......................      2,752
                                                                        --------
                                                                          14,498
                                                                        --------
 Machinery & Equipment (0.3%):
   44,400  MotivePower Industries, Inc...............................      1,351
                                                                        --------
 Manufactured Housing (0.7%):
  177,550  Modtech, Inc.(b)..........................................      3,373
                                                                        --------
 Medical Equipment & Supplies (3.1%):
   84,500  Biomatrix, Inc.(b)(c).....................................      4,104
  115,500  Gliatech,Inc.(b)..........................................      2,815
  191,800  Molecular Devices Corp.(b)................................      3,428
  127,000  Sabratek Corp.(b)(c)......................................      2,143
  330,000  Scios, Inc.(b)............................................      2,496
                                                                        --------
                                                                          14,986
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Small Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Oilfield Services & Equipment (1.0%):
  274,300  Key Energy Group, Inc.(b).................................   $  1,714
  320,400  Omni Energy Services(b)...................................      3,184
                                                                        --------
                                                                           4,898
                                                                        --------
 Pharmaceuticals (2.6%):
  210,000  Jones Pharma Incorporation(c).............................      7,560
  326,000  King Pharmaceuticals, Inc.(b).............................      4,890
                                                                        --------
                                                                          12,450
                                                                        --------
 Printing & Publishing (3.4%):
  591,400  American Bank Note Holographics...........................      7,984
  142,500  Consolidated Graphics, Inc.(b)............................      8,203
                                                                        --------
                                                                          16,187
                                                                        --------
 Radio (1.0%):
  209,200  Citadel Communications(b).................................      5,021
                                                                        --------
 Rental Equipment Furniture (2.0%):
  238,000  Rental Service Corp.(b)...................................      5,043
  187,000  Renter's Choice, Inc.(b)..................................      4,511
                                                                        --------
                                                                           9,554
                                                                        --------
 Resorts & Entertainment (1.1%):
  385,800  Vistana, Inc.(b)..........................................      5,449
                                                                        --------
 Retail Stores (1.6%):
  234,600  Fred's, Inc...............................................      3,299
  176,000  The Men's Wearhouse, Inc.(b)..............................      4,455
                                                                        --------
                                                                           7,754
                                                                        --------
 Semiconductors (0.6%):
   81,100  ATMI, Inc.(b).............................................      1,551
   72,200  Photronics, Inc.(b)(c)....................................      1,444
                                                                        --------
                                                                           2,995
                                                                        --------
 Technology (4.2%):
  130,000  Aeroflex, Inc.(b).........................................      1,779
  121,625  Maxwell Technologies, Inc.................................      3,238
  237,000  Mercury Computer Systems, Inc.(b).........................      5,273
  131,900  Sanmina Corp.(b)(c).......................................      6,571
  156,500  SDL, Inc.(b)..............................................      3,492
                                                                        --------
                                                                          20,353
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Telecommunication - Services & Equipment (5.2%):
    176,200 Dycom(b).................................................   $  6,927
    154,926 Genesys Telecomm Labs, Inc.(b)(c)........................      4,444
    252,350 Pacific Gateway Exchange, Inc.(b)(c).....................     11,293
    102,600 World Access, Inc.(b)(c).................................      2,084
                                                                        --------
                                                                          24,748
                                                                        --------
 Wholesale Distribution (1.8%):
    589,324 Brightpoint, Inc. (b)(c).................................      8,840
                                                                        --------
  Total Common Stocks                                                    417,535
                                                                        --------
 Foreign Common Stocks (0.0%):
 Israel (0.0%):
 Computer Software (0.0%):
     10,700 MEMCO Software, Inc.(b)(c)...............................        142
                                                                        --------
  Total Foreign Common Stocks                                                142
                                                                        --------
 Government Obligations (8.6%):
 Federal Home Loan Mortgage Corp. (8.6%):
     41,000 4.72%, 12/2/98...........................................     40,989
                                                                        --------
 Total Government Obligations                                             40,989
                                                                        --------
 Cash Equivalents (3.7%):
 17,566,047 Goldman Sachs Financial
             Square Premium..........................................     17,566
                                                                        --------
  Total Cash Equivalents                                                  17,566
                                                                        --------
 Short Term Securities held as Collateral (22.4%):
 Certificate of Deposit (3.1%):
     15,000 Bank Brussels Lambert FYCD,
             5.24%, 2/16/99..........................................     15,003
                                                                        --------
 Commercial Paper (4.2%):
     20,000 Kaiser Foundation Hospital, 5.65%, 12/1/98...............     19,997
                                                                        --------
 Floating Rate Note (12.5%):
     25,000 Bankers Trust Corp., 4.99%, 8/6/99.......................     24,997
     10,000 Merrill Lynch, 5.01%, 9/29/99............................     10,000
     10,000 Merrill Lynch, 5.02%, 10/4/99............................     10,000
     15,000 Sigma Finance Inc., 4.91%, 9/15/99.......................     15,000
                                                                        --------
                                                                          59,997
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Small Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                        Security                           Market
  Amount                         Description                          Value
 --------- ------------------------------------------------------   ---------

 Short Term Securities held as Collateral, continued:
 Repurchase Agreements (2.6%):
  $12,300  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98,
            (See Significant Accounting Policies, Lending
            Portfolio Securities in the Notes to Financial
            Statements for collateral description)...............   $  12,300
                                                                    ---------
  Total Short Term Securities Held As Collateral                      107,297
                                                                    ---------
  Total Investments (Cost $526,244)(a)--121.8%                        583,529
  Liabilities in excess of other assets (21.8)%                      (104,350)
                                                                    ---------
  Total Net Assets--100.0%                                          $ 479,179
                                                                    =========

-------

                                Open Futures Contracts
                          ----------------------------------
                          Number of Contracts Contract Value Expiration Date Unrealized Gain/Loss
                          ------------------- -------------- --------------- --------------------
Russell 2000 Stock Index
 Futures                          188            $33,029        12/18/98            $4,291

The aggregate market value of cash pledged to cover margin requirements for open futures positions at November 30, 1998 was $1,692.
-------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation..................................... $ 90,798
          Unrealized depreciation.....................................  (33,513)
                                                                       --------
          Net unrealized appreciation................................. $ 57,285
                                                                       ========

(b) Represents non-income producing securities.
(c) All or part of the security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Mid Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks (92.1%):
 Air Transportation (0.8%):
  126,200  Comair Holdings, Inc. ...................................   $   3,865
                                                                       ---------
 Automotive (0.3%):
   33,200  Harley-Davidson, Inc. ...................................       1,388
                                                                       ---------
 Banking (6.6%):
   92,300  AmSouth Bancorporation...................................       3,900
  237,600  First Tennessee National Corp.(c)........................       7,960
   67,800  Marshall & Ilsley Corp. .................................       3,454
  184,200  Old Kent Financial Corp. ................................       7,921
  137,700  SouthTrust Corp. ........................................       5,060
  101,900  Zions Bancorporation.....................................       5,146
                                                                       ---------
                                                                          33,441
                                                                       ---------
 Broadcasting & Publishing (3.7%):
  119,900  Cablevision Systems(b)(c)................................       4,961
  300,800  CanWest Global Communications Corp. .....................       3,722
  210,600  Clear Channel Communications, Inc .......................       9,846
                                                                       ---------
                                                                          18,529
                                                                       ---------
 Business Services (8.3%):
  215,000  Cintas Corp.(c)..........................................      11,826
   86,000  Metzler Group, Inc.(b)...................................       3,569
  212,512  Paychex, Inc. ...........................................      10,572
  112,700  Robert Half International, Inc. .........................       5,297
  334,400  SunGard Data Systems, Inc.(b)(c).........................      10,701
                                                                       ---------
                                                                          41,965
                                                                       ---------
 Commercial Services (0.7%):
  120,000  Central Parking Corp.(c).................................       3,525
                                                                       ---------
 Computer Hardware (2.2%):
  130,100  Apple Computer(b)(c).....................................       4,155
   88,800  Lexmark International Group(b)...........................       6,782
                                                                       ---------
                                                                          10,937
                                                                       ---------
 Computer Software & Peripherals (5.3%):
   55,000  BMC Software, Inc.(b)(c).................................       2,808
   75,000  Citrix Systems, Inc.(b)(c)...............................       6,225
   69,900  Network Appliance, Inc.(b)...............................       5,251
  163,350  VERITAS Software Corp.(b)(c).............................       9,760
   58,500  Wind River System, Inc.(b)(c)............................       2,728
                                                                       ---------
                                                                          26,772
                                                                       ---------
 Data Processing & Reproduction (3.5%):
  206,475  Fiserv, Inc.(b)..........................................       9,123
  240,600  Sterling Commerce, Inc.(b)(c)............................       8,722
                                                                       ---------
                                                                          17,845
                                                                       ---------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks, continued:
 Diversified Operations (0.0%):
       41  Tyco International Ltd. .................................   $       3
                                                                       ---------
 Educational Services (3.2%):
  201,350  Apollo Group, Inc.(b)(c).................................       6,494
  332,475  Sylvan Learning Systems, Inc.(b)(c)......................       9,662
                                                                       ---------
                                                                          16,156
                                                                       ---------
 Electrical & Electronic (4.6%):
  108,800  Jabil Circuit, Inc.(b)...................................       6,310
  226,200  Sanmina Corp.(b)(c)......................................      11,268
   90,200  Solectron Corp.(b)(c)....................................       5,970
                                                                       ---------
                                                                          23,548
                                                                       ---------
 Environmental Services (1.2%):
  289,100  Allied Waste Industries..................................       5,890
                                                                       ---------
 Financial Services (4.6%):
  382,725  Concord EFS, Inc.(b)(c)..................................      12,176
  213,800  Finova Group, Inc. ......................................      11,291
                                                                       ---------
                                                                          23,467
                                                                       ---------
 Funeral Services (2.7%):
  137,800  Service Corp. International(c)...........................       5,150
  375,100  Stewart Enterprises(c)...................................       8,370
                                                                       ---------
                                                                          13,520
                                                                       ---------
 Health Care - Services (5.4%):
  164,300  HCR Manor Care, Inc.(b)..................................       5,217
  412,030  Health Management Associates, Inc.(b)....................       8,935
   87,900  Medquist, Inc.(b)........................................       2,670
  166,000  Omnicare, Inc.(c)........................................       4,752
  112,100  Quintiles Transnational Corp.(b)(c)......................       5,591
                                                                       ---------
                                                                          27,165
                                                                       ---------
 Industrial Goods & Services (0.9%):
  154,800  Ecolab, Inc. ............................................       4,789
                                                                       ---------
 Industrial Supplies (1.2%):
  247,200  MSC Industrial Direct Co., Inc. .........................       5,886
                                                                       ---------
 Insurance (2.4%):
  130,000  Nationwide Financial Services, Inc. .....................       6,256
   74,800  SunAmerica, Inc..........................................       5,928
                                                                       ---------
                                                                          12,184
                                                                       ---------
 Manufacturing - Consumer Goods (0.7%):
   77,150  Newell Co.(c)............................................       3,414
                                                                       ---------
 Medical Equipment & Supplies (0.9%):
  131,600  Henry Schein, Inc.(b)(c).................................       4,672
                                                                       ---------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Mid Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks, continued:
 Medical - Hospital Services (1.1%):
  214,000  Total Renal Care Holdings, Inc.(b)(c)....................   $   5,684
                                                                       ---------
 Pharmaceuticals (6.1%):
   53,500  Biogen...................................................       4,059
  231,100  Forest Laboratories(b)...................................      10,776
  179,800  Mylan Laboratories(c)....................................       5,967
  189,700  Watson Pharmaceutical, Inc.(b)...........................      10,220
                                                                       ---------
                                                                          31,022
                                                                       ---------
 Retail Stores (8.9%):
  140,500  Best Buy Company, Inc.(c)................................       8,096
  547,400  Family Dollar Stores.....................................      10,982
  285,900  Linens 'N Things, Inc.(b)................................       8,756
  382,300  Office Depot, Inc.(b)(c).................................      12,426
  150,300  Ross Stores, Inc.(c).....................................       5,467
                                                                       ---------
                                                                          45,727
                                                                       ---------
 Semiconductors (2.7%):
   50,000  Altera Corp..............................................       2,453
  221,600  Vitesse Semiconductor Corp.(b)(c)........................       7,894
   65,000  Xilinx, Inc.(b)..........................................       3,299
                                                                       ---------
                                                                          13,646
                                                                       ---------
 Technology (4.9%):
   91,500  American Power Conversion................................       3,786
  135,200  Gemstar International Group Ltd.(b)(c)...................       8,213
  110,600  Symbol Technologies, Inc. ...............................       5,392
  138,600  Uniphase Corp.(b)(c).....................................       7,510
                                                                       ---------
                                                                          24,901
                                                                       ---------
 Telecommunications - Services & Equipment (6.2%):
  195,000  Century Telephone Enterprises, Inc. .....................      11,115
  125,200  Comverse Technology, Inc.(b)(c)..........................       7,199
  156,100  McLeod USA, Inc.(b)(c)...................................       4,829
  205,800  Qwest Communications International, Inc.(b)..............       8,232
                                                                       ---------
                                                                          31,375
                                                                       ---------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks continued:
 Wholesale Distribution (1.0%):
  335,200  Brightpoint, Inc.(b).....................................   $   5,028
                                                                       ---------
 Wholesale Distribution - Pharmaceuticals (2.0%):
   78,200  Allegiance Corp. ........................................       3,152
  102,937  Cardinal Health, Inc.(c).................................       7,064
                                                                       ---------
                                                                          10,216
                                                                       ---------
  Total Common Stocks                                                    466,560
                                                                       ---------
 Government Agencies (4.3%):
 Federal Home Loan Mortgage Corp. (4.3%):
 $ 22,000  4.72%, 12/2/98...........................................      21,994
                                                                       ---------
  Total Government Agencies                                               21,994
                                                                       ---------
 Cash Equivalents (4.6%):
   23,364  Goldman Sachs Financial
            Square Premium..........................................      23,364
                                                                       ---------
  Total Cash Equivalents                                                  23,364
                                                                       ---------
 Short Term Securities Held as Collateral (26.9%):
 Certificate of Deposit (2.0%):
 $ 10,000  Bank Brussels Lambert FYCD, 5.24%, 2/16/99...............      10,002
                                                                       ---------
 Commercial Paper (2.9%):
   15,000  Sheffield Receivables Corp., 5.29%, 12/7/98..............      14,897
                                                                       ---------
 Floating Rate Note (15.8%):
   20,000  Chrysler Financial Corp., 5.21%, 2/10/99.................      20,003
   15,000  Household CCMT ABT 96 Series A4, 5.28%, 1/15/99..........      15,000
   10,000  Merrill Lynch, 5.01%, 9/29/99............................      10,000
   10,000  Merrill Lynch, 5.02%, 10/4/99............................      10,000
   15,000  Sigma Finance Inc., 4.91%, 9/15/99.......................      15,000
   10,000  Strategic Money Market Trust Notes, 5.28%, 3/5/99........      10,000
                                                                       ---------
                                                                          80,003
                                                                       ---------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Mid Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                        Security                           Market
  Amount                         Description                          Value
 --------- ------------------------------------------------------   ---------

 Short Term Securities Held as Collateral, continued:
 Repurchase Agreements (6.2%):
 $ 31,312  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98,
            (See Significant Accounting Policies, Lending
            Portfolio Securities in the Notes to Financial
            Statements for collateral description)...............   $  31,312
                                                                    ---------
  Total Short Term Securities Held As Collateral                      136,214
                                                                    ---------
  Total Investments (Cost $541,779)(a)--127.9%                        648,132
  Liabilities in excess of other assets (27.9)%                      (141,220)
                                                                    ---------
  Total Assets--100.0%                                              $ 506,912
                                                                    =========

-------

                               Open Futures Contracts
                         ----------------------------------
                         Number of Contracts Contract Value Expiration Date Unrealized Gain/Loss
                         ------------------- -------------- --------------- --------------------
Standard & Poor Mid 400
 Stock Index Futures             196            $29,269        12/18/98            $5,006

The aggregate market value of cash pledged to cover margin requirements for open futures positions at November 30, 1998 was $1,568.

-------

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1998.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation..................................... $121,729
          Unrealized depreciation.....................................  (15,379)
                                                                       --------
          Net unrealized appreciation................................. $106,350
                                                                       ========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Large Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks (97.7%):
 Banking (1.3%):
   78,100  State Street Corp.(c)....................................   $   5,360
                                                                       ---------
 Broadcasting/Cable (0.4%):
   19,000  Clear Channel Communications, Inc. ......................         888
   20,000  Comcast Corporation--Class A.............................         973
                                                                       ---------
                                                                           1,861
                                                                       ---------
 Business Services (1.7%):
   67,100  Automatic Data Processing, Inc. .........................       5,167
   30,000  Ceridian Corp.(c)........................................       1,952
                                                                       ---------
                                                                           7,119
                                                                       ---------
 Chemicals (1.1%):
  102,300  Monsanto Co. ............................................       4,635
                                                                       ---------
 Computer Hardware (3.9%):
   65,800  Dell Computer Corp.(b)...................................       4,001
   87,800  EMC Corp.(c).............................................       6,365
   13,900  IBM......................................................       2,294
   55,600  Sun Microsystems, Inc.(b)(c).............................       4,118
                                                                       ---------
                                                                          16,778
                                                                       ---------
 Computer Software & Peripherals (7.4%):
   36,800  America Online, Inc.(b)(c)...............................       3,222
   95,400  BMC Software, Inc.(b)(c).................................       4,871
  102,600  Cadence Design Systems, Inc.(b)(c).......................       2,886
  164,200  HBO & Company............................................       4,095
  119,600  Microsoft, Inc.(b).......................................      14,592
   89,600  PeopleSoft, Inc.(b)......................................       1,842
                                                                       ---------
                                                                          31,508
                                                                       ---------
 Consumer Goods & Services (5.6%):
   71,800  Clorox Co.(c)............................................       7,974
   65,200  Gillette Co. ............................................       2,995
   60,500  Phillip Morris Companies, Inc. ..........................       3,384
  108,200  Procter & Gamble Co. ....................................       9,482
                                                                       ---------
                                                                          23,835
                                                                       ---------
 Diversified Operations (1.7%):
  107,800  Tyco International Ltd. .................................       7,095
                                                                       ---------
 Electrical & Electronic (3.5%):
   84,500  Emerson Electric Co. ....................................       5,493
  103,900  General Electric Co. ....................................       9,402
                                                                       ---------
                                                                          14,895
                                                                       ---------
 Environmental Services (1.2%):
  120,000  Waste Management, Inc. ..................................       5,145
                                                                       ---------
 Financial Services (8.8%):
   78,200  American Express Co.(c)..................................       7,825
   99,700  Associates First Capital Corp. ..........................       7,764

 Shares or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks, continued:
 Financial Services, continued:
  123,200  Freddie Mac..............................................   $   7,454
  139,500  Household International, Inc. ...........................       5,458
  361,912  MBNA Corp. ..............................................       8,210
   26,800  Newcourt Credit Group, Inc. .............................         948
                                                                       ---------
                                                                          37,659
                                                                       ---------
 Food & Beverage (1.2%):
   71,300  The Coca-Cola Co. .......................................       4,995
                                                                       ---------
 Food Products & Services (3.7%):
  105,400  Bestfoods................................................       6,126
  186,600  Safeway, Inc.(b)(c)......................................       9,855
                                                                       ---------
                                                                          15,981
                                                                       ---------
 Funeral Services (0.6%):
   71,500  Service Corp. International(c)...........................       2,672
                                                                       ---------
 Health Care - Services (0.4%):
  118,900  HEALTHSOUTH Corp.(b).....................................       1,598
                                                                       ---------
 Hotels & Lodging (1.0%):
  142,600  Marriott International, Inc. Class A.....................       4,189
                                                                       ---------
 Industrial Goods & Services (1.2%):
   46,800  United Technologies Corp. ...............................       5,016
                                                                       ---------
 Insurance (4.4%):
  104,000  American International Group, Inc.(c)....................       9,776
   57,100  Conseco, Inc. ...........................................       1,891
  112,150  Marsh & McLennan Cos., Inc. .............................       6,526
   10,250  SunAmerica, Inc. ........................................         812
                                                                       ---------
                                                                          19,005
                                                                       ---------
 Medical Equipment & Supplies (2.0%):
   41,000  Guidant Corp. ...........................................       3,518
   73,800  Medtronic, Inc. .........................................       4,996
                                                                       ---------
                                                                           8,514
                                                                       ---------
 Office Equipment & Services (2.5%):
   49,300  Hewlett-Packard Co. .....................................       3,094
   39,100  Pitney Bowes, Inc. ......................................       2,190
   48,400  Xerox Corp.(c)...........................................       5,202
                                                                       ---------
                                                                          10,486
                                                                       ---------
 Oil & Gas (0.4%):
   41,200  Schlumberger Ltd. .......................................       1,841
                                                                       ---------
 Pharmaceuticals (11.3%):
   20,000  Bristol Myers Squibb Co. ................................       2,451
  128,800  Eli Lilly & Co. .........................................      11,552
   50,200  Johnson & Johnson........................................       4,079
   10,000  Merck & Co., Inc. .......................................       1,549
  126,200  Pfizer, Inc. ............................................      14,086

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Large Capitalization Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                          Security                            Market
  Amount                          Description                            Value
 --------- ---------------------------------------------------------   ---------

 Common Stocks, continued:
 Pharmaceuticals, continued
   20,000  Schering Plough Corp. ...................................   $   2,128
  171,000  Warner-Lambert Co.(c)....................................      12,911
                                                                       ---------
                                                                          48,756
                                                                       ---------
 Resorts & Entertainment (3.6%):
  202,200  Carnival Cruise Lines....................................       6,976
   81,000  Time Warner Inc. ........................................       8,566
                                                                       ---------
                                                                          15,542
                                                                       ---------
 Retail Stores (10.4%):
  128,000  CVS Corp. ...............................................       6,320
  249,300  Home Depot, Inc. ........................................      12,403
  225,000  Lowe's Cos.(c)...........................................       9,506
   91,300  Wal-Mart.................................................       6,876
  184,900  Walgreen Co.(c)..........................................       9,927
                                                                       ---------
                                                                          45,032
                                                                       ---------
 Semiconductors (2.6%):
   76,900  Intel Corp. .............................................       8,277
   39,600  Texas Instruments(c).....................................       3,024
                                                                       ---------
                                                                          11,301
                                                                       ---------
 Telecommunications - Services & Equipment (13.9%):
  122,800  AirTouch Communications, Inc.(b)(c)......................       7,023
   44,978  AT&T Corp. ..............................................       2,803
   50,000  Bell South...............................................       4,363
  220,475  Cisco Systems, Inc.(b)...................................      16,617
  150,400  Lucent Technologies, Inc. ...............................      12,943
  122,100  MCI WorldCom, Inc. ......................................       7,204
   97,100  Nextel Communications, Inc., Series A(b)(c)..............       2,088
   90,000  SBC Communications, Inc. ................................       4,314
   45,900  Tellabs, Inc.(b).........................................       2,481
                                                                       ---------
                                                                          59,836
                                                                       ---------

 Shares or
 Principal                         Security                           Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ---------

 Common Stocks, continued:
 Wholesale Distribution - Pharmaceuticals (1.9%):
  116,025  Cardinal Health, Inc.(c)...............................   $   7,962
                                                                     ---------
  Total Common Stocks                                                  418,616
                                                                     ---------
 Cash Equivalents (2.2%):
 $  9,282  Goldman Sachs Financial
            Square Premium........................................       9,282
                                                                     ---------
  Total Cash Equivalents                                                 9,282
                                                                     ---------
 Short Term Securities as Collateral (16.8%):
 Commercial Paper (3.7%):
   16,000  Kaiser Foundation Hospital,
            5.65%, 12/1/98........................................      15,998
                                                                     ---------
 Floating Rate Note (8.8%):
    5,000  Household CCMT ABT 96 Series A4, 5.28%, 1/15/99........       5,000
   15,000  Merrill Lynch, 5.01%, 9/29/99..........................      15,001
   10,000  Sigma Finance Inc., 4.91%, 9/15/99.....................      10,000
    7,500  Strategic Money Market Trust Notes, 5.28%, 3/5/99......       7,499
                                                                     ---------
                                                                        37,500
                                                                     ---------
 Repurchase Agreements (4.3%):
   18,220  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98,
            (See Significant Accounting Policies, Lending
            Portfolio Securities in the Notes to Financial
            Statements for collateral description)................      18,220
                                                                     ---------
  Total Short Term Securities Held as Collateral                        71,718
                                                                     ---------
  Total Investments (Cost $317,271)(a)--116.7%                         499,616
  Liabilities in excess of other assets (16.7)%                        (71,645)
                                                                     ---------
  Total Net Assets--100.0%                                           $ 427,971
                                                                     =========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation..................................... $187,554
          Unrealized depreciation.....................................   (5,209)
                                                                       --------
          Net unrealized appreciation................................. $182,345
                                                                       ========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
International Discovery Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks (93.7%):
 Australia (2.2%):
 Banking (1.1%):
    300,000 National Australia Bank Ltd..............................   $  4,493
                                                                        --------
 Real Estate (1.1%):
    185,000 Lend Lease Corp. Ltd.....................................      4,520
                                                                        --------
                                                                           9,013
                                                                        --------
 Belgium (3.0%):
 Electronic Components/Instruments (0.9%):
     13,000 Barco NV.................................................      3,491
                                                                        --------
 Retail Stores/Catalog (2.1%):
     11,000 Colruyt NV...............................................      8,584
                                                                        --------
                                                                          12,075
                                                                        --------
 Canada (0.8%):
 Aerospace/Defense (0.8%):
    240,000 Bombardier, Inc., Class B................................      3,130
                                                                        --------
 Chile (0.0%):
 Telecommunications (0.0%):
         25 Cia de Telecomunicaciones de Chile SA, ADR...............          1
                                                                        --------
 Denmark (0.8%):
 Telecommunications - Services & Equipment (0.8%):
     28,000 Tele Danmark A/S, Class B................................      3,136
                                                                        --------
 Finland (4.2%):
 Commercial Services (1.4%):
    150,000 TT Tieto Oy-B Shares.....................................      5,455
                                                                        --------
 Telecommunications - Services & Equipment (2.8%):
    116,400 Nokia AB, Class A, ADR...................................     11,408
                                                                        --------
                                                                          16,863
                                                                        --------
 France (12.8%):
 Broadcasting & Publishing (1.4%):
     32,000 Television Francaise.....................................      5,614
                                                                        --------
 Commercial Services (3.0%):
     53,400 Altran Technologies......................................     12,439
                                                                        --------
 Energy (0.9%):
     28,000 Total SA, Class B........................................      3,481
                                                                        --------
 Industrial Goods & Services (0.5%):
     11,800 L'Air Liquide............................................      2,012
                                                                        --------
 Insurance (1.7%):
     54,000 AXA......................................................      6,999
                                                                        --------
 Machinery & Equipment (1.9%):
    100,000 Sidel SA.................................................      7,600
                                                                        --------
 Medical Equipment & Supplies (1.3%):
     13,000 Essilor International....................................      5,077
                                                                        --------
 Retail Stores/Catalog (2.1%):
     48,500 Pinault-Printemps-Redoute SA.............................      8,295
                                                                        --------
                                                                          51,517
                                                                        --------

 Shares or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Germany (8.7%):
 Banking (2.8%):
     90,000 BHF Bank AG..............................................   $  3,566
     92,000 Deutsche Pfandbrief-Und Hypothekenbank AG................      7,619
                                                                        --------
                                                                          11,185
                                                                        --------
 Diversified Operations (2.0%):
    113,000 Siemens AG...............................................      7,886
                                                                        --------
 Insurance (1.4%):
     16,000 Allianz AG...............................................      5,777
                                                                        --------
 Telecommunications (2.5%):
     91,900 Mannesmann AG............................................      9,974
                                                                        --------
                                                                          34,822
                                                                        --------
 Hong Kong (1.2%):
 Electrical & Electronic (0.7%):
  1,286,000 Johnson Electric Holdings Ltd............................      2,873
                                                                        --------
 Utilities - Eletrical & Gas (0.5%):
  1,560,724 Hong Kong & China Gas Co. Ltd............................      2,076
                                                                        --------
                                                                           4,949
                                                                        --------
 Ireland (0.9%):
 Banking (0.9%):
    165,000 Bank of Ireland..........................................      3,427
                                                                        --------
 Italy (2.4%):
 Jewelry (1.2%):
    887,200 Bulgari SpA..............................................      4,875
                                                                        --------
 Telecommunications - Services & Equipment (1.2%):
    750,000 Telecom Italia Mobile SpA................................      4,928
                                                                        --------
                                                                           9,803
                                                                        --------
 Japan (13.6%):
 Computer Hardware (1.3%):
     62,000 TDK Corp.................................................      5,150
                                                                        --------
 Consumer Electronics (0.7%):
     36,000 Sony Corp................................................      2,639
                                                                        --------
 Electronic Components/Instruments (1.1%):
    135,000 Fanuc Co. Ltd............................................      4,283
                                                                        --------
 Industrial Goods & Services (1.0%):
    175,000 Bridgestone Corporation..................................      4,100
                                                                        --------
 Insurance (0.7%):
    257,000 Tokio Marine & Fire Insurance Co. Ltd....................      2,906
                                                                        --------
 Manufacturing--Consumer Goods (3.0%):
    318,000 Canon, Inc...............................................      7,037
    130,000 Fuji Photo Film Ltd......................................      4,865
                                                                        --------
                                                                          11,902
                                                                        --------
 Pharmaceuticals (4.4%):
    233,000 Sankyo Co. Ltd...........................................      5,308
    376,000 Takeda Chemical Industries...............................     12,694
                                                                        --------
                                                                          18,002
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
International Discovery Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Japan, continued:
 Retail Food & Drug (1.4%):
    143,000 Matsumotokiyoshi.........................................   $  5,514
                                                                        --------
                                                                          54,496
                                                                        --------
 Netherlands (7.8%):
 Broadcasting & Publishing (2.4%):
     51,243 Wolters Kluwer NV........................................      9,798
                                                                        --------
 Commercial Services (1.4%):
    125,364 Getronics NV.............................................      5,497
                                                                        --------
 Consumer Goods & Services (1.4%):
     75,000 Unilever NV..............................................      5,798
                                                                        --------
 Insurance (0.6%):
     40,000 ING Groep NV.............................................      2,297
                                                                        --------
 Office Equipment & Services (2.0%):
    226,135 Oce NV...................................................      7,970
                                                                        --------
                                                                          31,360
                                                                        --------
 Portugal (2.0%):
 Telecommunications (2.0%):
    183,000 Portugal Telecom SA......................................      8,063
                                                                        --------
 Spain (4.9%):
 Apparel/Shoes (1.0%):
    150,000 Cortefiel SA.............................................      3,910
                                                                        --------
 Beverages & Tobacco (1.4%):
    225,000 Tabacalera SA (b)........................................      5,582
                                                                        --------
 Gas & Electric Utility (1.3%):
    198,000 Endesa SA................................................      5,181
                                                                        --------
 Telecommunications (1.2%):
    104,000 Telefonica SA (b)........................................      4,901
                                                                        --------
                                                                          19,574
                                                                        --------
 Sweden (0.5%):
 Metals (0.5%):
     55,000 Assa Abloy AB, Class B...................................      2,203
                                                                        --------
 Switzerland (8.6%):
 Food Products & Services (2.8%):
      5,430 Nestle SA................................................     11,317
                                                                        --------
 Insurance (1.9%):
      3,000 Swiss Reinsurance Co.....................................      7,606
                                                                        --------
 Pharmaceuticals (3.9%):
      3,350 Novartis AG..............................................      6,308
        779 Roche Holdings AG........................................      9,181
                                                                        --------
                                                                          15,489
                                                                        --------
                                                                          34,412
                                                                        --------

 Shares or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 United Kingdom (15.4%):
 Aerospace/Defense (3.1%):
    886,392 British Aerospace PLC....................................   $  7,680
    324,500 Cobham PLC...............................................      4,553
                                                                        --------
                                                                          12,233
                                                                        --------
 Banking (1.4%):
    280,000 Abbey National PLC.......................................      5,662
                                                                        --------
 Commercial Services (2.3%):
  1,214,285 Logica PLC (b)...........................................      8,819
                                                                        --------
 Diversified Operations (1.2%):
    321,400 Bodycote International...................................      4,721
                                                                        --------
 Electric Utility (1.3%):
    660,000 National Grid Group PLC..................................      5,232
                                                                        --------
 Energy (1.3%):
    344,000 British Petroleum Co. PLC................................      5,366
                                                                        --------
 Engineering (1.2%):
  1,332,000 Siebe PLC................................................      4,787
                                                                        --------
 Food Products & Services (1.6%):
    615,000 Compass Group PLC........................................      6,583
                                                                        --------
 Pharmaceuticals (2.0%):
    250,000 Glaxo Wellcome PLC.......................................      7,911
                                                                        --------
                                                                          61,314
                                                                        --------
 United States (3.9%):
 Diversified Operations (1.2%):
     72,000 Tyco International Ltd...................................      4,739
                                                                        --------
 Oil & Gas Exploration, Production & Services (1.0%):
     82,000 Royal Dutch Petroleum, NY Shares.........................      3,854
                                                                        --------
 Pharmaceuticals (1.7%):
    135,000 Pharmacia & Upjohn, Inc..................................      7,028
                                                                        --------
                                                                          15,621
                                                                        --------
  Total Common Stocks                                                    375,779
                                                                        --------
 Preferred Stocks (2.0%):
 Germany (2.0%):
 Business Services (2.0%):
     15,400 SAP AG...................................................      8,043
                                                                        --------
  Total Preferred Stocks                                                   8,043
                                                                        --------
 Cash Equivalents (3.9%):
   $ 15,731 Goldman Sachs Financial Square Premium...................     15,731
                                                                        --------
  Total Cash Equivalents                                                  15,731
                                                                        --------
  Total Investments (Cost $298,191) (a)--99.6%                           399,553
                                                                        --------
  Other assets in excess of liabilities 0.4%                               1,806
                                                                        --------
  Total Net Assets--100.0%                                              $401,359
                                                                        ========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation..................................... $106,953
          Unrealized depreciation.....................................   (5,591)
                                                                       --------
          Net unrealized appreciation................................. $101,362
                                                                       ========

(b) Represents non-income producing securities.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Limited Maturity Bond Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 U.S. Treasury Notes (21.9%):
  $ 1,950  5.75%, 11/15/00(b).......................................   $  1,992
   13,410  6.50%, 8/31/01(b)........................................     14,052
   21,800  5.75%, 8/15/03...........................................     22,792
                                                                       --------
  Total U.S. Treasury Notes                                              38,836
                                                                       --------
 Government Obligations (5.6%):
 Federal National Mortgage Assoc. (5.6%):
   10,000  5.00%, 11/18/20..........................................      9,885
                                                                       --------
  Total Government Obligations                                            9,885
                                                                       --------
 Corporate Bonds (30.6%):
 Euro Dollar (8.0%):
    3,750  British Gas & Finance, 8.38%, 9/8/99.....................      3,827
    5,000  National Power Co. PLC, 7.12%, 7/11/01...................      5,171
    5,000  SNCB Belgium Rail, 8.25%, 2/2/00.........................      5,186
                                                                       --------
                                                                         14,184
                                                                       --------
 Financial Services (11.5%):
    5,000  AT&T Capital Corp., 6.41%, 8/13/99.......................      5,016
    4,000  ERAC USA Finance Co, 7.00%, 6/15/00......................      4,090
    5,000  Lehman Brothers Holdings, 6.89%, 10/10/00................      5,055
    5,000  Main Place Real Estate Investment, 5.65%, 3/25/00........      4,980
    1,000  Wachovia Bank, 6.70%, 4/14/99............................      1,005
                                                                       --------
                                                                         20,146
                                                                       --------
 Industrial Goods & Services (6.6%):
    2,975  Computer Assoc. International, 6.25%, 4/15/03............      2,968
    4,700  Ingersoll-Rand, 6.34%, 12/3/01...........................      4,858
    3,880  Xerox Corp., 5.56%, 10/23/01.............................      3,880
                                                                       --------
                                                                         11,706
                                                                       --------
 Industrials (1.7%):
    3,000  Occidental Petroleum, 6.02%, 11/24/99....................      3,015
                                                                       --------
 Telecommunications (2.8%):
    5,000  US West Communications, 6.13%, 11/21/00..................      5,050
                                                                       --------
  Total Corporate Bonds                                                  54,101
                                                                       --------
 Asset Backed Securities (26.7%):
    7,443  Amresco Snimt, 7.55%, 6/26/97............................      7,467
    4,000  Case Credit, 6.12%, 8/1/01...............................      3,960
    3,800  Champion Home Equity Loan Trust, Series 1997-2, Class A2,
            6.49%, 1/25/13..........................................      3,847
   15,000  Champion Home Equity Loan Trust, Series 1998-1, Class A2,
            8.12%, 9/25/01..........................................      3,038
    5,000  Copelco Capital Funding Corp, Series 1997-A, Class A4,
            6.47%, 4/20/05..........................................      5,141
    3,000  EQCC Home Equity Loan Trust, 1998-1, A3f, 6.23%,.........      3,014

 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Asset Backed Securities, continued:
  $ 2,880  GE Capital Mortgage Services, Inc., Series 1997-He4,
            Class A4, 6.77%, 4/25/15...............................   $  2,934
    6,040  General Electric Corp., Series A3, 6.18%, 6/25/15.......      6,050
    3,074  Green Tree Financial Corp., 6.55%, 7/15/28..............      3,121
      957  Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09..        964
    6,874  ICON Financial Corp., 6.19%, 9/15/06....................      6,896
       53  Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08..........         54
      525  Lehman Mortgage Trust, 8.00%, 3/20/99, Series 91-92,....        526
      300  Structured Asset Securities Co., 7.50%, 8/25/26.........        301
                                                                      --------
  Total Asset Backed Securities                                         47,313
                                                                      --------
 Mortgage Backed Securities (7.6%):
    1,100  Residential Accredit Loans, Inc., Series 1998-Qs14,
            Class A2, 6.50%, 10/25/28..............................      1,095
    5,816  Residential Asset Securitization Trust, Series 1997-A1,
            Class A1, 7.00%, 3/25/27...............................      5,815
    2,300  SAL, Series 1998-Nc7, Class A3, 6.70%, 12/22/03.........      2,300
    4,150  Saxon Asset Securities Trust, Series 1997-1, Class Af3,
            7.38%, 11/25/23........................................      4,281
                                                                      --------
  Total Mortgage Backed Securities                                      13,491
                                                                      --------
 Floating Rate Notes (3.8%):
    5,000  AT&T Universal Credit Card Master Trust, 5.78%*,
            4/19/04................................................      5,000
    1,765  HFC Home Equity Loan, 6.01%*, 10/20/07..................      1,776
                                                                      --------
  Total Floating Rate Notes                                              6,776
                                                                      --------
 Cash Equivalents (1.7%):
    3,039  Goldman Sachs Financial Square Premium..................      3,039
                                                                      --------
  Total Cash Equivalents                                                 3,039
                                                                      --------
 Short Term Securities Held as Collateral (20.8%):
 Repurchase Agreements (20.8%):
   36,903  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................     36,903
                                                                      --------
  Total Short Term Securities Held as Collateral                        36,903
                                                                      --------
  Total Investments (Cost $209,620) (a)--118.7%                        210,344
                                                                      --------
  Liabilities in excess of other assets (18.7)%                        (33,112)
                                                                      --------
  Total Net Assets--100.0%                                            $177,232
                                                                      ========

-------
* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on November 30, 1998.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation....................................... $1,185
          Unrealized depreciation.......................................   (461)
                                                                         ------
          Net unrealized appreciation................................... $  724
                                                                         ======

(b) All or a portion of this security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Intermediate Government Obligations Fund
(Amounts in Thousands) (Unaudited)

 Principal                           Security                            Market
  Amount                           Description                           Value
 --------- -----------------------------------------------------------  --------

 U.S. Government Agency Bonds (26.3%):
 Federal Home Loan Bank (8.7%):
  $10,000  5.63%, 3/15/01, (b)........................................  $ 10,172
    5,000  5.53%, 1/15/03.............................................     5,092
                                                                        --------
                                                                          15,264
                                                                        --------
 Federal Home Loan Mortgage Corp. (3.0%):
    5,000  7.44%, 9/20/06, Callable 9/20/01 @100......................     5,307
                                                                        --------
 Federal National Mortgage Assoc. (14.4%):
   10,000  5.63%, 3/15/01.............................................    10,174
   14,000  6.39%, 9/24/07.............................................    14,976
                                                                        --------
                                                                          25,150
                                                                        --------
 Guaranteed Export Trust (0.2%):
      318  6.61%, 6/15/99, Series 94-D................................       319
                                                                        --------
  Total U.S. Government Agency Bonds                                      46,040
                                                                        --------
 U.S. Treasury Notes (49.6%):
   10,800  5.75%, 11/15/00............................................    11,031
    8,280  6.13%, 12/31/01............................................     8,631
    9,015  6.63%, 3/31/02(b)..........................................     9,558
   18,300  6.25%, 8/31/02.............................................    19,281
   10,480  7.00%, 7/15/06(b)..........................................    11,922
   19,210  6.50%, 10/15/06(b).........................................    21,290
    5,063  3.63%, 1/15/08(b)(c).......................................     5,014
                                                                        --------
  Total U.S. Treasury Notes                                               86,727
                                                                        --------
 Government Obligations (10.4%):
 Mortgage Pass Thru's (10.4%):
 Federal Home Loan Mortgage Corp. (0.8%):
      434  6.49%, 5/1/17..............................................       454
      923  8.75%, 4/1/17..............................................       976
                                                                        --------
                                                                           1,430
                                                                        --------
 Federal National Mortgage Assoc. (5.6%):
    1,055  11.50%, 5/1/10.............................................     1,144
    2,346  13.00%, 8/15/15............................................     2,748
    1,133  8.25%, 7/1/17..............................................     1,181
    1,300  8.50%, 2/1/25..............................................     1,361
      590  8.75%, 8/1/09..............................................       619
    2,531  9.00%, 08/01/09-01/01/10...................................     2,667
                                                                        --------
                                                                           9,720
                                                                        --------

 Principal                          Security                            Market
  Amount                           Description                          Value
 --------- ----------------------------------------------------------  --------

 Government Obligations, continued:
 Government National Mortgage Assoc. (4.0%):
  $ 2,200  9.00%, 9/15/04-7/15/09....................................  $  2,345
    4,369  9.50%, 12/20/13-12/20/22..................................     4,684
                                                                       --------
                                                                          7,029
                                                                       --------
 Total Government Obligations                                            18,179
                                                                       --------
 Collateralized Mortgage Obligations (11.5%):
 Federal Home Loan Mortgage Corp. (1.8%):
    3,000  7.50%, 4/15/21, Series 1343--K............................     3,066
                                                                       --------
 Federal National Mortgage Assoc. (8.0%):
    1,576  7.50%, 3/25/21, Series 1992--171 ZC.......................     1,612
    2,362  7.75%, 3/25/21, Series 1992-1.............................     2,432
    2,500  8.00%, 9/25/21, Series 1992--117 LA.......................     2,575
    7,000  7.50%, 8/25/22, Series 1994-93............................     7,392
                                                                       --------
                                                                         14,011
                                                                       --------
 Ryland Acceptance Corp. (1.7%):
    2,787  9.00%, 7/1/16.............................................     2,965
                                                                       --------
 Total Collateralized Mortgage Obligations                               20,042
                                                                       --------
 Cash Equivalents (0.5%):
      846  Goldman Sachs Financial Square Government.................       846
                                                                       --------
 Total Cash Equivalents                                                     846
                                                                       --------
 Short Term Securities Held as Collateral (22.3%):
 Repurchase Agreements (22.3%):
   38,936  Paine Webber Triparty Agreement, 5.35%, 12/1/98,
            (Collateralized by $27,500,
            U.S. Treasury Bill, 1/14/99, market value--$27,406, and
            $12,749, FNMA's, 0.00%-- 8.00%, 12/31/98--9/15/21, market
            value--$12,314)..........................................    38,936
                                                                       --------
 Total Short Term Securities Held as Collateral                          38,936
                                                                       --------
 Total Investments (Cost $207,377) (a)--120.6%                          210,770
                                                                       --------
 Liabilities in excess of other assets (20.6)%                          (35,996)
                                                                       --------
 Total Net Assets--100.0%                                              $174,774
                                                                       ========

-------
(a) Cost for federal tax income purposes differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation....................................... $3,606
          Unrealized depreciation.......................................   (213)
                                                                         ------
          Net unrealized appreciation................................... $3,393
                                                                         ======

(b) All or a portion of this security has been loaned at November 30, 1998.
(c) Inflation indexed note.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
U.S. Government Income Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Government Obligations (66.3%):
 Federal Home Loan Mortgage Corp. (8.3%):
  $ 2,671  8.00%, 9/1/02-3/1/22......................................   $  2,823
    3,047  8.50%, 3/1/06-11/1/18.....................................      3,243
      961  8.75%, 6/1/16-7/1/17......................................      1,016
    3,262  9.00%, 9/1/01-9/1/20......................................      3,479
      233  9.25%, 3/1/01-12/1/22.....................................        249
      624  9.75%, 11/1/08-4/1/09.....................................        678
    3,933  10.00%, 7/1/00-9/1/16.....................................      4,197
      627  10.50%, 7/1/00-11/1/02....................................        665
      160  11.50%, 7/1/99-1/1/01.....................................        172
      270  12.00%, 11/1/99-11/1/01...................................        291
    1,023  12.25%, 8/1/15............................................      1,186
       73  12.50%, 7/1/99-4/1/00.....................................         79
                                                                        --------
                                                                          18,078
                                                                        --------
 Federal National Mortgage Association (3.5%):
      784  7.50%, 9/1/22-11/1/22.....................................        814
      898  8.00%, 12/1/17-3/1/23.....................................        939
      856  8.50%, 5/1/08-9/1/23......................................        905
      657  9.00%, 6/1/09-10/1/19.....................................        698
    1,268  9.50%, 9/1/11.............................................      1,343
      151  10.00%, 6/1/21............................................        164
      347  10.50%, 9/1/00-5/1/04.....................................        370
      326  11.00%, 8/1/00-9/1/06.....................................        348
      200  11.25%, 6/1/13-12/1/15....................................        224
       94  11.50%, 11/1/99-2/1/01....................................        102
      107  12.00%, 7/1/99-9/1/00.....................................        116
    1,024  12.50%, 2/1/00-5/1/15.....................................      1,182
      335  14.00%, 11/1/12...........................................        373
                                                                        --------
                                                                           7,578
                                                                        --------
 Government National Mortgage Association (30.0%):
      404  6.50%, 11/15/23-12/15/23..................................        411
    1,047  7.00%, 10/15/22-12/15/23..................................      1,077
      902  7.50%, 5/15/22-12/15/23...................................        938
    2,784  8.00%, 4/15/17-5/20/24....................................      2,912
    1,528  8.25%, 1/15/05-6/15/16....................................      1,620
    2,589  8.50%, 5/20/17-7/20/23....................................      2,758
      867  8.75%, 8/15/08-6/15/17....................................        929
    6,029  9.00%, 10/15/04-9/20/22...................................      6,416
    1,817  9.25%, 5/15/16-5/15/21....................................      1,947
   17,383  9.50%, 6/15/09-11/15/21...................................     18,771
      496  10.50%, 2/15/99-12/20/04..................................        523
      542  11.00%, 2/15/99-3/20/01...................................        573
      813  11.50%, 1/15/99-12/15/15..................................        909
       40  11.75%, 12/15/98-5/15/99..................................         42
    3,383  12.00%, 3/15/99-5/15/18...................................      3,888
    5,293  12.50%, 4/15/10-11/15/16..................................      6,168
      279  12.75%, 9/20/13-7/20/15...................................        321
    2,547  13.00%, 5/15/10-6/20/15...................................      2,974
    2,596  13.50%, 5/15/10-6/20/15...................................      3,092

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Government Obligations, continued:
 Government National Mortgage Association, continued:
  $ 2,144  14.00%, 5/15/11-2/15/15..................................   $  2,594
       91  14.50%, 9/15/12-8/15/14..................................        110
    5,282  15.00%, 6/15/11-12/15/12.................................      6,572
       84  16.00%, 10/15/11-4/15/12.................................         99
      117  17.00%, 11/15/11.........................................        139
                                                                       --------
                                                                         65,783
                                                                       --------
 U.S. Treasury Notes (21.5%):
    1,000  5.75%, 8/15/03...........................................      1,046
   11,000  5.88%, 11/15/05(b).......................................     11,772
    4,500  6.50%, 8/15/05...........................................      4,955
    7,500  6.50%, 10/15/06(b).......................................      8,312
   15,400  7.00%, 7/15/06(b)........................................     17,519
    3,000  7.50%, 2/15/05(b)........................................      3,437
                                                                       --------
                                                                         47,041
                                                                       --------
 U.S. Treasury Strips (3.0%):
   10,400  0.00%, 5/15/08(b)........................................      6,538
                                                                       --------
  Total Government Obligations                                          145,018
                                                                       --------
 Collateralized Mortgage Obligations (31.4%):
      287  CityFed Mortgage Trust, Series 1, Class D, 10.00%,
            1/1/18..................................................        301
    2,197  Drexel Burnham Lambert, Series H, Class 4, 8.50%, 4/1/17.      2,274
    3,000  Federal Home Loan Mortgage Corp., Series 1265, Class J,
            7.00%, 6/15/21..........................................      3,052
    1,626  Federal Home Loan Mortgage Corp., Series 1273, Class Z,
            7.50%, 5/15/22..........................................      1,657
    3,000  Federal Home Loan Mortgage Corp., Series 1252, Class J,
            8.00%, 5/15/22..........................................      3,154
    6,003  Federal Home Loan Mortgage Corp., Series 1311, Class J,
            7.50%, 9/15/21..........................................      6,148
    7,000  Federal Home Loan Mortgage Corp., Series 1343, Class K,
            7.50%, 4/15/21..........................................      7,154
    3,100  Federal National Mortgage Assoc., Series 1992-214 Pl,
            7.50%, 5/25/21..........................................      3,220
    5,360  Federal National Mortgage Assoc., Series 1992-117l,
            8.00%, 9/25/21..........................................      5,521
    2,107  Federal National Mortgage Assoc., Series 1992-158z,
            7.75%, 3/25/21..........................................      2,169
    3,705  Federal National Mortgage Assoc., Series 1992-171 Class
            ZD, 8.00%, 6/25/21......................................      3,899
    8,707  Federal National Mortgage Assoc., Series 1992-171z,
            7.50%, 3/25/21..........................................      8,905
    1,702  Federal National Mortgage Assoc., Series 1992-29z, 8.00%,
            2/25/22.................................................      1,781
    5,000  Federal National Mortgage Assoc., Series 1993, Class 2,
            7.35%, 3/25/21..........................................      5,089

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
U.S. Government Income Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Collateralized Mortgage Obligations, continued:
  $ 3,000  Federal National Mortgage Assoc., Series 1994-93ph,
            7.50%, 8/25/22..........................................   $  3,168
    4,940  Federal National Mortgage Assoc., Series Global, 7.88%,
            2/24/05.................................................      5,655
      852  MDC Asset Investors Trust, Series 6, Class 8, 7.00%,.....        857
      810  Prudential Bache, Series 12, Class F, 8.49%, 10/20/20....        888
    3,000  Security Mortgage Acceptance Corp.,
            Series II, 9.00%, 12/1/16...............................      3,016
      565  Structured Mortgage Residential Trust, 8.25%, 6/25/19....        608
                                                                       --------
  Total Collateralized Mortgage Obligations                              68,516
                                                                       --------
 Cash Equivalents (1.2%):
    2,528  Goldman Sachs Financial Square Government................      2,528
                                                                       --------
  Total Cash Equivalents                                                  2,528
                                                                       --------

 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Short Term Securities Held as Collateral (21.2%):
 Commercial Paper (4.6%):
  $10,000  Nellie Mae Corporation, 5.16%, 12/7/98..................   $  9,990
                                                                      --------
 Repurchase Agreements (16.6%):
   36,439  Lehman BrothersTriparty Agreement, 5.45%, 12/1/98, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................     36,439
                                                                      --------
  Total Short Term Securities Held as Collateral                        46,429
                                                                      --------
  Total Investments (Cost $258,431) (a)--120.1%                        262,491
                                                                      --------
  Liabilities in excess of other assets (20.1)%                        (43,987)
                                                                      --------
  Total Net Assets--100.0%                                            $218,504
                                                                      ========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation....................................... $4,675
          Unrealized depreciation.......................................   (615)
                                                                         ------
          Net unrealized appreciation................................... $4,060
                                                                         ======

(b) All or part of this security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Bond Fund
(Amounts in Thousands) (Unaudited)

 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------  ---------

 U.S. Treasury Notes (11.0%):
  $19,265  5.75%, 11/15/00(b)........................................  $  19,678
    5,600  5.75%, 8/15/03............................................      5,855
   20,185  6.50%, 10/15/06(b)........................................     22,368
    5,100  5.63%, 5/15/08(b).........................................      5,425
                                                                       ---------
  Total U.S. Treasury Notes                                               53,326
                                                                       ---------
 U.S. Treasury Bonds (15.8%):
   31,840  6.25%, 8/15/23(b).........................................     35,882
   26,650  6.13%, 11/15/27(b)........................................     30,100
   11,126  3.63%, 4/15/28(c).........................................     11,084
                                                                       ---------
  Total U.S. Treasury Bonds                                               77,066
                                                                       ---------
 Government Obligations (21.6%):
 Mortgage Pass Thru's (21.6%):
 Federal Home Loan Mortgage Corp. (0.7%):
      973  9.00%, 5/15/20............................................      1,036
    2,341  9.50%, 10/1/20............................................      2,521
                                                                       ---------
                                                                           3,557
                                                                       ---------
 Federal National Mortgage Assoc. (12.0%):
    4,277  9.00%, 8/1/09-11/1/24.....................................      4,507
    2,845  8.25%, 7/1/17.............................................      2,963
    2,531  8.50%, 7/1/25.............................................      2,650
   41,748  6.50%, 8/1/27-11/1/28.....................................     42,069
    6,000  6.00%, 11/15/28(d)........................................      5,923
                                                                       ---------
                                                                          58,112
                                                                       ---------
 Government National Mortgage Assoc. (8.9%):
   27,389  7.50%, 4/15/23-8/15/25....................................     28,340
   14,937  6.50%, 9/15/23-11/15/28...................................     15,113
                                                                       ---------
                                                                          43,453
                                                                       ---------
  Total Government Obligations                                           105,122
                                                                       ---------
 Corporate Bonds (28.7%):
 Automotive Finance (1.3%):
   66,801  General Motors Acceptance Corp., 1.64%*, 7/15/27..........      6,200
                                                                       ---------
 Consumer Goods & Services (1.6%):
    7,700  American Greetings, 6.10%, 8/1/28.........................      7,864
                                                                       ---------
 Financial (11.1%):
    3,820  Associates Corporation, 6.25%, 11/1/08....................      3,939
    7,000  AT&T Capital Corp., 6.41%, 8/13/99........................      7,022
    5,000  Cargill, Inc., 7.41%, 6/18/27.............................      5,506
    5,000  Chrysler Financial Corp., 6.08%, 4/6/01...................      5,088
    6,000  FNMA, 8.13%, 12/10/98.....................................      5,992
    5,000  Ford Motor Credit Co., 6.00%, 1/14/03.....................      5,125
    3,650  Franchise Financial Corporation of America, 8.25%.........      3,723

 Principal                          Security                           Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------  ---------

 Corporate Bonds, continued:
 Financial, continued:
  $ 5,000  Jackson National Life Insurance Co., 8.15%, 3/15/27......  $   5,725
    5,937  Lumbermen's Tiers Trust, 8.45%, 12/1/17..................      6,652
    5,000  Sears Roebuck Acceptance Corp., 6.63%, 2/25/02...........      5,138
                                                                      ---------
                                                                         53,910
                                                                      ---------
 Industrials (10.4%):
   11,470  Armstrong World, 6.50%, 8/15/05..........................     11,885
    9,000  Computer Assoc. International, 6.25%, 4/15/03............      8,978
    8,050  ERAC USA Finance Co., 6.35%, 1/15/01.....................      8,181
    5,095  Halliburton Co., 5.63%, 12/1/08..........................      5,146
    4,810  Lubrizol Corp., 5.88%, 12/1/08...........................      4,786
    4,000  Raytheon Co., 5.70%, 11/1/03.............................      4,005
    7,500  Williams Cos., Inc., 6.20%, 8/1/02.......................      7,622
                                                                      ---------
                                                                         50,603
                                                                      ---------
 Telecommunications (4.3%):
    1,950  Sprint Capital, 5.70%, 11/15/03..........................      1,955
    8,200  Sprint Capital, 6.88%, 11/15/28..........................      8,641
   10,000  WorldCom, Inc., 9.38%, 11/15/04..........................     10,387
                                                                      ---------
                                                                         20,983
                                                                      ---------
  Total Corporate Bonds                                                 139,560
                                                                      ---------
 Asset Backed Securities (13.9%):
    3,952  EQCC Home Equity Loan Trust, 5.73%, 12/15/08.............      3,952
    6,000  Equivantage Home Equity Loan Trust, Series 1997-4, Class
            A3, 7.05%, 12/25/28.....................................      6,130
    3,750  First USA Credit Card Master Trust, 5.37%*, 5/17/07......      3,753
   14,300  General Electric Corp., Series A3, 6.18%, 6/25/15........     14,323
   11,000  Green Tree Financial Corp., 7.20%, 4/15/19...............     11,316
    1,848  Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09...      1,862
      157  Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08...........        158
    7,240  Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07.................................................      7,348
    8,000  Residential Asset Securities Corp., Series 1998-KS3,
            Class AI3, 5.91%, 8/25/22...............................      7,955
    4,360  Saxon Series 98-4, Class A4, 6.40%, 5/25/26..............      4,360
      827  Structured Asset Securities Co., 7.50%, 8/25/26..........        831
    5,530  The Money Store, 5.60%*, 10/15/27........................      5,533
                                                                      ---------
  Total Asset Backed Securities                                          67,521
                                                                      ---------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Bond Fund
(Amounts in Thousands) (Unaudited)

 Principal                         Security                            Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ---------

 Collateralized Mortgage Obligations (0.6%):
 Federal National Mortgage Assoc. (0.6%):
  $ 2,920  9.00%, 7/25/20, Series 90-84............................   $   3,085
                                                                      ---------
  Total Collateralized Mortgage Obligations                               3,085
                                                                      ---------
 Mortgage Backed Securities (6.5%):
    5,842  Housing Securities, Inc., 7.50%, 1/25/09................       5,920
    1,419  Housing Securities, Inc., 7.50%, 3/25/09................       1,440
    6,425  PNC, Series 98-7, Class A5, 6.75%, 9/25/28..............       6,413
    5,207  Residential Accredit Loans, Inc., Series 1998-Qs14,
            Class A2, 6.50%, 10/25/28..............................       5,181
   12,463  Sequoia Trust, Series 3A, 6.35%, 9/25/25................      12,473
                                                                      ---------
  Total Mortgage Backed Securities                                       31,427
                                                                      ---------
 Cash Equivalents (3.1%):
   14,876  Goldman Sachs Financial Square Premium..................      14,876
                                                                      ---------
  Total Cash Equivalents                                                 14,876
                                                                      ---------
 Short Term Securities Held as Collateral (22.5%):
 Certificate of Deposit (3.1%):
   15,000  Morgan Guaranty Trust of NewYork, 5.14%, 1/28/98........      15,000
                                                                      ---------

 Principal                         Security                           Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ---------

 Short Term Securities Held as Collateral, continued:
 Commercial Paper (8.4%):
  $22,000  Kaiser Foundation Hospital, 5.65%, 12/1/98.............   $  21,996
    9,000  McKesson Corp., 5.75%, 12/1/98.........................       8,999
   10,000  Revolving Commitment Vehicle Co., 5.31%, 1/28/99.......       9,858
                                                                     ---------
                                                                        40,853
                                                                     ---------
 Floating Rate Note (5.1%):
   10,000  Merrill Lynch, 5.02%, 10/4/99..........................      10,000
   15,000  Salomon Smith Barney Holding Co., 5.00%, 10/28/99......      15,000
                                                                     ---------
                                                                        25,000
                                                                     ---------
 Repurchase Agreements (5.9%):
   28,590  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98,
            (See Significant Accounting Policies, Lending
            Portfolio Securities in the Notes to Financial
            Statements for collateral description)................      28,590
                                                                     ---------
  Total Short Term Securities Held as Collateral                       109,443
                                                                     ---------
  Total Investments (Cost $593,031)(a)--123.7%                         601,426
  Liabilities in excess of other assets (23.7)%                       (115,129)
                                                                     ---------
  Total Net Assets--100.0%                                           $ 486,297
                                                                     =========

-------
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1998.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation...................................... $ 9,532
          Unrealized depreciation......................................  (1,137)
                                                                        -------
          Net unrealized appreciation.................................. $ 8,395
                                                                        =======

(b) All or a portion of this security has been loaned at November 30, 1998.
(c) Inflation indexed bond.
(d) On November 30, 1998, the total cost of investments purchased on a when-issued basis was $5,915.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds (97.2%):
 Arizona (4.1%):
  $  2,825 Phoenix, 5.00%, 7/1/08...................................   $  3,005
     2,000 Tempe, 5.00%, 7/1/04.....................................      2,105
                                                                       --------
                                                                          5,110
                                                                       --------
 Colorado (1.7%):
     1,000 Arapahoe County School District, # 005, Cherry Creek,
            5.50%, 12/15/01.........................................      1,050
     1,000 Jefferson County School District, 5.25%, 12/15/05........      1,076
                                                                       --------
                                                                          2,126
                                                                       --------
 Connecticut (5.8%):
     1,770 Clean Water Fund, 6.38%, 6/1/05..........................      2,009
     1,000 Stamfort, 5.00%, 7/15/08.................................      1,071
     1,880 State, 5.00%, 3/15/07....................................      2,000
     2,000 State Special Tax Obligation, 5.38%, 9/1/08..............      2,175
                                                                       --------
                                                                          7,255
                                                                       --------
 Delaware (3.7%):
     1,250 Delaware Transportation Authority, 6.00%, 7/1/06.........      1,411
     2,000 State, 5.00%, 5/1/04.....................................      2,105
     1,000 Transportation Authority, 7.80%, 7/1/04..................      1,134
                                                                       --------
                                                                          4,650
                                                                       --------
 Florida (9.7%):
       135 Board of Education Capital Outlay, 9.13%, 6/1/14.........        193
     2,000 Board of Education, Series G, 6.90%, 5/1/03, ETM.........      2,249
     1,000 Dade County, 6.00%, 7/15/04..............................      1,108
     1,630 Dade County School District, 6.50%, 2/15/06..............      1,887
     1,000 Gulf Breeze, Revenue, 4.80%, 12/1/17.....................        960
     2,000 Jacksonville, 6.00%, 10/1/05.............................      2,237
     1,000 Jacksonville Electric & Water Authority Revenue, 5.00%,
            10/1/03.................................................      1,055
     1,000 State Department of Transportation Right-of-Way, 6.00%,
            7/1/07..................................................      1,139
     1,000 Tampa Sports Authority Revenue, 6.00%, 1/1/06............      1,125
                                                                       --------
                                                                         11,953
                                                                       --------
 Georgia (2.9%):
     1,200 Fayette County School District, G.O., 6.25%, 3/1/04......      1,337
     2,000 State, 6.60%, 4/1/05.....................................      2,305
                                                                       --------
                                                                          3,642
                                                                       --------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued:
 Guam (1.3%):
  $  1,505 Government Highway Revenue, Series A, 5.90%, 5/1/02......   $  1,610
                                                                       --------
 Hawaii (0.9%):
     1,000 Hawaii State, Series CM, 6.00%, 12/1/06, FGIC............      1,128
                                                                       --------
 Idaho (1.5%):
     1,560 Canyon County School District, G.O., 8.13%, 7/30/03,
            MBIA....................................................      1,849
                                                                       --------
 Kansas (0.9%):
     1,000 Department of Transportation & Highway, 7.25%, 3/1/04....      1,158
                                                                       --------
 Kentucky (3.7%):
     3,000 Turnpike Authority, 6.50%, 7/1/07........................      3,514
     1,000 Turnpike Authority, Economic Development, Refunding
            Bonds, 5.00%, 7/1/02....................................      1,044
                                                                       --------
                                                                          4,558
                                                                       --------
 Maryland (5.3%):
     1,150 Howard County, Series A, 5.00%, 2/15/08..................      1,232
     1,000 Montgomery County, 5.70%, 7/1/05.........................      1,104
     3,000 Montgomery County, 4.88%, 5/1/09.........................      3,191
     1,000 Montgomery County, Series A, 5.38%, 5/1/06...............      1,091
                                                                       --------
                                                                          6,618
                                                                       --------
 Massachusetts (0.9%):
     1,000 State, 5.75%, 8/1/08.....................................      1,123
                                                                       --------
 Minnesota (4.4%):
     1,000 North Saint Paul Maplewood, 6.88%, 2/1/15, Prerefunded
            2/1/05 @100.............................................      1,165
     1,000 Northern Municipal Power Agency, 7.25%, 1/1/16...........      1,023
     2,000 Public Facilities Water & Pollution, 5.00%, 3/1/06.......      2,125
     1,000 State, 6.00%, 5/1/06.....................................      1,129
                                                                       --------
                                                                          5,442
                                                                       --------
 Missouri (4.0%):
     1,535 Kansas City, G.O., 6.00%, 2/1/04.........................      1,677
       495 State Environmental Energy, Water Pollution Control,
            7.00%, 10/1/10..........................................        533
     1,545 State Environmental Improvements, 6.00%, 1/1/07..........      1,745
     1,000 State G.O., Series A, 6.00%, 4/1/02......................      1,073
                                                                       --------
                                                                          5,028
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued:
 New Mexico (1.8%):
  $  1,000 Albuquerque Water & Sewer, 6.00%, 7/1/05.................   $  1,111
     1,000 Albuquerque Water & Sewer, 6.00%, 7/1/07.................      1,133
                                                                       --------
                                                                          2,244
                                                                       --------
 New York (3.9%):
     1,000 Municipal Assistance Corp., 6.00%, 7/1/04................      1,101
     2,000 New York City, G.O., 8.00%, 4/1/03, AMBAC................      2,315
     1,365 New York City, Transitional Financial Authority Revenue,
            5.50%, 8/15/07..........................................      1,500
                                                                       --------
                                                                          4,916
                                                                       --------
 North Carolina (3.4%):
     3,000 Mecklenburg County, G.O., 5.10%, 3/1/05..................      3,214
     1,000 State School Improvements, 5.10%, 3/1/05.................      1,065
                                                                       --------
                                                                          4,279
                                                                       --------
 Ohio (4.2%):
     1,020 Cleveland School District, 8.00%, 12/1/01, Callable
            12/1/98 @100............................................      1,146
     1,715 State Water Revenue Bonds, 6.00%, 6/1/07.................      1,941
     1,110 University of Cincinnati, General Receipts, Series T,
            5.50%, 6/1/11...........................................      1,215
       800 Wyoming City School District, 5.75%, 12/1/16.............        898
                                                                       --------
                                                                          5,200
                                                                       --------
 Oklahoma (2.5%):
     2,865 State Turnpike Authority, Series A, 5.90%, 1/1/03,
            Callable 7/1/02 @102....................................      3,066
                                                                       --------
 Oregon (6.5%):
     1,000 Deschutes & Jefferson School District, G.O., 6.00%,
            6/1/03..................................................      1,095
     1,435 Lane County School District, G.O., 6.00%, 1/1/04.........      1,570
     1,500 Portland, 5.00%, 6/1/04..................................      1,588
     1,220 Washington County School District, 7.80%, 6/1/04.........      1,453
     2,000 Washington County, Refunding Bonds, 5.75%, 10/1/08.......      2,254
                                                                       --------
                                                                          7,960
                                                                       --------

 Shares or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Puerto Rico (5.6%):
  $  5,000 Electric Power Authority, 6.50%, 7/1/06...................   $  5,825
     1,000 University of Puerto Rico, 6.25%, 6/1/07..................      1,161
                                                                        --------
                                                                           6,986
                                                                        --------
 Rhode Island (1.0%):
     1,130 State, 5.00%, 8/1/06......................................      1,201
                                                                        --------
 South Carolina (1.8%):
     2,095 Cherokee County, 5.50%, 3/1/05............................      2,268
                                                                        --------
 Tennessee (5.9%):
     1,290 Memphis, G.O., 6.00%, 11/1/03.............................      1,414
     1,435 Metro Government Nashville County, 5.25%, 5/15/07.........      1,553
     2,000 Shelby, G.O., 5.00%, 8/1/06...............................      2,125
     2,000 State, G.O., 6.00%, 5/1/05................................      2,237
                                                                        --------
                                                                           7,329
                                                                        --------
 Texas (1.7%):
     1,000 Dallas County, 5.00%, 8/15/04.............................      1,059
     1,000 Dallas, G.O., 6.13%, 2/15/07, Prerefunded 2/15/03 @100....      1,087
                                                                        --------
                                                                           2,146
                                                                        --------
 Utah (1.7%):
     2,000 State Highway Improvements, 5.50%, 7/1/04.................      2,165
                                                                        --------
 Vermont (1.2%):
     1,355 Burlington Electric Revenue Bond, 6.00%, 7/1/07...........      1,531
                                                                        --------
 Virginia (0.8%):
     1,000 Newport News, 5.00%, 3/1/05...............................      1,055
                                                                        --------
 Washington (1.6%):
     1,000 King County, 6.10%, 12/1/01...............................      1,002
     1,000 Seattle, 5.00%, 12/1/03...................................      1,050
                                                                        --------
                                                                           2,052
                                                                        --------
 Wisconsin (2.8%):
     2,000 Milwaukee, 6.00%, 2/1/07..................................      2,260
     1,170 State Public Improvements, 5.25%, 5/1/07..................      1,261
                                                                        --------
                                                                           3,521
                                                                        --------
  Total Municipal Bonds                                                  121,169
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Investment Companies (1.2%):
 1,512,064 Provident Institutional Muni Cash Fund....................   $  1,512
                                                                        --------
  Total Investment Companies                                               1,512
                                                                        --------
  Total Investments (Cost $118,191) (a)--98.4%                           122,681
                                                                        --------
  Other assets in excess of liabilities 1.6%                               1,956
                                                                        --------
  Total Net Assets--100.0%                                              $124,637
                                                                        ========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation....................................... $4,530
          Unrealized depreciation.......................................    (40)
                                                                         ------
          Net unrealized appreciation................................... $4,490
                                                                         ======

AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guarantee Insurance Corp.
G.O.--General Obligation
MBIA--Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Michigan Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                          Value
 --------- ----------------------------------------------------------  --------

 Municipal Bonds (99.1%):
 Michigan (91.8%):
 $  1,000  Birmingham School District, 5.50%, 11/1/04................  $  1,081
    1,380  Byron Center Public Schools, G.O., 8.25%, 5/1/08, MBIA....     1,808
    1,380  Byron Center Public Schools, G.O., 8.25%, 5/1/09, MBIA....     1,834
    1,285  Chippewa Valley School District, Refunding Bonds, 6.00%,
            5/1/08, AMBAC............................................     1,460
    1,000  Chippewa Valley School District, 7.00%, 5/1/11,
            Prerefunded 5/1/01 @102..................................     1,096
    2,375  Chippewa Valley School District, G.O., 7.80%, 5/1/01......     2,604
    1,000  Clarkston Commerce Schools, 6.25%, 5/1/05, FGIC...........     1,124
    1,155  Clarkston Community Schools, Refunding Bonds, 5.00%,
            5/1/08, AMBAC............................................     1,223
    1,150  Clinton Township Building Authority, 4.80%, 11/1/13,......     1,169
    1,600  Comprehensive Transportation, Series B, 5.40%, 5/15/01....     1,660
    1,100  Dearborn School District, 8.38%, 5/1/01, Prerefunded
            5/1/00 @102..............................................     1,198
    1,065  Detroit, 5.50%, 5/1/03....................................     1,125
    1,415  Detroit, Refunding Bonds, 5.50%, 4/1/07, MBIA.............     1,546
    1,000  Detroit, 5.50%, 4/1/08, MBIA..............................     1,093
    1,600  Detroit, 6.25%, 7/15/11, AMBAC............................     1,866
    1,000  Detroit Michigan City School District, 5.00%, 5/1/10,
            FGIC.....................................................     1,050
    2,000  Detroit Revenue Bonds, G.O., 5.25%, 5/1/08, AMBAC.........     2,150
    2,500  Detroit Sewage Disposal, 6.00%, 7/1/07, MBIA..............     2,834
    1,000  Detroit Sewage Disposal Revenue, 6.00%, 7/1/10, MBIA......     1,149
    1,000  Detroit Sewage Disposal Revenue, Series B, 6.00%, 7/1/09,
            MBIA.....................................................     1,143
    1,000  Detroit Water, 6.50%, 7/1/15, FGIC........................     1,200
    2,000  Detroit Water Supply Systems, 5.40%, 7/1/10, MBIA.........     2,190
    1,000  Detroit Water Supply Systems, Series A, 6.00%, 7/1/13,....     1,140
    2,250  Detroit Water Supply Systems, Series B, 5.55%, 7/1/12,....     2,461
    1,375  East Lansing Building Authority, 6.90%, 10/1/11...........     1,440
    1,350  Ecorse Public School, 6.50%, 5/1/07, FGIC.................     1,576
    2,000  Farmington School District, 5.00%, 5/1/03.................     2,093
    1,000  Farmington School District, 5.00%, 5/1/06.................     1,060

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $  1,110  Flint, 6.00%, 11/1/04, MBIA...............................   $  1,229
    1,125  Goodrich Area School District, G.O., 7.65%, 5/1/11,
            Prerefunded 5/1/05 @102, AMBAC...........................      1,377
    1,000  Grand Haven Electric, 5.20%, 7/1/06, MBIA.................      1,076
    1,235  Grand Haven Public Schools, G.O., 7.00%, 5/1/07, MBIA.....      1,480
    2,655  Grand Ledge Public School District, 5.25%, 5/1/09, MBIA...      2,863
    1,250  Grand Ledge Public School District, G.O., 5.45%, 5/1/11,
            MBIA.....................................................      1,367
    2,400  Grand Rapids Public Schools, 8.00%, 5/1/99................      2,446
    1,535  Grand Rapids Sanitation Sewer System, Series A, 5.38%,
            1/1/16, FGIC.............................................      1,635
    1,925  Grand Rapids School District, G.O., 5.00%, 5/1/06,
            Callable 5/1/01 @102.....................................      2,004
      210  Grand Valley, Michigan State, 7.88%, 10/1/08..............        217
    1,500  Greater Detroit Resources Recovery, 6.25%, 12/13/08,
            AMBAC....................................................      1,733
      600  Holt School District, G.O., 8.75%, 5/1/00.................        643
      600  Holt School District, G.O., 8.75%, 5/1/01.................        668
    1,525  Housing Development Authority, ATM, 5.75%, 10/1/04, AMBAC.      1,639
    1,000  Housing Development Authority, Series A, 6.45%, 6/1/04,
            Callable 6/1/02 @102.....................................      1,069
    1,000  Huron Valley School District, 5.75%, 5/1/06, FGIC.........      1,106
    2,000  Kalamazoo Hospital Authority, 6.25%, 7/1/04, Callable
            7/1/99 @100, FGIC........................................      2,030
    2,000  Kalamazoo Hospital Finance Authority, Borgess Medical
            Center, 6.13%, 7/1/07, FGIC..............................      2,173
    2,000  Kalamazoo Hospital Finance Authority, Borgess Medical
            Center, Series A, 6.00%, 6/1/03, FGIC....................      2,173
    1,440  Kalamazoo Hospital Finance Authority, Bronson Hospital,
            5.88%, 5/15/03...........................................      1,559
    1,000  Kalamazoo Public Library, 5.20%, 5/1/11, MBIA.............      1,070
    1,650  Kalamazoo, G.O., 6.20%, 10/1/06, Callable 10/1/02 @101.5..      1,796
    1,120  Kent County, 8.00%, 12/1/98...............................      1,120
    1,250  Kent County Building Authority, 6.00%, 12/1/09,
            Prerefunded 12/1/98 @102.................................      1,275
    5,000  Kent County Hospital Authority, Butterworth Hospital,
            Series A, 7.25%, 1/15/13.................................      6,218
    3,000  Kent County, G.O., 5.00%, 11/1/06.........................      3,190

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Michigan Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $  1,000  Kent Hospital Finance Authority, Revenue Bonds, 5.10%,
            1/15/07..................................................   $  1,053
      500  Kentwood School District, 5.90%, 5/1/04...................        540
      500  Kentwood School District, 5.90%, 5/1/04, Prerefunded
            5/1/02 @102..............................................        544
    2,000  Lake Orion County School District, G.O., 7.00%, 5/1/20,
            Prerefunded 5/1/05 @101, AMBAC...........................      2,365
    1,000  Lansing Building Authority, 6.00%, 6/1/04, Callable 6/1/00
            @102, ETM................................................      1,051
    1,000  Lansing Michigan L.T., G.O., 6.00%, 10/1/02...............      1,080
    2,000  Lansing School District, G.O., 6.88%, 5/1/09, Prefunded
            5/1/05 @100..............................................      2,323
    1,335  Lansing, G.O., 6.00%, 1/1/07..............................      1,509
    1,000  Livonia School District, G.O., 6.35%, 5/1/04, Callable
            5/01/02 @102.............................................      1,095
    1,000  Local Government Loan Program, 6.20%, 5/1/04, AMBAC.......      1,113
    2,000  Michigan Municipal Bond Authority, 5.00%, 12/01/08........      2,120
    1,000  Michigan State Trunk Line, Series A, 5.25%, 11/1/12.......      1,074
    1,000  Michigan State University, Series A, 5.70%, 8/15/03,
            Callable 8/15/02 @101....................................      1,075
    2,075  Mona Shores School District, G.O., 6.75%, 5/1/09, FGIC....      2,498
    2,515  Mount Pleasant School District, 5.75%, 5/1/05, AMBAC......      2,757
    1,000  Municipal Bond Authority, Local Government Program, 6.90%,
            5/1/99...................................................      1,032
    1,000  Oakland County Community College, 6.65%, 5/1/11...........      1,111
    1,000  Oakland, University of Michigan, 5.00%, 5/15/05, AMBAC....      1,060
    1,000  Paw Paw Public School District, G.O., 6.50%, 5/1/09, FGIC.      1,183
    1,000  Plymouth-Canton School District, 6.50%, 5/1/05, Callable
            5/1/01 @101..............................................      1,071
    1,000  Rochester, 5.75%, 5/1/08, MBIA............................      1,118
    1,000  Rochester Community School District, 5.25%, 5/1/04, FGIC..      1,063
    2,000  Rochester School District, 6.30%, 5/1/04, Prerefunded
            5/1/02 @100..............................................      2,165
    1,000  Rochester School District, 6.50%, 5/1/07, Prerefunded
            5/1/02 @100..............................................      1,089
    1,135  Rockford School District, 5.75%, 5/1/07, Callable 5/1/02
            @102.....................................................      1,220

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $    400  Rockford School District, Refunding Bonds, 6.00%, 5/1/07,
            FGIC.....................................................   $    453
    2,260  Romeo Community School District, 5.25%, 5/1/06, FGIC......      2,427
    2,120  Royal Oak Hospital Financial Authority, William Beaumont
            Hospital, Series G, 6.00%, 11/15/02......................      2,284
      955  St. Johns Public Schools, 5.00%, 5/1/21, FGIC.............        972
    1,000  State Building Authority, 6.25%, 10/1/00, AMBAC...........      1,050
    3,475  State Building Authority, 6.25%, 10/1/03, AMBAC...........      3,848
    1,000  State Building Authority, 7.25%, 10/1/08, Prerefunded
            10/1/99 @100.............................................      1,035
    2,000  State Building Authority Revenue, 5.50%, 10/15/05.........      2,173
    1,020  State Building Authority, Michigan University Adult
            General Hospital, 7.00%, 12/1/08, Prerefunded 12/1/02
            @100.....................................................      1,144
    1,000  State Building Authority, Series II, 6.40%, 10/1/04,
            Callable 10/1/01 @102....................................      1,085
    3,000  State Environmental Protection Program, G.O., 5.50%,
            11/1/05..................................................      3,277
    2,500  State Environmental Protection Program, G.O., 6.25%,
            11/1/07, Prerefunded
            11/1/02 @102.............................................      2,769
    3,250  State Environmental Protection Program, G.O., 6.25%,
            11/1/12..................................................      3,834
      500  State Hospital Authority, Henry Ford, 6.00%, 9/1/11,
            AMBAC....................................................        574
    2,000  State Hospital Authority, Henry Ford, 6.00%, 9/1/12,
            AMBAC....................................................      2,300
    1,135  State Hospital Finance Authority, Harper Grace Hospital,
            7.12%, 5/1/09, ETM.......................................      1,319
    1,200  State Hospital Finance Authority, Oakwood Hospital, Series
            A, 5.00%, 11/1/03, FGIC..................................      1,259
    5,000  State Hospital Finance Authority, Sisters of Mercy, 5.38%,
            8/15/14, MBIA............................................      5,387
    1,000  State Hospital Revenue Bonds, 6.00%, 8/15/02..............      1,069
    1,000  State Housing Development, 6.63%, 10/15/06, Callable
            10/15/02 @103, FSA.......................................      1,093
    2,000  State Recreation Program, G.O., 5.75%, 11/1/01............      2,115
    1,055  State South Central Power Agency, 5.70%, 11/1/04, MBIA....      1,155

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Michigan Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                          Value
 --------- ----------------------------------------------------------  --------

 Municipal Bonds, continued:
 Michigan, continued:
 $  2,000  State South Central Power Agency, 5.80%, 11/1/05, MBIA....  $  2,225
      500  State Trunk Line, 6.80%, 8/15/02, Prerefunded 8/15/99 @...       523
    1,005  State Trunk Line, 6.25%, 11/1/03, FGIC....................     1,114
    2,000  State Underground Storage, 6.00%, 5/1/04, AMBAC...........     2,205
    1,000  State Underground Storage, 6.00%, 5/1/05, AMBAC...........     1,110
    2,000  State, G.O., 5.00%, 12/1/03...............................     2,105
    3,000  Strategic Fund (Detroit Edison), 7.00%, 7/15/08, MBIA.....     3,644
    2,000  Strategic Fund (Detroit Edison), 6.95%, 5/1/11, FGIC......     2,480
    5,950  Strategic Fund (Ford), 7.10%, 2/1/06......................     6,968
    1,000  Traverse City Public Schools, 7.00%, 5/1/05, Prerefunded
            5/1/01 @101.5............................................     1,091
      400  Traverse City School District, G.O., 9.00%, 5/1/99........       409
    1,325  Tri County School District, G.O., 6.88%, 5/1/16,
            Prerefunded 5/1/01 @101.5, MBIA..........................     1,444
    1,000  Troy School District, 7.75%, 5/1/01, Prerefunded 5/1/00
            @102.....................................................     1,081
      500  University of Michigan, 6.00%, 4/1/05.....................       555
    2,000  University of Michigan Hospital Revenue Bonds, 7.00%,
            12/1/21, Prerefunded
            12/1/00 @102.............................................     2,173
    1,000  University of Michigan, Student Fees, 5.00%, 4/1/02.......     1,041
    1,315  University of Michigan, Student Fees, Series A, 6.00%,....     1,474
    2,000  University of Michigan, Student Fees, Series B, 5.60%,
            4/1/08, Callable 4/1/03 @102.............................     2,145
    1,975  Utica School District, 5.60%, 5/1/05......................     2,143
      285  Wayne County Airport Revenue, AMT, 7.25%, 12/1/10, AMBAC..       307
    2,000  Wayne County Building Authority, 6.00%, 6/1/07, Callable
            6/1/06 @102, MBIA........................................     2,270
    1,985  West Ottawa, 6.00%, 5/1/06, FGIC..........................     2,226

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $  1,680  Western Michigan School District, 5.90%, 5/1/10, MBIA....   $  1,907
    1,500  Western Michigan University, Series A, 5.40%, 7/15/08,
            Callable 7/15/03 @105, FGIC.............................      1,598
    1,000  Western Township Utilities Authority, 6.00%, 1/1/00, FSA.      1,027
    1,000  Wyandotte City School District, G.O., 6.90%, 5/1/16,
            Prerefunded 5/1/01 @102.................................      1,094
    3,000  Wyandotte Electric Revenue, 6.25%, 10/1/08, MBIA.........      3,468
                                                                       --------
                                                                        215,287
                                                                       --------
 Puerto Rico (6.7%):
    1,000  Commonwealth, Aqueduct & Sewer Authority, 6.00%, 7/1/07,
            MBIA....................................................      1,144
    4,000  Commonwealth, G.O., 6.25%, 7/1/09, MBIA..................      4,704
    2,000  Commonwealth, G.O., 6.25%, 7/1/10, MBIA..................      2,358
      500  Commonwealth, G.O., 6.25%, 7/1/12, MBIA..................        596
    1,250  Electric Power Authority, Series W, 6.50%, 7/1/05, MBIA..      1,438
    4,000  Public Buildings Authority, 5.50%, 7/1/07, FSA...........      4,430
    1,000  University of Puerto Rico, 6.25%, 6/1/07, MBIA...........      1,161
                                                                       --------
                                                                         15,831
                                                                       --------
 Virgin Islands (0.6%):
    1,340  Public Finance Authority, 7.00%, 10/1/04, ETM............      1,494
                                                                       --------
  Total Municipal Bonds                                                 232,612
                                                                       --------
 Investment Companies (0.2%):
  477,887  Federated Michigan Tax Free Money Market.................        478
                                                                       --------
  Total Investment Companies                                                478
                                                                       --------
  Total Investments (Cost $218,385)(a)--99.3%                           233,090
                                                                       --------
  Other assets in excess of liabilities 0.7%                              1,570
                                                                       --------
  Total Net Assets--100.0%                                             $234,660
                                                                       ========

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Michigan Municipal Bond Fund
(Amounts in Thousands, except Shares) (Unaudited)
-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation...................................... $14,706
          Unrealized depreciation......................................      (1)
                                                                        -------
          Net unrealized appreciation.................................. $14,705
                                                                        =======

AMBAC--American Municipal Bond Assurance Corp.
AMT--Alternative Minimum Tax
ETM--Escrowed to Maturity
FGIC--Federal Guarantee Insurance Corp.
FSA--Financial Securities Assurance, Inc.
G.O.--General Obligation
MBIA--Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Conservative Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks (22.3%):
 Advertising (0.1%):
    400    HA-LO Industries, Inc.(b)..................................   $    13
                                                                         -------
 Appliances & Household Products (0.0%):
    200    Windmere Durable Holdings..................................         1
                                                                         -------
 Banking (0.5%):
    250    First Tennessee National Corp. ............................         8
    100    Marshall & Ilsley Corp. ...................................         5
    200    Old Kent Financial Corp. ..................................         9
    250    SouthTrust Corp. ..........................................         9
    600    State Street Corp.(c)......................................        41
    100    Union Planters Corp. ......................................         5
    200    Zions Bancorp. ............................................        10
                                                                         -------
                                                                              87
                                                                         -------
 Broadcasting & Publishing (0.1%):
    500    CanWest Global Communications Corp. .......................         6
    300    Citadel Communications(b)..................................         7
    300    Clear Channel Communications, Inc. ........................        14
                                                                         -------
                                                                              27
                                                                         -------
 Broadcasting/Cable (0.1%):
    100    Cablevision Systems(b).....................................         4
    250    Comcast Corp.--Class A.....................................        12
                                                                         -------
                                                                              16
                                                                         -------
 Business Services (1.4%):
    600    Automatic Data Processing, Inc. ...........................        45
    500    Ceridian Corp.(c)..........................................        33
    300    Cintas Corp. ..............................................        17
    300    FYI, Inc.(b)...............................................         9
    500    Hagler Bailly, Inc.(b).....................................         9
    550    IMS Health, Inc. ..........................................        37
    500    International Telecom Date Systems(b)......................        12
    100    Lason, Inc.(b)(c)..........................................         6
    300    Metzler Group, Inc.(b).....................................        12
    600    NCO Group, Inc.(b).........................................        22
    300    NOVA Corp.(b)..............................................        10
    300    Paychex, Inc. .............................................        15
    200    Pittston Brink's Group.....................................         6
    300    QRS Corp.(b)...............................................        13
    100    Robert Half International, Inc. ...........................         5
    300    SM&A Corp.(b)..............................................         4
    400    SunGard Data Systems, Inc.(b)..............................        13
                                                                         -------
                                                                             268
                                                                         -------
 Chemicals (0.2%):
    800    Monsanto Co. ..............................................        36
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Commercial Services (0.2%):
     300   Boron Lepore & Assoc.(b)...................................   $     9
     200   Central Parking Corp. .....................................         6
     500   Iron Mountain, Inc.(b).....................................        15
                                                                         -------
                                                                              30
                                                                         -------
 Computer Hardware (0.3%):
     200   Apple Computer(b)(c).......................................         6
     200   IBM........................................................        33
     400   Insight Enterprises(b).....................................        17
     300   Mercury Computer Systems, Inc.(b)..........................         7
                                                                         -------
                                                                              63
                                                                         -------
 Computer Services (0.1%):
     500   Axnet Technologies(b)......................................        13
     200   Memco Software(b)..........................................         3
     300   Pegasystems(b).............................................         2
                                                                         -------
                                                                              18
                                                                         -------
 Computer Software & Peripherals (1.4%):
     300   Apex PC Solutions, Inc.(b).................................         8
     400   Aspen Technologies, Inc.(b)(c).............................         6
     900   BMC Software, Inc.(b)......................................        45
      50   Citrix Systems, Inc.(b)....................................         4
     350   Datastream Systems, Inc.(b)................................         4
     500   Discreet Logic, Inc.(b)....................................         8
   1,450   HBO & Company(c)...........................................        35
     300   Infinium Software, Inc.(b).................................         2
     100   Lexmark International Group(b).............................         8
     900   Microsoft, Inc.(b).........................................       109
     100   Network Appliance, Inc.(b).................................         8
     200   New Dimension Software(b)(c)...............................         7
     400   Quadramed Corp.(b)(c)......................................        10
     150   VERITAS Software Corp.(b)..................................         9
     100   Wind River System, Inc.(b)(c)..............................         5
                                                                         -------
                                                                             268
                                                                         -------
 Consumer Goods & Services (0.8%):
     500   Clorox Co. ................................................        56
     200   DVI, Inc.(b)...............................................         4
     500   Gillette Co. ..............................................        23
     800   Procter & Gamble Co. ......................................        69
                                                                         -------
                                                                             152
                                                                         -------
 Correctional Facilities (0.1%):
     700   Wackenhut Corrections Corp.(b).............................        19
                                                                         -------
 Data Processing & Reproduction (0.3%):
     500   Deltek Systems, Inc.(b)....................................         9
     250   Fiserv, Inc.(b)............................................        11

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Conservative Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                          Market
  Amount                           Description                          Value
 --------- ---------------------------------------------------------- -------

 Common Stocks, continued:
 Data Processing & Reproduction, continued:
     500   INSpire Insurance Solutions(b)............................ $    16
     300   Sterling Commerce, Inc.(b)(c).............................      11
                                                                      -------
                                                                           47
                                                                      -------
 Diversified Operations (0.3%):
     900   Tyco International Ltd. ..................................      59
                                                                      -------
 Educational Services (0.1%):
     250   Apollo Group, Inc.(b)(c)..................................       8
     375   Sylvan Learning Systems, Inc.(b)..........................      11
                                                                      -------
                                                                           19
                                                                      -------
 Electrical & Electronic (0.9%):
     700   Emerson Electric Co. .....................................      46
     800   General Electric Co. .....................................      72
     200   Jabil Circuit, Inc.(b)....................................      12
     200   SDL, Inc.(b)..............................................       4
     150   Solectron Corp.(b)(c).....................................      10
     550   Tandy, Inc. ..............................................      25
                                                                      -------
                                                                          169
                                                                      -------
 Energy (0.0%):
     600   Key Energy Group, Inc.(b).................................       4
                                                                      -------
 Environmental Services (0.3%):
     400   Allied Waste Industries...................................       8
     300   Casella Waste Systems, Inc., Series A(b)..................       9
     900   Waste Management, Inc. ...................................      39
                                                                      -------
                                                                           56
                                                                      -------
 Financial Services (1.2%):
     400   American Express Co. .....................................      40
     500   Associates First Capital Corp. ...........................      39
     700   Concord EFS, Inc.(b)......................................      22
     300   Finova Group, Inc. .......................................      16
     800   Franchise Mortgage Acceptance Co. ........................       8
     900   Freddie Mac...............................................      54
     200   Healthcare Financial Partners, Inc.(b)....................       7
   1,650   MBNA Corp.(c).............................................      37
                                                                      -------
                                                                          223
                                                                      -------
 Food & Beverage (0.2%):
     500   The Coca-Cola Co. ........................................      35
                                                                      -------
 Food & Household Products (0.1%):
     400   Albertsons, Inc.(c).......................................      23
 Food Products & Services (0.5%):
     400   Kroger Co. ............................................... $    21
     600   NBTY, Inc.(b).............................................       4
   1,400   Safeway, Inc.(b)..........................................      74
                                                                      -------
                                                                           99
                                                                      -------
 Funeral Services (0.4%):
     500   Equity Corp.
            International............................................      13
   1,450   Service Corp.
            International............................................      54
     500   Stewart
            Enterprises(c)...........................................      11
                                                                      -------
                                                                           78
                                                                      -------
 Health Care - Services (0.7%):
     400   ABR Information
            Services, Inc.(b)(c).....................................       7
   1,000   American Oncology
            Resources, Inc.(b).......................................      11
     400   Carematrix
            Corp.(b)(c)..............................................      11
     200   Concentra Managed
            Care, Inc.(b)............................................       2
     200   HCR Manor Care,
            Inc.(b)..................................................       6
     525   Health Management
            Associates, Inc.(b)......................................      11
   2,150   HEALTHSOUTH Corp.(b)......................................      29
     550   Medquist, Inc.(b).........................................      17
     300   Omnicare, Inc.(c).........................................       9
     500   Orthodontic Centers of
            America, Inc.(b).........................................      10
     100   Quintiles
            Transnational
            Corp.(b)(c)..............................................       5
     300   Total Renal Care
            Holdings, Inc.(b)(c).....................................       8
                                                                      -------
                                                                          126
                                                                      -------
 Industrial Goods & Services
  (0.4%):
     300   Dycom(b)..................................................      12
     300   Ecolab, Inc. .............................................       9
     300   MSC Industrial Direct
            Co., Inc. ...............................................       7
     500   United Technologies
            Corp.(c).................................................      54
                                                                      -------
                                                                           82
                                                                      -------
 Insurance (0.9%):
     900   Allstate Corp. ...........................................      37
     525   American International
            Group, Inc.(c)...........................................      49
     700   Annuity & Life Re.........................................      18
     150   Nationwide Financial
            Services, Inc. ..........................................       7
     625   SunAmerica, Inc. .........................................      50
     350   Torchmark Corp. ..........................................      13
      20   Waddell & Reed
            Financial--Class A.......................................      --(d)
      86   Waddell & Reed
            Financial--Class
            B(b)(c)..................................................       2
                                                                      -------
                                                                          176
                                                                      -------
 Machinery & Equipment (0.1%):
     600   Rental Service
            Corp.(b).................................................      13
                                                                       -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Conservative Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Manufactured Housing (0.0%):
     300   Modtech, Inc.(b)...........................................   $     6
                                                                         -------
 Manufacturing - Consumer Goods (0.2%):
     400   Mattel(c)..................................................        14
     600   Newell Co. ................................................        26
                                                                         -------
                                                                              40
                                                                         -------
 Medical Equipment & Supplies (0.6%):
     150   Biomatrix, Inc.(b).........................................         7
     250   Guidant Corp. .............................................        21
     300   Henry Schein, Inc.(b)......................................        11
     500   Medtronic, Inc.(b).........................................        34
     300   Molecular Devices Corp.(b).................................         5
     200   Sabratek Corp.(b)(c).......................................         3
     800   Serologicals Corp.(b)......................................        24
                                                                         -------
                                                                             105
                                                                         -------
 Medical-Hospital Services (0.0%):
     343   NCS Healthcare, Inc.(b)....................................         7
     100   Safeskin Corp.(b)..........................................         2
                                                                         -------
                                                                               9
                                                                         -------
 Office Equipment & Services (0.4%):
     500   Hewlett-Packard Co. .......................................        31
     400   Xerox Corp. ...............................................        43
                                                                         -------
                                                                              74
                                                                         -------
 Oil & Gas (0.2%):
     800   Halliburton Co. ...........................................        24
     300   Schlumberger Ltd. .........................................        13
                                                                         -------
                                                                              37
                                                                         -------
 Oilfield Services & Equipment (0.0%):
     400   Omni Energy Services(b)....................................         4
                                                                         -------
 Pharmaceuticals (2.3%):
     100   Biogen.....................................................         8
     250   Bristol Myers Squibb Co. ..................................        31
   1,000   Eli Lilly & Co. ...........................................        89
     250   Forest Laboratories(b).....................................        12
     450   Johnson & Johnson..........................................        37
     600   Jones Medical Industries, Inc.(c)..........................        22
     500   King Pharmaceuticals, Inc.(b)..............................         8
     250   Mylan Laboratories(c)......................................         8
     350   Parexel International Corp.(b).............................         9
     650   Pfizer, Inc. ..............................................        72
     450   Schering Plough Corp. .....................................        48

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Pharmaceuticals, continued:
   1,050   Warner-Lambert Co. ........................................   $    78
     200   Watson Pharmaceutical, Inc.(b).............................        11
                                                                         -------
                                                                             433
                                                                         -------
 Printing & Publishing (0.2%):
   1,000   American Bank Note Holographics............................        14
     400   Consolidated Graphics, Inc.(b).............................        23
                                                                         -------
                                                                              37
                                                                         -------
 Resorts & Entertainment (0.5%):
     800   Carnival Cruise Lines......................................        28
     500   Time Warner Inc. ..........................................        53
     600   Vistana, Inc.(b)...........................................         8
                                                                         -------
                                                                              89
                                                                         -------
 Retail Stores (2.5%):
     550   CompUSA, Inc.(b)...........................................         8
      50   Consolidated Stores Corp.(b)...............................         1
     750   Costco Companies, Inc. ....................................        47
   1,000   CVS Corp. .................................................        49
     700   Dayton Hudson Corp. .......................................        32
     700   Family Dollar Stores.......................................        14
     300   Fred's, Inc. ..............................................         4
   1,650   Home Depot, Inc. ..........................................        82
     300   Linens 'N Things, Inc.(b)..................................         9
   1,000   Lowe's Cos.(c).............................................        42
     550   Office Depot, Inc.(b)......................................        18
     500   Renter's Choice, Inc.(b)...................................        12
     200   Ross Stores, Inc. .........................................         7
     300   The Men's Wearhouse, Inc.(b)...............................         8
     500   Wal-Mart...................................................        38
   1,300   Walgreen Co. ..............................................        70
                                                                         -------
                                                                             441
                                                                         -------
 Semiconductors (0.4%):
     100   ATMI, Inc.(b)..............................................         2
     600   Intel Corp. ...............................................        64
     300   Vitesse Semiconductor Corp.(b)(c)..........................        11
                                                                         -------
                                                                              77
                                                                         -------
 Technology (0.4%):
     150   Engineering Animation, Inc.(b).............................         6
     100   Gemstar International Group Limited(b).....................         6
     300   Macrovision Corp.(b).......................................        11
     154   Maxwell Technologies, Inc. ................................         4
     300   Sanmina Corp.(b)...........................................        15

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Conservative Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Common Stocks, continued:
 Technology, continued:
     100   Symbol Technologies, Inc. ................................   $     5
     200   Symix Systems(b)..........................................         4
     200   Uniphase Corp.(b)(c)......................................        11
     400   Visio Corp.(b)............................................        14
                                                                        -------
                                                                             76
                                                                        -------
 Telecommunications - Services & Equipment (2.4%):
   1,000   AirTouch Communications, Inc.(b)..........................        57
     250   Bell South................................................        22
     250   Century Telephone Enterprise..............................        14
   1,200   Cisco Systems, Inc.(b)....................................        90
     200   Comverse(b)...............................................        12
     232   Genesys Telecomm Labs, Inc.(b)(c).........................         7
     250   GTE Corp. ................................................        16
     850   Lucent Technologies, Inc. ................................        73
   1,000   MCI Worldcom, Inc.(b).....................................        59
     200   McLeod USA, Inc.(b).......................................         6
     400   Pacific Gateway Exchange, Inc.(b)(c)......................        18
     300   Qwest Communications International, Inc.(b)...............        12
   1,000   SBC Communications, Inc. .................................        48
     200   World Access, Inc.(b).....................................         4
                                                                        -------
                                                                            438
                                                                        -------
 Wholesale Distribution (0.1%):
   1,300   Brightpoint, Inc.(b)......................................        20
                                                                        -------
 Wholesale Distribution - Pharmaceuticals (0.4%):
     100   Allegiance Corp. .........................................         4
   1,050   Cardinal Health, Inc. ....................................        72
                                                                        -------
                                                                             76
                                                                        -------
  Total Common Stocks                                                     4,169
                                                                        -------
 U.S. Government Agencies (8.6%):
 Federal Home Loan Mortgage Corp. (8.6%):
  $1,600   4.80%, 12/2/98............................................     1,600
                                                                        -------
  Total U.S. Government Agencies                                          1,600
                                                                        -------
 Corporate Bonds (20.9%):
 Financial Services (8.9%):
     200   Associates Corp., 5.75%, 11/1/03..........................       203
     110   Chrysler Financial, 5.69%, 11/15/01.......................       111
     200   Countrywide Home, 6.84%, 10/22/04.........................       206
     500   EQCC Home Equity Loan Trust, 1998-1, A3F, 6.23%, 12/15/12.       502
      30   Ford Motor Credit Co., 6.00%, 1/14/03.....................        31
      45   Franchise Financial Corporation of America, 8.25%,........        46
     175   General Motors Acceptance Corp., 6.38%, 12/1/01...........       179

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Corporate Bonds, continued:
 Financial Services, continued:
   $ 160   Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07..................................................   $   162
     108   Residential Accredit Loans, Inc., Series 1998-Qs14, Class
            A2, 6.50%, 10/25/28......................................       108
     100   Salomon Smith Barney, 6.25%, 1/15/05......................       101
                                                                        -------
                                                                          1,649
                                                                        -------
 Food & Household Products (1.3%):
     250   Nabisco, Inc., 6.38%, 2/1/35..............................       246
                                                                        -------
 Industrial (1.4%):
     249   Amoco Canada, 6.75%, 2/15/05..............................       267
                                                                        -------
 Industrial Goods & Services (7.4%):
     110   Apache Corp., 9.25%, 6/1/02...............................       122
     300   Armstrong World, 6.35%, 8/15/03...........................       310
     280   Azko Noble, 6.00%, 11/15/03...............................       283
     230   Computer Assoc. International, 6.25%, 4/15/03.............       229
     140   Lubrizol Corp., 5.88%, 12/1/08............................       139
      85   Raytheon Co., 5.70%, 11/1/03..............................        85
     125   Ryder Systems, 6.60%, 11/15/05............................       127
      80   Williams Cos., Inc., 6.20%, 8/1/02........................        81
                                                                        -------
                                                                          1,376
                                                                        -------
 Resorts & Entertainment (0.6%):
     105   Time Warner Entertainment, 9.63%, 5/1/02..................       119
                                                                        -------
 Telecommunications - Services & Equipment (1.3%):
     250   Sprint Capital, 5.70%, 11/15/03...........................       251
                                                                        -------
  Total Corporate Bonds                                                   3,908
                                                                        -------
 Asset Backed Securities (2.7%):
      77   Banc One Auto Grantor Trust, 6.27%, 11/20/03..............        78
     200   Discover Card Master Trust, 6.05%, 8/18/08................       204
     220   SAL, Series 1998-Nc7, Class A3, 6.70%, 12/22/03...........       220
                                                                        -------
  Total Asset Backed Securities                                             502
 U.S. Treasury Notes (41.0%):
   2,695   5.75%, 11/15/00(c)........................................     2,753
   2,755   6.25%, 8/31/02............................................     2,903
     100   5.75%, 8/15/03............................................       105
   1,730   6.50%, 10/15/06(c)........................................     1,917
                                                                        -------
  Total U.S. Treasury Notes                                               7,678
                                                                        -------
 Cash Equivalent (3.9%):
     725   Goldman Sachs Financial Square Premium....................       725
                                                                        -------
  Total Cash Equivalent                                                     725
                                                                        -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Conservative Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   -------

 Short Term Securities Held as Collateral (24.8%):
 Repurchase Agreements (24.8%):
  $4,636   Lehman Brothers Triparty Agreement, 5.45%, 12/1/98 (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................   $ 4,636
                                                                      -------
  Total Short Term Securities Held As Collateral                        4,636
                                                                      -------
  Total Investments (Cost $22,359)(a)--124.2%                          23,218
  Liabilities in excess of other assets (24.2)%                        (4,530)
                                                                      -------
  Total Net Assets--100.0%                                            $18,688
                                                                      =======

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation........................................ $ 990
          Unrealized depreciation........................................  (131)
                                                                          -----
          Net unrealized appreciation.................................... $ 859
                                                                          =====

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1998.
(d) Market value is less then $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (43.4%):
 Advertising (0.1%):
    11,050 HA-LO Industries, Inc.(b).................................   $    353
                                                                        --------
 Appliances & Household Products (0.0%):
     5,700 Windmere Durable Holdings.................................         35
                                                                        --------
 Banking (0.8%):
     6,300 First Tennessee National Corp.(c).........................        211
     2,700 Marshall & Ilsley Corp....................................        138
     5,100 Old Kent Financial Corp. .................................        219
     5,500 SouthTrust Corp. .........................................        202
    16,000 State Street Corp.(c).....................................      1,098
     1,800 Union Planters Corp.......................................         86
     4,100 Zions Bancorporation......................................        207
                                                                        --------
                                                                           2,161
                                                                        --------
 Broadcasting & Publishing (0.5%):
    13,600 CanWest Global Communications Corp. ......................        168
     8,100 Citadel Communications(b).................................        194
     7,300 Clear Channel Communications, Inc.........................        341
     8,350 Consolidated Graphics, Inc. ..............................        482
                                                                        --------
                                                                           1,185
                                                                        --------
 Broadcasting/Cable (0.2%):
     4,100 Cablevision Systems(b)(c).................................        170
     6,800 Comcast Corp., Class A....................................        330
                                                                        --------
                                                                             500
                                                                        --------
 Business Services (2.1%):
    12,400 Automatic Data Processing, Inc............................        954
     7,300 Boron Lepore & Associates(b)(c)...........................        224
    12,700 Ceridian Corp.(c).........................................        826
     7,400 Cintas Corp. .............................................        407
     8,200 FYI, Inc..................................................        258
    11,900 Hagler Bailly, Inc.(b)(c).................................        216
     5,800 International Telecommunications Data Systems(b)..........        143
     2,200 Lason, Inc.(b)(c).........................................        135
     5,000 Metzler Group, Inc.(b)....................................        208
    13,550 NCO Group, Inc.(b)........................................        500
     7,700 Nova Corp.(b)(c)..........................................        245
     7,250 Paychex, Inc..............................................        361
     4,500 Pittston Brink's Group....................................        135
     7,000 QRS Corp..................................................        295
     3,900 Robert Half International, Inc............................        183
     5,500 SM&A Corp.(b).............................................         69
    11,400 SunGard Data Systems, Inc.(b).............................        365
                                                                        --------
                                                                           5,524
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued
 Commercial Services (0.2%):
     4,600 Central Parking Corp.(c)..................................   $    135
    12,900 Iron Mountain, Inc.(b)....................................        377
                                                                        --------
                                                                             512
                                                                        --------
 Computer Hardware (0.6%):
     4,500 Apple Computer(b)(c)......................................        144
     3,900 IBM.......................................................        643
    10,650 Insight Enterprises(b)....................................        449
     9,200 Mercury Computer Systems, Inc.(b).........................        205
                                                                        --------
                                                                           1,441
                                                                        --------
 Computer Software & Peripherals (2.7%):
     5,600 Apex PC Solutions, Inc.(b)................................        145
     9,800 Aspen Technologies, Inc.(b)(c)............................        138
    13,300 Axnet Technologies(b).....................................        347
    21,600 BMC Software(b)...........................................      1,102
     2,600 Citrix Systems, Inc.(b)...................................        216
    10,800 Datastream Systems, Inc.(b)...............................        109
    36,400 HBO & Company(c)..........................................        907
     5,800 Infinium Software, Inc.(b)................................         37
     2,300 Lexmark International Group(b)............................        176
    23,500 Microsoft Inc.(b).........................................      2,866
     2,900 Network Appliance, Inc.(b)................................        218
     6,000 New Dimension Software(c).................................        200
     7,300 Pegasystems(b)(c).........................................         48
     5,650 VERITAS Software Corp.(b)(c)..............................        338
     2,400 Wind River System, Inc.(b)(c).............................        112
                                                                        --------
                                                                           6,959
                                                                        --------
 Consumer Goods & Services (1.9%):
    15,400 Clorox Co.(c).............................................      1,710
     5,900 DVI, Inc.(b)..............................................        104
    14,500 Gillette Co...............................................        666
     2,700 Photronics, Inc.(b)(c)....................................         54
    23,900 Procter & Gamble Co.......................................      2,095
     5,500 Unilever..................................................        425
                                                                        --------
                                                                           5,054
                                                                        --------
 Correctional Facilities (0.2%):
    18,600 Wackenhut Corrections Corp.(b)(c).........................        502
                                                                        --------
 Data Processing & Reproduction (0.3%):
    12,550 Deltek Systems, Inc.(b)...................................        221
     6,950 Fiserv, Inc.(b)...........................................        308
     8,200 Sterling Commerce, Inc.(b)(c).............................        297
                                                                        --------
                                                                             826
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                     Security                                Market
  Amount                      Description                               Value
 --------- ----------------------------------------------------      --------
  Common Stocks, continued
 Diversified Operations (1.2%):
    21,200 Bodycote
            International(b)........................................ $    306
    13,100 IMS Health, Inc..........................................      870
    28,500 Tyco International
            Ltd. ...................................................    1,875
                                                                     --------
                                                                        3,051
                                                                     --------
 Educational Services (0.2%):
     6,900 Apollo Group,
            Inc.(b)(c)..............................................      223
    11,450 Sylvan Learning
            Systems, Inc.(b)(c).....................................      332
                                                                     --------
                                                                          555
                                                                     --------
 Electrical & Electronic (1.7%):
    19,200 Emerson Electric.........................................    1,248
    21,700 General Electric Co......................................    1,964
     4,500 Jabil Circuit,
            Inc.(b).................................................      261
         1 Molex, Inc...............................................       --(d)
     6,100 SDL, Inc.(b).............................................      136
     3,700 Solectron Corp.(b)(c)....................................      245
    14,800 Tandy, Inc...............................................      667
                                                                     --------
                                                                        4,521
                                                                     --------
 Environmental Services (0.6%):
    10,000 Allied Waste
            Industries..............................................      204
     7,100 Casella Waste Systems,
            Inc., Series A(b).......................................      222
    24,000 Waste Management,
            Inc.....................................................    1,029
                                                                     --------
                                                                        1,455
                                                                     --------
 Financial Services (2.8%):
    13,400 American Express Co. ....................................    1,341
    19,300 Associates First
            Capital Corp............................................    1,502
    21,525 Concord EFS,
            Inc.(b)(c)..............................................      685
    23,000 Federal Home Loan
            Mortgage Corp. .........................................    1,392
     8,900 Finova Group, Inc........................................      470
    17,700 Franchise Mortgage
            Acceptance Co.(b).......................................      170
     4,100 Healthcare Financial
            Partners, Inc.(b)(c)....................................      135
    65,400 MBNA Corp.(c)............................................    1,484
       518 Waddell & Reed
            Financial--Class A......................................       12
     2,229 Waddell & Reed
            Financial--Class
            B(b)(c).................................................       52
                                                                     --------
                                                                        7,243
                                                                     --------
 Food & Beverage (0.4%):
    15,300 The Coca-Cola Co. .......................................    1,072
                                                                     --------
 Food & Household Products (0.2%):
    10,500 Albertsons, Inc.(c)......................................      599
                                                                     --------
 Food Products & Services (1.2%):
    40,500 BPS Compass Group........................................      434
    10,100 Kroger Co................................................      536
    17,400 NBTY, Inc.(b)............................................      107
    37,300 Safeway, Inc.(b)(c)......................................    1,969
                                                                     --------
                                                                        3,046
                                                                     --------

 Funeral Services (0.8%):
    12,400 Equity Corp. International(b)............................ $    321
    38,600 Service Corp. International(c)...........................    1,442
    12,900 Stewart Enterprises(c)...................................      288
                                                                     --------
                                                                        2,051
                                                                     --------
 Health Care - Services (1.7%):
    11,100 ABR Information Services, Inc.(c)........................      189
    23,800 American Oncology Resources, Inc.(b).....................      266
    10,000 Carematrix Corp.(b)(c)...................................      280
     6,200 Concentra Managed Care, Inc.(b)..........................       73
     5,700 HCR Manor Care, Inc.(b)..................................      181
    14,225 Health Management Assoc.(b)..............................      309
    54,700 HEALTHSOUTH Corp.(b)(c)..................................      734
    17,100 Medquist, Inc.(b)........................................      519
    10,343 NCS Healthcare, Inc.(b)(c)...............................      209
     8,000 Omnicare, Inc.(c)........................................      229
    12,800 Orthodontic Centers of America, Inc.(b)..................      245
     7,600 Parexel International Corp.(b)...........................      198
     3,800 Quintiles Transnational Corp.(b)(c)......................      190
    16,325 Serologicals Corp.(b)....................................      480
     1,300 Sunrise Assisted Living, Inc.............................       56
     7,300 Total Renal Care Holdings, Inc.(b)(c)....................      194
                                                                     --------
                                                                        4,352
                                                                     --------
 Industrial Goods & Services (1.0%):
     6,400 Ecolab, Inc. ............................................      198
    20,600 Monsanto Co..............................................      933
     8,500 MSC Industrial Direct Co.(b).............................      202
    12,600 United Technologies Corp.(c).............................    1,351
                                                                     --------
                                                                        2,684
                                                                     --------
 Insurance (2.6%):
    28,900 Allstate Corp............................................    1,178
    14,525 American International Group, Inc.(c)....................    1,365
    17,900 Annuity and Life Re......................................      454
     9,100 Inspire Insurance Solutions(b)...........................      305
     4,500 Nationwide Financial Services, Inc.......................      217
    35,700 SunAmerica, Inc. ........................................    2,829
     9,100 Torchmark Corp. .........................................      346
                                                                     --------
                                                                        6,694
                                                                     --------
 Manufactured Housing (0.0%):
     6,750 Modtech, Inc.(b).........................................      128
                                                                     --------
 Manufacturing - Consumer Goods (0.4%):
    10,100 Mattel(c)................................................      349
    15,600 Newell Cos., Inc.(c).....................................      690
                                                                      --------
                                                                         1,039
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued
 Medical Equipment & Supplies (0.9%):
     4,000 Biomatrix Inc.(b)(c)......................................   $    194
     6,600 Guidant Corp..............................................        566
     7,200 Henry Schein, Inc.(b).....................................        256
    13,500 Medtronic, Inc............................................        914
     7,500 Molecular Devices Corp.(b)................................        134
     9,000 Quadramed Corp.(b)........................................        216
     4,800 Sabratek Corp.(b)(c)......................................         81
                                                                        --------
                                                                           2,361
                                                                        --------
 Medical-Hospital Services (0.0%):
     2,300 Safeskin Corp.(b).........................................         44
                                                                        --------
 Office Equipment & Services (0.7%):
    10,300 Hewlett-Packard Co.(c)....................................        646
    10,500 Xerox Corp.(c)............................................      1,129
                                                                        --------
                                                                           1,775
                                                                        --------
 Oil & Gas (0.5%):
    21,500 Halliburton Co............................................        632
     6,000 Royal Dutch Petroleum, NY Shares..........................        282
     8,100 Schlumberger Ltd..........................................        362
                                                                        --------
                                                                           1,276
                                                                        --------
 Oilfield Services & Equipment (0.1%):
    10,600 Key Energy Group, Inc.(b).................................         66
    12,200 Omni Energy Services(b)...................................        121
                                                                        --------
                                                                             187
                                                                        --------
 Pharmaceuticals (4.4%):
     1,800 Biogen....................................................        137
     6,600 Bristol Myers Squibb Co...................................        809
    24,400 Eli Lilly & Co............................................      2,187
     8,000 Forest Laboratories(b)....................................        373
    10,900 Johnson & Johnson.........................................        886
    14,700 Jones Pharma Incorporation(c).............................        529
    13,500 King Pharmaceuticals, Inc.(b).............................        203
     5,900 Mylan Laboratories(c).....................................        196
    18,100 Pfizer, Inc...............................................      2,020
    10,000 Pharmacia & Upjohn Inc....................................        521
    11,700 Schering Plough Corp......................................      1,245
    27,100 Warner-Lambert Co.(c).....................................      2,046
     5,600 Watson Pharmaceutical, Inc.(b)............................        302
                                                                        --------
                                                                          11,454
                                                                        --------
 Printing & Publishing (0.1%):
    24,100 American Bank Note Holographics...........................        325
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued
 Rental Equipment Furniture (0.2%):
    12,100 Rental Service Corp.(b)...................................   $    256
    11,400 Renter's Choice, Inc.(b)..................................        275
                                                                        --------
                                                                             531
                                                                        --------
 Resorts & Entertainment (0.9%):
    24,900 Carnival Cruise Lines.....................................        859
    12,000 Time Warner, Inc..........................................      1,269
    14,700 Vistana, Inc.(b)..........................................        208
                                                                        --------
                                                                           2,336
                                                                        --------
 Retail Stores (4.3%):
    14,500 CompUSA, Inc.(b)..........................................        215
     2,700 Consolidated Stores Corp.(b)..............................         58
    19,100 Costco Companies Inc.(c)..................................      1,199
    24,200 CVS Corp. ................................................      1,195
    17,700 Dayton Hudson Corp.(c)....................................        797
    18,800 Family Dollar Stores......................................        377
     9,000 Fred's, Inc...............................................        127
    40,450 Home Depot, Inc. .........................................      2,012
     9,800 Linens 'N Things, Inc.(b).................................        300
    29,400 Lowe's Cos.(c)............................................      1,242
    15,900 Office Depot, Inc.(b)(c)..................................        517
     5,200 Ross Stores, Inc..........................................        189
     6,650 The Men's Wearhouse, Inc.(b)..............................        168
    12,100 Wal-Mart..................................................        911
    33,400 Walgreen Co...............................................      1,793
                                                                        --------
                                                                          11,100
                                                                        --------
 Semiconductors (0.7%):
     3,100 ATMI, Inc.(b).............................................         59
    14,100 Intel Corp. ..............................................      1,518
     7,600 Vitesse Semiconductor Corp.(b)(c).........................        271
                                                                        --------
                                                                           1,848
                                                                        --------
 Technology (0.9%):
     5,200 Engineering Animation, Inc.(b)(c).........................        203
     1,900 Gemstar International Group Ltd.(b).......................        115
     6,700 Macrovision Corp.(b)......................................        244
     5,756 Maxwell Technologies, Inc.................................        153
    13,000 Sanmina Corp.(b)(c).......................................        649
     3,800 Symbol Technologies, Inc..................................        185
     4,700 Symix Systems(b)..........................................         94
     4,800 Uniphase Corp.(b).........................................        260
    12,500 Visio Corp.(b)............................................        442
                                                                        --------
                                                                           2,345
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)


  Shares
    or
 Principal                          Security                          Market
  Amount                           Description                        Value
 --------- -------------------------------------------------------   --------
 Common Stocks, continued

 Telecommunications - Services & Equipment (4.3%):
    24,700 AirTouch Communications, Inc.(b).......................   $  1,413
     7,100 Bell South.............................................        619
     6,700 Century Telephone Enterprise...........................        382
    30,750 Cisco Systems, Inc.(b)(c)..............................      2,318
     4,300 Comverse(b)............................................        247
     6,700 Dycom(b)...............................................        263
     5,821 Genesys Telecomm Labs, Inc.(b).........................        167
     5,400 GTE Corp...............................................        335
    22,700 Lucent Technologies(c).................................      1,954
    22,500 MCI WorldCom, Inc. ....................................      1,328
     5,400 McLeod USA, Inc.(b)(c).................................        167
     9,550 Pacific Gateway Exchange, Inc.(b)(c)...................        427
     7,100 Qwest Communications International(b)..................        284
    26,300 SBC Communications, Inc.(c)............................      1,261
     3,500 World Access, Inc.(b)..................................         71
                                                                     --------
                                                                       11,236
                                                                     --------
 Wholesale Distribution (0.2%):
    39,066 Brightpoint, Inc.(b)...................................        586
                                                                     --------
 Wholesale Distribution - Pharmaceuticals (0.8%):
     2,700 Allegiance.............................................        109
    30,600 Cardinal Health, Inc.(c)...............................      2,100
                                                                     --------
                                                                        2,209
                                                                     --------
   Total Common Stocks                                                113,155
                                                                     --------
 Foreign Common Stocks (9.1%):
 Australia (0.2%):
 Banking (0.1%):
    22,000 National Australia Bank Ltd. ..........................        329
                                                                     --------
 Real Estate (0.1%):
    13,000 Lend Lease Corp. ......................................        318
                                                                     --------
                                                                          647
                                                                     --------
 Belgium (0.3%):
 Diversified Operations (0.1%):
       700 Bel Barco N.V. ........................................        188
                                                                     --------
 Retail Stores/Catalog (0.2%):
       700 Colruyt SA(b)..........................................        546
                                                                     --------
                                                                          734
                                                                     --------
 Canada (0.2%):
 Aerospace/Defense (0.1%):
    15,000 Bombardier, Inc., Class B..............................        196
                                                                     --------
 Computer Software (0.1%):
    13,500 Discreet Logic, Inc.(b)................................        212
                                                                     --------
                                                                          408
                                                                     --------
 Denmark (0.1%):
 Telecommunications (0.1%):
     1,800 Tele Danmark A/S,
            Class B...............................................        202
                                                                     --------
 Finland (0.1%):
 Commercial Services (0.1%):
     9,600 TT Tieto Oy-B Shares...................................        349
                                                                     --------
 France (1.3%):
 Broadcasting & Publishing
  (0.1%):
     2,110 Television Francaise...................................        370
                                                                     --------
 Engineering (0.3%):
     3,840 Altran Technologies SA.................................        895
                                                                     --------
 Industrial Goods & Services
  (0.1%):
       800 L'Air Liquid...........................................        136
                                                                     --------
 Insurance (0.2%):
     4,000 AXA....................................................        518
                                                                     --------
 Machinery & Equipment (0.2%):
     6,200 Sidel SA...............................................        471
                                                                     --------
 Medical Equipment & Supplies
  (0.1%):
       825 Essilor
            International.........................................        322
                                                                     --------
 Retail Stores/Catalog (0.2%):
     3,200 Pinault-Printemps-
            Redoute SA............................................        548
                                                                     --------
 Utilities - Electrical & Gas
  (0.1%):
     2,000 Total SA, B Shares.....................................        249
                                                                     --------
                                                                        3,509
                                                                     --------
 Germany (0.9%):

 Banking (0.2%):
     6,100 BHF Bank AG............................................        242
     6,100 Deutsche Pfandbrief-Und
            Hypothekenbank AG.....................................        505
                                                                     --------
                                                                          747
                                                                     --------
 Diversified Operations (0.2%):
     8,000 Siemens AG(b)..........................................        558
                                                                     --------
 Insurance (0.2%):
     1,100 Allianz AG.............................................        397
                                                                     --------
 Telecommunications (0.3%):
     6,100 Mannesmann AG..........................................        662
                                                                     --------
                                                                        2,364
                                                                     --------
 Greece (0.0%):
 Telecommunications - Services &
  Equipment (0.0%):
         1 Hellenic
            Telecommunication
            Organization(b).......................................         --(d)
                                                                     --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Foreign Common Stocks, continued:
 Hong Kong (0.1%):
 Electronic Components/Instruments (0.1%):
  81,000   Johnson Electric Holdings Ltd. ............................   $   181
                                                                         -------
 Utilities - Electrical & Gas (0.0%):
  96,976   Hong Kong & China Gas Co. Ltd..............................       129
                                                                         -------
                                                                             310
                                                                         -------
 Ireland (0.1%):
 Banking (0.1%):
  12,000   Bank of Ireland............................................       249
                                                                         -------
 Israel (0.0%):
 Computer Software (0.0%):
   4,900   MEMCO Software(b)(c).......................................        65
                                                                         -------
 Italy (0.2%):
 Jewelry (0.1%):
  60,000   Bulgari SpA(b).............................................       329
                                                                         -------
 Telecommunications (0.1%):
  45,000   Telecom Italia Mobile SpA..................................       296
                                                                         -------
                                                                             625
                                                                         -------
 Japan (1.4%):
 Computer Hardware (0.1%):
   4,000   TDK Corp. .................................................       332
                                                                         -------
 Consumer Electronics (0.1%):
   2,500   Sony Corporation...........................................       183
                                                                         -------
 Electronic Components/Instruments (0.1%):
   9,000   Fanuc Co. Ltd..............................................       286
                                                                         -------
 Industrial Goods & Services (0.1%):
  13,000   Bridgestone Corportation...................................       305
                                                                         -------
 Insurance (0.1%):
  19,000   Tokio Marine Fire..........................................       215
                                                                         -------
 Manufacturing - Consumer Goods (0.3%):
  20,000   Canon(b)...................................................       443
   8,000   Fuji Photo Film Ltd. ......................................       299
                                                                         -------
                                                                             742
                                                                         -------
 Pharmaceuticals (0.5%):
  14,000   Sankyo Co. Ltd.(b).........................................       319
  23,000   Takeda Chemical Industries.................................       776
                                                                         -------
                                                                           1,095
                                                                         -------
 Retail - Food & Drug (0.1%):
  10,000   Matsumotokiyoshi...........................................       386
                                                                         -------
                                                                           3,544
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Foreign Common Stocks, continued:
 Mexico (0.0%):
 Beverages & Tobacco (0.0%):
       40  Fomento Economico ADR......................................   $     1
                                                                         -------
 Netherlands (0.7%):
 Broadcasting & Publishing (0.2%):
    4,400  Wolters Kluwer NV..........................................       841
                                                                         -------
 Commercial Services (0.2%):
    9,144  Getronics NV...............................................       401
                                                                         -------
 Insurance (0.1%):
    2,700  ING Groep NV...............................................       155
                                                                         -------
 Office Equipment & Services (0.2%):
   15,210  Oce NV.....................................................       536
                                                                         -------
                                                                           1,933
                                                                         -------
 Portugal (0.2%):
 Telecommunications (0.2%):
   11,000  Portugal Telecom, SA ADR...................................       485
                                                                         -------
 Spain (0.5%):
 Apparel/Shoes (0.1%):
    9,000  Cortefiel SA(b)............................................       235
                                                                         -------
 Beverages & Tobacco (0.1%):
   15,000  Tabacalera SA(b)...........................................       372
                                                                         -------
 Telecommunications - Services & Equipment (0.1%):
    7,300  Telefonica SA..............................................       344
                                                                         -------
 Utilities - Eletrical & Gas (0.2%):
   14,500  Endesa SA..................................................       379
                                                                         -------
                                                                           1,330
                                                                         -------
 Sweden (0.4%):
 Metals (0.1%):
    3,300  Assa Abloy AB-Series B.....................................       132
                                                                         -------
 Telecommunications (0.3%):
    8,200  Nokia Corp., ADR...........................................       804
                                                                         -------
                                                                             936
                                                                         -------
 Switzerland (1.0%):
 Food Products & Services (0.3%):
      345  Nestle SA(b)...............................................       719
                                                                         -------
 Insurance (0.2%):
      250  Swiss Reinsurance Co. .....................................       634
                                                                         -------
 Pharmaceuticals (0.5%):
      300  Novartis AG................................................       565
       50  Roche Holdings AG..........................................       589
                                                                         -------
                                                                           1,154
                                                                         -------
                                                                           2,507
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Foreign Common Stocks, continued:
 United Kingdom (1.4%):
 Aerospace/Defense (0.3%):
   55,666  British Aerospace PLC......................................   $   483
   21,310  Cobham PLC(b)..............................................       299
                                                                         -------
                                                                             782
                                                                         -------
 Banking (0.2%):
   21,000  Abbey National PLC.........................................       421
                                                                         -------
 Commercial Services (0.2%):
   76,285  Logica PLC(b)..............................................       554
                                                                         -------
 Engineering (0.1%):
   96,000  Siebe PLC..................................................       345
                                                                         -------
 Oil & Gas Exploration, Production & Services (0.2%):
   28,000  British Petroleum Co. PLC..................................       437
                                                                         -------
 Pharmaceuticals (0.2%):
   19,000  Glaxo Wellcome PLC.........................................       603
                                                                         -------
 Utilities - Electrical & Gas (0.32%):
   50,000  National Grid Group PLC....................................       396
                                                                         -------
                                                                           3,538
                                                                         -------
  Total Foreign Common Stocks                                             23,736
                                                                         -------
 Preferred Stocks (0.2%):
 Germany (0.2%):
 Computer Software (0.2%):
    1,020  SAP AG.....................................................       533
                                                                         -------
  Total Preferred Stocks                                                     533
                                                                         -------
 Government Obligations (26.1%):
 Federal National Mortgage Association (8.5%):
 $  1,220  4.30%, 12/10/98............................................     1,219
    5,182  7.00%, 9/1/27..............................................     5,294
    2,255  6.50%, 11/1/27.............................................     2,272
    3,778  6.00%, 7/1/28..............................................     3,732
    2,491  6.00%, 8/1/28..............................................     2,460
    3,407  6.50%, 8/1/28..............................................     3,432
    2,493  6.50%, 8/1/28..............................................     2,512
    1,220  6.5%, 11/15/28.............................................     1,228
                                                                         -------
                                                                          22,149
                                                                         -------
 Government National Mortgage Association (3.0%):
      747  6.50%, 9/15/23.............................................       755
      813  6.50%, 12/15/23............................................       822
    6,139  7.50%, 8/15/25.............................................     6,352
                                                                         -------
                                                                           7,929
                                                                         -------

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Government Obligations, continued:
 U.S. Treasury Bonds (5.0%):
 $ 11,480  6.25%, 8/15/23(c).........................................   $12,937
      175  6.38%, 8/15/27(c).........................................       203
                                                                        -------
                                                                         13,140
                                                                        -------
 U.S. Treasury Notes (9.6%):
    7,795  5.75%, 11/15/00(c)........................................     7,962
    7,530  5.75%, 8/15/03(c).........................................     7,873
    8,045  6.50%, 10/15/06(c)........................................     8,916
                                                                        -------
                                                                         24,751
                                                                        -------
  Total Government Obligations                                           67,969
                                                                        -------
 Mortgaged Backed Securities (1.9%):
    1,750  PNC, Series 98-7, Class A5, 6.75%, 9/25/28................     1,747
    3,170  Sequoia Trust, Series 3A, 6.35%, 9/25/25..................     3,172
                                                                        -------
  Total Mortgage Backed Securities                                        4,919
                                                                        -------
 Corporate Bonds (12.7%):
 Consumer Goods & Services (0.6%):
    1,650  American Greetings, 6.10%, 8/1/28.........................     1,685
                                                                        -------
 Financial Services (4.6%):
      800  Associates Corp., 6.25%, 11/1/08..........................       825
    2,740  Countrywide Home, 6.84%, 10/22/04.........................     2,825
      550  ERAC USA Finance Co., 6.35%, 1/15/01......................       559
    1,200  Ford Motor Credit Co. (c), 6.00%, 1/14/03.................     1,230
      650  Franchise Financial Corporation of America, 8.25%.........       663
    1,660  Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07..................................................     1,685
    1,243  Residential Accredit Loans, Inc., Series 1998-Qs14, Class
            A2, 6.50%, 10/25/28......................................     1,237
    2,500  Salomon Smith Barney, 6.25%, 1/15/05......................     2,515
      130  Sasco 1996, Series 6 C, 7.50%, 8/25/26....................       131
                                                                        -------
                                                                         11,670
                                                                        -------
 Food & Household Products (1.0%):
    2,750  Nabisco, Inc., 6.38%, 2/1/35..............................     2,709
                                                                        -------
 Foreign Governments (1.1%):
    2,550  Providence of Saskatchewan, 8.00%, 7/15/04................     2,875
                                                                        -------
 Industrial Goods & Services (3.7%):
    2,890  Armstrong World, 6.50%, 8/15/05...........................     2,995
    1,100  Azko Noble Corporate Bond, 6.00%, 11/15/03................     1,111
    3,700  Computer Assoc. International, 6.25%, 4/15/03.............     3,691
      710  Raytheon Co., 5.70%, 11/01/03.............................       711
    1,000  Williams Cos., Inc., 6.20%, 8/1/02........................     1,016
                                                                        -------
                                                                          9,524
                                                                        -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Balanced Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Corporate Bonds, continued:
 Resorts & Entertainment (0.8%):
  $1,850   Time Warner Entertainment, 9.63%, 5/1/02...................   $ 2,091
                                                                         -------
 Telecommunications - Services & Equipment (0.9%):
     910   Sprint Capital Corporate Bond, 5.70%, 11/15/03.............       912
   1,410   Sprint Capital Corporate Bond, 6.88%, 11/15/28.............     1,486
                                                                         -------
                                                                           2,398
                                                                         -------
  Total Corporate Bonds                                                   32,952
                                                                         -------
 Convertible Bonds (0.5%):
 Financial Services (0.5%):
   1,350   EOP Operating Limited Partnership, 6.63%, 2/15/05..........     1,333
                                                                         -------
  Total Convertible Bonds                                                  1,333
                                                                         -------
 Asset Backed Securities (3.6%):
   1,797   Banc One Auto Grantor Trust, 6.27%, 11/20/03...............     1,821
   2,450   Discover Card Master Trust, 6.05%, 8/18/08.................     2,498
   3,920   General Electric Corp., Series A3, 6.18%, 6/25/15..........     3,925
      46   Lehman Federal Housing Administration, 6.78%, 3/25/08......        47
   1,050   Saxon Series 98-4, Class A4, 6.40%, 5/25/26................     1,050
                                                                         -------
  Total Asset Backed Securities                                            9,341
                                                                         -------
 Cash Equivalents (2.8%):
   7,306   Goldman Sachs Financial Square Premium.....................     7,306
                                                                         -------
  Total Cash Equivalents                                                   7,306
                                                                         -------

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Short Term Securities Held as Collateral (23.1%):
 Certificate of Deposit (3.8%):
  $10,000  Morgan Guaranty Trust Co. of New York, 5.14%, 1/28/98...   $ 10,000
                                                                      --------
 Commercial Paper (4.6%):
   12,000  Kaiser Foundation Hospital, 5.65%, 12/1/98..............     11,998
                                                                      --------
 Floating Rate Note (3.8%):
   10,000  Merrill Lynch, 5.02%, 10/4/99...........................     10,000
                                                                      --------
 Repurchase Agreements (10.9%):
   28,102  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................     28,102
                                                                      --------
  Total Short Term Securities Held As Collateral                        60,100
                                                                      --------
  Total Investments (Cost $284,944)(a)--123.4%                         321,344
  Liabilities in excess of other assets (23.4)%                        (60,962)
                                                                      --------
  Total Net Assets--100.0%                                            $260,382
                                                                      ========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation...................................... $41,453
          Unrealized depreciation......................................  (5,053)
                                                                        -------
          Net unrealized appreciation.................................. $36,400
                                                                        =======

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1998.
(d) Market value is less than $1,000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks (55.9%):
 Advertising (0.2%):
   1,600   HA-LO Industries, Inc.(b)...................................  $    51
                                                                         -------
 Appliances & Household Products (0.0%):
     900   Windmere Durable Holdings...................................        6
                                                                         -------
 Banking (1.3%):
   1,400   First Tennessee National Corp.(c)...........................       47
     600   Marshall & Ilsley Corp. ....................................       31
   1,150   Old Kent Financial Corp. ...................................       49
   1,200   Southtrust Corp. ...........................................       44
   2,200   State Street Corp.(c).......................................      151
     400   Union Planters Corp. .......................................       19
     900   Zions Bancorporation........................................       45
                                                                         -------
                                                                             386
                                                                         -------
 Broadcasting & Publishing (0.6%):
   1,900   CanWest Global Communications Corp. ........................       24
   1,200   Citadel Communications(b)...................................       29
   1,000   Clear Channel Communications, Inc. .........................       47
   1,300   Consolidated Graphics, Inc.(b)..............................       74
                                                                         -------
                                                                             174
                                                                         -------
 Broadcasting/Cable (0.2%):
     550   Cablevision Systems(b)......................................       23
   1,000   Comcast Corporation.........................................       48
                                                                         -------
                                                                              71
                                                                         -------
 Business Services (2.9%):
   2,200   Automatic Data Processing, Inc. ............................      170
   1,100   Boron Lepore & Associates(b)(c).............................       34
   1,900   Ceridian Corp.(c)...........................................      124
   1,000   Cintas Corp. ...............................................       55
   1,300   FYI, Inc. ..................................................       41
   1,800   Hagler Bailly, Inc.(b)(c)...................................       33
     850   International Telecommunications Data Systems(b)............       21
     350   Lason, Inc.(b)(c)...........................................       21
     800   Metzler Group, Inc.(b)......................................       33
   2,100   NCO Group, Inc.(b)..........................................       77
   1,200   Nova Corp.(b)(c)............................................       38
   1,025   Paychex, Inc. ..............................................       51
   1,000   Pittston Brink's Group......................................       30
   1,100   QRS Corp. ..................................................       46
     500   Robert Half International, Inc. ............................       24
     800   SM&A Corp.(b)...............................................       10
   1,600   SunGard Data Systems, Inc.(b)...............................       51
                                                                         -------
                                                                             859
                                                                         -------
 Chemicals (0.5%):
   3,000   Monsanto Co. ...............................................      136
                                                                         -------

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks, continued:
 Commercial Services (0.3%):
     600   Central Parking Corp. ......................................  $    18
   2,000   Iron Mountain, Inc.(b)......................................       58
                                                                         -------
                                                                              76
                                                                         -------
 Computer Hardware (0.8%):
     900   Apex PC Solutions, Inc.(b)..................................       23
     600   Apple Computer(b)(c)........................................       19
     600   IBM.........................................................       99
   1,675   Insight Enterprises(b)......................................       71
   1,500   Mercury Computer Systems, Inc.(b)...........................       33
                                                                         -------
                                                                             245
                                                                         -------
 Computer Services (0.0%):
     300   Photronics, Inc.(b)(c)......................................        6
                                                                         -------
 Computer Software & Peripherals (3.6%):
   1,450   Aspen Technologies, Inc.(b)(c)..............................       20
   2,100   Axnet Technologies(b).......................................       55
   3,450   BMC Software(b)(c)..........................................      176
     400   Citrix Systems, Inc.(b).....................................       33
   1,600   Datastream Systems, Inc.(b).................................       16
   5,500   HBO & Company(c)............................................      137
     900   Infinium Software, Inc.(b)..................................        6
     350   Lexmark International Group(b)..............................       27
   3,500   Microsoft, Inc.(b)..........................................      426
     650   Network Appliance, Inc.(b)..................................       49
     950   New Dimension Software(c)...................................       32
   1,100   Pegasystems(b)(c)...........................................        7
   1,400   Quadramed Corp.(b)(c).......................................       34
     750   VERITAS Software Corp.(b)...................................       45
     550   Wind River System, Inc.(b)(c)...............................       26
                                                                         -------
                                                                           1,089
                                                                         -------
 Consumer Goods & Services (2.3%):
   2,000   Clorox Co. .................................................      222
     900   DVI, Inc.(b)................................................       16
   1,800   Gillette Co. ...............................................       83
   3,000   Procter & Gamble Co. .......................................      263
   1,100   Unilever....................................................       85
                                                                         -------
                                                                             669
                                                                         -------
 Correctional Facilities (0.3%):
   2,800   Wackenhut Corrections Corp.(b)..............................       76
                                                                         -------
 Data Processing & Reproduction (0.6%):
   1,900   Deltek Systems, Inc.(b).....................................       33
     950   Fiserv, Inc.(b).............................................       42
   1,350   INSpire Insurance Solutions(b)..............................       45
   1,200   Sterling Commerce, Inc.(b)(c)...............................       44
                                                                         -------
                                                                             164
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks, continued:
 Diversified Operations (1.7%):
   5,300   Bodycote International(b)...................................  $    78
   2,000   IMS Health, Inc. ...........................................      133
   4,400   Tyco International Ltd. ....................................      289
                                                                         -------
                                                                             500
                                                                         -------
 Educational Services (0.3%):
     975   Apollo Group, Inc.(b)(c)....................................       31
   1,600   Sylvan Learning Systems, Inc.(b)............................       47
                                                                         -------
                                                                              78
                                                                         -------
 Electrical & Electronic (2.3%):
   2,700   Emerson Electric............................................      176
   3,000   General Electric Co. .......................................      271
   1,000   Jabil Circuit, Inc.(b)......................................       58
     900   SDL, Inc.(b)................................................       20
     800   Solectron Corp.(b)(c).......................................       53
   2,200   Tandy, Inc. ................................................       99
                                                                         -------
                                                                             677
                                                                         -------
 Environmental Services (0.7%):
   1,400   Allied Waste Industries(b)..................................       29
   1,100   Casella Waste Systems, Inc., Series A(b)....................       34
   3,400   Waste Management, Inc. .....................................      146
                                                                         -------
                                                                             209
                                                                         -------
 Financial Services (3.0%):
   1,500   American Express Co. .......................................      150
   2,200   Associates First Capital Corp. .............................      171
   3,100   Concord EFS, Inc.(b)........................................       99
   1,300   Finova Group, Inc. .........................................       69
   2,750   Franchise Mortgage Acceptance Co.(b)........................       26
   3,600   Freddie Mac.................................................      218
   7,500   MBNA Corp.(c)...............................................      170
      74   Waddell & Reed Financial--Class A...........................        2
     318   Waddell & Reed Financial--Class B(b)(c).....................        7
                                                                         -------
                                                                             912
                                                                         -------
 Food & Beverage (0.5%):
   2,100   The Coca-Cola Co. ..........................................      147
                                                                         -------
 Food & Household Products (0.2%):
   1,000   Albertsons, Inc.(c).........................................       57
                                                                         -------
 Food Products & Services (1.3%):
   1,500   Kroger Co. .................................................       80
   2,500   NBTY, Inc.(b)...............................................       15
   5,500   Safeway, Inc.(b)(c).........................................      290
                                                                         -------
                                                                             385
                                                                         -------

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks, continued:
 Funeral Services (1.0%):
   1,900   Equity Corp. International(b)...............................  $    49
   5,700   Service Corp. International.................................      213
   1,800   Stewart Enterprises(c)......................................       40
                                                                         -------
                                                                             302
                                                                         -------
 Health Care - Services (2.3%):
   1,700   ABR Information Services, Inc.(c)...........................       29
   3,700   American Oncology Resources, Inc.(b)........................       41
   1,500   Carematrix Corp.(b)(c)......................................       42
     900   Concentra Managed Care, Inc.(b).............................       11
     800   HCR Manor Care, Inc.(b).....................................       25
   2,025   Health Management Assoc.(b).................................       44
     600   Healthcare Financial Partners, Inc.(b)......................       20
   8,100   HEALTHSOUTH Corp.(b)........................................      109
   2,650   Medquist, Inc.(b)...........................................       80
   1,542   NCS Healthcare, Inc.(b).....................................       31
   1,100   Omnicare, Inc.(c)...........................................       31
   2,000   Orthodontic Centers of America, Inc.(b).....................       38
   1,250   Parexel International Corp.(b)..............................       33
     500   Quintiles Transnational Corp.(b)(c).........................       25
   2,475   Serologicals Corp.(b).......................................       73
     200   Sunrise Assisted Living, Inc.(b)............................        9
   1,000   Total Renal Care Holdings, Inc.(b)(c).......................       27
                                                                         -------
                                                                             668
                                                                         -------
 Industrial Goods & Services (1.0%):
   1,000   Dycom(b)....................................................       39
   1,400   Ecolab, Inc. ...............................................       43
   1,200   MSC Industrial Direct Co. ..................................       29
   1,700   United Technologies Corp.(c)................................      182
                                                                         -------
                                                                             293
                                                                         -------
 Insurance (2.7%):
   3,600   Allstate Corp. .............................................      147
   2,000   American International Group, Inc.(c).......................      188
   2,700   Annuity and Life Re.........................................       69
     600   Nationwide Financial Services, Inc. ........................       29
   4,200   SunAmerica, Inc. ...........................................      332
   1,300   Torchmark Corp. ............................................       49
                                                                         -------
                                                                             814
                                                                         -------
 Manufactured Housing (0.1%):
   1,000   Modtech, Inc.(b)............................................       19
                                                                         -------
 Manufacturing - Consumer Goods (0.5%):
   1,500   Mattel(c)...................................................       52
   2,250   Newell Cos., Inc. ..........................................       99
                                                                         -------
                                                                             151
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks, continued:
 Medical Equipment & Supplies (1.0%):
     600   Biomatrix, Inc.(b)..........................................  $    29
     800   Guidant Corp. ..............................................       69
   1,000   Henry Schein, Inc.(b).......................................       36
   2,000   Medtronic, Inc. ............................................      134
   1,100   Molecular Devices Corp.(b)..................................       20
     700   Sabratek Corp.(b)(c)........................................       12
                                                                         -------
                                                                             300
                                                                         -------
 Medical-Hospital Services (0.0%):
     350   Safeskin Corp.(b)...........................................        7
                                                                         -------
 Office Equipment & Services (0.9%):
   1,700   Hewlett-Packard Co.(c)......................................      107
   1,400   Xerox Corp. ................................................      150
                                                                         -------
                                                                             257
                                                                         -------
 Oil & Gas (0.7%):
   3,200   Halliburton Co. ............................................       94
   1,200   Royal Dutch Petroleum, Ny Shares............................       56
   1,200   Schlumberger Ltd. ..........................................       54
                                                                         -------
                                                                             204
                                                                         -------
 Oilfield Services & Equipment (0.1%):
   1,650   Key Energy Group, Inc.(b)...................................       10
   1,900   Omni Energy Services(b).....................................       19
                                                                         -------
                                                                              29
                                                                         -------
 Pharmaceuticals (5.8%):
     300   Biogen......................................................       23
   1,000   Bristol Myers Squibb Co.....................................      123
   3,700   Eli Lilly & Co. ............................................      332
   1,100   Forest Laboratories(b)......................................       51
   1,600   Johnson & Johnson...........................................      130
   2,300   Jones Medical Industries, Inc.(c)...........................       83
   2,100   King Pharmaceuticals, Inc.(b)...............................       32
   1,300   Mylan Laboratories(c).......................................       43
   2,600   Pfizer, Inc. ...............................................      290
   2,000   Pharmacia & Upjohn, Inc. ...................................      104
   1,700   Schering Plough Corp. ......................................      181
   4,100   Warner-Lambert Co. .........................................      310
     750   Watson Pharmaceutical, Inc.(b)..............................       40
                                                                         -------
                                                                           1,742
                                                                         -------
 Printing & Publishing (0.2%):
   3,700   American Bank Note Holographics(b)..........................       50
                                                                         -------
 Rental Equipment Furniture (0.3%):
   1,850   Rental Service Corp.(b).....................................       39
   1,700   Renter's Choice, Inc.(b)....................................       41
                                                                         -------
                                                                              80
                                                                         -------

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Common Stocks, continued:
 Resorts & Entertainment (1.1%):
   3,200   Carnival Cruise Lines.......................................  $   110
   1,800   Time Warner Inc. ...........................................      191
   2,300   Vistana, Inc.(b)............................................       32
                                                                         -------
                                                                             333
                                                                         -------
 Retail Stores (5.4%):
   2,000   CompUSA, Inc.(b)............................................       30
     400   Consolidated Stores(b)......................................        9
   3,000   Costco Companies, Inc. .....................................      188
   3,600   CVS Corp. ..................................................      178
   2,700   Dayton Hudson Corp.(c)......................................      122
   2,600   Family Dollar Stores........................................       52
   1,400   Fred's, Inc. ...............................................       20
   6,100   Home Depot, Inc. ...........................................      302
   1,400   Linens 'N Things, Inc.(b)...................................       43
   3,900   Lowe's Cos.(c)..............................................      165
   2,200   Office Depot, Inc.(b)(c)....................................       72
     700   Ross Stores, Inc. ..........................................       25
     975   The Men's Wearhouse, Inc.(b)................................       25
   1,800   Wal-Mart....................................................      136
   5,000   Walgreen Co. ...............................................      267
                                                                         -------
                                                                           1,634
                                                                         -------
 Semiconductors (1.0%):
     400   ATMI, Inc.(b)...............................................        8
   2,200   Intel Corp. ................................................      237
   1,100   Vitesse Semiconductor Corp.(b)(c)...........................       39
                                                                         -------
                                                                             284
                                                                         -------
 Technology (1.2%):
     750   Engineering Animation, Inc.(b)(c)...........................       29
     300   Gemstar International Group Limited(b)......................       18
   1,000   Macrovision Corp.(b)........................................       36
     769   Maxwell Technologies, Inc. .................................       20
   1,900   Sanmina Corp.(b)(c).........................................       96
     500   Symbol Technologies, Inc. ..................................       24
     700   Symix Systems(b)............................................       14
     700   Uniphase Corp.(b)...........................................       38
   1,900   Visio Corp.(b)..............................................       68
                                                                         -------
                                                                             343
                                                                         -------
 Telecommunications - Services & Equipment (5.6%):
   3,650   AirTouch Communications, Inc.(b)............................      209
   1,000   Bell South..................................................       87
     950   Century Telephone Enterprise................................       54
   4,650   Cisco Systems, Inc.(b)......................................      351
     600   Comverse(b).................................................       35
     874   Genesys Telecomm Labs, Inc.(b)(c)...........................       25
     700   GTE Corp. ..................................................       43

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation fund
(Amounts in Thousands, except Shares) (Unaudited)


 Shares or
 Principal                           Security                         Market
  Amount                            Description                        Value
 --------- ---------------------------------------------------------  -------
 Common Stocks, continued:

 Telecommunications - Services & Equipment, continued:
   3,400   Lucent Technologies......................................  $   293
   3,600   MCI Worldcom, Inc.(b)....................................      212
     800   McLeod USA, Inc.(b)......................................       25
   1,500   Pacific Gateway Exchange, Inc.(b)(c).....................       67
   1,000   Qwest Communications International(b)....................       40
   4,800   SBC Communications, Inc. ................................      230
     500   World Access, Inc.(b)....................................       10
                                                                      -------
                                                                        1,681
                                                                      -------
 Wholesale Distribution (0.3%):
   6,200   Brightpoint, Inc.(b).....................................       93
                                                                      -------
 Wholesale Distribution - Pharmaceuticals (1.1%):
     400   Allegiance...............................................       16
   4,350   Cardinal Health, Inc. ...................................      299
                                                                      -------
                                                                          315
                                                                      -------
  Total Common Stocks                                                  16,572
                                                                      -------
 Foreign Common Stocks (16.8%):
 Australia (0.4%):
 Banking (0.2%):
   4,500   National Australia Bank Ltd. ............................       67
                                                                      -------
 Real Estate (0.2%):
   2,600   Lend Lease Corp. Ltd.(b).................................       64
                                                                      -------
                                                                          131
                                                                      -------
 Belgium (0.6%):
 Diversified Operations (0.1%):
     150   Barco N.V. ..............................................       40
                                                                      -------
 Retail Stores/Catalog (0.5%):
     175   Colrayt SA...............................................      137
                                                                      -------
                                                                          177
                                                                      -------
 Canada (0.3%):
 Aerospace/Defense (0.2%):
   3,400   Bombardier, Inc. Class B.................................       44
                                                                      -------
 Computer Software (0.1%):
   2,100   Discreet Logic, Inc.(b)..................................       33
                                                                      -------
                                                                           77
                                                                      -------
 Denmark (0.1%):
 Telecommunications (0.1%):
     350   Tele Danmark A/S-B.......................................       39
                                                                      -------
 Finland (0.6%):
 Commercial Services (0.3%):
   2,100   TT Tieto Oy-B Shares(b)..................................       76
                                                                      -------
 Telecommunications (0.3%):
   1,000   Nokia Corp., ADR.........................................       98
                                                                      -------
                                                                          174
                                                                      -------
 France (2.6%):
 Broadcasting & Publishing (0.3%):
     530   Television Francaise.....................................       93
                                                                      -------
 Engineering (0.5%):
     580   Altran Technologies
            SA......................................................      135
                                                                      -------
 Industrial Goods & Services
 (0.1%):
     165   L'Air Liquid.............................................       28
                                                                      -------
 Insurance (0.4%):
     800   AXA......................................................      104
                                                                      -------
 Machinery & Equipment (0.4%):
   1,600   Sidel SA.................................................      122
                                                                      -------
 Medical Equipment & Supplies
 (0.3%):
     215   Essilor International....................................       84
                                                                      -------
 Retail Stores/Catalog (0.4%):
     825   Pinault-Printemps-Redo SA................................      140
                                                                      -------
 Utilities - Eletrical & Gas
 (0.2%):
     400   Total SA, B Shares.......................................       50
                                                                      -------
                                                                          756
                                                                      -------
 Germany (1.6%):
 Banking (0.6%):
   1,200   BHF Bank AG..............................................       48
   1,500   Deutsche Pfandbrief-Und Hypothekenbank
            AG......................................................      124
                                                                      -------
                                                                          172
                                                                      -------
 Diversified Operations (0.4%):
   1,550   Siemens AG...............................................      108
                                                                      -------
 Insurance (0.2%):
     200   Allianz AG...............................................       72
                                                                      -------
 Telecommunications (0.4%):
   1,200   Mannesmann AG............................................      130
                                                                      -------
                                                                          482
                                                                      -------
 Greece (0.0%):
 Telecommunications - Services &
 Equipment (0.0%):
       1   Hellenic
            Telecommunication
            Organization............................................       --(d)
                                                                      -------
 Hong Kong (0.3%):
 Electrical & Electronic (0.2%):
  21,000   Johnson Electric
            Holdings Ltd. ..........................................       47
                                                                      -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Foreign Common Stocks, continued:
 Hong Kong, continued:
 Utilities - Eletrical & Gas (0.1%):
  25,300   Hong Kong & China Gas Co. Ltd.(b)...........................  $    34
                                                                         -------
                                                                              81
                                                                         -------
 Ireland (0.2%):
 Banking (0.2%):
   2,500   Bank of Ireland.............................................       52
                                                                         -------
 Israel (0.0%):
 Computer Software (0.0%):
     800   MEMCO Software(b)(c)........................................       11
                                                                         -------
 Italy (0.5%):
 Jewelry (0.2%):
  13,200   Bulgari SpA.................................................       73
                                                                         -------
 Telecommunications (0.3%):
  12,000   Telecom Italia Mobile SpA...................................       78
                                                                         -------
                                                                             151
                                                                         -------
 Japan (2.8%):
 Computer Hardware (0.3%):
   1,000   TDK Corp. ..................................................       83
                                                                         -------
 Consumer Electronics (0.1%):
     600   Sony Corp. .................................................       44
                                                                         -------
 Electronic Components/Instruments (0.2%):
   2,300   Fanuc Co. Ltd ..............................................       73
                                                                         -------
 Industrial Goods & Services (0.2%):
   3,000   Bridgestone Corporation.....................................       70
                                                                         -------
 Insurance (0.2%):
   4,000   Tokio Marine & Fire Insurance Co. Ltd. .....................       45
                                                                         -------
 Manufacturing - Consumer Goods (0.6%):
   5,000   Canon.......................................................      111
   2,000   Fuji Photo Film Ltd. .......................................       75
                                                                         -------
                                                                             186
                                                                         -------
 Pharmaceuticals (0.9%):
   4,000   Sankyo Co. Ltd. ............................................       91
   4,000   Takeda Chemical Industries(b)...............................      136
                                                                         -------
                                                                             227
                                                                         -------
 Retail - Food and Drug (0.3%):
   2,500   Matsumotokiyoshi............................................       96
                                                                         -------
                                                                             824
                                                                         -------
 Netherlands (1.0%):
 Broadcasting & Publishing (0.4%):
     550   Wolters Kluwer NV...........................................      106
                                                                         -------

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 Foreign Common Stocks, continued:
 Netherlands, continued:
 Commercial Services (0.3%):
   2,109   Getronics NV................................................  $    92
                                                                         -------
 Insurance (0.1%):
       1   ING Groep NV................................................       32
                                                                         -------
 Office Equipment & Services (0.2%):
   2,000   Oce NV(b)...................................................       70
                                                                         -------
                                                                             300
                                                                         -------
 Portugal (0.2%):
 Telecommunications (0.2%):
   1,500   Portugal Telecom, SA ADR....................................       66
                                                                         -------
 Spain (1.0%):
 Apparel/Shoes (0.2%):
   2,400   Cortefiel SA(b).............................................       63
                                                                         -------
 Beverages & Tobacco (0.3%):
   3,800   Tabacalera SA(b)............................................       94
                                                                         -------
 Gas & Electric Utility (0.3%):
   2,900   Endesa SA...................................................       76
                                                                         -------
 Telecommunications - Services & Equipment (0.2%):
   1,490   Telefonica SA...............................................       70
                                                                         -------
                                                                             303
                                                                         -------
 Sweden (0.1%):
 Metals (0.1%):
     750   Assa Abloy AB, Series B.....................................       30
                                                                         -------
 Switzerland (1.6%):
 Food Products & Services (0.4%):
      50   Nestle SA...................................................      104
                                                                         -------
 Insurance (0.4%):
      50   Swiss Reinsurance Co. ......................................      127
                                                                         -------
 Pharmaceuticals (0.8%):
      60   Novartis AG.................................................      113
      10   Roche Holdings AG...........................................      118
                                                                         -------
                                                                             231
                                                                         -------
                                                                             462
                                                                         -------
 United Kingdom (2.9%):
 Aerospace/Defense (0.6%):
  10,868   British Aerospace PLC.......................................       94
   5,420   Cobham PLC(b)...............................................       76
                                                                         -------
                                                                             170
                                                                         -------
 Banking (0.3%):
   4,500   Abbey National PLC..........................................       90
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                           Market
  Amount                           Description                           Value
 --------- -----------------------------------------------------------  -------

 Foreign Common Stocks, continued:
 United Kingdom, continued:
 Commercial Services (0.5%):
   19,645  Logica PLC(b)..............................................  $   143
                                                                        -------
 Engineering (0.2%):
   16,000  Siebe PLC..................................................       58
                                                                        -------
 Food Products & Services (0.3%):
    8,000  Compass Group(b)...........................................       86
                                                                        -------
 Health & Personal Care (0.4%):
    4,000  Glaxo Holdings PLC.........................................      127
                                                                        -------
 Utilities - Electrical & Gas (0.6%):
    6,000  British Petroleum Co. PLC..................................       94
   10,000  National Grid Group PLC....................................       79
                                                                        -------
                                                                            173
                                                                        -------
                                                                            847
                                                                        -------
  Total Foreign Common Stocks                                             4,963
                                                                        -------
 Preferred Stocks (0.4%):
 Germany (0.4%):
 Computer Software (0.4%):
      205  SAP AG.....................................................      107
                                                                        -------
  Total Preferred Stocks                                                    107
                                                                        -------
 Government Obligations (0.4%):
 Federal National Mortgage Assoc. (0.4%):
 $    130  6.50%, 11/15/28............................................      131
                                                                        -------
  Total Government Obligations                                              131
                                                                        -------
 Corporate Bonds (10.0%):
 Banking (0.4%):
      125  PNC, Series 98-7, Class A5, 6.75%, 9/25/28.................      125
                                                                        -------
 Consumer Goods & Services (0.3%):
      100  American Greetings, 6.10%, 8/1/28..........................      102
                                                                        -------
 Electrical & Electronic (0.9%):
      270  General Electric Corp., Series A3, 6.18%, 6/25/15..........      270
                                                                        -------
 Financial Services (4.2%):
      250  Associates Corp., 5.75%, 11/1/03...........................      254
      250  Countrywide Home, 6.84%, 10/22/04..........................      259
      150  Ford Motor Credit Co., 6.00%, 1/14/03(c)...................      154
       20  Franchise Financial Corporation Of America, 8.25%,.........       20
       79  Residential Accredit Loans, Inc., Series 1998-Qs14, Class
            A2, 6.50%, 10/25/28.......................................       78

 Shares or
 Principal                           Security                           Market
  Amount                           Description                           Value
 --------- -----------------------------------------------------------  -------

 Corporate Bonds, continued:
 Financial Services, continued:
 $    225  Salomon Smith Barney, 6.25%, 1/15/05.......................  $   226
      220  Sequoia Trust, Series 3A, 6.35%, 9/25/25...................      220
                                                                        -------
                                                                          1,211
                                                                        -------
 Food & Household Products (0.8%):
      250  Nabisco, Inc., 6.38%, 2/1/35...............................      246
                                                                        -------
 Foreign Governments (1.1%):
      270  Providence of Saskatchewan, 8.00%, 7/15/04.................      304
                                                                        -------
 Industrial Goods & Services (0.9%):
      150  Armstrong World, 6.50%, 8/15/05............................      155
       80  Lubrizol Corp, 5.88%, 12/01/08.............................       80
       40  Raytheon Co., 5.70%, 11/01/03..............................       40
                                                                        -------
                                                                            275
                                                                        -------
 Insurance (0.4%):
      110  Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07...................................................      112
                                                                        -------
 Resorts & Entertainment (0.5%):
      130  Time Warner Entertainment, 9.63%, 5/1/02...................      147
                                                                        -------
 Telecommunications - Services & Equipment (0.5%):
       60  Sprint Capital, 5.70%, 11/15/03............................       60
       90  Sprint Capital, 6.88%, 11/15/28............................       95
                                                                        -------
                                                                            155
                                                                        -------
  Total Corporate Bonds                                                   2,947
                                                                        -------
 Asset Backed Securities (1.4%):
      103  Banc One Auto Grantor Trust, 6.27%, 11/20/03...............      104
      250  Discover Card Master Trust, 6.05%, 8/18/08.................      255
       60  Saxon, Series 98-4, Class A4, 6.40%, 5/25/26...............       60
                                                                        -------
  Total Asset Backed Securities                                             419
                                                                        -------
 Government Agencies (6.2%):
 Federal National Mortgage Assoc. (4.9%):
      130  4.30%, 12/10/98............................................      130
      199  6.00%, 8/1/28..............................................      197
    1,119  6.50%, 8/1/28..............................................    1,127
                                                                        -------
                                                                          1,454
                                                                        -------
 Government National Mortgage Corp. (1.3%):
      359  7.50%, 9/15/27.............................................      371
                                                                        -------
  Total Government Agencies                                               1,825
                                                                        -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Aggressive Allocation Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------  -------

 U.S. Treasury Notes (5.0%):
   $900    5.75%, 11/15/00(c)..........................................  $   919
    495    6.50%, 10/15/06(c)..........................................      549
                                                                         -------
  Total U.S. Treasury Notes                                                1,468
                                                                         -------
 U.S. Treasury Bonds (2.8%):
    740    6.25%, 8/15/23(c)...........................................      834
                                                                         -------
  Total U.S. Treasury Bonds                                                  834
                                                                         -------
 Cash Equivalents (1.7%):
    496    Goldman Sachs Financial Square Premium......................      496
                                                                         -------
  Total Cash Equivalents                                                     496
                                                                         -------

 Shares or
 Principal                          Security                           Market
  Amount                           Description                          Value
 --------- ----------------------------------------------------------  -------

 Short Term Securities Held as Collateral (16.9%):
 Repurchase Agreements (16.9%):
 $  5,018  Lehman Brothers Triparty Agreement,
            5.45%, 12/1/98, (See Significant Accounting Policies,
            Lending Portfolio Securities in the Notes to Financial
            Statements for collateral description)...................  $ 5,018
                                                                       -------
  Total Short Term Securities Held As Collateral                         5,018
                                                                       -------
  Total Investments (Cost $30,196)(a)--117.5%                           34,780
  Liabilities in excess of other assets (17.5)%                         (5,177)
                                                                       -------
  Total Net Assets--100.0%                                             $29,603
                                                                       =======

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation.............................. $5,314
          Unrealized depreciation..............................   (730)
                                                                ------
          Net unrealized appreciation.......................... $4,584
                                                                ======

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1998.
(d) Market value is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Equity Income Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (91.8%)
 Apparel (2.8%):
  362,900  Intimate Brands, Inc.(b)..................................   $ 10,456
                                                                        --------
 Banking (11.0%):
  108,800  Bank One Corp.(b).........................................      5,583
   52,279  BankAmerica Corp. ........................................      3,408
  266,600  First Tennessee National Corp.(b).........................      8,931
  103,182  First Union Corp. ........................................      6,268
   97,000  Fleet Financial Group, Inc. ..............................      4,044
   50,700  J.P. Morgan & Co. ........................................      5,419
  142,200  PNC Financial Corp.(b)....................................      7,332
                                                                        --------
                                                                          40,985
                                                                        --------
 Building Products (2.8%):
  365,200  Masco Corp. ..............................................     10,545
                                                                        --------
 Consumer Goods & Services (6.4%):
  455,000  Flowers Industries, Inc.(b)...............................     10,379
   36,800  Kimberly-Clark Corp. .....................................      1,937
   71,800  Maytag Corp. .............................................      3,886
  222,300  Ralston Purina Group......................................      7,739
                                                                        --------
                                                                          23,941
                                                                        --------
 Electrical & Electronic (3.6%):
  205,800  Emerson Electric Co.(b)...................................     13,377
                                                                        --------
 Financial Services (2.3%):
  118,500  Fannie Mae................................................      8,621
                                                                        --------
 Industrial Goods & Services (11.0%):
   96,000  Aluminum Co. of America(b)................................      7,116
   42,000  Dow Chemical Co. .........................................      4,090
   60,300  E. I. Du Pont de Nemours..................................      3,543
  332,100  RPM, Inc. ................................................      5,438
  222,000  Snap-On, Inc. ............................................      7,548
  106,100  United Technologies Corp.(b)..............................     11,372
   74,500  USX-United States Steel Group, Inc. ......................      1,821
                                                                        --------
                                                                          40,928
                                                                        --------
 Insurance (3.3%):
  102,466  Allstate Corp. ...........................................      4,176
   53,500  Cigna Corp. ..............................................      4,163
   68,900  Marsh & Mclennan(b).......................................      4,009
                                                                        --------
                                                                          12,348
                                                                        --------
 Office Equipment & Services (5.6%):
  207,400  Pitney Bowes, Inc. .......................................     11,614
   85,050  Xerox Corp.(b)............................................      9,143
                                                                        --------
                                                                          20,757
                                                                        --------

 Shares or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Oil & Gas (13.3%):
  111,400  Atlantic Richfield Co. ...................................   $  7,408
   96,600  Chevron Corp. ............................................      8,078
   91,500  Exxon Corp. ..............................................      6,868
  105,700  Mobil Corp. ..............................................      9,110
  142,500  Royal Dutch Petroleum Co. ................................      6,698
   96,500  Texaco, Inc. .............................................      5,555
  213,600  Ultramar Diamond Shamrock Corp. ..........................      5,500
                                                                        --------
                                                                          49,217
                                                                        --------
 Pharmaceuticals (6.0%):
  190,000  American Home Products Corp. .............................     10,118
   98,420  Bristol-Myers Squibb Co. .................................     12,062
                                                                        --------
                                                                          22,180
                                                                        --------
 Real Estate Investment Trust (2.1%):
   78,000  Arden Realty, Inc. .......................................      1,794
  189,700  Duke Realty Investments, Inc. ............................      4,304
   54,600  Mack Cali Realty Corp. ...................................      1,621
                                                                        --------
                                                                           7,719
                                                                        --------
 Retail Stores (5.3%):
   93,800  J.C. Penney & Co., Inc. ..................................      5,159
  105,700  May Department Stores Co. ................................      6,375
  168,150  Sears Roebuck & Co. ......................................      7,977
                                                                        --------
                                                                          19,511
                                                                        --------
 Telecommunications - Services & Equipment (4.8%):
  147,700  AT&T Corp.(b).............................................      9,203
  285,500  Frontier Corp.(b).........................................      8,601
                                                                        --------
                                                                          17,804
                                                                        --------
 Utilities - Electric (5.8%):
  114,600  Duke Power Co. ...........................................      7,170
  141,700  Florida Power & Light, Inc.(b)............................      8,679
  127,000  General Public Utility Corp. .............................      5,564
                                                                        --------
                                                                          21,413
                                                                        --------
 Utilities - Gas (3.8%):
  124,300  Consolidated Natural Gas Co. .............................      6,751
  136,500  Enron Corp. ..............................................      7,175
                                                                        --------
                                                                          13,926
                                                                        --------
 Utilities - Water (1.9%):
  223,400  American Water Works, Inc.(b).............................      6,911
                                                                        --------
  Total Common Stocks                                                    340,639
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
Equity Income Fund
(Amounts in Thousands, except Shares) (Unaudited)

 Shares or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Preferred Stocks (3.6%):
 Insurance (1.0%):
   41,000  American General Delaware, L.L.C. ........................   $  3,690
                                                                        --------
 Technology (2.6%):
   73,100  Cisco Systems.............................................      9,567
                                                                        --------
  Total Preferred Stocks                                                  13,257
                                                                        --------
 Convertible Bonds (1.3%):
 Industrial Goods & Services (1.3%):
  $ 3,965  Magna International, 5.00%, 10/15/02......................      4,837
                                                                        --------
  Total Convertible Bonds                                                  4,837
                                                                        --------
 Cash Equivalents (3.0%):
   11,081  Goldman Sachs Financial Square Premium....................     11,081
                                                                        --------
  Total Cash Equivalents                                                  11,081
                                                                        --------

 Shares or
 Principal                          Security                            Market
  Amount                           Description                          Value
 --------- ----------------------------------------------------------  --------

 Short Term Securities Held as Collateral (20.0%):
 Floating Rate Note (12.8%):
 $  5,000  Household CCMT ABT 96 Series A4, 5.28%, 1/15/99...........  $  5,000
   15,000  Merrill Lynch, 5.01%, 9/29/99.............................    15,000
   10,000  Salomon Smith Barney Holding Co., 5.00%, 10/28/99.........    10,000
   10,000  Sigma Finance Inc., 4.91%, 9/15/99........................    10,000
    7,500  Strategic Money Market Trust Notes, 5.28%, 3/5/99.........     7,500
                                                                       --------
                                                                         47,500
                                                                       --------
 Repurchase Agreements (7.2%):
   26,895  Lehman Brothers Triparty Agreement, 5.45%, 12/1/98, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)..................................    26,895
                                                                       --------
  Total Short Term Securities Held as Collateral                         74,395
                                                                       --------
  Total Investments (Cost $350,736)(a)--119.7)%                         444,209
  Liabilities in excess of other assets (19.7)%                         (72,976)
                                                                       --------
  Total Net Assets--100.0%                                             $371,233
                                                                       ========

-------
(a) Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation............................. $98,102
          Unrealized depreciation.............................  (4,629)
                                                               -------
          Net unrealized appreciation......................... $93,473
                                                               =======

(b) All or a portion of this security has been loaned at November 30, 1998.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)
1. Organization:

 The Parkstone Group of Funds (the "Group") was organized on March 27, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

 The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Treasury Fund (collectively, "the money market funds"), the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, and the Equity Income Fund (collectively, "the variable net asset value funds") (collectively, "the Funds" and individually, a "Fund"). First of America Bank Corporation recently completed its merger with National City Corporation ("NCC"), the parent corporation of National City Bank. National City Investment Management Company ("IMC") formerly First of America Investment Corporation, serves as the investment adviser to the Group. In connection with the merger, the Funds changed their fiscal year end to May 31, 1998.

   Fund                         Objective
   ----                         ---------
   Prime Obligations Fund.....  To seek current income with liquidity and stability of principal.
   U.S. Government Obligations  To seek current income with liquidity and
   Fund.......................  stability of principal.
   Tax-Free Fund..............  To seek as high a level of current interest income free from federal income taxes as is
                                consistent with the preservation of capital and
                                relative stability of principal.
   Treasury Fund..............  To seek current income with liquidity and stability of principal.
   Small Capitalization Fund..  To seek growth of capital by investing primarily in a diversified portfolio of common stock and
                                securities convertible into common stock of
                                small- to medium-sized companies.
   Mid Capitalization Fund....  To seek growth of capital by investing primarily in a diversified portfolio of common stocks and
                                securities convertible into common stocks.
   Large Capitalization Fund..  To seek growth of capital by investing in a diversified portfolio of common stocks and
                                securities convertible into common stocks of
                                companies with large market capitalization.
   International Discovery      To seek long-term growth of capital.
   Fund.......................
   Limited Maturity Bond Fund.  To seek current income as well as preservation of capital by investing in a portfolio of high-
                                and medium-grade fixed-income securities with
                                remaining maturities of six years or less.
   Intermediate Government      To seek current income with preservation of
   Obligations Fund...........  capital by investing in U.S. Government securities with remaining maturities of twelve
                                years or less.
   U.S. Government Income       To provide shareholders with a high level of
   Fund.......................  current income consistent with prudent investment risk.
   Bond Fund..................  To seek current income as well as preservation of capital by investing in a portfolio of high-
                                and medium-grade fixed-income securities.


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

   Fund                         Objective
   ----                         ---------
   Municipal Bond Fund........  To seek current interest income which is exempt from federal income taxes and preservation of
                                capital.
   Michigan Municipal Bond      To seek income which is exempt from federal
   Fund.......................  income tax and Michigan state income and intangibles tax when received by certain
                                Shareholders, and to seek preservation of
                                capital.
   Conservative Allocation      To seek current income and conservation of
   Fund.......................  capital, with a secondary objective of long-term capital growth.
   Balanced Allocation Fund...  To seek current income, long-term capital growth and conservation of capital.
   Aggressive Allocation Fund.  To seek capital appreciation and income growth.
   Equity Income Fund.........  To seek current income by investing in a diversified portfolio of high quality, dividend-
                                paying common stocks and securities convertible
                                into common stocks; growth of capital is a
                                secondary objective.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, as permitted in accordance with Rule 2a-7 under the 1940 Act, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in foreign securities in the International Discovery Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund are valued based on quotations from the primary market in which they are traded. Repurchase agreements held by the variable net asset value funds are shown at original cost, which, combined with accrued interest, approximates market value. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  Security Transactions and Related Income:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)
  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Discovery Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Repurchase Agreements:

  The Funds may purchase instruments from financial institutions, such as banks and broker-dealers approved by the Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the collateral, in a segregated account, at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities.

  Forward Currency Contracts:

  The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at November 30, 1998, are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The following forwards were open at November 30, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                    Contract
                                     Amount      Contract Value  Appreciation  Delivery
   Forward Currency Contracts   (local currency)  U.S. Dollar   (Depreciation)   Date
   --------------------------   ---------------- -------------- -------------- --------
   International Discovery
    Fund
    Short Contracts
     British Pounds........            10,763      $   17,877      $   (111)   12/1/98
     Swedish Krona.........        14,085,554       1,720,478       (15,799)   12/1/98
                                                                   --------
      Net payable for for-
       ward currency con-
       tracts..............                                        $(15,910)
                                                                   ========
   Balanced Allocation Fund
    Short Contracts
     British Pounds........               709      $    1,177      $     (7)   12/1/98
     Swedish Krona.........           894,499         109,258        (1,003)   12/1/98
                                                                   --------
      Net payable for for-
       ward currency con-
       tracts..............                                        $ (1,010)
                                                                   ========
   Aggressive Allocation
    Fund
    Short Contracts
     British Pounds........               140      $      233      $     (1)   12/1/98
     Swedish Krona.........           149,083          18,210          (167)   12/1/98
                                                                   --------
      Net payable for for-
       ward currency con-
       tracts..............                                        $   (168)
                                                                   ========

  Lending Portfolio Securities:

  To generate additional income, the Funds, except the Treasury Fund, may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government Securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for each of the Funds listed below. As of November 30, 1998, the following Funds had securities with the following market values on loan (amounts in thousands):


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                           Market   Market Value
                                                          Value of   of Loaned
                                                         Collateral  Securities
                                                         ---------- ------------
   Small Capitalization Fund............................  $107,297    $102,240
   Mid Capitalization Fund..............................   136,213     128,186
   Large Capitalization Fund............................    71,717      67,918
   Limited Maturity Bond Fund...........................    36,903      35,837
   Intermediate Government Obligations Fund.............    49,324      48,165
   U.S. Government Income Fund..........................    49,743      48,448
   Bond Fund............................................   109,443     107,591
   Conservative Allocation Fund.........................     4,636       4,528
   Balanced Allocation Fund.............................    60,100      57,993
   Aggressive Allocation Fund...........................     5,018       4,841
   Equity Income Fund...................................    74,395      69,347

  The loaned securities were fully collateralized by cash, U.S. Government securities, short-term corporate notes and repurchase agreements as of November 30, 1998.

  As disclosed in the schedules of portfolio investments the Small Capitalization, Mid Capitalization, Large Capitalization, Limited Maturity Bond, U.S. Government Income, Bond, Conservative Allocation, Aggressive Allocation, Balanced Allocation and Equity Income Funds collectively invested cash collateral in a Paine Webber Repurchase Agreement with an interest rate of 5.45% and a maturity of 12/1/98 which was collateralized by the following securities:

   Principle                      Description                        Market Value
   ---------                      -----------                        ------------
   $31,000   Residential Asset Securitization Trust   6.25% 11/25/28   $30,768
    20,929   LB Commercial Conduit Mortgage Trust     6.40%  2/18/30    21,500
    40,829   Norwest Asset Securities Corporation     6.25%  9/25/28    40,240
    46,393   Norwest Asset Securities Corporation     6.25%  9/25/28    45,316
    28,198   PNC Mortgage Securities Corporation      6.75%  8/25/13    28,529
    14,207   PNC Mortgage Securities Corporation      9.97% 10/25/21    15,581
     7,443   Residential Funding Mortgage             7.25%  9/25/27     7,471
             Securities I
     1,613   Ryland Acceptance Corporation Four       7.25% 12/25/16     1,655
    58,575   Structured Asset Securities              7.00% 12/27/27    58,817
             Corporation

  Financial Futures Contracts:

  The Funds may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, know as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

  Mortgage Rolls:

  The Funds may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income, if any, are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

  Federal Income Taxes:

  It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Expenses:

  Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Group are allocated among the respective Funds based upon relative net assets or another appropriate basis. In addition, expenses that are directly attributable to a specific class of shares are charged only to that class.

  The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are recognized and realized and unrealized gains and losses are incurred.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Fund                                    November 30, 1998
                                                                     (Unaudited)

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the six months ended November 30, 1998 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
  Small Capitalization Fund................................. $167,304  $354,868
  Mid Capitalization Fund...................................  261,453   353,143
  Large Capitalization Fund.................................   42,176    53,797
  International Discovery Fund..............................  142,078   186,575
  Limited Maturity Bond Fund................................  132,641   146,326
  Intermediate Government Obligations Fund..................   57,811    69,823
  U.S. Government Income Fund...............................   12,392    32,187
  Bond Fund.................................................  842,847   860,527
  Municipal Bond Fund.......................................    5,095    17,029
  Michigan Municipal Bond Fund..............................    8,085    23,862
  Conservative Allocation Fund..............................   18,800    19,203
  Balanced Allocation Fund..................................  223,546   249,683
  Aggressive Allocation Fund................................   24,393    27,219
  Equity Income Fund........................................  120,544   162,101

4. Capital Share Transactions:

 The Group has issued three classes of Fund shares in the Prime Obligations Fund, the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Income Fund, the Bond Fund, the Balanced Allocation Fund, and the Equity Income Fund: Investor A Shares, Investor B Shares and Institutional Shares; and two classes of Fund shares in each of the U.S. Government Obligations Fund, the Tax-Free Fund and the Treasury Fund: Investor A Shares and Institutional Shares; and one class of Fund shares in each of the Conservative Allocation Fund and the Aggressive Allocation Fund: Institutional Shares.

 The Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investor B Shares made within five (four years if purchased before January 1, 1997) years of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and shareholder service fees paid by the Investor A Shares and Investor B Shares, and Investor B shares, respectively, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Group liquidated its Investor C Shares on August 28, 1998. Due to the liquidation, Investor C shareholders were offered the opportunity to liquidate their Investor C Shares or exchange them, on a tax-free basis, for Investor A Shares.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                        (Amounts in Thousands)
                                  Prime             U.S. Government          Tax-Free
                           Obligations Fund(a)      Obligations Fund           Fund              Treasury Fund
                          -----------------------  -------------------  -------------------  -----------------------
                            Amount       Shares     Amount     Shares    Amount     Shares     Amount       Shares
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
For the six months ended
 November 30, 1998:
Investor A Shares:
 Shares issued..........  $   459,534     459,534  $ 295,175   295,175  $  85,968    85,968  $   808,816     808,816
 Dividends reinvested...        3,315       3,315        534       534        443       443          201         201
 Shares redeemed........     (664,114)   (664,114)  (463,977) (463,961)  (139,900) (139,900)  (1,041,070) (1,041,070)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net (decrease).........  $  (201,265)   (201,265) $(168,268) (168,252) $ (53,489)  (53,489) $  (232,053)   (232,053)
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
Investor B Shares:
 Shares issued..........  $       702         702  $     --        --   $     --        --   $       --          --
 Dividends reinvested...            8           8        --        --         --        --           --          --
 Shares redeemed........         (545)       (545)       --        --         --        --           --          --
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $       165         165  $     --        --   $     --        --   $       --          --
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
Institutional Shares:
 Shares issued..........  $   438,589     438,590  $ 134,167   134,167  $  66,935    66,934  $   513,559     513,560
 Dividends reinvested...           49          49         23        23        --        --           --          --
 Shares redeemed........     (403,908)   (403,909)  (135,232) (135,249)   (59,047)  (59,046)    (547,658)   (547,658)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase (de-
  crease)...............  $    34,730      34,730  $  (1,042)   (1,059) $   7,888     7,888  $   (34,099)    (34,098)
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
For the eleven months
 ended May 31, 1998:
Investor A Shares:
 Shares issued..........  $ 1,090,813   1,090,780  $ 561,666   561,666  $ 293,914   293,912  $   915,653     915,653
 Dividends reinvested...        8,884       8,891      1,315     1,315        914       914          554         554
 Shares redeemed........   (1,076,810) (1,076,776)  (605,875) (605,875)  (287,187) (287,188)    (851,996)   (851,997)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase (de-
  crease)...............  $    22,887      22,895  $ (42,894)  (42,894) $   7,641     7,638  $    64,211      64,210
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
Investor B Shares:
 Shares issued..........  $       730         729  $     --        --   $     --        --   $       --          --
 Dividends reinvested...            4           4        --        --         --        --           --          --
 Shares redeemed........         (347)       (347)       --        --         --        --           --          --
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $       387         386  $     --        --   $     --        --   $       --          --
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
Institutional Shares:
 Shares issued..........  $   921,653     921,653  $ 316,849   316,849  $ 148,667   148,667  $   766,757     766,757
 Dividends reinvested...            4           4        --        --         --        --           --          --
 Shares redeemed........     (908,035)   (908,035)  (341,648) (341,648)  (153,489) (153,489)    (769,538)   (769,538)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase (de-
  crease)...............  $    13,622      13,622  $ (24,799)  (24,799) $  (4,822)   (4,822) $    (2,781)     (2,781)
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $   621,672     621,672  $ 730,447   730,448  $ 280,908   280,908  $ 1,034,231   1,034,232
 Dividends reinvested...        8,181       8,181      1,537     1,536        824       824          627         627
 Shares redeemed........     (582,286)   (582,286)  (706,845) (706,845)  (275,968) (275,968)  (1,017,589) (1,017,589)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $    47,567      47,567  $  25,139    25,139  $   5,764     5,764  $    17,269      17,270
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========
Institutional Shares:
 Shares issued..........  $ 1,062,801   1,062,797  $ 398,008   398,008  $ 126,130   126,130  $   689,368     689,368
 Dividends reinvested...           12          12        --        --         --        --           --          --
 Shares redeemed........     (981,569)   (981,569)  (395,295) (395,295)  (123,383) (123,383)    (588,439)   (588,439)
                          -----------  ----------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $    81,244      81,240  $   2,713     2,713  $   2,747     2,747  $   100,929     100,929
                          ===========  ==========  =========  ========  =========  ========  ===========  ==========

-------
(a) Fund commenced offering of Investor B shares on September 26, 1997.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                (Amounts in Thousands)
                                Small                Mid               Large         International
                           Capitalization      Capitalization     Capitalization       Discovery
                                Fund                Fund               Fund              Fund
                          ------------------  ------------------  ----------------  ----------------
                           Amount    Shares    Amount    Shares    Amount   Shares   Amount   Shares
                          ---------  -------  ---------  -------  --------  ------  --------  ------
For the six months ended
 November 30, 1998:
Investor A Shares:
 Shares issued..........  $ 330,998   14,203  $ 109,113    7,354  $  4,422     266  $  6,490     442
 Dividends reinvested...        --       --         --       --        --      --        --      --
 Shares redeemed........   (372,016) (15,871)  (129,357)  (8,729)   (5,560)   (334)  (13,761)   (909)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net (decrease).........  $ (41,018)  (1,668) $ (20,244)  (1,375) $ (1,138)    (68) $ (7,271)   (467)
                          =========  =======  =========  =======  ========  ======  ========  ======
Investor B Shares:
 Shares issued..........  $     929       42  $     756       56  $  2,107     129  $    255      17
 Dividends reinvested...        --       --         --       --        --      --        --      --
 Shares redeemed........     (7,252)    (329)    (3,335)    (254)   (1,002)    (62)   (1,959)   (137)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net increase (de-
  crease)...............  $  (6,323)    (287) $  (2,579)    (198) $  1,105      67  $ (1,704)   (120)
                          =========  =======  =========  =======  ========  ======  ========  ======
Investor C Shares*:
 Shares issued..........  $     365       14  $     180       12  $    100       6  $     81       5
 Dividends reinvested...        --       --         --       --        --      --        --      --
 Shares redeemed........    (12,866)    (602)    (2,182)    (168)     (368)    (23)     (964)    (68)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net (decrease).........  $ (12,501)    (588) $  (2,002)    (156) $   (268)    (17) $   (883)    (63)
                          =========  =======  =========  =======  ========  ======  ========  ======
Institutional Shares:
 Shares issued..........  $  29,500    1,263  $  23,025    1,611  $ 29,286   1,768  $  9,951     626
 Dividends reinvested...        --       --         --       --        --      --         37       2
 Shares redeemed........   (143,690)  (6,021)   (73,770)  (5,231)  (36,770) (2,172)  (48,015) (3,196)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net (decrease).........  $(114,190)  (4,758) $ (50,745)  (3,620) $ (7,484)   (404) $(38,027) (2,568)
                          =========  =======  =========  =======  ========  ======  ========  ======
For the eleven months
 ended May 31, 1998:
Investor A Shares:
 Shares issued..........  $ 742,080   27,212  $ 255,877   16,378  $ 10,407     682  $  6,427     410
 Dividends reinvested...      8,345      326     15,034    1,093     1,848     134     1,402      96
 Shares redeemed........   (771,128) (28,041)  (261,402) (16,582)   (5,105)   (329)  (13,589)   (872)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net increase (de-
  crease)...............  $ (20,703)    (503) $   9,509      889  $  7,150     487  $ (5,760)   (366)
                          =========  =======  =========  =======  ========  ======  ========  ======
Investor B Shares:
 Shares issued..........  $   8,110      299  $   2,794      185  $  5,300     349  $  1,492      97
 Dividends reinvested...      2,254       90      4,415      338       685      50       434      31
 Shares redeemed........    (12,631)    (472)    (4,478)    (302)     (748)    (49)   (2,654)   (178)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net increase (de-
  crease)...............  $  (2,267)     (83) $   2,731      221  $  5,237     350  $   (728)    (50)
                          =========  =======  =========  =======  ========  ======  ========  ======
Investor C Shares:
 Shares issued..........  $   3,920      145  $     877       58  $    282      19  $    449      29
 Dividends reinvested...        742       30        407       31         9       1        32       2
 Shares redeemed........     (3,708)    (140)      (987)     (66)      (73)     (6)     (340)    (22)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net increase...........  $     954       35  $     297       23  $    218      14  $    141       9
                          =========  =======  =========  =======  ========  ======  ========  ======
Institutional Shares:
 Shares issued..........  $ 147,252    5,320  $  85,360    5,577  $ 71,064   4,704  $ 60,496   3,912
 Dividends reinvested...     20,267      780     67,177    4,836    23,970   1,731     7,665     519
 Shares redeemed........   (208,250)  (7,510)  (168,207) (10,548) (119,622) (7,791)  (75,091) (4,781)
                          ---------  -------  ---------  -------  --------  ------  --------  ------
 Net (decrease).........  $ (40,731)  (1,410) $ (15,670)    (135) $(24,588) (1,356) $ (6,930)   (350)
                          =========  =======  =========  =======  ========  ======  ========  ======

-------
* Investor C class of shares closed on August 28, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                  (Amounts in Thousands)
                                Small                Mid                Large          International
                           Capitalization      Capitalization      Capitalization        Discovery
                                Fund                Fund                Fund                Fund
                          ------------------  ------------------  ------------------  -----------------
                           Amount    Shares    Amount    Shares    Amount    Shares    Amount    Shares
                          ---------  -------  ---------  -------  ---------  -------  ---------  ------
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $ 749,582   25,792  $ 188,598   11,587  $  11,465      899  $  63,853   4,588
 Dividends reinvested...     23,998      841     22,250    1,428         20        2        --      --
 Shares redeemed........   (748,306) (25,258)  (177,354) (11,083)    (2,540)    (199)   (61,621) (4,425)
                          ---------  -------  ---------  -------  ---------  -------  ---------  ------
 Net increase...........  $  25,274    1,375  $  33,494    1,932  $   8,945      702  $   2,232     163
                          =========  =======  =========  =======  =========  =======  =========  ======
Investor B Shares:
 Shares issued..........  $  22,151      806      7,531      443  $   3,029      241  $   3,979     282
 Dividends reinvested...      5,725      205      5,491      365         11        1        --      --
 Shares redeemed........     (4,442)    (170)    (2,176)    (135)      (341)     (28)    (1,688)   (118)
                          ---------  -------  ---------  -------  ---------  -------  ---------  ------
 Net increase...........  $  23,434      841  $  10,846      673  $   2,699      214  $   2,291     164
                          =========  =======  =========  =======  =========  =======  =========  ======
Investor C Shares:
 Shares issued..........  $   9,826      356      1,303       79  $      43        4  $     532      36
 Dividends reinvested...      1,584       56        458       30        --       --         --      --
 Shares redeemed........       (759)     (29)      (456)     (29)       (10)      (1)      (241)    (16)
                          ---------  -------  ---------  -------  ---------  -------  ---------  ------
 Net increase...........  $  10,651      383  $   1,305       80  $      33        3  $     291      20
                          =========  =======  =========  =======  =========  =======  =========  ======
Institutional Shares:
 Shares issued..........  $ 270,110    9,653  $ 146,813    8,771  $ 137,399   11,403  $ 119,834   8,149
 Dividends reinvested...     54,110    1,873    112,225    7,139      2,431      198         62       4
 Shares redeemed........   (156,401)  (5,260)  (231,028) (12,739)  (162,472) (12,606)  (116,808) (7,985)
                          ---------  -------  ---------  -------  ---------  -------  ---------  ------
 Net increase
  (decrease)............  $ 167,819    6,266  $  28,010    3,171  $ (22,642)  (1,005) $   3,088     168
                          =========  =======  =========  =======  =========  =======  =========  ======

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                 (Amounts in Thousands)
                                                Intermediate
                          Limited Maturity       Government       U.S. Government
                              Bond Fund       Obligations Fund      Income Fund         Bond Fund
                          ------------------- ------------------- ----------------  ------------------
                           Amount    Shares    Amount    Shares    Amount   Shares   Amount    Shares
                          ---------  -------- ---------  -------- --------  ------  ---------  -------
For the six months ended
 November 30, 1998:
Investor A Shares:
 Shares issued..........  $   8,953      938  $     598       60  $  4,295     458  $   2,851      281
 Dividends reinvested...        949      100        220       22     1,033     112        351       35
 Shares redeemed........    (18,853)  (1,973)    (3,067)    (308)  (14,811) (1,589)    (5,046)    (502)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net (decrease).........  $  (8,951)    (935) $  (2,249)    (226) $ (9,483) (1,019) $  (1,844)    (186)
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor B Shares:
 Shares issued..........  $      83        9  $      78        8  $    728      78  $     169       17
 Dividends reinvested...         27        3         32        3       326      36        124       12
 Shares redeemed........       (441)     (46)      (305)     (31)   (3,548)   (382)      (661)     (66)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net (decrease).........  $    (331)     (34) $    (195)     (20) $ (2,494)   (268) $    (368)     (37)
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor C Shares*:
 Shares issued..........  $       5      --   $      11        1  $      6       1  $      62        6
 Dividends reinvested...         20        2          3      --          3     --           7        1
 Shares redeemed........     (2,235)    (239)      (251)     (26)     (376)    (40)      (670)     (67)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net (decrease).........  $  (2,210)    (237) $    (237)     (25) $   (367)    (39) $    (601)     (60)
                          =========  =======  =========  =======  ========  ======  =========  =======
Institutional Shares:
 Shares issued..........  $  16,948    1,774  $   7,247      727  $ 10,368   1,114  $  22,644    2,235
 Dividends reinvested...      1,421      149      1,166      117       457      49      9,018      894
 Shares redeemed........    (26,779)  (2,800)   (22,483)  (2,249)  (21,601) (2,318)   (55,443)  (5,468)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net (decrease).........  $  (8,410)    (877) $ (14,070)  (1,405) $(10,776) (1,155) $ (23,781)  (2,339)
                          =========  =======  =========  =======  ========  ======  =========  =======
For the eleven months
 ended May 31, 1998:
Investor A Shares:
 Shares issued..........  $  24,130    2,540  $     520       54  $ 13,553   1,471  $   1,553      158
 Dividends reinvested...      1,606      169        581       59     2,471     269        830       84
 Shares redeemed........    (11,582)  (1,219)    (5,456)    (555)  (20,652) (2,238)    (6,086)    (615)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase (de-
  crease)...............  $  14,154    1,490  $  (4,355)    (442) $ (4,628)   (498) $  (3,703)    (373)
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor B Shares:
 Shares issued..........  $     520       55  $     169       17  $  4,184     456  $   1,078      109
 Dividends reinvested...         48        5         78        8       772      84        259       26
 Shares redeemed........       (509)     (54)      (396)     (41)   (4,962)   (539)    (1,076)    (108)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase (de-
  crease)...............  $      59        6  $    (149)     (16) $     (6)      1  $     261       27
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor C Shares:
 Shares issued..........  $   3,813      410  $      71        8  $    379      41  $     387       39
 Dividends reinvested...         52        6         10        1         8       1         26        3
 Shares redeemed........     (1,705)    (184)       (42)      (5)      (94)    (10)      (342)     (35)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase...........  $   2,160      232  $      39        4  $    293      32  $      71        7
                          =========  =======  =========  =======  ========  ======  =========  =======
Institutional Shares:
 Shares issued..........  $  66,363    6,981  $  31,582    3,209  $ 45,541   4,942  $  81,867    8,245
 Dividends reinvested...      2,591      273      2,482      253       897      97     18,662    1,884
 Shares redeemed........    (54,768)  (5,764)   (53,203)  (5,405)  (35,690) (3,871)  (126,566) (12,716)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase (de-
  crease)...............  $  14,186    1,490  $ (19,139)  (1,943) $ 10,748   1,168  $ (26,037)  (2,587)
                          =========  =======  =========  =======  ========  ======  =========  =======

-------
* Investor C class of shares closed on August 28, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                 (Amounts in Thousands)
                                                Intermediate
                          Limited Maturity       Government       U.S. Government
                              Bond Fund       Obligations Fund      Income Fund         Bond Fund
                          ------------------- ------------------- ----------------  ------------------
                           Amount    Shares    Amount    Shares    Amount   Shares   Amount    Shares
                          ---------  -------- ---------  -------- --------  ------  ---------  -------
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $  17,211    1,814  $   1,090      113  $ 18,605   2,020  $   4,657      488
 Dividends reinvested...        903       95        759       78     2,469     269        938       98
 Shares redeemed........     (5,131)    (541)    (6,308)    (649)  (14,174) (1,540)    (6,371)    (666)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $  12,983    1,368  $  (4,459)    (458) $  6,900     749  $    (776)     (80)
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor B Shares:
 Shares issued..........  $     457       48  $     238       24  $  6,266     681  $   1,973      205
 Dividends reinvested...         68        7         79        8       867      95        221       23
 Shares redeemed........       (583)     (61)      (195)     (20)   (3,041)   (331)      (752)     (78)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $     (58)      (6) $     122       12  $  4,092     445  $   1,442      150
                          =========  =======  =========  =======  ========  ======  =========  =======
Investor C Shares:
 Shares issued..........  $      40        4  $     119       12  $     66       7  $     336       35
 Dividends reinvested...          1      --           7        1         5       1         17        2
 Shares redeemed........        (11)      (1)       (13)      (1)      (71)     (8)       (62)      (6)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase...........  $      30        3  $     113       12  $    --      --   $     291       31
                          =========  =======  =========  =======  ========  ======  =========  =======
Institutional Shares:
 Shares issued..........  $  49,609    5,230  $  27,055    2,785  $ 47,928   5,204  $  92,145    9,555
 Dividends reinvested...      3,278      346      3,120      322       948     103     22,432    2,332
 Shares redeemed........    (53,531)  (5,641)   (68,086)  (7,009)  (29,177) (3,165)  (181,073) (18,764)
                          ---------  -------  ---------  -------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $    (644)     (65) $ (37,911)  (3,902) $ 19,699   2,142  $ (66,496)  (6,877)
                          =========  =======  =========  =======  ========  ======  =========  =======

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                               (Amounts in Thousands)
                                               Michigan
                             Municipal         Municipal        Conservative         Balanced
                             Bond Fund         Bond Fund      Allocation Fund     Allocation Fund
                          ----------------  ----------------  ------------------  ----------------
                           Amount   Shares   Amount   Shares   Amount    Shares    Amount   Shares
                          --------  ------  --------  ------  ---------  -------  --------  ------
For the six months ended
 November 30, 1998:
Investor A Shares:
 Shares issued..........  $  1,548     145  $  1,712     154  $     --       --   $  1,598     120
 Dividends reinvested...       112      11       542      49        --       --        192      14
 Shares redeemed........    (2,863)   (271)   (8,006)   (722)       --       --     (3,172)   (233)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net (decrease).........  $ (1,203)   (115) $ (5,752)   (519) $     --       --   $ (1,382)    (99)
                          ========  ======  ========  ======  =========   ======  ========  ======
Investor B Shares:
 Shares issued..........  $     25       2  $    --      --   $     --       --   $    172      12
 Dividends reinvested...         4     --         44       4        --       --         47       4
 Shares redeemed........      (100)    (10)     (646)    (58)       --       --       (864)    (65)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net (decrease).........  $    (71)     (8) $   (602)    (54) $     --       --   $   (645)    (49)
                          ========  ======  ========  ======  =========   ======  ========  ======
Investor C Shares*:
 Shares issued..........  $    --      --   $    --      --   $     --       --   $     94       7
 Dividends reinvested...       --      --        --      --         --       --          3     --
 Shares redeemed........       --      --        --      --         --       --       (986)    (75)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net (decrease).........  $    --      --   $    --      --   $     --       --   $   (889)    (68)
                          ========  ======  ========  ======  =========   ======  ========  ======
Institutional Shares:
 Shares issued..........  $  4,991     472  $ 10,905     984  $   2,019      182  $ 18,050   1,324
 Dividends reinvested...       181      17       576      52        246       22     2,784     207
 Shares redeemed........   (15,159) (1,432)  (21,941) (1,973)      (911)     (82)  (47,361) (3,481)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net increase (de-
  crease)...............  $ (9,987)   (943) $(10,460)   (937) $   1,354      122  $(26,527) (1,950)
                          ========  ======  ========  ======  =========   ======  ========  ======
For the eleven months
 ended May 31, 1998:
Investor A Shares:
 Shares issued..........  $  1,862     175  $  7,990     725  $     --       --   $  2,097     156
 Dividends reinvested...       406      39     1,275     116        --       --        923      70
 Shares redeemed........    (2,351)   (223)   (9,650)   (872)       --       --     (3,637)   (270)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net (decrease).........  $    (83)     (9) $   (385)    (31) $     --       --   $   (617)    (44)
                          ========  ======  ========  ======  =========   ======  ========  ======
Investor B Shares:
 Shares issued..........  $     80       8  $    996      90  $     --       --   $  1,900     142
 Dividends reinvested...        29       3       105       9        --       --        305      23
 Shares redeemed........      (336)    (32)     (676)    (61)       --       --       (959)    (71)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net increase (de-
  crease)...............  $   (227)    (21) $    425      38  $     --       --   $  1,246      94
                          ========  ======  ========  ======  =========   ======  ========  ======
Investor C Shares:
 Shares issued..........  $    --      --   $    --      --   $     --       --   $    458      34
 Dividends reinvested...       --      --        --      --         --       --         41       3
 Shares redeemed........       --      --        --      --         --       --       (417)    (31)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net increase...........  $    --      --   $    --      --   $     --       --   $     82       6
                          ========  ======  ========  ======  =========   ======  ========  ======
Institutional Shares:
 Shares issued..........  $ 15,154   1,434  $ 40,600   3,678  $   9,933      931  $ 67,862   5,034
 Dividends reinvested...       514      49     1,308     119        610       57    12,123     922
 Shares redeemed........   (26,380) (2,491)  (33,573) (3,042)    (4,795)    (445)  (78,144) (5,827)
                          --------  ------  --------  ------  ---------   ------  --------  ------
 Net increase (de-
  crease)...............  $(10,712) (1,008) $  8,335     755  $   5,748      543  $  1,841     129
                          ========  ======  ========  ======  =========   ======  ========  ======

-------
* Investor C class of shares closed on August 28, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                              (Amounts in Thousands)
                                               Michigan        Conservative
                             Municipal         Municipal        Allocation        Balanced
                             Bond Fund         Bond Fund         Fund(a)       Allocation Fund
                          ----------------  ----------------  ---------------  ----------------
                           Amount   Shares   Amount   Shares  Amount   Shares   Amount   Shares
                          --------  ------  --------  ------  -------  ------  --------  ------
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $  8,560     822  $  7,107     656  $   --     --    $  3,121     242
 Dividends reinvested...       270      26     1,238     114      --     --       2,336     187
 Shares redeemed........    (7,155) (688)     (7,170)   (662)     --     --      (3,299)   (260)
                          --------  ------  --------  ------  -------  -----   --------  ------
 Net increase...........  $  1,675     160  $  1,175     108  $   --     --    $  2,158     169
                          ========  ======  ========  ======  =======  =====   ========  ======
Investor B Shares:
 Shares issued..........  $    341      33  $    590      54  $   --     --    $  2,041     160
 Dividends reinvested...        23       2       104      10      --     --         613      49
 Shares redeemed........      (177)    (17)     (806)    (74)     --     --        (558)    (44)
                          --------  ------  --------  ------  -------  -----   --------  ------
 Net increase (de-
  crease)...............  $    187      18  $   (112)    (10) $   --     --    $  2,096     165
                          ========  ======  ========  ======  =======  =====   ========  ======
Investor C Shares:
 Shares issued..........  $    --      --   $    --      --   $   --     --    $    501      39
 Dividends reinvested...       --      --        --      --       --     --          66       5
 Shares redeemed........       --      --        --      --       --     --        (132)    (10)
                          --------  ------  --------  ------  -------  -----   --------  ------
 Net increase...........  $    --      --   $    --      --   $   --     --    $    435      34
                          ========  ======  ========  ======  =======  =====   ========  ======
Institutional Shares:
 Shares issued..........  $ 21,299   2,027  $ 35,903   3,317  $11,873  1,175   $161,814  12,910
 Dividends reinvested...       393      37     1,118     103      122     12     14,642   1,172
 Shares redeemed........   (20,929) (1,994)  (29,433) (2,720)  (1,958)  (194)   (46,444) (3,683)
                          --------  ------  --------  ------  -------  -----   --------  ------
 Net increase...........  $    763      70  $  7,588     700  $10,037    993   $130,012  10,399
                          ========  ======  ========  ======  =======  =====   ========  ======

-------
(a) For the year ended June 30, 1997, the information presented is for the period from December 30, 1996 (commencement of operations) through June 30, 1997.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                 (Amounts in Thousands)
                                               Aggressive          Equity
                                             Allocation Fund     Income Fund
                                             ----------------  ----------------
                                              Amount   Shares   Amount   Shares
                                             --------  ------  --------  ------
For the six months ended November 30, 1998:
Investor A Shares:
 Shares issued.............................  $    --      --   $  3,634     206
 Dividends reinvested......................       --      --        648      37
 Shares redeemed...........................       --      --    (16,466)   (918)
                                             --------  ------  --------  ------
 Net (decrease)............................  $    --      --   $(12,184)   (675)
                                             ========  ======  ========  ======
Investor B Shares:
 Shares issued.............................  $    --      --   $  1,152      66
 Dividends reinvested......................       --      --        105       6
 Shares redeemed...........................       --      --     (3,437)   (192)
                                             --------  ------  --------  ------
 Net (decrease)............................  $    --      --   $ (2,180)   (120)
                                             ========  ======  ========  ======
Investor C Shares*:
 Shares issued.............................  $    --      --   $    175      10
 Dividends reinvested......................       --      --          2     --
 Shares redeemed...........................       --      --     (1,168)    (68)
                                             --------  ------  --------  ------
 Net increase (decrease)...................  $    --      --   $   (991)    (58)
                                             ========  ======  ========  ======
Institutional Shares:
 Shares issued.............................  $  1,808     159  $ 12,662     724
 Dividends reinvested......................       136      12       515      29
 Shares redeemed...........................    (5,247)   (457)  (38,720) (2,165)
                                             --------  ------  --------  ------
 Net (decrease)............................  $ (3,303)   (286) $(25,543) (1,412)
                                             ========  ======  ========  ======
For the eleven months ended May 31, 1998:
Investor A Shares:
 Shares issued.............................  $    --      --   $ 10,194     534
 Dividends reinvested......................       --      --     16,166     928
 Shares redeemed...........................       --      --    (20,575) (1,074)
                                             --------  ------  --------  ------
 Net increase..............................  $    --      --   $  5,785     388
                                             ========  ======  ========  ======
Investor B Shares:
 Shares issued.............................  $    --      --   $  6,379     334
 Dividends reinvested......................       --      --      3,856     223
 Shares redeemed...........................       --      --     (3,200)   (170)
                                             --------  ------  --------  ------
 Net increase..............................  $    --      --   $  7,035     387
                                             ========  ======  ========  ======
Investor C Shares:
 Shares issued.............................  $    --      --   $    628      34
 Dividends reinvested......................       --      --        120       7
 Shares redeemed...........................       --      --       (438)    (23)
                                             --------  ------  --------  ------
 Net increase..............................  $    --      --   $    310      18
                                             ========  ======  ========  ======
Institutional Shares:
 Shares issued.............................  $  9,513     858  $ 24,482   1,317
 Dividends reinvested......................       446      40    11,116     640
 Shares redeemed...........................   (19,093) (1,712)  (65,461) (3,413)
                                             --------  ------  --------  ------
 Net (decrease)............................  $ (9,134)   (814) $(29,863) (1,456)
                                             ========  ======  ========  ======

-------
* Investor C class of shares closed on August 28, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                             (Amounts in Thousands)
                                           Aggressive              Equity
                                       Allocation Fund(a)       Income Fund
                                       ---------------------  -----------------
                                        Amount      Shares     Amount    Shares
                                       ----------  ---------  ---------  ------
For the year ended June 30, 1997:
Investor A Shares:
 Shares issued.......................  $      --        --    $  17,476     991
 Dividends reinvested................         --        --        9,217     539
 Shares redeemed.....................         --        --      (19,770) (1,112)
                                       ----------  --------   ---------  ------
 Net increase........................  $      --        --    $   6,923     418
                                       ==========  ========   =========  ======
Investor B Shares:
 Shares issued.......................  $      --        --    $   6,794     385
 Dividends reinvested................         --        --        1,506      88
 Shares redeemed.....................         --        --       (1,807)   (103)
                                       ----------  --------   ---------  ------
 Net increase........................  $      --        --    $   6,493     370
                                       ==========  ========   =========  ======
Investor C Shares:
 Shares issued.......................  $      --        --    $     608      35
 Dividends reinvested................         --        --           28       1
 Shares redeemed.....................         --        --          (94)     (5)
                                       ----------  --------   ---------  ------
 Net increase........................  $      --        --    $     542      31
                                       ==========  ========   =========  ======
Institutional Shares:
 Shares issued.......................  $   39,922     3,954   $  53,563   3,180
 Dividends reinvested................         195        19       7,868     460
 Shares redeemed.....................      (2,857)     (281)   (116,931) (6,623)
                                       ----------  --------   ---------  ------
 Net increase (decrease).............  $   37,260     3,692   $ (55,500) (2,983)
                                       ==========  ========   =========  ======

-------
(a) For the year ended June 30, 1997, the information presented is for the period from December 30, 1996 (commencement of operations) through June 30, 1997.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)
5. Related Party Transactions:

 Investment advisory services are provided to the Group by IMC. Gulfstream Global Investors, Ltd. ("Gulfstream") served as sub-investment adviser to the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund and the International Discovery Fund until November 30, 1998 when the agreement was terminated and IMC assumed the day-to-day management. Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream was entitled to receive fees from IMC based on a percentage of the average daily net assets of the International Discovery Fund, and based on a percentage of the assets of the Conservative Allocation Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund assets invested in foreign securities.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership and BISYS Fund Services Ohio, Inc. (BISYS Ohio) are wholly-owned subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers of the Group are affiliated, serves the Group as Administrator. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed at an annual fee not to exceed 0.20% of the average daily net assets of each Fund. Until September 18, 1998, BISYS also served as the Fund's distributor. For the period June 1, 1998 to September 18, 1998 BISYS received $142,333 in commissions from sales of shares of the variable net asset value funds of which $36,161 was reallowed to other brokers and dealers. BISYS received no fees for providing distribution services to the money market funds. Effective September 19, 1998, SEI Investments Distribution Co. (SEI) became the Group's distributor. For the period September 19, 1998 to November 30, 1998, SEI received $67,358 in commissions from sales of shares of the variable net asset value funds of which $4,232 was reallowed to other brokers and dealers. BISYS Ohio serves the Group as mutual fund accountant. Until September 11, 1998, BISYS Ohio also served the Group as Transfer Agent. Effective September 12, 1998, Boston Financial Data Services became the Transfer Agent.

 The Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), and an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse SEI, as distributor of Investor A shares, a periodic distribution and/or service fee, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A shares of that Fund. Pursuant to the Investor B and Investor C Plans, each Fund is authorized to pay or reimburse SEI, as distributor of Investor B and Investor C shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B or Investor C shares of that Fund and
 (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Investor B or Investor C shares of that Fund. These fees may be used by SEI to pay banks, including the investment adviser, broker dealers and other institutions, or to reimburse SEI or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended November 30, 1998 (amounts in thousands):

                                                U.S.
                                Prime        Government        Tax-
                             Obligations    Obligations        Free        Treasury
                                 Fund           Fund           Fund          Fund
                            -------------- -------------- -------------- -------------
  Investment Advisory
   Fees:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.40%          0.40%          0.40%          0.40%
  Administration Fees:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.20%          0.20%          0.20%          0.20%
  Voluntary fee
   reductions.............      $  79          $  33          $  14          $ 267
  12b-1 Fees Investor A:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%          0.25%
  Voluntary fee
   reductions.............      $  80          $ 108          $  31          $ 158
  12b-1 Fees Investor B:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.75%           --             --             --
  Shareholder Service Fees
   Investor B:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.25%           --             --             --
  Transfer Agent Fees(b):.      $  25          $  11          $   8          $  14
  Fund Accountant Fees:...      $  81          $  34          $  19          $  50
                                Small           Mid           Large      International
                            Capitalization Capitalization Capitalization   Discovery
                                 Fund           Fund           Fund          Fund
                            -------------- -------------- -------------- -------------
  Investment Advisory
   Fees:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       1.00%          1.00%          0.80%          1.16%(a)
  Administration Fees:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.20%          0.20%          0.20%          0.20%
  12b-1 Fees Investor A:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%          0.25%
  12b-1 Fees Investor B:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.75%          0.75%          0.75%          0.75%
  Shareholder Service Fees
   Investor B:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%          0.25%
  Transfer Agent Fees(b):.      $ 139          $  82          $  40          $  67
  Fund Accountant Fees:...      $  74          $  76          $  55          $  93

-------
(a) Investment advisory fees for the International Discovery Fund are calculated as 1.25% of the first $50 million, 1.20% of the next $50 million, 1.15% of the next $300 million, and 1.05% over $400 million.
(b) Represents transfer agent fees paid to BISYS Ohio for the period June 1, 1998 to September 11, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                  Limited  Intermediate     U.S.
                                 Maturity   Government   Government
                                   Bond    Obligations     Income       Bond
                                   Fund        Fund         Fund        Fund
                                 --------- ------------ ------------ ----------
  Investment Advisory Fees:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.74%      0.74%        0.74%       0.74%
  Voluntary fee reduction.......   $ 180      $  36        $ 332       $ 100
  Administration Fees:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.20%      0.20%        0.20%       0.20%
  Voluntary fee reductions......   $  48      $  46        $  57       $ 124
  12b-1 Fees Investor A:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.25%      0.25%        0.25%       0.25%
  12b-1 Fees Investor B:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.75%      0.75%        0.75%       0.75%
  Shareholder Service Fees In-
   vestor B:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.25%      0.25%        0.25%       0.25%
  Transfer Agent Fees(a):.......   $  24      $  26        $  41       $  37
  Fund Accountant Fees:.........   $  35      $  41        $  54       $  69
                                             Michigan
                                 Municipal  Municipal   Conservative  Balanced
                                   Bond        Bond      Allocation  Allocation
                                   Fund        Fund         Fund        Fund
                                 --------- ------------ ------------ ----------
  Investment Advisory Fees:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.74%      0.74%        1.00%       1.00%
  Voluntary fee reduction.......   $ 123      $ 231        $  26       $ 343
  Administration Fees:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.20%      0.20%        0.20%       0.20%
  Voluntary fee reductions......   $  65      $ 122        $ --        $ --
  12b-1 Fees Investor A:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.25%      0.25%         --         0.25%
  12b-1 Fees Investor B:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.75%      0.75%         --         0.75%
  Shareholder Service Fees In-
   vestor B:
  Annual fee before voluntary
   fee reductions
   (percentage of average net
   assets)......................    0.25%      0.25%         --         0.25%
  Transfer Agent Fees(a):.......   $  16      $  24        $   2       $  38
  Fund Accountant Fees:.........   $  32      $  49        $   6       $  56

-------
(a) Represents transfer agent fees paid to BISYS Ohio for the period June 1, 1998 to September 11, 1998.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

                                                               Aggressive Equity
                                                               Allocation Income
                                                                  Fund     Fund
                                                               ---------- ------
  Investment Advisory Fees:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).........................    1.00%    1.00%
  Voluntary fee reduction.....................................    $ 23      --
  Administration Fees:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).........................    0.20%    0.20%
  12b-1 Fees Investor A:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).........................     --      0.25%
  12b-1 Fees Investor B:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).........................     --      0.75%
  Shareholder Service Fees Investor B:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).........................     --      0.25%
  Transfer Agent Fees(a):.....................................    $  2     $ 84
  Fund Accountant Fees:.......................................    $ 23     $ 55

-------
(a) Represents transfer agent fees paid to BISYS Ohio for the period June 1, 1998 to September 11, 1998.

6. Concentration of Credit Risk:

 The Michigan Municipal Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Michigan municipal securities than a fund that is not concentrated in these issuers to the same extent.

7. Proxy:

 On August 13, 1998, August 27, 1998 and September 3, 1998, special meetings of the shareholders of The Parkstone Group of Funds were held to consider various proposals. The actual vote tabulations for the various issues are as follows:

 Issue 1. Election of Trustees

                                   Affirmative       Against        Abstain
                                 ---------------- ------------- ----------------
  Robert D. Neary............... 4,736,410,286.37 38,851,537.91 1,636,502,547.47
  Leigh Carter.................. 4,736,050,115.24 39,211,709.04 1,636,502,547.47
  John F. Durkott............... 4,736,251,004.71 39,010,819.57 1,636,502,547.47
  Robert J. Farling............. 4,737,862,669.66 37,399,154.62 1,636,502,547.47
  Richard W. Furst.............. 4,737,830,050.85 37,431,773.43 1,636,502,547.47
  Gerald L. Gherlein............ 4,737,884,542.62 37,377,281.66 1,636,502,547.47
  Herbert R. Martens, Jr........ 4,737,555,605.88 37,706,218.40 1,636,502,547.47
  J. William Pullen............. 4,737,841,980.92 37,419,843.36 1,636,502,547.47

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 2. Change each Fund's investment objective to non-fundamental

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 527,683,288.96 17,059,058.85 18,839,334.97
  U.S. Government Obligations Fund.. 139,660,762.66 25,418,146.25  9,016,647.88
  Tax-Free Fund.....................  71,092,286.92  2,991,042.39 30,049,880.32
  Treasury Fund..................... 121,238,615.63 96,416,503.82  2,358,683.37
  Small Capitalization Fund......... 360,236,125.61 15,593,331.37  6,595,107.51
  Mid Capitalization Fund........... 421,302,133.13  6,854,637.89  2,517,283.56
  Large Capitalization Fund......... 335,780,396.37    756,205.22    963,382.34
  International Discovery Fund...... 372,200,284.28  2,981,525.05  1,296,115.10
  Limited Maturity Fund............. 147,169,836.83  1,088,641.45  2,462,944.64
  Intermediate Government Obliga-
   tions Fund....................... 139,089,702.80  3,949,855.11    560,400.34
  U.S. Government Income Fund....... 161,482,364.30  2,621,226.32  2,919,159.92
  Bond Fund......................... 437,346,213.53  2,010,305.59  1,092,045.00
  Municipal Bond Fund............... 117,111,501.44  5,196,346.50    105,479.01
  Michigan Municipal Bond Fund...... 179,893,015.09  6,488,219.19 22,568,336.46
  Conservative Allocation Fund......  11,755,287.14    149,998.01      1,321.36
  Balanced Allocation Fund.......... 138,445,738.05  4,372,984.83 16,248,026.74
  Aggressive Allocation Fund........  17,423,844.41  5,208,483.24    233,462.10
  Equity Income Fund................ 264,017,234.71 10,040,097.73  7,646,843.88

 Issue 3(a). Change to the fundamental investment limitation on underwriting activities

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 534,417,647.23  9,904,264.49 19,259,771.06
  U.S. Government Obligations Fund.. 141,243,448.58 23,739,028.00  9,113,080.21
  Tax-Free Fund..................... 100,512,244.74  3,055,380.75    565,584.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 366,047,543.67  6,566,007.94  9,811,012.88
  Mid Capitalization Fund........... 426,081,513.81  1,980,724.23  2,611,816.51
  Large Capitalization Fund......... 335,835,485.38    389,566.03  1,274,932.52
  International Discovery Fund...... 374,166,264.11  1,060,348.09  1,251,312.23
  Limited Maturity Fund............. 147,637,620.39    994,264.59  2,089,537.94
  Intermediate Government Obliga-
   tions Fund....................... 141,482,088.34  1,518,938.35    598,931.56
  U.S. Government Income Fund....... 161,436,477.86  2,158,585.01  3,427,687.67
  Bond Fund......................... 438,667,284.10    608,478.01  1,172,802.01
  Municipal Bond Fund............... 118,018,899.63  3,488,703.17    905,724.15
  Michigan Municipal Bond Fund...... 173,704,270.32  6,596,859.41 28,648,441.01
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,344,286.32  4,700,000.09 12,022,463.21
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 270,179,287.80  3,947,793.71  7,577,094.81

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 3(b). Change to the fundamental investment limitation on real estate transactions

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 534,522,716.19  9,919,202.54 19,139,764.05
  U.S. Government Obligations Fund.. 141,239,351.58 23,743,125.00  9,113,080.21
  Tax-Free Fund..................... 100,508,711.74  3,055,378.75    569,119.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 365,910,891.71  6,697,646.69  9,816,026.09
  Mid Capitalization Fund........... 425,944,025.78  2,117,324.82  2,612,703.95
  Large Capitalization Fund......... 335,795,628.64    441,071.94  1,263,283.35
  International Discovery Fund...... 374,189,660.46  1,082,634.17  1,205,629.80
  Limited Maturity Fund............. 147,712,413.89    951,419.59  2,057,589.44
  Intermediate Government Obliga-
   tions Fund....................... 141,556,480.92  1,427,614.09    615,863.24
  U.S. Government Income Fund....... 161,508,616.98  2,136,242.83  3,337,890.73
  Bond Fund......................... 438,642,530.58    627,836.14  1,178,197.40
  Municipal Bond Fund............... 118,001,546.19  3,498,201.23    913,579.53
  Michigan Municipal Bond Fund...... 173,413,445.37  6,796,113.01 28,740,012.36
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,346,054.00  4,718,864.55 12,001,831.07
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 270,091,870.58  4,018,591.90  7,593,713.84

 Issue 3(c). Change to fundamental investment limitation on investment in commodities

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 533,592,227.11 10,678,850.62 19,310,605.05
  U.S. Government Obligations Fund.. 141,148,890.58 23,748,567.00  9,198,099.21
  Tax-Free Fund..................... 100,486,958.59  3,088,115.90    558,135.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 365,264,883.59  7,367,411.90  9,792,269.00
  Mid Capitalization Fund........... 425,673,584.40  2,311,281.39  2,689,188.76
  Large Capitalization Fund......... 335,719,261.95    502,875.37  1,277,846.61
  International Discovery Fund...... 373,969,440.60  1,330,997.78  1,177,486.05
  Limited Maturity Fund............. 147,615,152.89  1,039,864.59  2,066,405.44
  Intermediate Government Obliga-
   tions Fund....................... 141,483,512.50  1,525,900.91    590,544.84
  U.S. Government Income Fund....... 161,378,123.34  2,205,321.43  3,439,305.77
  Bond Fund......................... 438,525,592.07    762,876.67  1,160,095.38
  Municipal Bond Fund............... 117,544,376.60  4,034,535.36    834,414.99
  Michigan Municipal Bond Fund...... 172,864,672.83  7,448,821.84 28,636,076.07
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 138,250,493.04  8,837,184.39 11,979,072.19
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 269,829,949.38  4,265,042.99  7,609,183.95

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 3(d). Change to fundamental investment limitation regarding industry concentration

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 534,448,292.23  9,975,304.49 19,158,086.06
  U.S. Government Obligations Fund.. 141,180,315.58 23,717,138.00  9,198,103.21
  Tax-Free Fund..................... 100,485,643.59  3,082,551.90    565,014.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 366,062,740.83  6,558,816.55  9,803,007.11
  Mid Capitalization Fund........... 425,898,591.74  2,118,498.67  2,656,964.14
  Large Capitalization Fund......... 335,790,678.16    447,787.11  1,261,518.66
  International Discovery Fund...... 374,221,691.67  1,068,858.81  1,187,373.95
  Limited Maturity Fund............. 147,769,926.89    943,382.59  2,008,113.44
  Intermediate Government Obliga-
   tions Fund....................... 141,497,042.02  1,510,947.23    591,969.00
  U.S. Government Income Fund....... 161,430,761.86  2,125,559.65  3,466,429.03
  Bond Fund......................... 438,646,703.93    634,757.81  1,167,102.38
  Municipal Bond Fund............... 117,988,689.06  3,544,364.75    880,273.14
  Michigan Municipal Bond Fund...... 173,724,745.97  6,568,648.76 28,656,176.01
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,375,303.58  4,709,542.80 11,981,903.24
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 270,220,902.66  3,891,773.64  7,591,500.02

 Issue 3(e). Change to fundamental investment limitation on loans

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 534,018,521.15 10,430,240.58 19,132,921.05
  U.S. Government Obligations Fund.. 141,243,448.58 23,739,028.00  9,113,080.21
  Tax-Free Fund..................... 100,236,122.74  3,060,329.75    836,757.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 366,009,731.26  6,645,867.21  9,768,966.02
  Mid Capitalization Fund........... 426,036,416.11  2,071,126.17  2,566,512.27
  Large Capitalization Fund......... 335,782,319.16    429,999.86  1,287,664.91
  International Discovery Fund...... 374,183,364.70  1,100,678.36  1,193,881.30
  Limited Maturity Fund............. 147,735,498.89    935,868.09  2,050,055.94
  Intermediate Government Obliga-
   tions Fund....................... 141,468,707.17  1,515,387.84    615,863.24
  U.S. Government Income Fund....... 161,421,357.16  2,227,111.63  3,374,281.75
  Bond Fund......................... 438,651,858.69    664,698.11  1,132,007.32
  Municipal Bond Fund............... 117,520,873.64  4,034,535.36    857,917.95
  Michigan Municipal Bond Fund...... 172,816,475.38  7,483,604.13 28,649,491.23
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,345,653.51  4,723,587.57 11,997,508.54
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 269,961,020.68  4,166,908.84  7,576,246.80

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 3(f). Change to fundamental investment limitation on borrowing and the issuance of senior securities

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 532,550,235.71 11,936,698.01 19,094,749.06
  U.S. Government Obligations Fund.. 141,269,113.58 23,716,904.00  9,109,539.21
  Tax-Free Fund..................... 100,189,573.74  3,109,378.75    834,257.14
  Treasury Fund..................... 212,543,744.16  4,553,661.07  2,916,397.59
  Small Capitalization Fund......... 365,276,892.33  7,329,157.19  9,818,514.97
  Mid Capitalization Fund........... 425,730,206.75  2,332,600.60  2,611,247.20
  Large Capitalization Fund......... 335,747,698.06    498,101.14  1,254,184.73
  International Discovery Fund...... 373,899,794.57  1,340,750.71  1,237,379.15
  Limited Maturity Fund............. 147,687,989.39    945,206.59  2,088,226.94
  Intermediate Government Obliga-
   tions Fund....................... 141,482,088.34  1,527,938.25    589,931.66
  U.S. Government Income Fund....... 161,323,359.80  2,211,093.41  3,488,297.33
  Bond Fund......................... 438,530,911.76    767,543.02  1,150,109.34
  Municipal Bond Fund............... 116,369,357.81  5,186,051.19    857,917.95
  Michigan Municipal Bond Fund...... 172,745,620.13  7,544,746.89 28,659,203.72
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,208,647.36  4,876,199.02 11,981,903.24
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 269,675,983.26  4,486,141.07  7,542,051.99

 Issue 3(g). Change to fundamental investment limitation on issuer diversification

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 534,202,971.13 10,016,458.59 19,362,253.06
  U.S. Government Obligations Fund.. 141,265,576.58 23,716,900.00  9,113,080.21
  Tax-Free Fund..................... 100,503,244.74  3,060,329.75    569,635.14
  Treasury Fund..................... 212,545,900.16  4,551,505.07  2,916,397.59
  Small Capitalization Fund......... 365,430,476.75  7,151,729.81  9,842,357.93
  Mid Capitalization Fund........... 424,877,722.75  3,164,822.02  2,631,509.78
  Large Capitalization Fund......... 335,802,039.05    474,226.52  1,223,718.36
  International Discovery Fund...... 374,150,701.06  1,072,229.72  1,254,993.65
  Limited Maturity Fund............. 147,741,768.89    866,432.59  2,113,221.44
  Intermediate Government Obliga-
   tions Fund....................... 141,229,773.98  1,779,570.20    590,614.07
  U.S. Government Income Fund....... 161,037,932.60  2,533,028.13  3,451,789.81
  Bond Fund......................... 438,388,131.62    936,423.17  1,124,009.33
  Municipal Bond Fund............... 113,815,393.69  7,694,957.44    902,975.82
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 142,366,250.19  4,759,736.18 11,940,763.25
  Aggressive Allocation Fund........  19,953,394.81  2,678,932.85    233,462.09
  Equity Income Fund................ 269,336,176.69  4,755,218.09  7,612,781.54

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 4(a). To approve a change in the fundamental investment limitation on purchasing securities on margin to make such restriction non-fundamental.

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 530,213,722.83  9,891,441.87 23,476,518.08
  U.S. Government Obligations Fund.. 143,513,182.58 20,859,190.94  9,723,183.27
  Tax-Free Fund..................... 101,160,842.61  2,135,972.88    836,394.14
  Treasury Fund..................... 203,748,659.92  7,308,067.21  8,957,075.69
  Small Capitalization Fund......... 362,999,915.19  9,723,952.97  9,700,696.33
  Mid Capitalization Fund........... 422,149,932.68  6,130,203.47  2,393,920.40
  Large Capitalization Fund......... 336,124,356.66    506,377.86    869,249.41
  International Discovery Fund...... 372,947,408.13  2,365,237.47  1,165,278.83
  Limited Maturity Fund............. 147,051,672.29  1,215,593.49  2,454,157.14
  Intermediate Government Obliga-
   tions Fund....................... 140,342,783.29  2,680,192.93    576,982.03
  U.S. Government Income Fund....... 160,991,342.14  2,607,294.87  3,424,113.53
  Bond Fund......................... 438,437,030.93    814,032.14  1,197,501.05
  Municipal Bond Fund............... 116,003,604.51  6,310,951.04     98,771.40
  Michigan Municipal Bond Fund...... 179,299,248.73  6,138,654.05 23,511,667.96
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 138,821,772.44 10,457,422.21  9,787,554.97
  Aggressive Allocation Fund........  17,873,739.22  4,602,062.55    389,987.98
  Equity Income Fund................ 268,099,164.98  6,182,498.79  7,422,512.55

 Issue 4(b). To approve a change in the fundamental investment limitation on writing and selling call options to make such restriction non-fundamental.

                                      Affirmative      Against       Abstain
                                     -------------- ------------- -------------
  Prime Obligations Fund............ 526,718,186.02 10,031,124.79 26,832,371.97
  U.S. Government Obligations Fund.. 143,420,631.75 20,863,287.94  9,811,637.10
  Tax-Free Fund..................... 101,156,374.61  2,146,956.88    829,878.14
  Treasury Fund..................... 203,307,372.16  7,749,354.98  8,957,075.68
  Small Capitalization Fund......... 362,847,037.33  9,801,619.31  9,775,907.85
  Mid Capitalization Fund........... 421,927,224.03  6,273,937.16  2,472,893.36
  Large Capitalization Fund......... 336,047,588.37    508,374.42    944,021.17
  International Discovery Fund...... 372,943,501.10  2,353,931.91  1,180,491.42
  Limited Maturity Fund............. 147,418,352.99  1,215,593.49  2,087,476.44
  Intermediate Government Obliga-
   tions Fund....................... 140,335,563.59  2,359,981.69    904,412.97
  U.S. Government Income Fund....... 160,956,046.88  2,670,740.73  3,395,962.93
  Bond Fund......................... 438,262,704.02    880,670.50  1,305,189.60
  Municipal Bond Fund............... 115,982,892.00  6,357,114.56     73,320.39
  Michigan Municipal Bond Fund...... 172,958,607.01  7,456,540.47 28,534,423.26
  Conservative Allocation Fund......  11,755,122.37    150,162.78      1,321.36
  Balanced Allocation Fund.......... 138,753,471.37 10,453,986.57  9,859,291.68
  Aggressive Allocation Fund........  17,873,739.22  4,602,062.55    389,987.98
  Equity Income Fund................ 267,824,365.94  6,100,657.33  7,779,153.05

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1998
                                                                     (Unaudited)

 Issue 4(c). Limitation regarding investments in securities of any one issuer applicable to Michigan Municipal Bond Fund which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act")

                                       Affirmative     Against       Abstain
                                      -------------- ------------ -------------
  Michigan Municipal Bond Fund....... 185,669,421.59 9,488,068.72 13,792,080.43

8. Subsequent Events:

 Effective December 1, 1998, the Limited Maturity Income Fund, Intermediate Government Income Fund, U.S. Government Income Fund, Bond Fund, Municipal Bond Fund and Michigan Municipal Bond Funds changed from declaring and paying dividends from net investment income monthly to declaring dividends from net investment income daily and paying monthly.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                            Prime Obligations Fund
                      --------------------------------------------------------------------------------------
                      Six Months Ended November 30, 1998            Eleven Months Ended May 31, 1998
                      ----------------------------------------   ------------------------------------------
                                  (Unaudited)
                      Investor A    Investor B   Institutional   Investor A    Investor B(a)  Institutional
                      ----------    ----------   -------------   ----------    -------------  -------------
Net Asset Value,
 Beginning of
 Period.............   $ 1.000        $1.000       $  1.000       $  1.000        $1.000        $  1.000
                       -------        ------       --------       --------        ------        --------
Investment
 Activities
 Net investment
  income............     0.024         0.020          0.025          0.045         0.027           0.046
                       -------        ------       --------       --------        ------        --------
Distributions
 Net investment
  income............    (0.024)       (0.020)        (0.025)        (0.045)       (0.027)         (0.046)
                       -------        ------       --------       --------        ------        --------
Net Asset Value, End
 of Period..........   $ 1.000        $1.000       $  1.000       $  1.000        $1.000        $  1.000
                       =======        ======       ========       ========        ======        ========
Total Return........      2.44%(b)      1.98%(b)       2.49%(b)       4.63%(b)      2.75%(b)        4.73%(b)
Ratios/Supplementary
 Data
Net Assets at end of
 period (000).......   $16,669        $  551       $725,678       $217,934        $  387        $690,947
Ratio of expenses to
 average net assets.      0.76%(c)      1.65%(c)       0.65%(c)       0.76%(c)      1.66%(c)        0.66%(c)
Ratio of net
 investment income
 to average net
 assets.............      4.85%(c)      3.92%(c)       4.92%(c)       4.93%(c)      4.01%(c)        5.04%(c)
Ratio of expenses to
 average net
 assets*............      0.93%(c)      1.67%(c)       0.67%(c)       0.93%(c)      1.68%(c)        0.68%(c)
                      Year Ended June 30, 1997
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period.............   $  1.000    $  1.000
                      ---------- -------------
Investment
 Activities
 Net investment
  income............      0.048       0.049
                      ---------- -------------
Distributions
 Net investment
  income............     (0.048)     (0.049)
                      ---------- -------------
Net Asset Value, End
 of Period..........   $  1.000    $  1.000
                      ========== =============
Total Return........       4.91%       5.01%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000).......   $195,046    $677,324
Ratio of expenses to
 average net assets.       0.73%       0.63%
Ratio of net
 investment income
 to average net
 assets.............       4.80%       4.90%
Ratio of expenses to
 average net
 assets*............       0.90%       0.65%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period September 30, 1997 (commencement of offering Investor B shares) to May 31, 1998.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             Prime Obligations Fund
                       ---------------------------------------------------------------------------------------------------
                              Year Ended               Year Ended               Year Ended               Year Ended
                            June 30, 1996            June 30, 1995            June 30, 1994          June 30, 1993 (a)
                       ------------------------ ------------------------ ------------------------ ------------------------
                       Investor A Institutional Investor A Institutional Investor A Institutional Investor A Institutional
                       ---------- ------------- ---------- ------------- ---------- ------------- ---------- -------------
Net Asset Value,
 Beginning of Period.   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                        --------    --------     --------    --------     --------    --------     --------    --------
Investment Activities
 Net investment
  income.............      0.050       0.051        0.047       0.048        0.027       0.028        0.028       0.029
                        --------    --------     --------    --------     --------    --------     --------    --------
Distributions
 Net investment
  income.............     (0.050)     (0.051)      (0.047)     (0.048)      (0.027)     (0.028)      (0.028)     (0.029)
                        --------    --------     --------    --------     --------    --------     --------    --------
Net Asset Value, End
 of Period...........   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                        ========    ========     ========    ========     ========    ========     ========    ========
 Total Return........       5.07%       5.17%        4.81%       4.91%        2.75%       2.85%        2.89%       2.91%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)........   $147,478    $596,075     $108,565    $640,380     $105,611    $561,697     $129,433    $478,821
Ratio of expenses to
 average net assets..       0.74%       0.64%        0.75%       0.65%        0.74%       0.64%        0.66%       0.64%
Ratio of net
 investment income to
 average net assets..       4.93%       5.05%        4.71%       4.83%        2.71%       2.84%        2.86%       2.88%
Ratio of expenses to
 average net assets*.       0.91%       0.66%        0.92%       0.67%        0.91%       0.66%        0.71%       0.66%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              U.S. Government Obligations Fund
                         -----------------------------------------------------------------------------------
                             Six Months Ended           Eleven Months Ended                Year Ended
                            November 30, 1998               May 31, 1998                 June 30, 1997
                         --------------------------   ---------------------------   ------------------------
                               (Unaudited)
                         Investor A   Institutional   Investor A    Institutional   Investor A Institutional
                         ----------   -------------   ----------    -------------   ---------- -------------
Net Asset Value,
 Beginning of Period....   $1.000       $  1.000       $  1.000       $  1.000       $  1.000    $  1.000
                           ------       --------       --------       --------       --------    --------
Investment Activities
 Net investment income..    0.024          0.024          0.044          0.045          0.047       0.048
                           ------       --------       --------       --------       --------    --------
Distributions
 Net investment income..   (0.024)        (0.024)        (0.044)        (0.045)        (0.047)     (0.048)
                           ------       --------       --------       --------       --------    --------
Net Asset Value, End of
 Period.................   $1.000       $  1.000       $  1.000       $  1.000       $  1.000    $  1.000
                           ======       ========       ========       ========       ========    ========
Total Return............     2.38%(a)       2.43%(a)       4.53%(a)       4.62%(a)       4.79%       4.89%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........   $  941       $184,342       $169,210       $185,384       $212,082    $210,162
Ratio of expenses to
 average net assets.....     0.75%(b)       0.65%(b)       0.76%(b)       0.66%(b)       0.74%       0.64%
Ratio of net investment
 income to average net
 assets.................     4.76%(b)       4.81%(b)       4.83%(b)       4.93%(b)       4.69%       4.79%
Ratio of expenses to
 average net assets*....     0.92%(b)       0.67%(b)       0.93%(b)       0.68%(b)       0.91%       0.66%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                        U.S. Government Obligations Fund
                       -----------------------------------------------------------------------------------------------------
                              Year Ended               Year Ended               Year Ended                Year Ended
                            June 30, 1996            June 30, 1995            June 30, 1994           June 30, 1993 (a)
                       ------------------------ ------------------------ ------------------------  -------------------------
                       Investor A Institutional Investor A Institutional Investor A Institutional  Investor A  Institutional
                       ---------- ------------- ---------- ------------- ---------- -------------  ----------  -------------
Net Asset Value,
 Beginning of Period.   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000       $  1.000    $  1.000       $  1.000
                        --------    --------     --------    --------     --------       --------    --------       --------
Investment Activities
 Net investment
  income.............      0.049       0.050        0.047       0.048        0.027          0.028       0.028          0.028
                        --------    --------     --------    --------     --------       --------    --------       --------
Distributions
 Net investment
  income.............     (0.049)     (0.050)      (0.047)     (0.048)      (0.027)        (0.028)     (0.028)        (0.028)
                        --------    --------     --------    --------     --------       --------    --------       --------
Net Asset Value, End
 of Period...........   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000       $  1.000    $  1.000       $  1.000
                        ========    ========     ========    ========     ========       ========    ========       ========
Total Return.........       4.99%       5.10%        4.76%       4.87%        2.69%          2.79%       2.84%          2.86%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........   $186,944    $207,451     $169,179    $227,565     $172,482       $192,612    $208,311       $223,855
Ratio of expenses to
 average net
 assets..............       0.74%       0.64%        0.77%       0.67%        0.77%          0.67%       0.66%          0.64%
Ratio of net
 investment income to
 average net assets..       4.88%       4.99%        4.62%       4.76%        2.64%          2.74%       2.79%          2.81%
Ratio of expenses to
 average net assets*.       0.91%       0.66%        0.94%       0.69%        0.94%          0.69%       0.72%          0.66%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Tax-Free Fund
                         ------------------------------------------------------------------------------------
                             Six Months Ended            Eleven Months Ended                Year Ended
                            November 30, 1998                May 31, 1998                 June 30, 1997
                         ---------------------------   ---------------------------   ------------------------
                         Investor A    Institutional   Investor A    Institutional   Investor A Institutional
                         ----------    -------------   ----------    -------------   ---------- -------------
                               (Unaudited)
Net Asset Value,
 Beginning of Period....  $ 1.000        $  1.000       $ 1.000        $  1.000       $ 1.000     $  1.000
                          -------        --------       -------        --------       -------     --------
Investment Activities
 Net investment income..    0.013           0.014         0.026           0.027         0.028        0.029
                          -------        --------       -------        --------       -------     --------
Distributions
 Net investment income..   (0.013)         (0.014)       (0.026)         (0.027)       (0.028)      (0.029)
                          -------        --------       -------        --------       -------     --------
Net Asset Value, End of
 Period.................  $ 1.000        $  1.000       $ 1.000        $  1.000       $ 1.000     $  1.000
                          =======        ========       =======        ========       =======     ========
Total Return............     1.35%(a)        1.40%(a)      2.66%(a)        2.75%(a)      2.83%        2.94%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $ 1,617        $111,953       $55,106        $104,062       $47,466     $108,884
Ratio of expenses to
 average net assets.....     0.77%(b)        0.67%(b)      0.76%(b)        0.66%(b)      0.78%        0.68%
Ratio of net investment
 income to average net
 assets.................     2.72%(b)        2.78%(b)      2.86%(b)        2.96%(b)      2.82%        2.90%
Ratio of expenses to
 average net assets*....     0.94%(b)        0.69%(b)      0.93%(b)        0.68%(b)      0.95%        0.70%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                  Tax-Free Fund
                       ---------------------------------------------------------------------------------------------------
                                                                                                         Year Ended
                       Year Ended June 30, 1996 Year Ended June 30, 1995 Year Ended June 30, 1994     June 30, 1993(a)
                       ------------------------ ------------------------ ------------------------ ------------------------
                       Investor A Institutional Investor A Institutional Investor A Institutional Investor A Institutional
                       ---------- ------------- ---------- ------------- ---------- ------------- ---------- -------------
Net Asset Value,
 Beginning of Period.   $ 1.000     $  1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                        -------     --------     -------      -------     -------      -------     -------      -------
Investment Activities
 Net investment
  income.............     0.029        0.030       0.029        0.030       0.018        0.019       0.019        0.019
                        -------     --------     -------      -------     -------      -------     -------      -------
Distributions
 Net investment
  income.............    (0.029)      (0.030)     (0.029)      (0.030)     (0.018)      (0.019)     (0.019)      (0.019)
                        -------     --------     -------      -------     -------      -------     -------      -------
Net Asset Value, End
 of Period...........   $ 1.000     $  1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                        =======     ========     =======      =======     =======      =======     =======      =======
Total Return.........      2.91%        3.02%       2.90%        3.00%       1.81%        1.92%       2.07%        2.10%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)........   $41,713     $106,154     $45,102      $98,489     $48,256      $84,465     $54,886      $86,292
Ratio of expenses to
 average net assets..      0.76%        0.66%       0.74%        0.64%       0.68%        0.58%       0.58%        0.55%
Ratio of net
 investment income to
 average net assets..      2.89%        2.97%       2.88%        2.97%       1.81%        1.90%       2.05%        2.08%
Ratio of expenses to
 average net assets*.      0.93%        0.68%       0.95%        0.70%       0.93%        0.68%       0.72%        0.65%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Treasury Fund
                         ------------------------------------------------------------------------------------
                             Six Months Ended          Eleven Months Ended May
                            November 30, 1998                  31, 1998              Year Ended June 30, 1997
                         ---------------------------   ---------------------------   ------------------------
                         Investor A    Institutional   Investor A    Institutional   Investor A Institutional
                         ----------    -------------   ----------    -------------   ---------- -------------
                               (Unaudited)
Net Asset Value,
 Beginning of Period....  $ 1.000        $  1.000       $  1.000       $  1.000       $  1.000    $  1.000
                          -------        --------       --------       --------       --------    --------
Investment Activities
 Net investment income..    0.024           0.024          0.045          0.046          0.047       0.048
Distributions
 Net investment income..   (0.024)         (0.024)        (0.045)        (0.046)        (0.047)     (0.048)
                          -------        --------       --------       --------       --------    --------
Net Asset Value, End of
 Period.................  $ 1.000        $  1.000       $  1.000       $  1.000       $  1.000    $  1.000
                          =======        ========       ========       ========       ========    ========
Total Return............     2.38%(a)        2.43%(a)       4.61%(a)       4.70%(a)       4.82%       4.93%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $ 8,162        $287,500       $240,208       $321,584       $176,006    $324,377
Ratio of expenses to
 average net assets.....     0.67%(b)        0.57%(b)       0.67%(b)       0.57%(b)       0.67%       0.57%
Ratio of net investment
 income to average net
 assets.................     4.79%(b)        4.81%(b)       4.90%(b)       5.00%(b)       4.72%       4.83%
Ratio of expenses to
 average net assets*....     0.92%(b)        0.67%(b)       0.92%(b)       0.67%(b)       0.92%       0.67%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Treasury Fund
                         -----------------------------------------------------------------------------
                                                                             December 1, 1993 to
                         Year Ended June 30, 1996 Year Ended June 30, 1995    June 30, 1994 (a)
                         ------------------------ ------------------------ ---------------------------
                         Investor A Institutional Investor A Institutional Investor A    Institutional
                         ---------- ------------- ---------- ------------- ----------    -------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000     $  1.000    $  1.000     $ 1.000         $ 1.000
                          --------    --------     --------    --------     -------         -------
Investment Activities
 Net investment income..     0.049       0.050        0.047       0.048       0.016           0.017
                          --------    --------     --------    --------     -------         -------
Distributions
 Net investment income..    (0.049)     (0.050)      (0.047)     (0.048)     (0.016)         (0.017)
                          --------    --------     --------    --------     -------         -------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000     $  1.000    $  1.000     $ 1.000         $ 1.000
                          ========    ========     ========    ========     =======         =======
Total Return............      5.04%       5.14%        4.81%       4.91%       1.66%(b)        1.72%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $158,723    $223,416     $105,391    $192,232     $56,535         $76,035
Ratio of expenses to
 average net assets.....      0.70%       0.60%        0.75%       0.64%       0.64%(c)        0.54%(c)
Ratio of net investment
 income to average net
 assets.................      4.87%       4.98%        4.82%       4.95%       2.84%(c)        3.15%(c)
Ratio of expenses to
 average net assets*....      0.95%       0.70%        1.04%       0.78%       0.99%(c)        0.74%(c)

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Small Capitalization Fund
                           -------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                    Eleven Months Ended May 31, 1998
                           -------------------------------------------    --------------------------------------------
                           Investor A     Investor B     Institutional    Investor A     Investor B     Investor C
                           ----------     ----------     -------------    ----------     ----------     ----------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $  25.72       $ 25.02         $  26.15        $  27.55       $ 26.99        $ 27.05
                            --------       -------         --------        --------       -------        -------
Investment Activities
 Net investment income
  (loss).................      (0.14)        (0.23)           (0.11)          (0.35)        (0.53)         (0.49)
                            --------       -------         --------        --------       -------        -------
Net realized and
 unrealized gains
 (losses) from
 investments.............      (3.50)        (3.39)           (3.57)          (0.18)        (0.14)         (0.18)
                            --------       -------         --------        --------       -------        -------
 Total from Investment
  Activities.............      (3.64)        (3.62)           (3.68)          (0.53)        (0.67)         (0.67)
                            --------       -------         --------        --------       -------        -------
Distributions
 Net realized gains......        --            --               --            (1.30)        (1.30)         (1.30)
                            --------       -------         --------        --------       -------        -------
 Total Distributions.....        --            --               --            (1.30)        (1.30)         (1.30)
                            --------       -------         --------        --------       -------        -------
Net Asset Value, End of
 Period..................   $  22.08       $ 21.40         $  22.47        $  25.72       $ 25.02        $ 25.08
                            ========       =======         ========        ========       =======        =======
Total Return (excludes
 sales and redemption
 charges)................     (14.15)%(a)   (14.47)%(a)      (14.07)%(a)      (1.90)%(a)    (2.47)%(a)     (2.43)%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $103,249       $29,259         $346,671        $163,178       $41,399        $14,747
Ratio of expenses to
 average net assets......       1.58%(b)      2.33%(b)         1.33%(b)        1.60%(b)      2.35%(b)       2.35%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      (1.14)%(b)    (1.89)%(b)       (0.89)%(b)      (1.23)%(b)    (1.99)%(b)     (1.99)%(b)
Portfolio turnover (c)...      32.36%        32.36%           32.36%          46.17%        46.17%         46.17%
                           Institutional
                           ----------------
Net Asset Value,
 Beginning of Period.....    $  27.91
                           ----------------
Investment Activities
 Net investment income
  (loss).................       (0.27)
                           ----------------
Net realized and
 unrealized gains
 (losses) from
 investments.............       (0.19)
                           ----------------
 Total from Investment
  Activities.............       (0.46)
                           ----------------
Distributions
 Net realized gains......       (1.30)
                           ----------------
 Total Distributions.....       (1.30)
                           ----------------
Net Asset Value, End of
 Period..................    $  26.15
                           ================
Total Return (excludes
 sales and redemption
 charges)................       (1.62)%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $527,805
Ratio of expenses to
 average net assets......        1.35%(b)
Ratio of net investment
 income (loss) to average
 net assets..............       (0.99)%(b)
Portfolio turnover (c)...       46.17%

-------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           Small Capitalization Fund
                         --------------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                          Year Ended June 30, 1996
                         ------------------------------------------------- ------------------------------------------------
                         Investor A  Investor B  Investor C  Institutional Investor A  Investor B  Investor C Institutional
                         ----------  ----------  ----------  ------------- ----------  ----------  ---------- -------------
Net Asset Value,
 Beginning of Period...   $  34.17    $ 33.78     $ 33.83      $  34.50     $  25.88    $ 25.79      $25.91     $  26.08
                          --------    -------     -------      --------     --------    -------      ------     --------
Investment Activities
 Net investment income
  (loss)...............      (0.29)     (0.41)      (0.34)        (0.22)       (0.23)     (0.39)      (0.20)       (0.27)
 Net realized and
  unrealized gains
  (losses) from
  investments..........      (1.08)     (1.13)      (1.19)        (1.12)       12.17      12.03       11.77        12.34
                          --------    -------     -------      --------     --------    -------      ------     --------
 Total from Investment
  Activities...........      (1.37)     (1.54)      (1.53)        (1.34)       11.94      11.64       11.57        12.07
                          --------    -------     -------      --------     --------    -------      ------     --------
Distributions
 Net realized gains....      (5.25)     (5.25)      (5.25)        (5.25)       (3.65)     (3.65)      (3.65)       (3.65)
                          --------    -------     -------      --------     --------    -------      ------     --------
 Total Distributions...      (5.25)     (5.25)      (5.25)        (5.25)       (3.65)     (3.65)      (3.65)       (3.65)
                          --------    -------     -------      --------     --------    -------      ------     --------
Net Asset Value, End of
 Period................   $  27.55    $ 26.99     $ 27.05      $  27.91     $  34.17    $ 33.78      $33.83     $  34.50
                          ========    =======     =======      ========     ========    =======      ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      (4.53)%    (5.13)%     (5.08)%       (4.39)%      49.93%     48.87%      48.32%       50.03%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $188,645    $46,895     $14,962      $602,787     $187,016    $30,310      $5,751     $528,866
Ratio of expenses to
 average net assets....       1.57%      2.32%       2.32%         1.32%        1.54%      2.29%       2.29%        1.29%
Ratio of net investment
 income (loss) to
 average net assets....      (1.19)%    (1.94)%     (1.94)%       (0.94)%      (1.18)%    (1.93)%     (1.94)%      (0.93)%
Portfolio turnover(a)..      48.45%     48.45%      48.45%        48.45%       67.22%     67.22%      67.22%       67.22%

-------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Small Capitalization Fund
                      ----------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                       Year Ended June 30, 1994
                      ---------------------------------------------------- -----------------------------------------
                      Investor A  Investor B Investor C (b)  Institutional Investor A  Investor B (c)  Institutional
                      ----------  ---------- --------------  ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $ 19.75      $19.83       $24.17        $  19.83     $ 20.31        $22.71        $  20.31
                       -------      ------       ------        --------     -------        ------        --------
Investment
 Activities
 Net investment
  income (loss)..        (0.18)      (0.19)       (0.05)          (0.25)      (0.15)        (0.09)          (0.28)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         8.46        8.30         3.94            8.65        0.09         (2.79)           0.30
                       -------      ------       ------        --------     -------        ------        --------
 Total from
  Investment
  Activities.....         8.28        8.11         3.89            8.40       (0.06)        (2.88)           0.02
                       -------      ------       ------        --------     -------        ------        --------
Distributions
 Net realized
  gains..........        (2.15)      (2.15)       (2.15)          (2.15)      (0.50)          --            (0.50)
                       -------      ------       ------        --------     -------        ------        --------
 Total
  Distributions..        (2.15)      (2.15)       (2.15)          (2.15)      (0.50)          --            (0.50)
                       -------      ------       ------        --------     -------        ------        --------
Net Asset Value,
 End of Period...      $ 25.88      $25.79       $25.91        $  26.08     $ 19.75        $19.83        $  19.83
                       =======      ======       ======        ========     =======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........        44.88%      43.78%       44.37%(d)       45.32%      (0.55)%      (12.68)%(e)      (0.15)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $71,894      $9,990       $  224        $354,825     $42,791        $2,130        $271,425
Ratio of expenses
 to average
 net assets......         1.55%       2.32%        3.53%(f)        1.33%       1.40%         2.35%(f)        1.30%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (1.27)%     (2.03)%      (3.06)%(f)       1.06%      (1.24)%       (2.19)%(f)      (1.14)%
Ratio of expenses
 to average
 net assets*.....         1.58%       2.55%        3.53%(f)        1.33%       1.55%         2.61%(f)        1.30%
Portfolio
 turnover (g)....        50.53%      50.53%       50.53%          50.53%      72.64%        72.64%          72.64%
                      Year Ended June 30, 1993
                                (a)
                      -------------------------
                      Investor A  Institutional
                      ----------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 14.64      $  14.64
                      ----------- -------------
Investment
 Activities
 Net investment
  income (loss)..        (0.13)        (0.14)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         6.75          6.76
                      ----------- -------------
 Total from
  Investment
  Activities.....         6.62          6.62
                      ----------- -------------
Distributions
 Net realized
  gains..........        (0.95)        (0.95)
                      ----------- -------------
 Total
  Distributions..        (0.95)        (0.95)
                      ----------- -------------
Net Asset Value,
 End of Period...      $ 20.31      $  20.31
                      =========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        45.77%        45.77%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $27,976      $291,462
Ratio of expenses
 to average
 net assets......         1.29%         1.26%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (1.02)%       (0.98)%
Ratio of expenses
 to average
 net assets*.....         1.36%         1.28%
Portfolio
 turnover (g)....        71.21%        71.21%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                        Mid Capitalization Fund
                           ------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                    Eleven Months Ended May 31, 1998
                           -------------------------------------------    -------------------------------------------
                           Investor A     Investor B     Institutional    Investor A     Investor B     Investor C
                           ----------     ----------     -------------    ----------     ----------     ----------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $ 14.98        $ 14.20         $  15.12        $ 15.72        $ 15.12         $15.24
                            -------        -------         --------        -------        -------         ------
Investment Activities
 Net investment income
  (loss).................     (0.08)         (0.13)           (0.06)         (0.14)         (0.23)         (0.23)
 Net realized and
  unrealized gains
  (losses) from
  investments............     (1.20)         (1.14)           (1.22)          2.51           2.42           2.46
                            -------        -------         --------        -------        -------         ------
 Total from Investment
  Activities.............     (1.28)         (1.27)           (1.28)          2.37           2.19           2.23
                            -------        -------         --------        -------        -------         ------
Distributions
 Net realized gains......       --             --               --           (3.11)         (3.11)         (3.11)
                            -------        -------         --------        -------        -------         ------
 Total Distributions.....       --             --               --           (3.11)         (3.11)         (3.11)
                            -------        -------         --------        -------        -------         ------
Net Asset Value, End of
 Period..................   $ 13.70        $ 12.93         $  13.84        $ 14.98        $ 14.20         $14.36
                            =======        =======         ========        =======        =======         ======
Total Return (excludes
 sales and redemption
 charges)................     (8.54)%(a)     (8.94)%(a)       (8.47)%(a)     16.84%(a)      16.27%(a)      16.44%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $63,622        $19,106         $424,184        $90,183        $23,780         $2,228
Ratio of expenses to
 average net assets......      1.54%(b)       2.30%(b)         1.30%(b)       1.55%(b)       2.30%(b)       2.30%(b)
Ratio of net investment
 income (loss) to average
 net assets..............     (1.02)%(b)     (1.76)%(b)       (0.76)%(b)     (1.02)%(b)     (1.77)%(b)     (1.77)%(b)
Portfolio turnover (c)...     49.64%         49.64%           49.64%         38.41%         38.41%         38.41%
                           Institutional
                           ----------------
Net Asset Value,
 Beginning of Period.....    $  15.82
                           ----------------
Investment Activities
 Net investment income
  (loss).................       (0.11)
 Net realized and
  unrealized gains
  (losses) from
  investments............        2.52
                           ----------------
 Total from Investment
  Activities.............        2.41
                           ----------------
Distributions
 Net realized gains......       (3.11)
                           ----------------
 Total Distributions.....       (3.11)
                           ----------------
Net Asset Value, End of
 Period..................    $  15.12
                           ================
Total Return (excludes
 sales and redemption
 charges)................       16.98%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $518,080
Ratio of expenses to
 average net assets......        1.30%(b)
Ratio of net investment
 income (loss) to average
 net assets..............       (0.77)%(b)
Portfolio turnover (c)...       38.41%

-------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                            Mid Capitalization Fund
                         -------------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                         Year Ended June 30, 1996
                         ------------------------------------------------ ------------------------------------------------
                         Investor A  Investor B  Investor C Institutional Investor A  Investor B  Investor C Institutional
                         ----------  ----------  ---------- ------------- ----------  ----------  ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 20.71     $ 20.28      $20.36     $  20.83     $ 16.56     $ 16.35      $16.40     $  16.62
                          -------     -------      ------     --------     -------     -------      ------     --------
Investment Activities
 Net investment income
  (loss)...............     (0.16)      (0.24)      (0.21)       (0.13)      (0.16)      (0.23)      (0.17)       (0.16)
 Net realized and
  unrealized gains
  (losses) from
  investments..........      1.30        1.21        1.22         1.25        4.97        4.82        4.79         5.03
                          -------     -------      ------     --------     -------     -------      ------     --------
 Total from Investment
  Activities...........      1.14        0.97        1.01         1.12        4.81        4.59        4.62         4.87
                          -------     -------      ------     --------     -------     -------      ------     --------
Distributions
 Net realized gains....     (6.13)      (6.13)      (6.13)       (6.13)      (0.66)      (0.66)      (0.66)       (0.66)
                          -------     -------      ------     --------     -------     -------      ------     --------
 Total Distributions...     (6.13)      (6.13)      (6.13)       (6.13)      (0.66)      (0.66)      (0.66)       (0.66)
                          -------     -------      ------     --------     -------     -------      ------     --------
Net Asset Value, End of
 Period................   $ 15.72     $ 15.12      $15.24     $  15.82     $ 20.71     $ 20.28      $20.36     $  20.83
                          =======     =======      ======     ========     =======     =======      ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      5.78%       4.94%       5.17%        5.58%      29.57%      28.59%      28.69%       29.83%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $80,634     $21,994      $2,018     $544,082     $66,260     $15,840      $1,088     $650,495
Ratio of expenses to
 average net assets....      1.56%       2.31%       2.31%        1.31%       1.54%       2.29%       2.29%        1.29%
Ratio of net investment
 income (loss) to
 average net assets....     (1.05)%     (1.80)%     (1.80)%      (0.80)%     (0.94)%     (1.70)%     (1.73)%      (0.68)%
Portfolio turnover (a).     38.47%      38.47%      38.47%       38.47%      49.27%      49.27%      49.27%       49.27%

-------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Statements

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Mid Capitalization Fund
                      ----------------------------------------------------------------------------------------------
                                  Year Ended June 30, 1995                        Year Ended June 30, 1994
                      ---------------------------------------------------- -----------------------------------------
                      Investor A  Investor B Investor C(b)   Institutional Investor A  Investor B(c)   Institutional
                      ----------  ---------- -------------   ------------- ----------  -------------   -------------
Net Asset Value,
 Beginning of
 Period..........      $ 14.69      $14.63      $16.29         $  14.70     $ 15.11       $16.66         $  15.10
                       -------      ------      ------         --------     -------       ------         --------
Investment
 Activities
 Net investment
  income (loss)..        (0.12)      (0.11)      (0.02)           (0.08)      (0.10)       (0.05)           (0.11)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         3.46        3.30        1.60             3.47       (0.28)       (1.98)           (0.25)
                       -------      ------      ------         --------     -------       ------         --------
 Total from
  Investment
  Activities.....         3.34        3.19        1.58             3.39       (0.38)       (2.03)           (0.36)
                       -------      ------      ------         --------     -------       ------         --------
Distributions
 Net investment
  income (loss)..          --          --          --               --          --           --               --
 Net realized
  gains..........        (0.48)      (0.48)        --             (0.49)      (0.04)         --             (0.04)
 In excess of net
  realized gains.        (0.99)      (0.99)      (1.47)           (0.98)        --           --               --
                       -------      ------      ------         --------     -------       ------         --------
 Total
  Distributions..        (1.47)      (1.47)      (1.47)           (1.47)      (0.04)         --             (0.04)
                       -------      ------      ------         --------     -------       ------         --------
Net Asset Value,
 End of Period...      $ 16.56      $16.35      $16.40         $  16.62     $ 14.69       $14.63         $  14.70
                       =======      ======      ======         ========     =======       ======         ========
Total Return
 (excludes sales
 and redemption
 charges)........        24.85%      23.88%      23.56%(f)        25.20%      (2.57)%     (12.18)%(d)       (2.44)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $43,803      $6,073      $  153         $683,320     $36,108       $1,616         $533,260
Ratio of expenses
 to average net
 assets..........         1.51%       2.29%       2.27%(e)         1.29%       1.38%        2.30%(e)         1.28%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (0.87)%     (1.61)%     (1.43)%(e)       (0.64)%     (0.75)%      (1.57)%(e)       (0.65)%
Ratio of expenses
 to average net
 assets*.........         1.54%       2.54%       2.53%(e)         1.29%       1.53%        2.56%(e)         1.28%
Portfolio
 turnover(g).....        46.39%      46.39%      46.39%           46.39%      70.87%       70.87%           70.87%
                             Year Ended
                          June 30, 1993(a)
                      -------------------------
                      Investor A  Institutional
                      ----------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 12.80      $  12.80
                      ----------- -------------
Investment
 Activities
 Net investment
  income (loss)..        (0.01)        (0.01)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         2.74          2.73
                      ----------- -------------
 Total from
  Investment
  Activities.....         2.73          2.72
                      ----------- -------------
Distributions
 Net investment
  income (loss)..        (0.02)        (0.02)
 Net realized
  gains..........        (0.40)        (0.40)
 In excess of net
  realized gains.          --            --
                      ----------- -------------
 Total
  Distributions..        (0.42)        (0.42)
                      ----------- -------------
Net Asset Value,
 End of Period...      $ 15.11      $  15.10
                      =========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        21.42%        21.34%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $26,460      $595,127
Ratio of expenses
 to average net
 assets..........         1.28%         1.24%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (0.12)%       (0.09)%
Ratio of expenses
 to average net
 assets*.........         1.35%         1.27%
Portfolio
 turnover(g).....        66.48%        66.48%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Large Capitalization Fund
                           ------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                    Eleven Months Ended May 31, 1998
                           -------------------------------------------    -------------------------------------------
                           Investor A     Investor B     Institutional    Investor A     Investor B     Investor C
                           ----------     ----------     -------------    ----------     ----------     ----------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $ 16.19        $ 15.95         $  16.27        $ 14.44        $ 14.34         $14.28
                            -------        -------         --------        -------        -------         ------
Investment Activities
 Net investment income
  (loss).................     (0.05)         (0.10)           (0.02)         (0.06)         (0.12)         (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments............      1.92           1.87             1.91           3.51           3.43           3.32
                            -------        -------         --------        -------        -------         ------
 Total from Investment
  Activities.............      1.87           1.77             1.89           3.45           3.31           3.26
                            -------        -------         --------        -------        -------         ------
Distributions
 Net realized gains......       --             --               --           (1.67)         (1.67)         (1.67)
 Tax return of capital...       --             --               --           (0.03)         (0.03)         (0.03)
                            -------        -------         --------        -------        -------         ------
 Total Distributions.....       --             --               --           (1.70)         (1.70)         (1.70)
                            -------        -------         --------        -------        -------         ------
Net Asset Value, End of
 Period..................   $ 18.06        $ 17.72         $  18.16        $ 16.19        $ 15.95         $15.84
                            =======        =======         ========        =======        =======         ======
Total Return (excludes
 sales and redemption
 charges)................     11.55%(a)      11.10%(a)        11.62%(a)      25.95%(a)      25.12%(a)      24.87%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $22,901        $12,485         $392,585        $21,628        $10,169         $  268
Ratio of expenses to
 average net assets......      1.34%(b)       2.09%(b)         1.09%(b)       1.35%(b)       2.09%(b)       2.09%(b)
Ratio of net investment
 income (loss) to average
 net assets..............     (0.53)%(b)     (1.28)%(b)       (0.28)%(b)     (0.45)%(b)     (1.21)%(b)     (1.24)%(b)
Portfolio turnover (c)...     10.92%         10.92%           10.92%         24.74%         24.74%         24.74%
                           Institutional
                           ----------------
Net Asset Value,
 Beginning of Period.....    $  14.48
                           ----------------
Investment Activities
 Net investment income
  (loss).................       (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments............        3.52
                           ----------------
 Total from Investment
  Activities.............        3.49
                           ----------------
Distributions
 Net realized gains......       (1.67)
 Tax return of capital...       (0.03)
                           ----------------
 Total Distributions.....       (1.70)
                           ----------------
Net Asset Value, End of
 Period..................    $  16.27
                           ================
Total Return (excludes
 sales and redemption
 charges)................       26.18%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $358,221
Ratio of expenses to
 average net assets......        1.10%(b)
Ratio of net investment
 income (loss) to average
 net assets..............       (0.19)%(b)
Portfolio turnover (c)...       24.74%

-------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             Large Capitalization Fund
                           --------------------------------------------------------------------------------------------
                                                                                            December 28, 1995 to
                                      Year Ended June 30, 1997                               June 30, 1996 (a)
                           --------------------------------------------------  ----------------------------------------
                           Investor A   Investor B  Investor C  Institutional  Investor A   Investor B    Investor C
                           ----------   ----------  ----------  -------------  ----------   ----------    ----------
Net Asset Value,
 Beginning of Period.....   $ 11.23       $11.22      $11.16      $  11.25       $10.00       $10.00        $10.00
                            -------       ------      ------      --------       ------       ------        ------
Investment Activities
 Net investment income
  (loss).................       --         (0.05)      (0.06)         0.03         0.03         0.01           --
 Net realized and
  unrealized gains
  (losses) from
  investments............      3.30         3.25        3.27          3.31         1.23         1.23          1.17
                            -------       ------      ------      --------       ------       ------        ------
 Total from Investment
  Activities.............      3.30         3.20        3.21          3.34         1.26         1.24          1.17
                            -------       ------      ------      --------       ------       ------        ------
Distributions
 Net investment income...     (0.01)         --        (0.01)        (0.03)       (0.03)       (0.02)          --
 Net realized gains......     (0.08)       (0.08)      (0.08)        (0.08)         --           --            --
 Tax return of capital...       --           --          --            --           --           --          (0.01)
                            -------       ------      ------      --------       ------       ------        ------
 Total Distributions.....     (0.09)       (0.08)      (0.09)        (0.11)       (0.03)       (0.02)        (0.01)
                            -------       ------      ------      --------       ------       ------        ------
Net Asset Value, End of
 Period..................   $ 14.44       $14.34      $14.28      $  14.48       $11.23       $11.22        $11.16
                            =======       ======      ======      ========       ======       ======        ======
Total Return (excludes
 sales and redemption
 charges)................     29.52%       28.62%      28.82%        29.81%        8.99%(b)     8.77%(b)      8.14%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $12,260       $4,130      $   42      $338,388       $1,657       $  832        $    2
Ratio of expenses to
 average net assets......      1.37%        2.12%       2.12%         1.12%        1.40%(c)     1.78%(c)      2.24%(c)
Ratio of net investment
 income (loss)
 to average net assets...     (0.14)%      (0.88)%     (0.91)%        0.19%        0.31%(c)    (0.32)%(c)    (0.45)%(c)
Ratio of expenses to
 average net assets*.....          (d)          (d)         (d)           (d)      2.62%(c)     4.07%(c)      4.25%(c)
Portfolio turnover (e)...     48.44%       48.44%      48.44%        48.44%        0.86%        0.86%         0.86%
                           Institutional
                           ---------------
Net Asset Value,
 Beginning of Period.....    $  10.00
                           ---------------
Investment Activities
 Net investment income
  (loss).................        0.03
 Net realized and
  unrealized gains
  (losses) from
  investments............        1.25
                           ---------------
 Total from Investment
  Activities.............        1.28
                           ---------------
Distributions
 Net investment income...       (0.03)
 Net realized gains......         --
 Tax return of capital...         --
                           ---------------
 Total Distributions.....       (0.03)
                           ---------------
Net Asset Value, End of
 Period..................    $  11.25
                           ===============
Total Return (excludes
 sales and redemption
 charges)................       12.86%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $274,150
Ratio of expenses to
 average net assets......        2.19%(c)
Ratio of net investment
 income (loss)
 to average net assets...        1.26%(c)
Ratio of expenses to
 average net assets*.....        2.26%(c)
Portfolio turnover (e)...        0.86%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) No fees were waived during this period.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      International Discovery Fund
                           ------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                    Eleven Months Ended May 31, 1998
                           -------------------------------------------    -------------------------------------------
                           Investor A     Investor B     Institutional    Investor A     Investor B     Investor C
                           ----------     ----------     -------------    ----------     ----------     ----------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $ 16.51        $ 15.98         $  16.70        $ 16.25        $ 15.85         $16.21
                            -------        -------         --------        -------        -------         ------
Investment Activities
 Net investment income
  (loss).................     (0.04)         (0.10)           (0.02)         (0.09)         (0.19)         (0.17)
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currencies.............     (1.13)         (1.09)           (1.14)          0.86           0.83           0.83
                            -------        -------         --------        -------        -------         ------
 Total from Investment
  Activities.............     (1.17)         (1.19)           (1.16)          0.77           0.64           0.66
                            -------        -------         --------        -------        -------         ------
Distributions
 Net realized gains......       --             --               --           (0.51)         (0.51)         (0.51)
                            -------        -------         --------        -------        -------         ------
 Total Distributions.....       --             --               --           (0.51)         (0.51)         (0.51)
                            -------        -------         --------        -------        -------         ------
Net Asset Value, End of
 Period..................   $ 15.34        $ 14.79         $  15.54        $ 16.51        $ 15.98         $16.36
                            =======        =======         ========        =======        =======         ======
Total Return (excludes
 sales and
 redemption charges).....     (7.09)%(a)     (7.45)%(a)       (6.93)%(a)      5.17%(a)       4.47%(a)       4.49%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $33,033        $10,132         $358,194        $43,268        $12,840         $1,026
Ratio of expenses to
 average net assets......      1.79%(b)       2.54%(b)         1.54%(b)       1.82%(b)       2.56%(b)       2.56%(b)
Ratio of net investment
 income (loss) to average
 net assets..............     (0.94)%(b)     (1.69)%(b)       (0.71)%(b)     (0.75)%(b)     (1.49)%(b)     (1.48)%(b)
Portfolio turnover (c)...     34.18%         34.18%           34.18%         34.15%         34.15%         34.15%
                           Institutional
                           ----------------
Net Asset Value,
 Beginning of Period.....    $  16.41
                           ----------------
Investment Activities
 Net investment income
  (loss).................       (0.04)
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currencies.............        0.84
                           ----------------
 Total from Investment
  Activities.............        0.80
                           ----------------
Distributions
 Net realized gains......       (0.51)
                           ----------------
 Total Distributions.....       (0.51)
                           ----------------
Net Asset Value, End of
 Period..................    $  16.70
                           ================
Total Return (excludes
 sales and
 redemption charges).....        5.31%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $427,922
Ratio of expenses to
 average net assets......        1.56%(b)
Ratio of net investment
 income (loss) to average
 net assets..............       (0.47)%(b)
Portfolio turnover (c)...       34.15%

-------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                         International Discovery Fund
                         ----------------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                             Year Ended June 30, 1996
                         ---------------------------------------------------  -----------------------------------------------
                         Investor A   Investor B   Investor C  Institutional  Investor A  Investor B Investor C Institutional
                         ----------   ----------   ----------  -------------  ----------  ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 14.01      $ 13.77       $14.08      $  14.11      $ 12.23      $12.15     $12.42     $  12.33
                          -------      -------       ------      --------      -------      ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............     (0.07)       (0.16)       (0.15)        (0.05)       (0.02)      (0.08)     (0.10)        0.02
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies...      2.31         2.24         2.28          2.35         1.81        1.70       1.79         1.80
                          -------      -------       ------      --------      -------      ------     ------     --------
 Total from Investment
  Activities...........      2.24         2.08         2.13          2.30         1.79        1.62       1.69         1.82
                          -------      -------       ------      --------      -------      ------     ------     --------
Distributions
 Net investment income.       --           --           --            --           --          --         --         (0.02)
 Net realized gains....       --           --           --            --         (0.01)        --       (0.03)       (0.02)
                          -------      -------       ------      --------      -------      ------     ------     --------
 Total Distributions...       --           --           --            --         (0.01)        --       (0.03)       (0.04)
                          -------      -------       ------      --------      -------      ------     ------     --------
Net Asset Value, End of
 Period................   $ 16.25      $ 15.85       $16.21      $  16.41      $ 14.01      $13.77     $14.08     $  14.11
                          =======      =======       ======      ========      =======      ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............     15.99%       15.11%       15.13%        16.34%       14.65%      13.33%     13.62%       14.76%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $48,557      $13,516       $  875      $426,111      $39,575      $9,489     $  474     $364,095
Ratio of expenses to
 average net assets....      1.80%        2.55%        2.56%         1.55%        1.80%       2.55%      2.50%        1.55%
Ratio of net investment
 income (loss) to
 average net assets....     (0.54)%      (1.29)%      (1.28)%       (0.29)%      (0.11)%     (0.86)%    (0.84)%       0.12%
Ratio of expenses to
 average net assets*...          (a)          (a)          (a)           (a)      1.88%       2.63%      2.62%        1.55%
Portfolio turnover (b).     45.18%       45.18%       45.18%        45.18%       54.47%      54.47%     54.47%       54.47%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) No fees were waived during this period.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                 International Discovery Fund
                      ----------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                       Year Ended June 30, 1994
                      ---------------------------------------------------- -----------------------------------------
                      Investor A  Investor B Investor C (c)  Institutional Investor A  Investor B (d)  Institutional
                      ----------  ---------- --------------  ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $ 13.18      $13.21       $12.97        $  13.24     $ 11.50        $14.12        $  11.54
                       -------      ------       ------        --------     -------        ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.03       (0.04)        0.03            0.04       (0.02)        (0.01)          (0.01)
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....        (0.36)      (0.40)        0.04           (0.33)       1.74         (0.90)           1.75
                       -------      ------       ------        --------     -------        ------        --------
 Total from
  Investment
  Activities.....        (0.33)      (0.44)        0.07           (0.29)       1.72         (0.91)           1.74
                       -------      ------       ------        --------     -------        ------        --------
Distributions
 Net investment
  income.........          --          --           --              --        (0.02)          --            (0.02)
 Net realized
  gains..........        (0.62)      (0.62)       (0.62)          (0.62)      (0.02)          --            (0.02)
                       -------      ------       ------        --------     -------        ------        --------
 Total
  Distributions..        (0.62)      (0.62)       (0.62)          (0.62)      (0.04)         0.00           (0.04)
                       -------      ------       ------        --------     -------        ------        --------
Net Asset Value,
 End of Period...      $ 12.23      $12.15       $12.42        $  12.33     $ 13.18        $13.21        $  13.24
                       =======      ======       ======        ========     =======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........        (2.19)%     (3.03)%      (1.15)%(g)      (1.86)%     14.99%        (6.44)%(e)      15.12%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $34,228      $5,469       $   82        $264,759     $36,297        $2,680        $261,798
Ratio of expenses
 to average net
 assets..........         1.78%       2.57%        2.32%(f)        1.56%       1.63%         2.56%(f)        1.52%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         0.08%      (0.49)%       1.74%(f)        0.31%      (0.29)%       (0.22)%(f)      (0.30)%
Ratio of expenses
 to average net
 assets*.........         1.91%       2.92%        3.27%(f)        1.59%       1.84%         2.61%(f)        1.57%
Portfolio
 turnover (h)....       104.39%     104.39%      104.39%         104.39%      37.23%        37.23%          37.23%
                        December 29, 1992 to
                        June 30, 1993 (a)(b)
                      ------------------------------
                      Investor A    Institutional
                      ------------- ----------------
Net Asset Value,
 Beginning of
 Period..........       $10.00        $  10.00
                      ------------- ----------------
Investment
 Activities
 Net investment
  income (loss)..         0.03            0.04
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         1.48            1.51
                      ------------- ----------------
 Total from
  Investment
  Activities.....         1.51            1.55
                      ------------- ----------------
Distributions
 Net investment
  income.........        (0.01)          (0.01)
 Net realized
  gains..........          --              --
                      ------------- ----------------
 Total
  Distributions..        (0.01)          (0.01)
                      ------------- ----------------
Net Asset Value,
 End of Period...       $11.50        $  11.54
                      ============= ================
Total Return
 (excludes sales
 and redemption
 charges)........       (15.11)%(e)      15.52%(e)
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).       $8,353        $114,822
Ratio of expenses
 to average net
 assets..........         1.64%(f)        1.58%(f)
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (1.02)%(f)      (0.82)%(f)
Ratio of expenses
 to average net
 assets*.........         1.81%(f)        1.63%(f)
Portfolio
 turnover (h)....        12.47%          12.47%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period December 29, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from commencement of operations.
(c) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Not annualized.
(f) Annualized.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Limited Maturity Bond Fund
                           ------------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                Eleven Months Ended May 31, 1998
                           ----------------------------------------   -----------------------------------------------------
                           Investor A    Investor B   Institutional   Investor A    Investor B   Investor C   Institutional
                           ----------    ----------   -------------   ----------    ----------   ----------   -------------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $  9.50        $ 9.50       $   9.50       $  9.49        $ 9.49       $ 9.29       $   9.49
                            -------        ------       --------       -------        ------       ------       --------
Investment Activities
 Net investment income
  (loss).................      0.26          0.23           0.27          0.47          0.40         0.42           0.50
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.07          0.06           0.07          0.01          0.02        (0.01)          0.01
                            -------        ------       --------       -------        ------       ------       --------
 Total from Investment
  Activities.............      0.33          0.29           0.34          0.48          0.42         0.41           0.51
                            -------        ------       --------       -------        ------       ------       --------
Distributions
 Net investment income...     (0.26)        (0.22)         (0.27)        (0.47)        (0.41)       (0.42)         (0.50)
                            -------        ------       --------       -------        ------       ------       --------
 Total Distributions.....     (0.26)        (0.22)         (0.27)        (0.47)        (0.41)       (0.42)         (0.50)
                            -------        ------       --------       -------        ------       ------       --------
Net Asset Value, End of
 Period..................   $  9.57        $ 9.57       $   9.57       $  9.50        $ 9.50       $ 9.28       $   9.50
                            =======        ======       ========       =======        ======       ======       ========
Total Return (excludes
 sales and
 redemption charges).....      3.52%(a)      3.09%(a)       3.66%(a)      5.23%(a)      4.50%(a)     4.48%(a)       5.46%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $32,892        $1,233       $143,107       $41,571        $1,553       $2,199       $150,510
Ratio of expenses to
 average net assets......      1.06%(b)      1.81%(b)       0.82%(b)      1.07%(b)      1.82%(b)     1.80%(b)       0.82%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      5.41%(b)      4.66%(b)       5.68%(b)      5.37%(b)      4.63%(b)     4.60%(b)       5.63%(b)
Ratio of expenses to
 average net assets*.....      1.30%(b)      2.05%(b)       1.06%(b)      1.31%(b)      2.06%(b)     2.04%(b)       1.06%(b)
Portfolio turnover (c)...     73.39%        73.39%         73.39%       225.88%       225.88%      225.88%        225.88%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          Limited Maturity Bond Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.48     $ 9.46     $ 9.29     $   9.48     $  9.71     $ 9.70     $ 9.53     $   9.71
                          -------     ------     ------     --------     -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.55       0.48       0.48         0.57        0.62       0.55       0.58         0.65
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.01       0.02        --          0.02       (0.21)     (0.22)     (0.23)       (0.21)
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total from Investment
  Activities...........      0.56       0.50       0.48         0.59        0.41       0.33       0.35         0.44
                          -------     ------     ------     --------     -------     ------     ------     --------
Distributions
 Net investment income.     (0.55)     (0.47)     (0.48)       (0.58)      (0.62)     (0.55)     (0.58)       (0.65)
 Net realized gains....       --         --         --           --        (0.01)       --         --         (0.01)
 Tax return of capital.       --         --         --           --        (0.01)     (0.02)       --         (0.01)
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total Distributions...     (0.55)     (0.47)     (0.48)       (0.58)      (0.64)     (0.57)     (0.59)       (0.67)
                          -------     ------     ------     --------     -------     ------     ------     --------
Net Asset Value, End of
 Period................   $  9.49     $ 9.49     $ 9.29     $   9.49     $  9.48     $ 9.46     $ 9.29     $   9.48
                          =======     ======     ======     ========     =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      6.11%      5.39%      5.26%        6.42%       4.37%      3.43%      3.71%        4.65%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $27,381     $1,492     $   41     $136,126     $14,390     $1,547     $   11     $136,681
Ratio of expenses to
 average net assets....      1.11%      1.86%      1.86%        0.85%       1.09%      1.84%      1.82%        0.84%
Ratio of net investment
 income (loss) to
 average net assets....      5.76%      5.02%      4.97%        6.03%       6.09%      5.35%      5.34%        6.32%
Ratio of expenses to
 average net assets*...      1.35%      2.10%      2.10%        1.10%       1.33%      2.08%      2.02%        1.08%
Portfolio turnover (a).    607.84%    607.84%    607.84%      607.84%     618.60%    618.60%    618.60%      618.60%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                  Limited Maturity Bond Fund
                      -------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                     Year Ended June 30, 1994
                      -------------------------------------------------- ----------------------------------------
                      Investor A Investor B Investor C (b) Institutional Investor A Investor B (c)  Institutional
                      ---------- ---------- -------------- ------------- ---------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.57     $ 9.56       $ 9.35       $   9.57     $ 10.18       $ 9.99        $  10.18
                       -------     ------       ------       --------     -------       ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.56       0.49         0.20           0.58        0.62         0.23            0.64
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.13       0.12         0.17           0.13       (0.58)       (0.44)          (0.59)
                       -------     ------       ------       --------     -------       ------        --------
 Total from
  Investment
  Activities.....         0.69       0.61         0.37           0.71        0.04        (0.21)           0.05
                       -------     ------       ------       --------     -------       ------        --------
Distributions
 Net investment
  income.........        (0.55)     (0.47)       (0.19)         (0.57)      (0.61)       (0.22)          (0.62)
 Net realized
  gains..........          --         --           --             --          --           --              --
 In excess of net
  realized gains.          --         --           --             --        (0.04)         --            (0.04)
                       -------     ------       ------       --------     -------       ------        --------
 Total
  Distributions..        (0.55)     (0.47)       (0.19)         (0.57)      (0.65)       (0.22)          (0.66)
                       -------     ------       ------       --------     -------       ------        --------
Net Asset Value,
 End of Period...      $  9.71     $ 9.70       $ 9.53       $   9.71     $  9.57       $ 9.56        $   9.57
                       =======     ======       ======       ========     =======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         7.53%      6.68%        3.58%(f)       7.76%       0.32%       (2.09)%(d)       0.43%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $18,930     $  892          --        $141,781     $24,907       $  629        $156,678
Ratio of expenses
 to average net
 assets..........         1.05%      1.85%        1.18%(e)       0.84%       0.86%        1.78%(e)        0.76%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.89%      5.14%        5.61%(e)       6.11%       6.22%        5.36%(e)        6.32%
Ratio of expenses
 to average net
 assets*.........         1.36%      2.36%        1.18%(e)       1.11%       1.30%        2.33%(e)        1.05%
Portfolio
 turnover (g)....       397.97%    397.97%      397.97%        397.97%     353.28%      353.28%         353.28%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.25     $  10.25
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.65         0.65
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.13         0.13
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.78         0.78
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.69)       (0.69)
 Net realized
  gains..........        (0.16)       (0.16)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.85)       (0.85)
                      ---------- -------------
Net Asset Value,
 End of Period...      $ 10.18     $  10.18
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         7.96%        7.98%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $18,060     $141,706
Ratio of expenses
 to average net
 assets..........         0.75%        0.72%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         6.41%        6.45%
Ratio of expenses
 to average net
 assets*.........         1.08%        1.01%
Portfolio
 turnover (g)....       123.10%      123.10%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                Intermediate Government Obligations Fund
                           ------------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                Eleven Months Ended May 31, 1998
                           ----------------------------------------   -----------------------------------------------------
                           Investor A    Investor B   Institutional   Investor A    Investor B   Investor C   Institutional
                           ----------    ----------   -------------   ----------    ----------   ----------   -------------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $  9.88        $ 9.85       $   9.88       $  9.73        $ 9.71       $ 9.54       $   9.73
                            -------        ------       --------       -------        ------       ------       --------
Investment Activities
 Net investment income
  (loss).................      0.24          0.20           0.25          0.49          0.43         0.40           0.52
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.19          0.19           0.18          0.16          0.15         0.18           0.16
                            -------        ------       --------       -------        ------       ------       --------
 Total from Investment
  Activities.............      0.43          0.39           0.43          0.65          0.58         0.58           0.68
                            -------        ------       --------       -------        ------       ------       --------
Distributions
 Net investment income...     (0.24)        (0.20)         (0.25)        (0.49)        (0.43)       (0.43)         (0.52)
 Tax return of capital...       --            --             --          (0.01)        (0.01)       (0.01)         (0.01)
                            -------        ------       --------       -------        ------       ------       --------
 Total Distributions.....     (0.24)        (0.20)         (0.25)        (0.50)        (0.44)       (0.44)         (0.53)
                            -------        ------       --------       -------        ------       ------       --------
Net Asset Value, End of
 Period..................   $ 10.07        $10.04       $  10.06       $  9.88        $ 9.85       $ 9.68       $   9.88
                            =======        ======       ========       =======        ======       ======       ========
Total Return (excludes
 sales and
 redemption charges).....      4.48%(a)      3.99%(a)       4.52%(a)      6.78%(a)      6.07%(a)     6.19%(a)       7.03%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $12,462        $1,689       $160,623       $14,461        $1,852       $  235       $171,481
Ratio of expenses to
 average net assets......      1.22%(b)      1.97%(b)       0.97%(b)      1.22%(b)      1.97%(b)     1.96%(b)       0.97%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      4.76%(b)      3.99%(b)       5.00%(b)      5.42%(b)      4.67%(b)     4.67%(b)       5.67%(b)
Ratio of expenses to
 average net assets*.....      1.31%(b)      2.06%(b)       1.06%(b)      1.31%(b)      2.06%(b)     2.05%(b)       1.06%(b)
Portfolio turnover (c)...     32.70%        32.70%         32.70%       774.28%       774.28%      774.28%        774.28%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   Intermediate Government Obligations Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.70    $  9.67    $  9.52     $   9.71     $  9.93     $ 9.89     $ 9.76     $   9.93
                          -------    -------    -------     --------     -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.52       0.45       0.45         0.55        0.60       0.53       0.53         0.62
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.04       0.03       0.02         0.03       (0.25)     (0.24)     (0.25)       (0.24)
                          -------    -------    -------     --------     -------     ------     ------     --------
 Total from Investment
  Activities...........      0.56       0.48       0.47         0.58        0.35       0.29       0.28         0.38
                          -------    -------    -------     --------     -------     ------     ------     --------
Distributions
 Net investment income.     (0.53)     (0.44)     (0.45)       (0.56)      (0.58)     (0.51)     (0.52)       (0.60)
                          -------    -------    -------     --------     -------     ------     ------     --------
 Total Distributions...     (0.53)     (0.44)     (0.45)       (0.56)      (0.58)     (0.51)     (0.52)       (0.60)
                          -------    -------    -------     --------     -------     ------     ------     --------
Net Asset Value, End of
 Period................   $  9.73    $  9.71    $  9.54     $   9.73     $  9.70     $ 9.67     $ 9.52     $   9.71
                          =======    =======    =======     ========     =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      5.91%      5.09%      5.03%        6.11%       3.69%      2.93%      2.86%        3.95%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $18,552    $ 1,972    $   194     $187,856     $22,954     $1,843     $   80     $225,313
Ratio of expenses to
 average net assets....      1.23%      1.98%      1.99%        0.98%       1.21%      1.96%      1.96%        0.96%
Ratio of net investment
 income (loss) to
 average net assets....      5.41%      4.67%      4.69%        5.66%       5.51%      4.78%      4.83%        5.76%
Ratio of expenses to
 average net assets*...      1.32%      2.07%      2.07%        1.07%       1.30%      2.05%      2.05%        1.05%
Ratio of net investment
 income (loss) to
 average net assets*...      5.32%      4.58%      4.61%        5.57%       5.42%      4.69%      4.74%        5.67%
Portfolio turnover (a).   1516.78%   1516.78%   1516.78%     1516.78%     916.39%    916.39%    916.39%      916.39%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           Intermediate Government Obligations Fund
                      --------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                     Year Ended June 30, 1994
                      -------------------------------------------------- -----------------------------------------
                      Investor A Investor B Investor C (b) Institutional Investor A  Investor B (c)  Institutional
                      ---------- ---------- -------------- ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.62     $ 9.60       $ 9.42       $   9.62     $ 10.53        $10.14        $  10.53
                       -------     ------       ------       --------     -------        ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.50       0.43         0.18           0.52        0.59          0.21            0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.31       0.30         0.33           0.31       (0.66)        (0.54)          (0.66)
                       -------     ------       ------       --------     -------        ------        --------
 Total from
  Investment
  Activities.....         0.81       0.73         0.51           0.83       (0.07)        (0.33)          (0.06)
                       -------     ------       ------       --------     -------        ------        --------
Distributions
 Net investment
  income.........        (0.50)     (0.44)       (0.17)         (0.52)      (0.59)        (0.21)          (0.60)
 Net realized
  gains..........          --         --           --             --          --            --              --
 In excess of net
  realized gains.          --         --           --             --        (0.25)          --            (0.25)
                       -------     ------       ------       --------     -------        ------        --------
 Total
  Distributions..        (0.50)     (0.44)       (0.17)         (0.52)      (0.84)        (0.21)          (0.85)
                       -------     ------       ------       --------     -------        ------        --------
Net Asset Value,
 End of Period...      $  9.93     $ 9.89       $ 9.76       $   9.93     $  9.62        $ 9.60        $   9.62
                       =======     ======       ======       ========     =======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         8.69%      7.84%        5.21%(f)       9.02%      (0.90)%       (3.31)%(d)      (0.80)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $27,521     $  977       $    9       $249,169     $36,106        $  531        $281,232
Ratio of expenses
 to average
 net assets......         1.25%      2.06%        2.09%(e)       1.04%       1.00%         1.92%(e)        0.90%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.22%      4.41%        4.24%(e)       5.43%       5.80%         4.80%(e)        5.90%
Ratio of expenses
 to average
 net assets*.....         1.41%      2.42%        2.36%(e)       1.16%       1.29%         2.32%(e)        1.04%
Portfolio
 turnover (g)....       549.13%    549.13%      549.13%        549.13%     546.06%       546.06%         546.06%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.42     $  10.42
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.68         0.68
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.21         0.22
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.89         0.90
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.73)       (0.73)
 Net realized
  gains..........        (0.05)       (0.06)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.78)       (0.79)
                      ---------- -------------
Net Asset Value,
 End of Period...      $ 10.53     $  10.53
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         8.92%        8.94%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $37,055     $272,607
Ratio of expenses
 to average
 net assets......         0.90%        0.87%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         6.51%        6.54%
Ratio of expenses
 to average
 net assets*.....         1.08%        1.01%
Portfolio
 turnover (g)....       225.90%      225.90%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      U.S. Government Income Fund
                           --------------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                 Eleven Months Ended May 31, 1998
                           -----------------------------------------   ------------------------------------------------------
                           Investor A    Investor B    Institutional   Investor A    Investor B    Investor C   Institutional
                           ----------    ----------    -------------   ----------    ----------    ----------   -------------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $  9.27       $  9.24        $   9.27       $  9.15       $  9.13        $ 9.10       $   9.15
                            -------       -------        --------       -------       -------        ------       --------
Investment Activities
 Net investment income
  (loss).................      0.27          0.24            0.29          0.61          0.55          0.54           0.63
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.05          0.05            0.05          0.08          0.07          0.08           0.08
                            -------       -------        --------       -------       -------        ------       --------
 Total from Investment
  Activities.............      0.32          0.29            0.34          0.69          0.62          0.62           0.71
                            -------       -------        --------       -------       -------        ------       --------
Distributions
 Net investment income...     (0.27)        (0.24)          (0.29)        (0.53)        (0.47)        (0.47)         (0.55)
 Tax return of capital...       --            --              --          (0.04)        (0.04)        (0.04)         (0.04)
                            -------       -------        --------       -------       -------        ------       --------
 Total Distributions.....     (0.27)        (0.24)          (0.29)        (0.57)        (0.51)        (0.51)         (0.59)
                            -------       -------        --------       -------       -------        ------       --------
Net Asset Value, End of
 Period..................   $  9.32       $  9.29        $   9.32       $  9.27       $  9.24        $ 9.21       $   9.27
                            =======       =======        ========       =======       =======        ======       ========
Total Return (excludes
 sales and redemption
 charges)................      3.55%(a)      3.14%(a)        3.69%(a)      7.80%(a)      6.98%(a)      7.03%(a)       8.04%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $45,499       $21,366        $151,639       $54,710       $23,739        $  363       $161,567
Ratio of expenses to
 average net assets......      0.99%(b)      1.74%(b)       0.74%(b)       1.00%(b)      1.75%(b)      1.74%(b)       0.75%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      5.92%(b)      5.13%(b)        6.13%(b)      7.20%(b)      6.45%(b)      6.34%(b)       7.44%(b)
Ratio of expenses to
 average net assets*.....      1.33%(b)      2.08%(b)        1.08%(b)      1.34%(b)      2.09%(b)      2.08%(b)       1.09%(b)
Portfolio turnover (c)...      5.55%         5.55%           5.55%       278.94%       278.94%       278.94%        278.94%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          U.S. Government Income Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.25    $  9.21     $ 9.19     $   9.25     $  9.42    $  9.39     $ 9.36     $   9.42
                          -------    -------     ------     --------     -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.70       0.63       0.64         0.72        0.73       0.66       0.66         0.75
 Net realized and
  unrealized gains
  (losses) from
  investments..........     (0.10)     (0.09)     (0.11)       (0.10)      (0.17)     (0.18)     (0.17)       (0.17)
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total from Investment
  Activities...........      0.60       0.54       0.53         0.62        0.56       0.48       0.49         0.58
                          -------    -------     ------     --------     -------    -------     ------     --------
Distributions
 Net investment income.     (0.59)     (0.52)     (0.50)       (0.61)      (0.65)     (0.59)     (0.66)       (0.67)
 Tax return of capital.     (0.11)     (0.10)     (0.12)       (0.11)      (0.08)     (0.07)       --         (0.08)
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total Distributions...     (0.70)     (0.62)     (0.62)       (0.72)      (0.73)     (0.66)     (0.66)       (0.75)
                          -------    -------     ------     --------     -------    -------     ------     --------
Net Asset Value, End of
 Period................   $  9.15    $  9.13     $ 9.10     $   9.15     $  9.25    $  9.21     $ 9.19     $   9.25
                          =======    =======     ======     ========     =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      6.86%      6.06%      6.07%        6.91%       5.97%      5.22%      5.25%        6.34%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $58,589    $23,448     $   69     $148,854     $52,250    $19,556     $   70     $130,615
Ratio of expenses to
 average net assets....      1.02%      1.77%      1.77%        0.77%       1.01%      1.76%      1.76%        0.76%
Ratio of net investment
 income (loss) to
 average net assets....      7.64%      6.89%      6.89%        7.90%       7.70%      6.92%      6.92%        7.94%
Ratio of expenses to
 average net assets*...      1.36%      2.11%      2.11%        1.11%       1.35%      2.10%      2.10%        1.10%
Portfolio turnover (a).    499.53%    499.53%    499.53%      499.53%     348.01%    348.01%    348.01%      348.01%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                  U.S. Government Income Fund
                      -------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                     Year Ended June 30, 1994
                      -------------------------------------------------- ----------------------------------------
                      Investor A Investor B Investor C (c) Institutional Investor A Investor B (d)  Institutional
                      ---------- ---------- -------------- ------------- ---------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.41     $ 9.38       $ 9.12       $   9.41     $ 10.04       $ 9.88        $  10.04
                       -------     ------       ------       --------     -------       ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.75       0.68         0.28           0.76        0.74         0.28            0.74
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          --        0.01         0.24           0.01       (0.64)       (0.50)          (0.63)
                       -------     ------       ------       --------     -------       ------        --------
 Total from
  Investment
  Activities.....         0.75       0.69         0.52           0.77        0.10        (0.22)           0.11
                       -------     ------       ------       --------     -------       ------        --------
Distributions
 Net investment
  income.........        (0.66)     (0.61)       (0.25)         (0.68)      (0.72)       (0.27)          (0.73)
 Tax return of
  capital........        (0.08)     (0.07)       (0.03)         (0.08)      (0.01)       (0.01)          (0.01)
                       -------     ------       ------       --------     -------       ------        --------
 Total
  Distributions..        (0.74)     (0.68)       (0.28)         (0.76)      (0.73)       (0.28)          (0.74)
                       -------     ------       ------       --------     -------       ------        --------
Net Asset Value,
 End of Period...      $  9.42     $ 9.39       $ 9.36       $   9.42     $  9.41       $ 9.38        $   9.41
                       =======     ======       ======       ========     =======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         8.46%      7.71%        5.26%(g)       8.70%       0.94%       (2.26)%(e)       1.04%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $50,931     $8,478       $   29       $110,190     $54,027       $2,787        $101,506
Ratio of expenses
 to average
 net assets......         1.04%      1.83%        2.88%(f)       0.83%       0.82%        1.77%(f)        0.72%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         8.03%      7.28%       11.54%(f)       8.25%       7.42%        6.72%(f)        7.51%
Ratio of expenses
 to average
 net assets*.....         1.44%      2.44%        2.88%(f)       1.19%       1.36%        2.42%(f)        1.11%
Portfolio
 turnover (h)....       114.71%    114.71%      114.71%        114.71%     102.24%      102.24%         102.24%
                        November 12, 1992 to
                        June 30, 1993 (a)(b)
                      ----------------------------
                      Investor A    Institutional
                      ------------- --------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.00         $ 10.00
                      ------------- --------------
Investment
 Activities
 Net investment
  income (loss)..         0.48            0.48
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.04            0.04
                      ------------- --------------
 Total from
  Investment
  Activities.....         0.52            0.52
                      ------------- --------------
Distributions
 Net investment
  income.........        (0.48)          (0.48)
 Tax return of
  capital........          --              --
                      ------------- --------------
 Total
  Distributions..        (0.48)          (0.48)
                      ------------- --------------
Net Asset Value,
 End of Period...      $ 10.04         $ 10.04
                      ============= ==============
Total Return
 (excludes sales
 and redemption
 charges)........         5.35%(e)        5.37%(e)
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $32,633         $71,862
Ratio of expenses
 to average
 net assets......         0.75%(f)        0.70%(f)
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         7.41%(f)        7.49%(f)
Ratio of expenses
 to average
 net assets*.....         1.23%(f)        1.09%(f)
Portfolio
 turnover (h)....       135.06%         135.06%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period November 12, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from commencement of operations.
(c) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Not annualized.
(f) Annualized.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                               Bond Fund
                           ------------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                Eleven Months Ended May 31, 1998
                           ----------------------------------------   -----------------------------------------------------
                           Investor A    Investor B   Institutional   Investor A    Investor B   Investor C   Institutional
                           ----------    ----------   -------------   ----------    ----------   ----------   -------------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $  9.99        $10.00       $  10.04       $  9.68        $ 9.69       $ 9.65       $   9.73
                            -------        ------       --------       -------        ------       ------       --------
Investment Activities
 Net investment income
  (loss).................      0.27          0.24           0.29          0.52          0.46         0.47           0.56
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.15          0.15           0.14          0.32          0.32         0.31           0.31
                            -------        ------       --------       -------        ------       ------       --------
 Total from Investment
  Activities.............      0.42          0.39           0.43          0.84          0.78         0.78           0.87
                            -------        ------       --------       -------        ------       ------       --------
Distributions
 Net investment income...     (0.28)        (0.24)         (0.29)        (0.53)        (0.47)       (0.47)         (0.56)
                            -------        ------       --------       -------        ------       ------       --------
 Total Distributions.....     (0.28)        (0.24)         (0.29)        (0.53)        (0.47)       (0.47)         (0.56)
                            -------        ------       --------       -------        ------       ------       --------
Net Asset Value, End of
 Period..................   $ 10.13        $10.15       $  10.18       $  9.99        $10.00       $ 9.96       $  10.04
                            =======        ======       ========       =======        ======       ======       ========
Total Return (excludes
 sales and redemption
 charges)................      4.35%(a)      3.91%(a)       4.36%(a)      8.83%(a)      8.18%(a)     8.11%(a)       9.15%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $15,041        $6,146       $465,110       $16,669        $6,423       $  595       $481,998
Ratio of expenses to
 average net assets......      1.18%(b)      1.93%(b)       0.93%(b)      1.19%(b)      1.94%(b)     1.94%(b)       0.94%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      5.40%(b)      4.65%(b)       5.65%(b)      5.81%(b)      5.07%(b)     5.06%(b)       6.06%(b)
Ratio of expenses to
 average net assets*.....      1.27%(b)      2.02%(b)       1.02%(b)      1.28%(b)      2.03%(b)     2.03%(b)       1.04%(b)
Portfolio turnover (c)...    171.28%       171.28%        171.28%       545.68%       545.68%      545.68%        545.68%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Bond Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.51     $ 9.51     $ 9.47     $   9.56     $  9.67    $  9.68    $  9.64     $   9.72
                          -------     ------     ------     --------     -------    -------    -------     --------
Investment Activities
 Net investment income
  (loss)...............      0.56       0.50       0.49         0.59        0.57       0.50       0.50         0.59
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.17       0.16       0.17         0.17       (0.16)     (0.17)     (0.17)       (0.16)
                          -------     ------     ------     --------     -------    -------    -------     --------
 Total from Investment
  Activities...........      0.73       0.66       0.66         0.76        0.41       0.33       0.33         0.43
                          -------     ------     ------     --------     -------    -------    -------     --------
Distributions
 Net investment income.     (0.56)     (0.48)     (0.48)       (0.59)      (0.57)     (0.50)     (0.50)       (0.59)
                          -------     ------     ------     --------     -------    -------    -------     --------
 Total Distributions...     (0.56)     (0.48)     (0.48)       (0.59)      (0.57)     (0.50)     (0.50)       (0.59)
                          -------     ------     ------     --------     -------    -------    -------     --------
Net Asset Value, End of
 Period................   $  9.68     $ 9.69     $ 9.65     $   9.73     $  9.51    $  9.51    $  9.47     $   9.56
                          =======     ======     ======     ========     =======    =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)..............      7.92%      7.09%      7.15%        8.20%       4.27%      3.46%      3.50%        4.49%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $19,760     $5,967     $  508     $492,102     $20,175    $ 4,426    $   210     $549,336
Ratio of expenses to
 average net assets....      1.19%      1.94%      1.94%        0.94%       1.19%      1.94%      1.91%        0.94%
Ratio of net investment
 income (loss) to
 average net assets....      5.88%      5.15%      5.18%        6.13%       5.71%      4.97%      5.00%        5.96%
Ratio of expenses to
 average net assets*...      1.28%      2.03%      2.03%        1.03%       1.28%      2.03%      2.03%        1.03%
Portfolio turnover (a).    827.00%    827.00%    827.00%      827.00%    1189.27%   1189.27%   1189.27%     1189.27%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                           Bond Fund
                      ---------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                      Year Ended June 30, 1994
                      --------------------------------------------------- -----------------------------------------
                      Investor A Investor B Investor C (b)  Institutional Investor A  Investor B (c)  Institutional
                      ---------- ---------- --------------  ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.30    $  9.26      $  9.02        $   9.29     $ 10.54        $ 9.95        $  10.53
                       -------    -------      -------        --------     -------        ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.58       0.52         0.22            0.61        0.59          0.22            0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.38       0.42         0.62            0.43       (0.72)        (0.70)          (0.72)
                       -------    -------      -------        --------     -------        ------        --------
 Total from
  Investment
  Activities.....         0.96       0.94         0.84            1.04       (0.13)        (0.48)          (0.12)
                       -------    -------      -------        --------     -------        ------        --------
Distributions
 Net investment
  income.........        (0.58)     (0.52)       (0.22)          (0.61)      (0.57)        (0.21)          (0.58)
 Net realized
  gains..........          --         --           --              --          --            --              --
 In excess of net
  realized gains.        (0.01)       --           --              --        (0.54)          --            (0.54)
                       -------    -------      -------        --------     -------        ------        --------
 Total
  Distributions..        (0.59)     (0.52)       (0.22)          (0.61)      (1.11)        (0.21)          (1.12)
                       -------    -------      -------        --------     -------        ------        --------
Net Asset Value,
 End of Period...      $  9.67    $  9.68      $  9.64        $   9.72     $  9.30        $ 9.26        $   9.29
                       =======    =======      =======        ========     =======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........        10.85%     10.62%        8.41%(f)       11.78%      (1.62)%       (4.84)%(d)      (1.52)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $17,572    $ 1,330      $    28        $509,189     $18,391        $  485        $469,903
Ratio of expenses
 to average
 net assets......         1.24%      2.03%        1.99%(e)        1.02%       0.98%         1.89%(e)        0.88%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         6.32%      5.54%        5.62%(e)        6.54%       5.86%         5.34%(e)        5.97%
Ratio of expenses
 to average
 net assets*.....         1.39%      2.39%        2.26%(e)        1.14%       1.27%         2.29%(e)        1.02%
Portfolio
 turnover (g)....      1010.64%   1010.64%     1010.64%        1010.64%     893.27%       893.27%         893.27%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.54     $  10.54
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.71         0.71
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.47         0.46
                      ---------- -------------
 Total from
  Investment
  Activities.....         1.18         1.17
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.73)       (0.73)
 Net realized
  gains..........        (0.45)       (0.45)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (1.18)       (1.18)
                      ---------- -------------
Net Asset Value,
 End of Period...      $ 10.54     $  10.53
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        11.93%       11.84%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $18,562     $442,291
Ratio of expenses
 to average
 net assets......         0.89%        0.87%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         6.47%        6.50%
Ratio of expenses
 to average
 net assets*.....         1.07%        1.01%
Portfolio
 turnover (g)....       443.98%      443.98%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    Municipal Bond Fund
                          ---------------------------------------------------------------------------------
                          Six Months Ended November 30, 1998         Eleven Months Ended May 31, 1998
                          ---------------------------------------   ---------------------------------------
                          Investor A   Investor B   Institutional   Investor A   Investor B   Institutional
                          ----------   ----------   -------------   ----------   ----------   -------------
                                      (Unaudited)
Net Asset Value,
 Beginning of Period....    $10.53       $10.50       $  10.53        $10.53       $10.51       $  10.54
                            ------       ------       --------        ------       ------       --------
Investment Activities
 Net investment income
  (loss)................      0.19         0.15           0.20          0.35         0.28           0.37
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.15         0.15           0.15          0.22         0.21           0.21
                            ------       ------       --------        ------       ------       --------
 Total from Investment
  Activities............      0.34         0.30           0.35          0.57         0.49           0.58
                            ------       ------       --------        ------       ------       --------
Distributions
 Net investment income..     (0.19)       (0.15)         (0.20)        (0.39)       (0.32)         (0.41)
 Net realized gains.....       --           --             --          (0.18)       (0.18)         (0.18)
                            ------       ------       --------        ------       ------       --------
 Total Distributions....     (0.19)       (0.15)         (0.20)        (0.57)       (0.50)         (0.59)
                            ------       ------       --------        ------       ------       --------
Net Asset Value, End of
 Period.................    $10.68       $10.65       $  10.68        $10.53       $10.50       $  10.53
                            ======       ======       ========        ======       ======       ========
Total Return (excludes
 sales and redemption
 charges)...............      3.32%(a)     2.84%(a)       3.34%(a)      5.46%(a)     4.75%(a)       5.71%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $8,405       $  646       $115,586        $9,502       $  706       $123,856
Ratio of expenses to
 average net assets.....      1.01%(b)     1.76%(b)       0.76%(b)      1.02%(b)     1.77%(b)       0.77%(b)
Ratio of net investment
 income (loss) to
 average net assets.....      3.51%(b)     2.75%(b)       3.76%(b)      3.64%(b)     2.89%(b)       3.89%(b)
Ratio of expenses to
 average net assets*....      1.30%(b)     2.05%(b)       1.06%(b)      1.31%(b)     2.06%(b)       1.07%(b)
Portfolio turnover (c)..      4.03%        4.03%          4.03%        85.56%       85.56%         85.56%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    Municipal Bond Fund
                          -----------------------------------------------------------------------
                               Year Ended June 30, 1997            Year Ended June 30, 1996
                          ----------------------------------- -----------------------------------
                          Investor A Investor B Institutional Investor A Investor B Institutional
                          ---------- ---------- ------------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....    $10.43     $10.39     $  10.43      $10.39     $10.36     $  10.39
                            ------     ------     --------      ------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.44       0.36         0.46        0.41       0.33         0.43
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.12       0.13         0.14        0.03       0.03         0.04
                            ------     ------     --------      ------     ------     --------
 Total from Investment
  Activities............      0.56       0.49         0.60        0.44       0.36         0.47
                            ------     ------     --------      ------     ------     --------
Distributions
 Net investment income..     (0.41)     (0.32)       (0.44)      (0.40)     (0.33)       (0.43)
 Net realized gains.....     (0.05)     (0.05)       (0.05)        --         --           --
                            ------     ------     --------      ------     ------     --------
 Total Distributions....     (0.46)     (0.37)       (0.49)      (0.40)     (0.33)       (0.43)
                            ------     ------     --------      ------     ------     --------
Net Asset Value, End of
 Period.................    $10.53     $10.51     $  10.54      $10.43     $10.39     $  10.43
                            ======     ======     ========      ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      5.47%      4.81%        5.89%       4.29%      3.48%        4.55%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $9,601     $  993     $134,579      $7,835     $  735     $132,527
Ratio of expenses to
 average net assets.....      1.06%      1.81%        0.81%       1.05%      1.80%        0.80%
Ratio of net investment
 income (loss) to
 average net assets.....      4.19%      3.43%        4.41%       3.85%      3.11%        4.10%
Ratio of expenses to
 average net assets*....      1.35%      2.10%        1.10%       1.34%      2.09%        1.09%
Portfolio turnover (a)..     48.83%     48.83%       48.83%      47.46%     47.46%       47.46%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                       Municipal Bond Fund
                      ----------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1995                       Year Ended June 30, 1994
                      ----------------------------------------------------- ----------------------------------------
                      Investor A Investor B Investor C (b)(c) Institutional Investor A Investor B (d)  Institutional
                      ---------- ---------- ----------------- ------------- ---------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.29     $10.26        $ 9.88         $  10.29     $ 10.92       $10.76        $  10.92
                       -------     ------        ------         --------     -------       ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.41       0.33         (0.03)            0.46        0.40         0.13            0.41
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.27       0.27          0.65             0.27       (0.31)       (0.50)          (0.31)
                       -------     ------        ------         --------     -------       ------        --------
 Total from
  Investment
  Activities.....         0.68       0.60          0.62             0.73        0.09        (0.37)           0.10
                       -------     ------        ------         --------     -------       ------        --------
Distributions
 Net investment
  income.........        (0.41)     (0.33)        (0.14)           (0.46)      (0.39)       (0.13)          (0.40)
 Net realized
  gains..........          --         --            --               --        (0.21)         --            (0.21)
 In excess of net
  realized gains.        (0.17)     (0.17)        (0.16)           (0.17)      (0.12)         --            (0.12)
                       -------     ------        ------         --------     -------       ------        --------
 Total
  Distributions..        (0.58)     (0.50)        (0.30)           (0.63)      (0.72)       (0.13)          (0.73)
                       -------     ------        ------         --------     -------       ------        --------
Net Asset Value,
 End of Period...      $ 10.39     $10.36        $10.20         $  10.39     $ 10.29       $10.26        $  10.29
                       =======     ======        ======         ========     =======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         7.02%      6.17%         3.47%(g)         7.25%       0.71%       (3.41)%(e)       0.81%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $11,378     $  447           --          $134,784     $13,123       $  359        $147,687
Ratio of expenses
 to average
 net assets......         1.02%      1.80%         0.71%(f)         0.80%       0.87%        1.80%(f)        0.77%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.00%      3.22%        (0.54)%(f)        4.21%       3.72%        2.88%(f)        3.83%
Ratio of expenses
 to average
 net assets*.....         1.33%      2.33%         0.71%(f)         1.08%       1.32%        2.37%(f)        1.06%
Portfolio
 turnover (h)....        35.15%     35.15%        35.15%           35.15%      44.39%       44.39%          44.39%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........       $10.58     $  10.58
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.49         0.49
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.48         0.48
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.97         0.97
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.53)       (0.53)
 Net realized
  gains..........        (0.10)       (0.10)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.63)       (0.63)
                      ---------- -------------
Net Asset Value,
 End of Period...       $10.92     $  10.92
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         9.46%        9.48%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).       $9,333     $146,302
Ratio of expenses
 to average
 net assets......         0.76%        0.73%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.56%        4.61%
Ratio of expenses
 to average
 net assets*.....         1.09%        1.02%
Portfolio
 turnover (h)....        67.26%       67.26%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) There was only one share outstanding for the Investor C shares at June 30, 1995.
(c) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Not annualized.
(f) Annualized.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               Michigan Municipal Bond Fund
                          -----------------------------------------------------------------------------------
                          Six Months Ended November 30, 1998          Eleven Months Ended May 31, 1998
                          ----------------------------------------   ----------------------------------------
                          Investor A    Investor B   Institutional   Investor A    Investor B   Institutional
                          ----------    ----------   -------------   ----------    ----------   -------------
                                      (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 11.06        $11.07       $  11.06       $ 10.89        $10.90       $  10.89
                           -------        ------       --------       -------        ------       --------
Investment Activities
 Net investment income
  (loss)................      0.22          0.18           0.24          0.42          0.34           0.44
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.12          0.12           0.12          0.23          0.23           0.23
                           -------        ------       --------       -------        ------       --------
 Total from Investment
  Activities............      0.34          0.30           0.36          0.65          0.57           0.67
                           -------        ------       --------       -------        ------       --------
Distributions
 Net investment income..     (0.22)        (0.18)         (0.24)        (0.45)        (0.37)         (0.47)
 Net realized gains.....       --            --             --          (0.03)        (0.03)         (0.03)
                           -------        ------       --------       -------        ------       --------
 Total Distributions....     (0.22)        (0.18)         (0.24)        (0.48)        (0.40)         (0.50)
                           -------        ------       --------       -------        ------       --------
Net Asset Value, End of
 Period.................   $ 11.18        $11.19       $  11.18       $ 11.06        $11.07       $  11.06
                           =======        ======       ========       =======        ======       ========
Total Return (excludes
 sales and redemption
 charges)...............      3.22%(a)      2.73%(a)       3.24%(a)      5.96%(a)      5.32%(a)       6.30%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $33,155        $3,420       $198,085       $38,536        $3,983       $206,246
Ratio of expenses to
 average net assets.....      1.00%(b)      1.75%(b)       0.75%(b)      0.99%(b)      1.74%(b)       0.74%(b)
Ratio of net investment
 income (loss) to
 average net assets.....      3.97%(b)      3.22%(b)       4.22%(b)      4.09%(b)      3.34%(b)       4.34%(b)
Ratio of expenses to
 average net assets*....      1.29%(b)      2.04%(b)       1.04%(b)      1.28%(b)      2.03%(b)       1.03%(b)
Portfolio turnover (c)..      3.39%         3.39%          3.39%        26.24%        26.24%         26.24%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               Michigan Municipal Bond Fund
                          -----------------------------------------------------------------------
                               Year Ended June 30, 1997            Year Ended June 30, 1996
                          ----------------------------------- -----------------------------------
                          Investor A Investor B Institutional Investor A Investor B Institutional
                          ---------- ---------- ------------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 10.76     $10.76     $  10.77     $ 10.75     $10.75     $  10.76
                           -------     ------     --------     -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.49       0.41         0.51        0.47       0.40         0.50
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.14       0.13         0.14        0.04       0.04         0.04
                           -------     ------     --------     -------     ------     --------
 Total from Investment
  Activities............      0.63       0.54         0.65        0.51       0.44         0.54
                           -------     ------     --------     -------     ------     --------
Distributions
 Net investment income..     (0.46)     (0.36)       (0.49)      (0.47)     (0.40)       (0.50)
 Net realized gains.....     (0.04)     (0.04)       (0.04)      (0.03)     (0.03)       (0.03)
                           -------     ------     --------     -------     ------     --------
 Total Distributions....     (0.50)     (0.40)       (0.53)      (0.50)     (0.43)       (0.53)
                           -------     ------     --------     -------     ------     --------
Net Asset Value, End of
 Period.................   $ 10.89     $10.90     $  10.89     $ 10.76     $10.76     $  10.77
                           =======     ======     ========     =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      5.89%      5.05%        6.11%       4.87%      4.13%        5.12%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $38,302     $3,503     $194,950     $36,681     $3,565     $185,191
Ratio of expenses to
 average net assets.....      1.01%      1.76%        0.76%       1.02%      1.77%        0.77%
Ratio of net investment
 income (loss) to
 average net assets.....      4.48%      3.73%        4.73%       4.32%      3.57%        4.57%
Ratio of expenses to
 average net assets*....      1.30%      2.05%        1.05%       1.31%      2.06%        1.06%
Portfolio turnover (a)..     28.48%     28.48%       28.48%      27.66%     27.66%       27.66%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Michigan Municipal Bond Fund
                      ----------------------------------------------------------------------------------------------
                                  Year Ended November 30, 1995                     Year Ended June 30, 1994
                      ----------------------------------------------------- ----------------------------------------
                      Investor A Investor B Investor C (b)(c) Institutional Investor A Investor B (d)  Institutional
                      ---------- ---------- ----------------- ------------- ---------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.53     $10.52        $10.11         $  10.53     $ 10.97       $11.09        $  10.97
                       -------     ------        ------         --------     -------       ------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.48       0.40         (0.02)            0.50        0.47         0.16            0.48
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.23       0.24          0.62             0.25       (0.36)       (0.57)          (0.36)
                       -------     ------        ------         --------     -------       ------        --------
 Total from
  Investment
  Activities.....         0.71       0.64          0.60             0.75        0.11        (0.41)           0.12
                       -------     ------        ------         --------     -------       ------        --------
Distributions
 Net investment
  income.........        (0.48)     (0.40)          --             (0.50)      (0.45)       (0.16)          (0.46)
 Net realized
  gains..........        (0.01)     (0.01)        (0.17)           (0.02)      (0.01)         --            (0.01)
 In excess of net
  realized gains.          --         --            --                         (0.09)         --            (0.09)
                       -------     ------        ------         --------     -------       ------        --------
 Total
  Distributions..        (0.49)     (0.41)        (0.17)           (0.52)      (0.55)       (0.16)          (0.56)
                       -------     ------        ------         --------     -------       ------        --------
Net Asset Value,
 End of Period...      $ 10.75     $10.75        $10.54         $  10.76     $ 10.53       $10.52        $  10.53
                       =======     ======        ======         ========     =======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         6.99%      6.28%         3.39%(g)         7.33%       0.92%       (3.69)%(e)       1.02%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $37,874     $2,270           --          $176,068     $42,204       $1,302        $181,051
Ratio of expenses
 to average net
 assets..........         1.00%      1.78%         0.48%(f)         0.78%       0.85%        1.77%(f)        0.75%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.57%      3.80%        (0.32)%(f)        4.79%       4.25%        3.51%(f)        4.35%
Ratio of expenses
 to average net
 assets*.........         1.32%      2.32%         0.48%(f)         1.07%       1.29%        2.32%(f)        1.04%
Portfolio
 turnover (h)....        26.06%     26.06%        26.06%           26.06%       6.69%        6.69%           6.69%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.58     $  10.58
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.50         0.50
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.47         0.47
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.97         0.97
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.54)       (0.54)
 Net realized
  gains..........        (0.04)       (0.04)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.58)       (0.58)
                      ---------- -------------
Net Asset Value,
 End of Period...      $ 10.97     $  10.97
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         9.40%        9.42%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $32,778     $165,414
Ratio of expenses
 to average net
 assets..........         0.78%        0.76%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.67%        4.70%
Ratio of expenses
 to average net
 assets*.........         1.12%        1.05%
Portfolio
 turnover (h)....        35.81%       35.81%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) There was only one share outstanding for the Investor C shares at June 30, 1995.
(c) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Not annualized.
(f) Annualized.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                         Conservative Allocation Fund
                          ----------------------------------------------------------
                          Six Months Ended  Eleven Months Ended December 30, 1996 to
                          November 30, 1998    May 31, 1998      June 30, 1997 (a)
                          ----------------- ------------------- --------------------
                            Institutional      Institutional       Institutional
                          ----------------- ------------------- --------------------
                             (Unaudited)
Net Asset Value,
 Beginning of Period....       $ 11.08            $ 10.36             $ 10.00
                               -------            -------             -------
Investment Activities
 Net investment income
  (loss)................          0.20               0.35                0.14
 Net realized and
  unrealized gains
  (losses) from
  investments...........          0.19               0.79                0.34
                               -------            -------             -------
 Total from Investment
  Activities............          0.39               1.14                0.48
                               -------            -------             -------
Distributions
 Net investment income..         (0.20)             (0.35)              (0.12)
 Net realized gains.....           --               (0.07)                --
                               -------            -------             -------
 Total Distributions....         (0.20)             (0.42)              (0.12)
                               -------            -------             -------
Net Asset Value, End of
 Period.................       $ 11.27            $ 11.08             $ 10.36
                               =======            =======             =======
Total Return (excludes
 sales and redemption
 charges)...............          3.54%(b)          11.18%(b)            4.87%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........       $18,688            $17,031             $10,287
Ratio of expenses to
 average net assets.....          1.08%(c)           1.07%(c)            1.64%(c)
Ratio of net investment
 income (loss) to
 average net assets.....          3.56%(c)           3.69%(c)            3.12%(c)
Ratio of expenses to
 average net assets*....          1.38%(c)           1.37%(c)            1.94%(c)
Portfolio turnover......        118.34%             99.41%              62.11%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Balanced Allocation Fund
                          -------------------------------------------------------------------------------------------------
                          Six Months Ended November 30, 1998                Eleven Months Ended May 31, 1998
                          ----------------------------------------   ------------------------------------------------------
                          Investor A    Investor B   Institutional   Investor A    Investor B   Inverstor C   Institutional
                          ----------    ----------   -------------   ----------    ----------   -----------   -------------
                                      (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 13.82        $13.81       $  13.80       $ 13.00        $13.00       $12.92        $  12.99
                           -------        ------       --------       -------        ------       ------        --------
Investment Activities
 Net investment income
  (loss)................      0.15          0.10           0.17          0.29          0.19         0.18            0.32
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     (0.03)        (0.03)         (0.03)         1.21          1.21         1.21            1.20
                           -------        ------       --------       -------        ------       ------        --------
 Total from Investment
  Activities............      0.12          0.07           0.14          1.50          1.40         1.39            1.52
                           -------        ------       --------       -------        ------       ------        --------
Distributions
 Net investment income..     (0.15)        (0.09)         (0.17)        (0.32)        (0.23)       (0.23)          (0.35)
 Net realized gains.....       --            --             --          (0.36)        (0.36)       (0.36)          (0.36)
                           -------        ------       --------       -------        ------       ------        --------
 Total Distributions....     (0.15)        (0.09)         (0.17)        (0.68)        (0.59)       (0.59)          (0.71)
                           -------        ------       --------       -------        ------       ------        --------
Net Asset Value, End of
 Period.................   $ 13.79        $13.79       $  13.77       $ 13.82        $13.81       $13.72        $  13.80
                           =======        ======       ========       =======        ======       ======        ========
Total Return (excludes
 sales and redemption
 charges)...............      0.91%(a)      0.52%(a)       1.05%(a)     11.87%(a)     11.05%(a)    11.04%(a)       12.06%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $17,992        $7,311       $235,079       $19,404        $7,988       $  927        $262,533
Ratio of expenses to
 average net assets.....      1.36%(b)      2.11%(b)       1.11%(b)      1.36%(b)      2.11%(b)     2.11%(b)        1.12%(b)
Ratio of net investment
 income (loss) to
 average net assets.....      2.14%(b)      1.39%(b)       2.39%(b)      2.32%(b)      1.57%(b)     1.56%(b)        2.57%(b)
Ratio of expenses to
 average net assets*....      1.61%(b)      2.36%(b)       1.36%(b)      1.62%(b)      2.37%(b)     2.37%(b)        1.37%(b)
Portfolio turnover (c)..     85.06%        85.06%         85.06%       117.80%       117.80%      117.80%         117.80%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           Balanced Allocation Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 13.37     $13.36     $13.28     $  13.37     $ 12.19     $12.18     $12.12     $  12.19
                          -------     ------     ------     --------     -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.32       0.21       0.21         0.35        0.32       0.23       0.24         0.36
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies...      1.12       1.13       1.14         1.12        1.74       1.74       1.71         1.74
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total from Investment
  Activities...........      1.44       1.34       1.35         1.47        2.06       1.97       1.95         2.10
                          -------     ------     ------     --------     -------     ------     ------     --------
Distributions
 Net investment income.     (0.33)     (0.22)     (0.23)       (0.37)      (0.31)     (0.22)     (0.22)       (0.35)
 Net realized gains....     (1.48)     (1.48)     (1.48)       (1.48)      (0.57)     (0.57)     (0.57)       (0.57)
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total Distributions...     (1.81)     (1.70)     (1.71)       (1.85)      (0.88)     (0.79)     (0.79)       (0.92)
                          -------     ------     ------     --------     -------     ------     ------     --------
Net Asset Value, End of
 Period................   $ 13.00     $13.00     $12.92     $  12.99     $ 13.37     $13.36     $13.28     $  13.37
                          =======     ======     ======     ========     =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............     11.61%     10.82%     10.90%       11.86%      17.51%     16.71%     16.61%       17.81%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $18,826     $6,299     $  795     $245,347     $17,097     $4,278     $  362     $113,493
Ratio of expenses to
 average net assets....      1.36%      2.11%      2.11%        1.10%       1.41%      2.16%      2.16%        1.16%
Ratio of net investment
 income (loss) to
 average net assets....      2.47%      1.73%      1.75%        2.77%       2.37%      1.64%      1.65%        2.62%
Ratio of expenses to
 average net assets*...      1.61%      2.36%      2.36%        1.36%       1.66%      2.45%      2.41%        1.41%
Portfolio turnover (a).    425.05%    425.05%    425.05%      425.05%     437.90%    437.90%    437.90%      437.90%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Balanced Allocation Fund
                      --------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                     Year Ended June 30, 1994
                      -------------------------------------------------- -----------------------------------------
                      Investor A Investor B Investor C (b) Institutional Investor A  Investor B (c)  Institutional
                      ---------- ---------- -------------- ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.67     $10.67       $11.13        $ 10.67     $ 11.09        $11.71         $ 11.08
                       -------     ------       ------        -------     -------        ------         -------
Investment
 Activities
 Net investment
  income (loss)..         0.28       0.20         0.09           0.31        0.26          0.10            0.27
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         1.69       1.67         1.16           1.68       (0.43)        (1.05)          (0.41)
                       -------     ------       ------        -------     -------        ------         -------
 Total from
  Investment
  Activities.....         1.97       1.87         1.25           1.99       (0.17)        (0.95)          (0.14)
                       -------     ------       ------        -------     -------        ------         -------
Distributions
 Net investment
  income.........        (0.29)     (0.20)       (0.10)         (0.31)      (0.25)        (0.09)          (0.27)
 Net realized
  gains..........        (0.01)     (0.06)         --           (0.03)        --            --              --
 In excess of net
  realized gains.        (0.15)     (0.10)       (0.16)         (0.13)        --            --              --
                       -------     ------       ------        -------     -------        ------         -------
 Total
  Distributions..        (0.45)     (0.36)       (0.26)         (0.47)      (0.25)        (0.09)          (0.27)
                       -------     ------       ------        -------     -------        ------         -------
Net Asset Value,
 End of Period...      $ 12.19     $12.18       $12.12        $ 12.19     $ 10.67        $10.67         $ 10.67
                       =======     ======       ======        =======     =======        ======         =======
Total Return
 (excludes sales
 and redemption
 charges)........        18.96%     17.96%       17.53%(f)      19.22%      (1.63)%       (8.16)%(d)      (1.44)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $12,849     $1,291       $  114        $89,294     $11,901        $  744         $71,427
Ratio of expenses
 to average
 net assets......         1.47%      2.25%        2.16%(e)       1.25%       1.18%         2.05%(e)        1.09%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         2.54%      1.74%        1.65%(e)       2.75%       2.38%         1.94%(e)        2.49%
Ratio of expenses
 to average
 net assets*.....         1.78%      2.77%        2.68%(e)       1.52%       1.63%         2.61%(e)        1.39%
Portfolio
 turnover (g)....       250.66%    250.66%      250.66%        250.66%     192.39%       192.39%         192.39%
                             Year Ended
                         June 30, 1993 (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period..........       $ 9.68      $  9.68
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.28         0.28
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         1.42         1.41
                      ---------- -------------
 Total from
  Investment
  Activities.....         1.70         1.69
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.29)       (0.29)
 Net realized
  gains..........          --           --
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.29)       (0.29)
                      ---------- -------------
Net Asset Value,
 End of Period...       $11.09      $ 11.08
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        17.74%       17.66%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).       $6,115      $42,318
Ratio of expenses
 to average
 net assets......         1.18%        1.15%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         2.66%        2.70%
Ratio of expenses
 to average
 net assets*.....         1.53%        1.46%
Portfolio
 turnover (g)....       177.99%      177.99%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                          Aggressive Allocation Fund
                          ----------------------------------------------------------
                          Six Months Ended  Eleven Months Ended  December 30, 1996
                          November 30, 1998    May 31, 1998     to June 30, 1997 (a)
                          ----------------- ------------------- --------------------
                            Institutional      Institutional       Institutional
                          ----------------- ------------------- --------------------
                             (Unaudited)
Net Asset Value,
 Beginning of Period....       $ 11.75            $ 10.57             $ 10.00
                               -------            -------             -------
Investment Activities
 Net investment income
  (loss)................          0.06               0.12                0.07
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....         (0.34)              1.19                0.56
                               -------            -------             -------
 Total from Investment
  Activities............         (0.28)              1.31                0.63
                               -------            -------             -------
Distributions
 Net investment income..         (0.05)             (0.13)              (0.06)
                               -------            -------             -------
 Total Distributions....         (0.05)             (0.13)              (0.06)
                               -------            -------             -------
Net Asset Value, End of
 Period.................       $ 11.42            $ 11.75             $ 10.57
                               =======            =======             =======
Total Return (excludes
 sales and redemption
 charges)...............         (2.36)%(b)         12.45%(b)            6.38%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........       $29,603            $33,816             $39,043
Ratio of expenses to
 average net assets.....          1.39%(c)           1.30%(c)            1.32%(c)
Ratio of net investment
 income (loss) to
 average net assets.....          0.92%(c)           1.11%(c)            1.61%(c)
Ratio of expenses to
 average net assets*....          1.54%(c)           1.45%(c)            1.47%(c)
Portfolio turnover......         81.62%             76.47%              44.68%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           Equity Income Fund
                           --------------------------------------------------------------------------------------------------
                           Six Months Ended November 30, 1998                 Eleven Months Ended May 31, 1998
                           -----------------------------------------   ------------------------------------------------------
                           Investor A    Investor B    Institutional   Investor A    Investor B    Investor C   Institutional
                           ----------    ----------    -------------   ----------    ----------    ----------   -------------
                                       (Unaudited)
Net Asset Value,
 Beginning of Period.....   $ 18.78       $ 18.68        $  18.69       $  19.20      $ 19.14        $19.23       $  19.13
                            -------       -------        --------       --------      -------        ------       --------
Investment Activities
 Net investment income
  (loss).................      0.13          0.06            0.14           0.25         0.11          0.11           0.29
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.06)        (0.05)          (0.05)          2.72         2.71          2.72           2.70
                            -------       -------        --------       --------      -------        ------       --------
 Total from Investment
  Activities.............      0.07          0.01            0.09           2.97         2.82          2.83           2.99
                            -------       -------        --------       --------      -------        ------       --------
Distributions
 Net investment income...     (0.13)        (0.08)          (0.15)         (0.21)       (0.10)        (0.09)         (0.25)
 Net realized gains......       --            --              --           (3.18)       (3.18)        (3.18)         (3.18)
                            -------       -------        --------       --------      -------        ------       --------
 Total Distributions.....     (0.13)        (0.08)          (0.15)         (3.39)       (3.28)        (3.27)         (3.43)
                            -------       -------        --------       --------      -------        ------       --------
Net Asset Value, End of
 Period..................   $ 18.72       $ 18.61        $  18.63       $  18.78      $ 18.68        $18.79       $  18.69
                            =======       =======        ========       ========      =======        ======       ========
Total Return (excludes
 sales and redemption
 charges)................      0.43%(a)      0.00%(a)        0.56%(a)      17.08%(a)    16.28%(a)     16.22%(a)      17.31%(a)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $91,557       $25,428        $254,248       $104,503      $27,767        $1,094       $281,395
Ratio of expenses to
 average net assets......      1.57%(b)      2.32%(b)        1.32%(b)       1.58%(b)     2.33%(b)      2.33%(b)       1.33%(b)
Ratio of net investment
 income (loss) to average
 net assets..............      1.38%(b)      0.63%(b)        1.63%(b)       1.39%(b)     0.64%(b)      0.63%(b)       1.65%(b)
Portfolio turnover (c)...     32.81%        32.81%          32.81%         18.62%       18.62%        18.62%         18.62%

-------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                              Equity Income Fund
                         ---------------------------------------------------------------------------------------------
                                    Year Ended June 30, 1997                       Year Ended June 30, 1996
                         ---------------------------------------------- ----------------------------------------------
                         Investor A Investor B Investor C Institutional Investor A Investor B Investor C Institutional
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 17.31    $ 17.27     $17.36     $  17.30     $ 14.49    $ 14.47     $14.54     $  14.49
                          -------    -------     ------     --------     -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.29       0.16       0.15         0.34        0.30       0.19       0.19         0.34
 Net realized and
  unrealized gains
  (losses) from
  investments..........      3.57       3.57       3.58         3.51        3.27       3.25       3.27         3.26
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total from Investment
  Activities...........      3.86       3.73       3.73         3.85        3.57       3.44       3.46         3.60
                          -------    -------     ------     --------     -------    -------     ------     --------
Distributions
 Net investment income.     (0.28)     (0.17)     (0.17)       (0.33)      (0.30)     (0.19)     (0.19)       (0.34)
 Net realized gains....     (1.69)     (1.69)     (1.69)       (1.69)      (0.45)     (0.45)     (0.45)       (0.45)
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total Distributions...     (1.97)     (1.86)     (1.86)       (2.02)      (0.75)     (0.64)     (0.64)       (0.79)
                          -------    -------     ------     --------     -------    -------     ------     --------
Net Asset Value, End of
 Period................   $ 19.20    $ 19.14     $19.23     $  19.13     $ 17.31    $ 17.27     $17.36     $  17.30
                          =======    =======     ======     ========     =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............     23.81%     22.96%     22.86%       23.80%      25.05%     24.11%     24.17%       25.30%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $99,423    $21,038     $  778     $315,878     $82,396    $12,590     $  164     $337,318
Ratio of expenses to
 average net assets....      1.58%      2.33%      2.33%        1.33%       1.57%      2.32%      2.32%        1.32%
Ratio of net investment
 income (loss) to
 average net assets....      1.62%      0.88%      0.88%        1.89%       1.86%      1.11%      1.11%        2.11%
Ratio of expenses to
 average net assets*...       (a)        (a)        (a)          (a)        1.57%      2.32%      2.32%        1.32%
Portfolio turnover (a).     20.14%     20.14%     20.14%       20.14%      40.75%     40.75%     40.75%       40.75%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) No fees were waived during the period for this fund.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                      Equity Income Fund
                      --------------------------------------------------------------------------------------------
                                   Year Ended June 30, 1995                     Year Ended June 30, 1994
                      -------------------------------------------------- -----------------------------------------
                      Investor A Investor B Investor C (b) Institutional Investor A  Investor B (c)  Institutional
                      ---------- ---------- -------------- ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of
 Period.........       $ 13.50     $13.49       $13.38       $  13.50     $ 14.69        $14.92        $  14.69
                       -------     ------       ------       --------     -------        ------        --------
Investment
 Activities
Net investment
 income (loss)..          0.36       0.26         0.11           0.39        0.37          0.13            0.39
Net realized and
 unrealized
 gains (losses)
 from
 investments....          1.00       0.99         1.17           1.00       (0.56)        (1.43)          (0.56)
                       -------     ------       ------       --------     -------        ------        --------
Total from
 Investment
 Activities.....          1.36       1.25         1.28           1.39       (0.19)        (1.30)          (0.17)
                       -------     ------       ------       --------     -------        ------        --------
Distributions
Net investment
 income.........         (0.36)     (0.26)       (0.11)         (0.39)      (0.37)        (0.13)          (0.39)
In excess of net
 investment
 income.........         (0.01)     (0.01)       (0.01)         (0.01)        --            --              --
Net realized
 gains..........           --         --           --             --        (0.24)          --            (0.24)
In excess of net
 realized gains.           --         --           --             --        (0.39)          --            (0.39)
                       -------     ------       ------       --------     -------        ------        --------
Total
 Distributions..         (0.37)     (0.27)       (0.12)         (0.40)      (1.00)        (0.13)          (1.02)
                       -------     ------       ------       --------     -------        ------        --------
Net Asset Value,
 End of Period..       $ 14.49     $14.47       $14.54       $  14.49     $ 13.50        $13.49        $  13.50
                       =======     ======       ======       ========     =======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges).......         10.32%      9.41%        9.71%(f)      10.55%      (1.63)%       (8.76)%(d)      (1.53)%
Ratios/Supplementary
 Data:
Net Assets at
 end of period
 (000)..........       $71,063     $7,131       $   25       $346,164     $76,108        $3,836        $355,538
Ratio of
 expenses to
 average
 net assets.....          1.54%      2.32%        2.30%(e)       1.32%       1.40%         2.33%(e)        1.30%
Ratio of net
 investment
 income (loss)
 to average net
 assets.........          2.65%      1.86%        1.88%(e)       2.86%       2.56%         1.87%(e)        2.64%
Ratio of
 expenses to
 average
 net assets*....          1.57%      2.57%        2.55%(e)       1.32%       1.55%         2.59%(e)        1.30%
Portfolio
 turnover (g)...         77.70%     77.70%       77.70%         77.70%      69.35%        69.35%          69.35%
                      Year Ended June 30, 1993
                                (a)
                      ------------------------
                      Investor A Institutional
                      ---------- -------------
Net Asset Value,
 Beginning of
 Period.........       $ 13.14     $  13.14
                      ---------- -------------
Investment
 Activities
Net investment
 income (loss)..          0.45         0.45
Net realized and
 unrealized
 gains (losses)
 from
 investments....          1.69         1.69
                      ---------- -------------
Total from
 Investment
 Activities.....          2.14         2.14
                      ---------- -------------
Distributions
Net investment
 income.........         (0.45)       (0.45)
In excess of net
 investment
 income.........           --           --
Net realized
 gains..........         (0.14)       (0.14)
In excess of net
 realized gains.           --           --
                      ---------- -------------
Total
 Distributions..         (0.59)       (0.59)
                      ---------- -------------
Net Asset Value,
 End of Period..       $ 14.69     $  14.69
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges).......         16.71%       16.73%
Ratios/Supplementary
 Data:
Net Assets at
 end of period
 (000)..........       $50,000     $384,240
Ratio of
 expenses to
 average
 net assets.....          1.29%        1.26%
Ratio of net
 investment
 income (loss)
 to average net
 assets.........          3.24%        3.28%
Ratio of
 expenses to
 average
 net assets*....          1.36%        1.28%
Portfolio
 turnover (g)...         67.26%       67.26%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                                Parkstone Funds


Board of Trustees


Robert D. Neary
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.

Herbert R. Martens, Jr.
President
Executive Vice President,
  National City Corporation
Chairman, President and Chief Executive
  Officer, NatCity Investments, Inc.

Leigh Carter
Retired President and Chief Operating
 Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies

John F. Durkott
President and Chief Operating Officer,
  Kittle's Home Furnishings Center, Inc.


Robert J. Farling
Retired Chairman, President and Chief
  Executive Officer, Centerior Energy

Richard W. Furst, Dean
Professor of Finance and Dean
  Carol Martin Gatton College of Business
  and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

Gerald L. Gherlein
Executive Vice President and General
  Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television

J. William Pullen
President and Chief Executive Officer,
  Whayne Supply Company


   The Parkstone Trustees also serve as the Trustees of the Armada Funds and
                           Parkstone Advantage Funds.


                                   [LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]

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